File No. 33-75708
File No. 811-8370

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]

               Pre-Effective Amendment No.____                         [ ]


               Post-Effective Amendment No. 21                         [X]


           REGISTRATION STATEMENT UNDER THE
           INVESTMENT COMPANY ACT OF 1940                              [ ]


               Amendment No. 25                                        [X]


                                 MCMORGAN FUNDS
               (Exact Name of Registrant as Specified on Charter)

                           One Bush Street, Suite 800
                             San Francisco, CA 94104
                    (Address of Principal Executive Offices)

                                 (800) 788-9485
                         (Registrant's Telephone Number)

                                 Teresa Matzelle
                                 Vice President
                             McMorgan & Company LLC
                           One Bush Street, Suite 800
                             San Francisco, CA 94104
                     (Name and Address of Agent for Service)

Copies to:

Bibb L. Strench, Esq                    Michael Hession, Esq.
Sutherland Asbill & Brennan LLP         New York Life Investment Management LLC
1275 Pennsylvania Avenue, N.W.          169 Lackawanna Avenue
Washington, DC  20004                   Parsippany, NJ  07054

It is proposed that this filing will become effective (check appropriate box).


     [X]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [ ]  on (date) pursuant to paragraph (b) of Rule 485

     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

McMorgan Funds

PROSPECTUS

[Object Omitted]

Principal Preservation Fund
Intermediate Fixed Income Fund
Fixed Income Fund
High Yield Fund
Balanced Fund
Equity Investment Fund


October 28, 2005


One Bush Street, Suite 800
San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

McMorgan Funds - Prospectus - October 28, 2005


McMorgan Principal Preservation Fund

McMorgan Intermediate Fixed Income Fund

McMorgan Fixed Income Fund

McMorgan High Yield Fund

McMorgan Balanced Fund

McMorgan Equity Investment Fund

Table of Contents

The Funds
    McMorgan Principal Preservation Fund.....................................2
    McMorgan Intermediate Fixed Income Fund..................................4
    McMorgan Fixed Income Fund...............................................7
    McMorgan High Yield Fund................................................10
    McMorgan Balanced Fund..................................................12
    McMorgan Equity Investment Fund.........................................15
Fees and Expenses of the Funds...............................................7
Management of the Funds......................................................9
Your Account.................................................................1
    Buying Shares...........................................................21
    Selling Your Shares.....................................................24
Additional Information on Buying and Selling Fund Shares....................26
Distributions and Taxes.....................................................27

Other Investment Strategies and Risks.......................................29

Financial Highlights........................................................30
Additional Information..............................................Back Cover

                      MCMORGAN PRINCIPAL PRESERVATION FUND

Type of Fund: A Taxable Money Market Fund
Ticker Symbol: MCPXX

Investment Goal


Maximum current income consistent with maintaining liquidity and preserving capital.


Principal Investment Strategies

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities with remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a stable $1.00 share price.

In managing the portfolio, the Fund's adviser looks for securities that appear to offer the best relative value based on an analysis of:

         o        credit quality
         o        interest rate sensitivity
         o        yield
         o        price


The Fund invests at least 95% of its assets in either U.S. government securities or short-term debt securities assigned the highest rating by at least two nationally-recognized statistical rating agencies such as Standard & Poor's Ratings Service ("S&P") (at least A-1), Moody's Investors Service, Inc. ("Moody's") (at least P-1) or Fitch/IDC ("Fitch") (at least F1). From time to time, the Fund may also invest in unrated securities that the adviser believes are comparable to high-quality, short-term debt securities. The Fund may not invest more than 5% of its assets in unrated securities and short-term debt securities assigned the second highest rating.


The Fund principally invests in:

         o securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities

         o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

         o securities issued by U.S. banks, including bankers acceptances, repurchase agreements and certificates of deposit

         o commercial paper assigned the highest short-term debt rating by two independent rating agencies or believed to be of comparable quality by the adviser

Principal Risks

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Additional risks associated with an investment in the Fund include:

         o an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         o not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

         o an issuer once believed to be an issuer of high-quality securities may experience a sudden collapse in its creditworthiness, becoming insolvent and defaulting in meeting interest and principal payments.

         o the Fund's yield will fluctuate with changes in short-term interest rates.

Definitions

Commercial Paper: negotiable short-term, unsecured promissory notes generally sold at a discount with a maximum maturity of nine months.

Liquidity: the ability to convert assets easily and quickly into cash.

Suitability

The Fund may be appropriate for investors who wish to avoid fluctuations in principal while earning interest income. Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds that invest in lower-rated securities or securities with longer maturities.

Past Fund Performance

The bar chart and performance table illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The figures assume reinvestment of all dividends and distributions. The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  5.72%    5.15%    5.38%    5.30%    4.92%    6.17%    4.21%    1.58%    0.97%    1.13%
  ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
  1995     1996     1997     1998     1999     2000     2001     2002     2003     2004



Year-to-Date Return                  2.02% as of September 30, 2005
Best Quarter                         1.60% in the third quarter of 2000
Worst Quarter                        0.21% in the second quarter of 2004


   Performance Table -- (Average annual total returns as of December 31, 2004)


                                               1 Year    5 Years     10 Years
                                               ------    -------     --------
McMorgan Principal Preservation Fund             1.13%      2.79%        4.03%



The seven-day yield as of 12/31/04 was 2.09 %. Call 800-788-9485 between 10:30 a.m. and 7:30 p.m. Eastern time for the current yield.

                     MCMORGAN INTERMEDIATE FIXED INCOME FUND

Type of Fund: An Intermediate Term Investment Grade Bond Fund
Ticker Symbol: MCMNX

Investment Goal


Above average total return consistent with maintaining liquidity and preserving capital.


Principal Investment Strategies

The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and ten years.

The Fund invests at least 80% of its net assets in debt securities that are investment grade or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund generally consists of a broad number of individual securities and is diversified by sector, industry and specific issuer, and maturity.

The adviser's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. A market orientation is incorporated whereby deviations in portfolio characteristics from that of the Fund's benchmark, the Lehman Brothers Intermediate U. S. Government/Credit Index, are measured and controlled. Extensive credit analysis is performed at the security level to gauge issuer risk and to aid in the determination of relative value. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio.

         The Fund principally invests in:

         o securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

         o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

         o        corporate, bank and commercial obligations

         o        mortgage-backed securities

         o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables


Principal Risks


By investing in debt securities, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

         o interest rate risk - the risk that fixed-income securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

         o credit risk - the risk that the issuer of a debt security may not make timely interest payments or may fail to pay the principal upon maturity.

         o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

         o prepayment risk - the risk that the obligations underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates and could adversely affect yield to maturity. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.


         o agency risk - not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

         o collateral risk - for asset-backed securities, the security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage-backed securities.


Definitions

Investment Grade: an investment grade security is one rated Baa or higher by Moody's, BBB or higher by S&P, or BBB or higher by Fitch. The Fund may also invest in unrated debt securities that the adviser believes are comparable to investment grade rated securities.


Duration: The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.


Expected Real Return: expected real return is the difference between the current yield to maturity of fixed-income investments and the expected inflation rate.


Suitability

The Fund may be appropriate for investors who want higher returns than a money market fund and less market fluctuation than the McMorgan Fixed Income Fund. The Fund attempts to achieve higher returns by investing in short- to intermediate-term securities that generally have higher yields and slightly more interest rate risk than a money market fund. The Fund does not attempt to maintain a $1.00 per share value as money market funds do, and thus is not suitable for investors who are looking for consistent principal stability.

Past Fund Performance

The bar chart and performance table illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the Lehman Brothers Intermediate Government/Credit Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions. The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 14.95%    4.13%    7.91%    7.81%  -0.31%     9.84%    7.98%    7.90%    3.75%    3.31%
 -----    -----    -----    -----   ------    -----    -----    -----    -----    -----
  1995     1996     1997     1998     1999     2000     2001     2002     2003     2004



Year-to-Date Return                0.80% as of September 30, 2005
Best Quarter                       5.00% in the second quarter of 1995
Worst Quarter                     -2.62% in the second quarter of 2004



   Performance Table -- (Average annual total returns as of December 31, 2004)



                                                             1 Year    5 Years   10 Years
                                                             ------    -------   --------
McMorgan Intermediate Fixed Income Fund

    Return Before Taxes                                       3.31%     6.52%      6.65%

    Return After Taxes on Distributions*                      2.10%     4.44%      4.37%

    Return After Taxes on Distributions and Sale of
    Fund Shares*                                              2.17%     4.33%      4.30%

Lehman Brothers Intermediate U.S. Government/Credit Index**   3.04%     7.21%      7.16%


----------
* After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
** The Lehman Brothers Intermediate U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds with less than 10 years to maturity, and reflects no deduction for fees, expenses or taxes.

                           MCMORGAN FIXED INCOME FUND

Type of Fund: An Investment Grade Bond Fund
Ticker Symbol: MCMFX

Investment Goal


Above average total return consistent with maintaining liquidity and preserving capital.


Principal Investment Strategies

The Fund invests in high quality, short- to intermediate-term bonds and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and fifteen years.

The Fund invests at least 80% of its net assets in debt securities that are investment grade or issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The adviser's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. A market orientation is incorporated whereby deviations in portfolio characteristics from that of the Fund's benchmark, the Lehman Brothers U.S. Government/Credit Index, are measured and controlled. Extensive credit analysis is performed at the security level to gauge issuer risk and to aid in the determination of relative value. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio.

The Fund principally invests in:

         o securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

         o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

         o        corporate, bank and commercial obligations

         o        mortgage-backed securities

         o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables

Principal Risks

By investing in debt securities, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

         o interest rate risk - the risk that debt securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

         o credit risk - the risk that the issuer of a debt security may not make timely interest payments or may fail to pay the principal upon maturity.

         o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

         o prepayment risk - the risk that the obligations underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates and could adversely affect yield to maturity. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.


         o agency risk - not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

         o collateral risk - for asset-backed securities, the security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage-backed securities.


Definitions

Investment Grade: an investment grade security is one rated Baa or higher by Moody's, BBB or higher by S&P, or BBB or higher by Fitch. The Fund may also invest in unrated debt securities that the adviser believes are comparable to investment grade rated securities.


Duration: The duration of a bond or mutual fund portfolio may be an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.


Expected Real Return: expected real return is the difference between the current yield to maturity of fixed-income investments and the expected inflation rate.

Suitability

The Fund may be appropriate for investors who want higher returns than a money market fund and the McMorgan Intermediate Fixed Income Fund. The Fund attempts to achieve higher returns by investing in fixed-income securities that generally have higher yields and slightly more interest rate risk. The Fund does not attempt to maintain a $1.00 per share value as money market funds do, and thus is not suitable for investors who are looking for consistent principal stability. The Fund generally has more market fluctuation than the McMorgan Intermediate Fixed Income Fund.

Past Fund Performance

The bar chart and performance table illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the Lehman Brothers Government/Credit Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions. The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

       19.29%    3.05%    9.53%    8.52%    -2.18%   11.55%    7.02%    10.93    4.14%    4.51%
       -----     ----     ----     ----     -----    -----     ----     -----    ----     ----
        1995     1996     1997     1998      1999     2000     2001      2002    2003     2004



Year-to-Date Return                   1.40% as of September 30, 2005
Best Quarter                          6.65% in the second quarter of 1995
Worst Quarter                        -3.57% in the second quarter of 2004


   Performance Table -- (Average annual total returns as of December 31, 2004)


                                                            1 Year           5 Years         10 Years
                                                            ------           -------         --------
McMorgan Fixed Income Fund
    Return Before Taxes                                      4.51%            7.59%           7.49%

    Return After Taxes on Distributions*                     3.12%            5.42%           5.14%

    Return After Taxes on Distributions and Sale of          3.09%            5.18%           4.97%
    Fund Shares*

Lehman Brothers U.S. Government/Credit Index**               4.19%            8.00%           7.80%


----------


* After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.

** The Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes.

MCMORGAN HIGH YIELD FUND


Type of Fund: A High Yield Fund
Ticker Symbol:  MCMHX

Investment Goal


Maximize income in a manner consistent with above average total return.


Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities. These securities are rated below investment grade by Moody's and/or S&P, or are unrated but are considered to be of comparable quality by the Fund's sub-adviser. The Fund will invest in securities with no limit on the average remaining maturities. The average weighted portfolio maturity will generally be between four and ten years. Certain preferred equity securities may be counted towards the Fund's 80% high yield requirement, if the Fund's sub-adviser determines that the securities have economic characteristics similar to high yield debt securities.

The Fund's investment process involves a "bottom-up" credit selection approach, which is governed by a "top-down" sector analysis. The Fund seeks investments with optimal risk/reward characteristics and places on emphasis on companies that are expected to generate free cash flow. Individual portfolio securities are monitored for changes in the creditworthiness of their issuers, corporate and industry events impacting the issuers, and the issuers' ability to meet investment expectations. The Fund controls risk through detailed credit analysis on the issuers of securities considered and purchased, proactive monitoring of holdings, and diversification. Company analysis takes into consideration such factors as events unique to an industry, competitive landscape, earnings and cash flow strength, asset protection, liquidity, financial flexibility and management goals and growth plans.

Due to its trading strategies, the Fund may experience a portfolio turnover rate that exceeds 100%. Funds with high turnover rates often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains.

Other Investments

The Fund may invest, without limitation unless otherwise noted, in other types of instruments such as money market securities, repurchase agreements, bank loans, asset-backed securities and mortgage-backed securities, targeted return index securities ("TRAINs") and other index-linked securities, investment grade securities, convertible bonds, derivative instruments (including futures contracts and options), common and preferred stocks (including structured preferred stocks), securities issued with equity or warrants (purchased separately or as a unit), and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Principal Risks

By investing in high yield securities, which are generally considered speculative because they present a greater risk of loss, the Fund may expose you to certain risks including:

         o interest rate risk - the risk that debt securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

         o credit risk - the risk that the issuer of a debt security may not make timely interest payments or may fail to pay the principal upon maturity. High yield debt securities, commonly known as junk bonds, are rated Ba1 and below by Moody's and BB+ and below by S&P, and are generally considered riskier because they present a greater risk of loss, including default, than higher rated debt securities.

         o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.


         o market risk - the risk that the price of a security (a stock or bond) will rise or fall due to various unpredictable market conditions.

         o liquidity risk - the risk that exists when particular investments are difficult to sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.


Suitability

The Fund may be appropriate for investors who want higher returns than the McMorgan Fixed Income Fund. The Fund attempts to achieve higher returns by investing in high yield securities that generally have higher yields to compensate for increased credit risk. This Fund may be suitable for less conservative investors who are willing to accept a significantly higher level of risk than may be found with funds that invest in investment grade securities. The Fund generally has more market fluctuation than the McMorgan Fixed Income Fund.

Past Fund Performance

The bar chart and performance table illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the Lehman Brothers High Yield Index an unmanaged securities index. The figures assume reinvestment of all dividends and distributions. The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    10.30%
    -----
     2004

Year-to-Date Return                  1.17% as of September 30, 2004 2005
Best Quarter                         5.02% in the fourth quarter of 2004
Worst Quarter                        -0.45% in the second quarter of 2004

Performance Table -- (Average annual total returns as of December 31, 2004)



                                                             1 Year           Since Inception*
                                                             ------           ----------------
McMorgan High Yield Fund
    Return Before Taxes                                       10.30%                    12.46%

    Return After Taxes on Distributions**                      7.31%                     9.47%

    Return After Taxes on Distributions and Sale of Fund       6.57%                     8.81%
    Shares*

Lehman Brothers High Yield Index***                           11.13%                    12.79%



* Inception date November 3, 2003.
** After -tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
*** The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt, and reflects no deduction for fees, expenses or taxes.


Definitions

INVESTMENT GRADE: an investment grade security is one rated Baa or higher by Moody's, BBB- or higher by S&P, or BBB or higher by Fitch Investors Service, Inc. The Fund may also invest in unrated debt securities that the sub-adviser believes are comparable to investment grade rated securities.

MCMORGAN  BALANCED  FUND

Type of Fund: A Balanced Fund
Ticker Symbol: MCMBX

Investment Goal


Balance of capital appreciation, income and preservation of capital.


Principal Investment Strategies

The Fund invests in a diversified portfolio of equity and debt securities. The Fund's target asset allocation is 60% in equity securities and 40% in debt securities over the long term. The mix of securities will change based on existing and anticipated market conditions. The Fund's asset allocation is generally between 50% and 70% in common stocks and at least 25% in debt securities under normal market conditions.

Equities





The Fund seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Fund normally invests in common stocks of well-established US companies, primarily those with large-capitalizations. The Fund invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Fund is managed with a core orientation (including growth and value equities). The Fund uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.


Debt Securities

The Fund seeks to provide shareholders with income by investing in a broad range of intermediate- and long-term debt securities, including:

         o securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
         o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury
         o        corporate, bank and commercial obligations
         o        mortgage-backed securities
         o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables

The adviser's investment process for selecting debt securities for the Fund utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio.

Principal Risks

By investing in stocks and bonds, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

         o interest rate risk - the risk that debt securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests a portion of its assets in debt securities, may exhibit similar responses to interest rate changes.

         o market risk - the risk that the price of a security (a stock or bond) will rise or fall due to various unpredictable market conditions.

         o issuer specific risk - the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

         o credit risk - the risk that the issuer of a debt security may not make timely interest payments or may fail to pay the principal upon maturity.

         o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

         o prepayment risk - the risk that the obligations underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates and could adversely affect yield to maturity. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.


         o agency risk - not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

         o collateral risk - for asset-backed securities, the security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage-backed securities.

         o economic/political risk - changes in economic or political conditions, both domestic and international may result in a decline in value of the Fund's investments.

Definitions

Investment Grade: an investment grade security is one rated Baa or higher by Moody's, BBB or higher by S&P, or BBB or higher by Fitch. The Fund may also invest in unrated debt securities that the adviser believes are comparable to investment grade rated securities.


Duration: The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.


Expected Real Return: expected real return is the difference between the current yield to maturity of fixed-income investments and the expected inflation rate.

Suitability

The Fund may be appropriate for investors who are willing to accept the risks associated with a combination of investments in equity and fixed income securities. The Fund is not suitable for investors who are looking for consistent principal stability.

Past Fund Performance

The bar chart and performance table illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmarks, the S&P 500 Index (equities) and the Lehman Brothers U.S. Government/Credit Index (debt securities), two unmanaged securities indices. The figures assume reinvestment of all dividends and distributions. The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 28.71%   16.26%   23.66%   20.63%    7.04%    0.71%  -3.13%   -11.95%   16.40%    6.13%
 -----    -----    -----    -----     ----     ----   -----    ------   ------     ----
  1995     1996     1997     1998     1999     2000    2001      2002     2003     2004



Year-to-Date Return                3.86% as of September 30, 2005
Best Quarter                       11.93% in the fourth quarter of 1998
Worst Quarter                      -9.09% in the third quarter of 2002


   Performance Table -- (Average annual total returns as of December 31, 2004)


                                                             1 Year           5 Years         10 Years
                                                             ------           -------         --------
McMorgan Balanced Fund

    Return Before Taxes                                       6.13%              1.19%            9.75%

    Return After Taxes on Distributions*                      5.63%              0.06%            8.43%

    Return After Taxes on Distributions and Sale of Fund      4.23%              0.44%            7.85%
    Shares*

S&P 500 Index**                                              10.88%             -2.30%           12.07%

Lehman Brothers U.S. Government/ Credit Index***              4.19%              8.00%            7.80%

----------
* After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
** The S&P 500 Index is a market capitalization-weighted index of common stocks, and reflects no deduction for fees, expenses or taxes.
*** Lehman Brothers U.S. Government/ Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes.

                         MCMORGAN EQUITY INVESTMENT FUND

Type of Fund: A Diversified Stock Fund
Ticker Symbol: MCMEX

Investment Goal


Above-average total return consistent with reasonable risk.


Principal Investment Strategies


The Fund seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index over the following six to twelve months. The Fund invests at least 80% of its net assets in equity securities. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Fund normally invests in common stocks of well-established US companies, primarily those with large-capitalizations. The Fund invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Fund is managed with a core orientation (including growth and value equities). The Fund uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.





Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

    o market risk - the risk that the price of a security (a stock or bond) will rise or fall due to various unpredictable market conditions.

    o issuer specific risk - the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

    o economic/political risk - changes in economic or political conditions, both domestic and international may result in a decline in value of the Fund's investments.

Suitability

The Fund may be appropriate for investors who desire long-term growth and are willing to accept the risk of occasional volatile returns similar to the returns of the S&P 500 Index. The Fund is not suitable for investors who are looking for consistent principal stability.

Past Fund Performance

The bar chart and performance table illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the S&P 500 Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions. The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 35.94%   26.80%   33.84%   27.76%   11.54%  -6.39%   -10.56%  -25.79%   23.44%    6.80%
 -----    -----    -----    -----    -----   -----    ------   ------    -----     ----
  1995     1996     1997     1998     1999     2000     2001     2002     2003     2004



Year-to-Date Return          5.15% as of September 30, 2005
Best Quarter                 20.25% in the fourth quarter of 1998
Worst Quarter               -18.69% in the third quarter of 2002


   Performance Table -- (Average annual total returns as of December 31, 2004)


                                                             1 Year           5 Years         10 Years
                                                             ------           -------         --------
McMorgan Equity Investment Fund

    Return Before Taxes                                        6.80%            -3.91%         10.41%

    Return After Taxes on Distributions*                       6.64%            -4.49%          9.75%

    Return After Taxes on Distributions and Sale of Fund
    Shares*                                                    4.63%            -3.47%          8.99%

S&P 500 Index**                                               10.88%            -2.30%         12.07%


----------
* After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
** The S&P 500 Index is a market capitalization-weighted index of common stocks, and reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUNDS

The following table shows the fees and expenses you may pay if you buy and hold shares of the Funds. The Class McMorgan shares of the Funds do not impose any front-end loads, deferred sales loads or Rule 12b-1 distribution fees. Shareholders are not charged for exchanging shares or reinvesting dividends.


                                           McMorgan       McMorgan                                             McMorgan
                                           Principal    Intermediate     McMorgan     McMorgan     McMorgan     Equity
                                         Preservation   Fixed Income   Fixed Income  High  Yield   Balanced   Investment
                                             Fund           Fund          Fund          Fund         Fund       Fund
                                         ------------   ------------   ----------    -----------   --------   ----------
Shareholder Fees
(fees paid directly from your
investment)

    Maximum Sales Charge (Load)
    Imposed on Purchases                         None           None           None         None       None         None

    Maximum Sales Charge (Load)
    Imposed on Reinvested Dividends              None           None           None         None       None         None

    Redemption Fee                               None           None           None         None       None         None

    Exchange Fee                                 None           None           None         None       None         None

Annual Fund Operating Expenses:
 (expenses that are deducted
 from Fund assets)

     Management Fees                             0.25%          0.35%          0.35%        0.50%      0.45%        0.50%

     Other Expenses                              0.24%          0.25%          0.44%        0.25%      0.39%        0.30%

Total Annual Fund Operating
 Expenses*                                       0.49%          0.60%          0.79%        0.75%      0.84%        0.80%



* These are the gross fees and expenses of the Funds. The adviser has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of average daily net assets: Principal Preservation Fund 0.30%; Intermediate Fixed Income Fund 0.50%; Fixed Income Fund 0.50%; High Yield Fund 0.75%; Balanced Fund 0.60%; and Equity Investment Fund 0.75%. This voluntary action by the adviser may be discontinued at any time.

Example

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that:

         o        you invest $10,000 in the Fund for the time periods indicated;

         o you redeem all of your shares or you hold them at the end of each time period;

         o        your investment has a 5% return each year;

         o        all distributions are reinvested; and

         o operating expenses of the Fund remain the same in each year of the time periods shown.

This example is for comparison only. Actual return and expenses may be different and each Fund's performance and expenses may be higher or lower. The numbers are based on Total Annual Fund Operating Expenses and do not reflect any applicable fee waivers or expense reimbursements. Based on the above assumptions, your costs for each Fund would be:

                                              1 Year   3 Years   5 Years   10 Years
                                              ------   -------   -------   --------
McMorgan Principal Preservation Fund         $    50   $   157   $   274   $    616
McMorgan Intermediate Fixed Income Fund      $    61   $   192   $   335   $    750
McMorgan Fixed Income Fund                   $    81   $   252   $   439   $    978
McMorgan High Yield Fund                     $    77   $   240   $   417   $    930
McMorgan Balanced Fund                       $    86   $   268   $   466   $  1,037
McMorgan Equity Investment Fund              $    82   $   255   $   444   $    990

MANAGEMENT OF THE FUNDS

The adviser of the Funds is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104


The adviser is responsible for selecting, purchasing, monitoring and selling securities in each Fund's investment portfolio. In the case of the High Yield Fund, the Equity Investment Fund and the equity portion of the Balanced Fund, the adviser is responsible for overseeing the sub-adviser's selection, purchasing, monitoring and selling of the securities in the investment portfolios of the Funds. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Funds.


McMorgan & Company, the predecessor to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusteed plans. As of June 30, 2005, the adviser had approximately $13 billion of assets under management, including investment company assets of approximately $736 million.


The sub-adviser of the High Yield Fund, the Equity Investment Fund, and the equity portion of the Balanced Fund is: New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.





The sub-adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. The sub-adviser is an investment management firm serving institutions and individuals. As of June 30, 2005, the sub-adviser and its affiliates had approximately $193 billion in assets under management.



Prior to March, 2005, the adviser managed the Equity Investment Fund and the equity portion of the Balance Fund.


Portfolio Management


The portfolio managers who are primarily responsible for the Funds' day-to-day management are set forth below. In addition, information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers, and their ownership of shares of the Funds each manages is available in the Statement of Additional Information.



PRINCIPAL PRESERVATION FUND - Adam Blankman, Brian A. Henry, Joanna Karger, Elizabeth A. Souza and Connor Hancock
INTERMEDIATE FIXED INCOME FUND - Brian A. Henry, Joanna Karger, Elizabeth A. Souza and Connor Hancock
FIXED INCOME FUND - Brian A. Henry, Joanna Karger, Elizabeth A. Souza and Connor Hancock


HIGH YIELD FUND - Joseph Hynes and John Ciaberrelli


BALANCED FUND - Brian A. Henry, Joanna Karger, Elizabeth A. Souza, Connor Hancock and Harvey Fram


EQUITY INVESTMENT FUND - Harvey Fram

ADAM BLANKMAN, CFA, Adam joined McMorgan in 1999 and provides credit research and analysis to support McMorgan's fixed income portfolios. He has 11 years of experience with fixed income securities, coming to us after working as an analyst with Standard & Poor's. Adam holds a Masters degree from Stanford University and a Bachelors degree from the University of California at Berkeley.


BRIAN A. HENRY, CFA. Mr. Henry joined McMorgan in 2002 and has 16 years of investment experience. He previously worked at Dresdner RCM Global Investors, where he served as a Director and Senior Portfolio Manager, and was responsible for development and implementation of portfolio strategies. Mr. Henry has extensive experience in portfolio management, analysis and trading of fixed income securities, including financial futures, and brings that valuable expertise to McMorgan's Fixed Income Portfolio Management team. He holds a BS in Finance from Fairfield University.

JOANNA KARGER, MBA. Ms. Karger joined McMorgan in September 2003 and has 15 years investment experience as a fixed income portfolio manager. She most recently worked at Dresdner RCM Global Investors as a Director and Portfolio Manager. Her responsibilities included fixed income strategy development and implementation with an emphasis on the structured product sector. A graduate of the Wharton School, University of Pennsylvania, Joanna holds an MBA in Finance. She achieved a BA in Economics from the University of California at Berkeley.

ELIZABETH A. SOUZA, CFA. Ms. Souza joined McMorgan in 1984 and has 21 years of investment experience. As senior manager of McMorgan fixed income portfolios, she develops investment strategy and risk-reward analyses in all sectors and implements trades. Her comprehensive range of experience in investment management and her CFA designation complement a BS degree in Finance from California State University, Hayward.

CONNOR HANCOCK, CFA. Mr. Hancock joined McMorgan in 1994 with a background in financial sales. In 1996, he joined the Investment Department working with the fixed income investment management team. Mr. Hancock works in all areas of the fixed income market, with particular focus on the corporate, mortgage, and asset backed sectors. He earned a BA in Economics from the University of California at Santa Barbara.

JOSEPH HYNES. Mr. Hynes is Head of the Public High Yield Team. Previously, he was the Head of Corporate Bond Research for public investment grade bonds and Head of Public Emerging Markets Research. He has over 20 years of investment experience. Prior to joining the firm, Mr. Hynes held positions as an investment banking analyst at Drexel Burnham Lambert's Commercial Paper unit, as a credit analyst at Standard & Poor's Debt Rating Division, and as a financial analyst involved in budgeting and strategic planning at Genstar Inc. Mr. Hynes earned his BA from the University of Notre Dame.

JOHN P. CIBBARELLI, CFA. Mr. Cibbarelli is a portfolio manager and a public high-yield analyst. Previously, he was an analyst in the Private Finance Group, focused on the origination of private high yield debt, private equity, and leveraged bank loan investments. He has over 14 years of investment experience. Prior to joining the firm, he was an internal auditor at Bankers Trust Company and a financial analyst in M&A at Dean Witter Reynolds. Mr. Cibbarelli earned his MBA from Columbia University and his BSBA from Georgetown University.

HARVEY FRAM, CFA Mr. Fram is the portfolio manager of the Equity Investment Fund and manages the equity portion of the Balanced Fund's portfolio. Mr. Fram is currently a Director at New York Life Investment Management LLC ("NYLIM"). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining NYLIM in 2000, Mr. Fram was a Portfolio Manager and Research Strategist of Monitor Capital Advisors LLC. Prior to joining Monitor, he was a quantitative research analyst at ITG, a technology-based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst ("CFA") designation in 1999 and has an MBA from the Wharton School of Business at the University of Pennsylvania.

Management Fees

Each Fund pays the adviser an annual advisory fee as a percentage of average daily net assets for providing investment advisory services. During the most recent fiscal year, after taking into account fee waivers, the Funds paid the following investment advisory fees to the adviser:


                                                       Fees as % of average
                                                        daily net assets
Fund                                                   --------------------
---------------------------------------
McMorgan Principal Preservation Fund                           0.06%
McMorgan Intermediate Fixed Income Fund                        0.25%
McMorgan Fixed Income Fund                                     0.06%
McMorgan High Yield Fund                                       0.50%
McMorgan Balanced Fund                                         0.21%
McMorgan Equity Investment Fund                                0.45%


Management of the Funds (continued)


The fees paid to the adviser reflect a voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of the Funds' average daily net assets:


         o        0.30% for the McMorgan Principal Preservation Fund

         o 0.50% for the McMorgan Intermediate Fixed Income Fund and the McMorgan Fixed Income Fund

         o        0.75% for the McMorgan High Yield Fund

         o        0.60% for the McMorgan Balanced Fund

         o        0.75% for the McMorgan Equity Investment Fund

Although the adviser currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the adviser may be discontinued at any time. Any waiver or reimbursement by the adviser is subject to repayment by the Funds within the following three years if the Funds are able to make the repayment without exceeding their current expense limits.

Operating expenses not required in the normal operation of the Funds are payable by the Funds. These expenses include taxes, interest, governmental shares and fees, including registration of the Funds with the Securities and Exchange Commission ("SEC") and the various states, brokerage costs, dues, and all extraordinary costs including expenses arising out of anticipated or actual litigation or administrative proceedings.


Pursuant to the Sub-Advisory Agreements between the adviser and sub-adviser, the sub-adviser, subject to the supervision of the Trustees of the Trust and the adviser, and in conformity with the stated policies of each Fund that it manages and the Trust, manages the assets of the High Yield Fund, the Equity Investment Fund and the equity portion of the Balanced Fund, including the purchase, retention, and disposition of portfolio securities. As compensation for services, the adviser, not the Funds, pays the sub-adviser: (1) 50% of the net advisory fee received by the adviser from the High Yield Fund pursuant to the Advisory Agreement between the adviser and the High

Yield Fund, and (2) 0.25% of the average daily net assets of the Equity Investment Fund and Balanced Fund pursuant to the Sub-Advisory Agreements related to the Equity Investment Fund and the Balanced Fund. If, however, the adviser, pursuant to the terms of the Advisory Agreement or other agreement, is required to reimburse the Equity Investment Fund or Balanced Fund for expenses or waive any expense for the Equity Investment Fund or Balanced Fund, then an amount equal to 50% of such reimbursement or waiver shall be deducted from the monthly fee paid to the sub-adviser.

YOUR ACCOUNT

BUYING SHARES

You may buy shares in any of the Funds, except the High Yield Fund, with an initial investment of $5,000 or more ($250 for retirement plans). Additional investments may be made for as little as $250. You may buy shares of the High Yield Fund with an initial investment of $250,000 or more. Additional investments may be made for as little as $250. The Funds reserve the right to waive the minimum investment requirements, upon request, for qualified retirement or benefit plans, IRAs, and the Trustees of the McMorgan Funds or employees of the Funds' investment adviser.

Pricing of Fund Shares

The price of each Fund's shares is based on the net asset value ("NAV") of each Fund's portfolio. Each Fund calculates its NAV per share by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. Each Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NAV for the Principal Preservation Fund will not be calculated on national bank holidays. There is no sales charge in connection with the purchase of shares.

The portfolio securities of each Fund, except those held by the Principal Preservation Fund or debt securities with maturities of 60 days or less, are valued at market value under procedures established by the Board. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Securities held in the portfolio of the Principal Preservation Fund and debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the adviser values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

Timing of Requests

Except in the case of the Principal Preservation Fund, all requests received by the transfer agent, NYLIM Service Company LLC, before 4:00 p.m. Eastern time will be executed at the NAV per share next determined. Orders received after 4:00 p.m. will be executed the following business day at the NAV next determined. These Funds do not price shares on days when the NYSE is closed. For the Principal Preservation Fund, all requests received by the transfer agent before 1:00 p.m. Eastern time will be invested at the NAV determined that business day. Purchases received after 1:00 p.m. will be invested the next business day. Shares of the Principal Preservation Fund may be purchased only on days when national banks are open for business. Certain financial institutions that have entered into sales agreements with the Funds' distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a Fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld (see "Know Your Customer Regulations" below).

To Purchase Shares:
Initial Investment
By Mail

o        Complete and sign the Account Application.
o Make your check payable to the Fund in which you wish to invest, or if you are investing in more than one Fund, make your check payable to "McMorgan Funds".
o        Mail the Account Registration Form and your check to:
                  McMorgan Funds
                  c/o NYLIM Service Co.
                  169 Lackawanna Ave.
                  Parsippany, NJ 07054
o Minimum Initial Investment is $5,000 (except High Yield Fund, which is $250,000).

By Wire

o        Call 1-800- 831-1146 to arrange for a wire purchase.
    For same day purchase, the wire must be received before 4:00 p.m. Eastern time (1:00 p.m. Eastern time for the Principal Preservation Fund)
o        Wire federal funds to:
                  State Street Bank and Trust Company
                  ABA#: 011- 0000-28
                  The McMorgan Funds (DDA#99046179)
                  Attn: Custody and Shareholder Services
                  Include the Fund Name and Class, your account number and the name(s) of the investor(s)
o        Mail completed Account Application to the address above.
o        Note: Your bank may charge a wire fee.

Subsequent Investments

o Make your check payable to the Fund in which you wish to invest, or if you are investing in more than one Fund, make your check payable to "McMorgan Funds".

o Fill out an investment slip from an account statement or attach a brief letter of instruction, include your name and account number.
                  Mail to:
                  McMorgan Funds
                  P.O. Box 8407
                  Boston, MA 02266-8407
o        Minimum subsequent investment for all accounts is $250.
o        Call 1-800-831-1146 to arrange for a wire purchase.

Your Account (continued)

To Purchase Shares (continued):

For same day purchase, the wire must be received by 4:00 p.m. Eastern time (1:00 p.m. Eastern time for Principal Preservation Fund) Wire federal funds to:
                  State Street Bank and Trust Company
                  ABA#: 011-0000- 28
                  The McMorgan Funds (DDA#99046179)
                  Attn: Custody and Shareholder Services
                  Include the Fund Name, your account number and the name(s) of the investor(s)
o        Note: Your bank may charge a wire fee.

Initial Investment

By Exchange
You may open an account by making an exchange of shares from an existing McMorgan Funds account. Exchanges may be made by mail, fax or telephone. Call 1-800-831-1146 for assistance.
o Note: No fee or charge will apply, but there may be a capital gain or loss.

By Automatic Investment
o You must open a regular fund account with $5,000 minimum ($250,000 for the High Yield Fund) prior to participating in this plan.

Subsequent Investments

o You may add to an existing account by making an exchange from shares of an existing McMorgan Funds account. Exchanges can be made by mail, fax or telephone. Call 1-800- 831-1146 for assistance.
o        Completed authorization form must be on file in advance.
o        Call 1-800- 831-1146 to request the form.
o        Complete and return the form and any other required materials.
o        Subsequent investments will be drawn from your bank account.

Banks, brokers, 401(k) plans, financial advisers or financial supermarkets may charge additional transaction fees which are not charged if shares are purchased directly from the Funds.

Other Account Options

Retirement Accounts: Tax deferred retirement programs such as 401(k) plans and IRAs may invest in the Funds. Accounts established under such plans must have all dividends reinvested in the Funds. For more information about these plans or for an IRA application, please call 1-800-831-1146. If you buy or sell shares of a Fund through a retirement account or an investment professional, the procedures for buying, selling and exchanging shares of the Fund and the account features and policies may differ from those discussed in this Prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the Fund through a broker-dealer or other investment professional.

Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o        Name;
o        Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS EACH FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

SELLING YOUR SHARES

You may sell your shares at any time. Your shares will be sold at the NAV per share calculated after the Fund's transfer agent receives and accepts your order.

Timing of Requests

Redemption requests received in good order by the transfer agent, NYLIM Service Company LLC, before 4:00 p.m. Eastern time (1:00 p.m. Eastern time for the Principal Preservation Fund) on any day that the NYSE is open for business will be executed at that day's NAV. Requests received after 4:00 p.m. Eastern Time (1:00 p.m. Eastern time for the Principal Preservation Fund) will be processed on the next business day. Shares of the Principal Preservation Fund may be sold only on days that national banks are open for business.

Selling Recently Purchased Shares

The Funds will redeem shares that were recently purchased by check, but may withhold payment for 10 days from the date the check is received.

Signature Guarantees

A signature guarantee protects you against fraud by guaranteeing that your signature is authentic. A guarantee is required on all redemption requests of $10,000 or more or when the redemption proceeds are to be sent to someone other than the owner of record or to an address or bank account other than those of record.

When the Funds require a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs or notary publics will not be accepted.

Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.

Your Account (continued)

To Sell Shares:

By Mail

         o        Submit a written request for redemption with:
              o     The Fund's name;
              o     The Fund's account number;
              o The dollar amount or number of shares or percentage of the account to be redeemed; and
              o Signatures of all persons required to sign for transactions, exactly as the shares are registered.
         o        Mail your request to:
                               McMorgan Funds
                               P.O. Box 8407
                               Boston, MA 02266-8407
         o A check will be mailed to the name and address in which the account is registered.

By Wire
         o This option must be elected either on the initial Account Registration Form or subsequently in writing.
         o        Call 1-800-831-1146 with your request.
         o Wire redemption requests received prior to 1:00 p.m. for the Principal Preservation Fund will be wired the same day.
         o Wire redemption requests received before 4:00 p.m. will be wired the next business day.

By Telephone
         o This service must be elected in advance, either on the initial Account Registration Form or subsequently in writing.
         o        Call 1-800- 831-1146 with your request.
         o The Fund will use reasonable procedures to confirm that the request is genuine.
         o Written confirmation will be provided and a check will be mailed to the name and address in which the account is registered.

By Systematic Withdrawal Plan
         o Complete the appropriate section on the Account Registration Form or call 1-800-831-1146 to request a form to begin the plan.

         o To participate, you must own or purchase shares with a value of at least $10,000.
         o Withdrawals can be monthly, quarterly, semi-annually or annually. The minimum withdrawal amount is $100.

Please note that if you use a broker-dealer or financial institution to assist you in any of these transactions, they may charge a fee for this service, which the Funds do not charge.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

General Policies

The Funds reserve the right to:

         o reject any purchase order when a Fund determines that it is not in the best interest of the Funds or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Funds due to the timing of the investment or an investor's history of excessive trading.

         o make redemptions-in-kind (payments in portfolio securities rather than cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of a Fund's assets).

         o refuse purchase or exchange requests in excess of 1% of a Fund's total assets.

         o        change the minimum investment amounts.

         o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

         o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.


Each Fund may accept telephone orders for redemptions and exchanges only. The Funds do not accept telephone orders for purchases. Unless you decline telephone privileges on your Account Registration Form, you may be responsible for any fraudulent telephone orders so long as the Funds take reasonable measures to verify the orders.

Minimum Balances


The Funds may redeem your remaining shares at NAV if the balance of your account falls below $500 per Fund due to redemptions. The Funds will notify you if your balance has fallen below $500 and you will have 60 days to increase your account balance before your shares are redeemed. The Funds may close any account without notice if the account is inactive and the value of the account is $0.


Exchange Privileges

Shares of a Fund may be exchanged for shares of any of the other Funds. An exchange involves the redemption of all or a portion of the shares of one fund and the purchase or shares of another fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or by telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. Each Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Mailings to Shareholders

The Funds mail monthly statements summarizing the activity in your account(s) including each purchase or sale of your Fund shares. To reduce expenses, whenever possible, the Funds may limit mailings of most financial reports, prospectuses and account statements to one copy for each address that lists one or more shareholders with the same last name. If you would like additional copies of financial reports and prospectuses or separate mailings of account statements, please call 1-800-831-1146.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The interests of a Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of a Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.

The Funds are not intended to be used as a vehicle for short-term trading, and the Funds' Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Funds reserve the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect a Fund or its operations, including those from any individual or group who, in the Funds' judgment, is likely to harm Fund shareholders. Pursuant to the Funds' policies and procedures, a Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.

The Funds, through NYLIM Service Company LLC and NYLIFE Distributors LLC, maintain procedures to detect excessive or frequent trading in Fund shares. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, a Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in that Fund. The Funds may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Funds may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Funds' Prospectus.

While the Funds discourage excessive short-term trading, there is no assurance that the Funds or their procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Funds to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Funds may review and determine whether it is in the best interest of the Funds to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Funds have no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings is available in the Funds' Statement of Additional Information.

DISTRIBUTIONS AND TAXES

The Funds earn dividends, interest, and other income from their investments, and distribute this income (less expenses) to shareholders as dividends. The Funds also realize capital gains from their investments, and distribute these gains as described in the table below.

Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Funds unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

As with any investment, your investment in the Funds could have tax consequences for you. If you are not investing through a tax advantaged retirement account, you should consider these tax consequences. If you are a taxable investor, dividends you receive from a Fund, whether reinvested or taken in cash, are generally taxable as ordinary income or capital gains. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions. Because the McMorgan Principal Preservation Fund expects to maintain a stable $1 share price, you should not have any gain or loss if you sell your shares in that Fund.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale of your Fund shares are generally subject to state and local taxes.

Shareholders will be furnished information showing which portions of the distributions are not taxable in certain states. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to certain U.S. tax certification requirements.

You should consult your own tax adviser for more specific information about federal, state, local or foreign tax consequences of an investment in a Fund. Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.


Type of Distribution                                   Declared & Paid
------------------------------------------        ---------------------------
DIVIDENDS FROM NET INVESTMENT INCOME

   MCMORGAN PRINCIPAL PRESERVATION FUND           DECLARED DAILY/PAID MONTHLY

   MCMORGAN INTERMEDIATE FIXED INCOME FUND        MONTHLY

   MCMORGAN FIXED INCOME FUND                     MONTHLY

   MCMORGAN HIGH YIELD FUND                       MONTHLY

   MCMORGAN BALANCED FUND                         QUARTERLY

   MCMORGAN EQUITY INVESTMENT FUND                QUARTERLY

SHORT-TERM CAPITAL GAINS (ALL FUNDS)              ANNUALLY

LONG-TERM CAPITAL GAINS (ALL FUNDS)               ANNUALLY


Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

                  o provide your correct social security or taxpayer identification number,
                  o   certify that this number is correct,
                  o certify that you are not subject to backup withholding, and
                  o certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's investment goal and strategies described in this prospectus are not fundamental investment policies and can be changed by the Board of Trustees without shareholder approval. If the Fund's goal is changed, the Fund will notify shareholders before the change becomes effective. In addition to the investment strategies described in this prospectus, the Funds may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Funds' Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800- 831-1994.

All Funds may invest in the Principal Preservation Fund for cash management purposes.

Lower-Rated Debt Security Risks

Lower-rated debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-rated debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-rated debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-rated debt securities is likely to be higher during adverse economic conditions.

Other Potential Risks

Each Fund (except the Principal Preservation Fund) may at times invest a small portion of its assets in derivative securities, such as futures contracts and options. In addition, the Intermediate Fixed Income Fund, Fixed Income Fund, High Yield Fund and Balanced Fund may enter into interest rate, currency and mortgage swap agreements and invest in certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance. The Equity Investment Fund currently does not intend to invest in futures contracts or options.

Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to its trading strategies, a Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end.)

Defensive Investing

The Funds occasionally may take temporary defensive positions that are inconsistent with each Fund's principal investment strategies when the adviser deems it necessary to respond to adverse economic, political or other conditions. At such time, the Funds may invest temporarily without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When a Fund takes a temporary investment position, it may not achieve its investment goals.

SPECIAL MORTGAGE TRANSACTIONS

The Intermediate Fixed Income Fund, Fixed Income Fund and Balanced Fund may enter into the following types of mortgage transactions:

DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

TO BE ANNOUNCED SECURITIES (TBAS)

In a "To Be Announced Securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, a Fund and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms. Each Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. These transactions may result in increased credit risk and increase a fund's overall investment exposure.

DOLLAR ROLLS

Dollar rolls are transactions in which the Fund sells mortgage-backed securities to a broker with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a different price with the same broker. Normally, one or both securities involved are TBA mortgage-backed securities. These transactions may involve credit risks in the event of a counterparty default, increase a Fund's overall interest rate exposure, and increase portfolio turnover rate, which increases transaction costs and may increase taxable gains.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand the Funds' financial performance for the past five years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                           MCMORGAN PRINCIPAL PRESERVATION FUND

                                                        FOR THE        FOR THE        FOR THE       FOR THE      FOR THE
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                        6/30/05       6/30/04         6/30/03       6/30/02      6/30/01
Net asset value, beginning of year ..................     $1.00          $1.00          $1.00          $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................      0.02           0.01           0.01           0.02         0.06
Net realized and unrealized gain on investments .....         -           0.00(a)        0.00(a)           -            -
-------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ...................      0.02           0.01           0.01           0.02         0.06
-------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income ..........................     (0.02)         (0.01)         (0.01)         (0.02)       (0.06)
From capital gains ..................................     (0.00)(a)      (0.00)(a)      (0.00)(a)          -            -
-------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions ..................     (0.02)         (0.01)         (0.01)         (0.02)       (0.06)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ........................     $1.00          $1.00          $1.00          $1.00        $1.00
-------------------------------------------------------------------------------------------------------------------------
Total return ........................................     1.92%          0.87%          1.30%          2.41%        5.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's) ..................  $147,215       $133,382       $160,150       $141,127     $110,401
Ratio of expenses to average net assets before
 reimbursement and recovery of expenses
 by Advisor .........................................     0.49%          0.46%          0.43%          0.47%        0.49%
Ratio of expenses to average net assets after
 reimbursement of expenses by Advisor ...............     0.30%          0.30%          0.30%          0.30%        0.30%
Ratio of net investment income to average net
 assets before reimbursement of expenses
 by Advisor .........................................     1.71%          0.70%          1.15%          2.16%        5.47%
Ratio of net investment income to average
 net assets after reimbursement of expenses
 by Advisor .........................................     1.90%          0.86%          1.28%          2.33%        5.66%
=========================================================================================================================

(a) Less than one cent per share.

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                            MCMORGAN INTERMEDIATE FIXED INCOME FUND

                                                                  FOR THE     FOR THE        FOR THE     FOR THE     FOR THE
                                                                YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                                  6/30/05      6/30/04       6/30/03      6/30/02     6/30/01
Net asset value, beginning of period .........................     $10.22       $10.93        $10.46       $10.50        $9.99
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ........................................       0.34(a)      0.36          0.49         0.56         0.60
Net realized and unrealized gain (loss) on investments .......       0.16        (0.43)         0.51         0.06         0.51
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ............................       0.50        (0.07)         1.00         0.62         1.11
------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income ...................................      (0.34)       (0.36)        (0.50)       (0.57)       (0.60)
From capital gains ...........................................      (0.02)       (0.28)        (0.03)       (0.09)           -
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions ...........................      (0.36)       (0.64)        (0.53)       (0.66)       (0.60)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...............................     $10.36       $10.22        $10.93       $10.46       $10.50
------------------------------------------------------------------------------------------------------------------------------
Total return .................................................      4.93%       (0.64%)        9.79%        5.98%       11.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .........................   $163,622     $172,331      $191,682     $164,068     $207,924
Ratio of expenses to average net assets before
 reimbursement and recovery of expenses by Advisor ...........      0.60%        0.57%         0.57%        0.53%        0.50%
Ratio of expenses to average net assets after
 reimbursement of expenses by Advisor ........................      0.50%        0.50%         0.50%        0.50%        0.50%
Ratio of net investment income to average net assets
 before reimbursement of expenses by Advisor .................      3.14%        3.32%         4.55%        5.19%        5.79%
Ratio of net investment income to average net assets
 after reimbursement of expenses by Advisor ..................      3.24%        3.39%         4.62%        5.22%        5.79%
Portfolio turnover ...........................................       286%(b)   225.59%       204.18%       76.07%       56.64%
==============================================================================================================================

(a) Per share data based on average shares outstanding during the year.
(b) The portfolio turnover not including mortgage dollar rolls for the year ending June 30, 2005 is 199%.

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                MCMORGAN FIXED INCOME FUND

                                                                 FOR THE       FOR THE     FOR THE     FOR THE     FOR THE
                                                                   YEAR         YEAR        YEAR        YEAR        YEAR
                                                                  ENDED         ENDED       ENDED       ENDED       ENDED
                                                                 6/30/05       6/30/04     6/30/03     6/30/02     6/30/01
Net asset value, beginning of period                              $10.88        $11.71      $10.86      $10.74      $10.23
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ........................................      0.40          0.46        0.53        0.60        0.62
Net realized and unrealized gain (loss)
 on investments ..............................................      0.40         (0.61)       0.86        0.12        0.52
--------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ............................      0.80         (0.15)       1.39        0.72        1.14
--------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income ...................................     (0.39)        (0.46)      (0.54)      (0.60)      (0.63)
From capital gains ...........................................     (0.10)        (0.22)          -           -           -
--------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions ...........................     (0.49)        (0.68)      (0.54)      (0.60)      (0.63)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...............................    $11.19        $10.88      $11.71      $10.86      $10.74
==========================================================================================================================
Total return .................................................     7.42%        (1.29%)     13.06%       6.81%      11.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .........................   $34,203       $38,484     $39,753     $29,292     $28,554
Ratio of expenses to average net assets
 before reimbursement and recovery of
 expenses by Advisor .........................................     0.79%         0.77%       0.83%       0.89%       0.82%
Ratio of expenses to average net assets
 after reimbursement of expenses by Advisor ..................     0.50%         0.50%       0.50%       0.50%(b)    0.50%
Ratio of net investment income to average
 net assets before reimbursement of expenses by Advisor ......     3.18%         3.82%       4.41%       4.87%       5.53%
Ratio of net investment income to average
 net assets after reimbursement of expenses by Advisor .......     3.47%         4.09%       4.74%       5.27%       5.85%
Portfolio turnover ...........................................      347%(a)    231.21%     142.48%      94.80%      58.66%
==========================================================================================================================

(a) The portfolio turnover not including mortgage dollar rolls for the year ending June 30, 2005 is 216%.

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                MCMORGAN HIGH YIELD FUND

                                                                                           FOR THE           FOR THE
                                                                                          YEAR ENDED       PERIOD ENDED
                                                                                           6/30/05           6/30/04*
Net asset value, beginning of period ....................................................     $9.94           $10.00
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...................................................................      0.72             0.48
Net realized and unrealized gain (loss) on investments ..................................      0.25            (0.06)
--------------------------------------------------------------------------------------------------------------------
 Total from investment operations .......................................................      0.97             0.42
--------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income ..............................................................     (0.72)           (0.48)
From capital gains ......................................................................     (0.05)               -
--------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions ......................................................     (0.77)           (0.48)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ..........................................................    $10.14            $9.94
--------------------------------------------------------------------------------------------------------------------
Total return ............................................................................     9.94%            4.23%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................................................  $124,986          $55,890
Ratio of expenses to average net assets before reimbursement and recovery of expenses
 by Advisor .............................................................................     0.75%           0.81%+
Ratio of expenses to average net assets after reimbursement of expenses by Advisor ......     0.75%           0.75%+
Ratio of net investment income to average net assets before reimbursement of expenses
 by Advisor .............................................................................     7.24%           7.62%+
Ratio of net investment income to average net assets after reimbursement of expenses
 by Advisor .............................................................................     7.24%           7.68%+
Portfolio turnover ......................................................................       86%           40.00%
====================================================================================================================

 *  The Fund commenced operations on November 3, 2003.
(a) Total Return is not annualized.
 +  Annualized.

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                      MCMORGAN BALANCED FUND

                                                                 FOR THE        FOR THE         FOR THE       FOR THE    FOR THE
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                                 6/30/05         6/30/04         6/30/03      6/30/02    6/30/01
Net asset value, beginning of period .......................      $16.64          $15.52          $15.51       $18.15      $19.93
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................        0.38(b)(c)      0.34            0.44         0.48        0.52
Net realized and unrealized gain (loss) on investments .....        0.72            1.12            0.02        (2.16)      (1.07)
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ..........................        1.10            1.46            0.46        (1.68)      (0.55)
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income .................................       (0.38)          (0.34)          (0.45)       (0.48)      (0.53)
From capital gains .........................................           -               -           (0.00)(a)    (0.48)(a)   (0.70)
---------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .........................       (0.38)          (0.34)          (0.45)       (0.96)      (1.23)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .............................      $17.36          $16.64          $15.52       $15.51      $18.15
=================================================================================================================================
Total return ...............................................       6.65%           9.50%           3.16%      (9.65)%     (2.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......................     $63,886        $120,325        $125,658     $161,436    $175,681
Ratio of expenses to average net assets before
 reimbursement and recovery of expenses by Advisor .........       0.84%           0.72%           0.70%        0.67%       0.65%
Ratio of expenses to average net assets after
 reimbursement of expenses by Advisor ......................       0.60%           0.60%           0.60%        0.60%       0.60%
Ratio of net investment income to average net assets
 before reimbursement of expenses by Advisor ...............       1.75%(b)        1.98%           2.79%        2.70%       2.69%
Ratio of net investment income to average net assets
 after reimbursement of expenses by Advisor ................       1.99%(b)        2.10%           2.89%        2.77%       2.74%
Portfolio turnover .........................................        177%(d)      101.99%          56.23%       45.80%      38.09%
=================================================================================================================================

(a) Less than one cent per share.
(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.06 per share and 0.20%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c) Per share data based on average shares outstanding during the year.
(d) The portfolio turnover not including mortgage dollar rolls for the year ending June 30, 2005 is 133%.

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                  MCMORGAN EQUITY INVESTMENT FUND

                                                                 FOR THE         FOR THE        FOR THE       FOR THE    FOR THE
                                                                YEAR ENDED     YEAR ENDED      YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                                  6/30/05       6/30/04         6/30/03      6/30/02     6/30/01
Net asset value, beginning of period .......................       $20.58         $18.04          $19.05       $24.57      $30.17
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ......................................         0.25(a)        0.18            0.23         0.21        0.19
Net realized and unrealized gain (loss) on investments .....         1.10           2.54           (1.00)       (5.12)      (3.83)
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ..........................         1.35           2.72           (0.77)       (4.91)      (3.64)
---------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income .................................        (0.24)         (0.18)          (0.24)       (0.20)      (0.20)
From capital gains .........................................            -              -               -        (0.41)      (1.76)
---------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .........................        (0.24)         (0.18)          (0.24)       (0.61)      (1.96)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .............................       $21.69         $20.58          $18.04       $19.05      $24.57
=================================================================================================================================
Total return ...............................................        6.60%         15.11%         (3.99)%     (20.34)%    (12.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......................     $159,132       $195,193        $182,470     $196,914    $228,606
Ratio of expenses to average net assets before
 reimbursement and recovery of expenses by Advisor .........        0.80%          0.72%           0.71%        0.71%       0.69%
Ratio of expenses to average net assets after
 reimbursement of expenses by Advisor ......................        0.75%          0.72%           0.71%        0.71%       0.69%
Ratio of net investment income to average net assets
 before reimbursement of expenses by Advisor ...............        1.14%(a)       0.90%           1.34%        0.95%       0.69%
Ratio of net investment income to average net assets
 after reimbursement of expenses by Advisor ................        1.19%(a)       0.90%           1.34%        0.95%       0.69%
Portfolio turnover .........................................         127%         39.13%          30.77%        4.95%      22.52%
=================================================================================================================================

(a) Included in net investment income per share and the ratio of net investment income to average net assets are $0.06 per share and 0.03%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.

ADDITIONAL INFORMATION

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

For investors who want more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports:
Additional information about the Funds' investments is available in the McMorgan Funds' annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and their investments and is incorporated herein by reference (legally forms a part of this prospectus).

You can get free copies of these reports and the SAI, request other information and ask questions about the Funds by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco,
CA 94104 Telephone:
800-831-1994
Internet address:  www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

McMorgan
Funds

PROSPECTUS


Principal Preservation Fund




October 28, 2005


One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                           MCMORGAN FUNDS - PROSPECTUS

MCMORGAN PRINCIPAL PRESERVATION FUND

TABLE OF CONTENTS

The Fund......................................................................2

Fees and Expenses of the Fund.................................................4


Management of the Fund........................................................5


Buying and Selling Fund Shares................................................7


Additional Information on Buying and Selling Fund Shares......................9

Distribution and Taxes.......................................................11

Other Investment Strategies and Risks........................................12

Financial Highlights.........................................................13


Additional Information...............................................Back Cover

MCMORGAN PRINCIPAL PRESERVATION FUND


TYPE OF FUND: A TAXABLE MONEY MARKET FUND
Ticker Symbol:  MCPXX


Investment Goal


Maximum current income consistent with maintaining liquidity and preserving capital.


Principal Investment Strategies

The Fund invests in short-term, high-quality, U.S. dollar-denominated securities with remaining maturities of thirteen months or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a stable $1.00 share price.

In managing the portfolio, the Fund's adviser looks for securities that appear to offer the best relative value based on an analysis of:

                  o   credit quality

                  o   interest rate sensitivity

                  o   yield

                  o   price


The Fund invests at least 95% of its assets in either U.S. government securities or short-term debt securities assigned the highest rating by at least two nationally-recognized statistical rating agencies such as Standard & Poor's Ratings Service (at least A-1), Moody's Investors Service, Inc. (at least P-1) or Fitch/IDC (at least F1). From time to time, the Fund may also invest in unrated securities that the adviser believes are comparable to high-quality, short-term debt securities. The Fund may not invest more than 5% of its assets in unrated securities and short-term debt securities assigned the second highest rating.


The Fund principally invests in:

                  o securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities

                  o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

                  o securities issued by U.S. banks, including bankers acceptances, repurchase agreements and certificates of deposit

                  o commercial paper assigned the highest short-term debt rating by two independent rating agencies or believed to be of comparable quality by the adviser


Principal Risks

Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in this Fund. Additional risks associated with an investment in the Fund include:

                  o an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                  o not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

                  o an issuer once believed to be an issuer of high-quality securities may experience a sudden collapse in its creditworthiness, becoming insolvent and defaulting in meeting interest and principal payments.

                  o the Fund's yield will fluctuate with changes in short-term interest rates.

Definitions

Commercial Paper: Negotiable short-term, unsecured promissory notes generally sold at a discount with a maximum maturity of nine months.


Liquidity: the ability to convert assets easily and quickly into cash.


Suitability

The Fund may be appropriate for investors who wish to avoid fluctuations in principal while earning interest income. Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds that invest in lower-rated securities or securities with longer maturities.

Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The bar chart shows changes in the Fund's performance from year to year. The figures assume reinvestment of all dividends and distributions. The bar chart and performance table do not reflect the impact of state and local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



  5.72%    5.15%    5.38%    5.30%    4.92%    6.17%    4.21%    1.58%    0.97%    1.13%
  ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
  1995     1996     1997     1998     1999     2000     2001     2002     2003     2004




Year-to-Date Return                 2.02% as of September 30, 2005
Best Quarter                        1.60% in the third quarter of 2000
Worst Quarter                       0.21% in the second quarter of 2004

Performance Table   --   (Average annual total returns as of December 31, 2004)


                                             1 Year      5 Years      10 Years
                                             ------      -------      --------
McMorgan Principal Preservation Fund           1.13%        2.79%         4.03%



The seven-day yield as of 12/31/04 was 2.09%. Call 800-788-9485 between 10:30 a.m. and 7:30 p.m. Eastern time for the current yield.

Fees and Expenses of the Fund

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund does not impose any front-end loads, deferred sales loads or Rule 12b-1 distribution fees. Shareholders are not charged for exchanging shares or reinvesting dividends.

McMorgan Principal Preservation Fund


Annual Fund Operating Expenses:
(expenses that are deducted
from Fund assets)
Management Fees                                                    0.25%
Other Expenses                                                     0.24%
                                                                   -----

Total Annual Fund Operating Expenses*                              0.49%
                                                                   =====


----------

    * These are the gross fees and expenses of the Fund. The adviser has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 0.30% of the Fund's average daily net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

                  o you invest $10,000 in the Fund for the time periods indicated;

                  o you redeem all of your shares or you hold them at the end of each time period;

                  o   your investment has a 5% return each year;

                  o   all distributions are reinvested; and

                  o operating expenses of the Fund remain the same in each year of the time periods shown.


This example is for comparison only. Actual return and expenses may be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Annual Fund Operating Expenses and do not reflect any applicable fee waivers or expense reimbursements. Based on the above assumptions, your costs for the Fund would be:



     1 Year     3 Years    5 Years    10 Years
     ------     -------    -------    --------
     $   50     $   157    $   274    $    616

Management of the Fund

The adviser of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104

The adviser is responsible for selecting, purchasing, monitoring and selling securities in the Fund's investment portfolio. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Fund.


McMorgan & Company, the predecessor company to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusteed plans. As of September 30, 2005, the adviser had approximately $13 billion of assets under management, including investment company assets of approximately $736 million.


Portfolio Management


The portfolio managers who are primarily responsible for the Fund's day-to-day management are set forth below. In addition, information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers, and their ownership of shares of the Fund is available in the Statement of Additional Information.

ADAM BLANKMAN, CFA, Adam joined McMorgan in 1999 and provides credit research and analysis to support McMorgan's fixed income portfolios. He has 11 years of experience with fixed income securities, coming to us after working as an analyst with Standard & Poor's. Adam holds a Masters degree from Stanford University and a Bachelors degree from the University of California at Berkeley.


BRIAN A. HENRY, CFA. Mr. Henry joined McMorgan in 2002 and has 16 years of investment experience. He previously worked at Dresdner RCM Global Investors, where he served as a Director and Senior Portfolio Manager, and was responsible for development and implementation of portfolio strategies. Mr. Henry has extensive experience in portfolio management, analysis and trading of fixed income securities, including financial futures, and brings that valuable expertise to McMorgan's Fixed Income Portfolio Management team. He holds a BS in Finance from Fairfield University.

JOANNA KARGER, MBA. Ms. Karger joined McMorgan in September 2003 and has 15 years investment experience as a fixed income portfolio manager. She most recently worked at Dresdner RCM Global Investors as a Director and Portfolio Manager. Her responsibilities included fixed income strategy development and implementation with an emphasis on the structured product sector. A graduate of the Wharton School, University of Pennsylvania, Joanna holds an MBA in Finance. She achieved a BA in Economics from the University of California at Berkeley.

ELIZABETH A. SOUZA, CFA. Ms. Souza joined McMorgan in 1984 and has 21 years of investment experience. As senior manager of McMorgan fixed income portfolios, she develops investment strategy and risk-reward analyses in all sectors and implements trades. Her comprehensive range of experience in investment management and her CFA designation complement a BS degree in Finance from California State University, Hayward.

CONNOR HANCOCK, CFA. Mr. Hancock joined McMorgan in 1994 with a background in financial sales. In 1996, he joined the Investment Department working with the fixed income investment management team. Mr. Hancock works in all areas of the fixed income market, with particular focus on the corporate, mortgage, and asset backed sectors. He earned a BA in Economics from the University of California at Santa Barbara.

Management Fees


The Fund pays the adviser an annual advisory fee of 0.25% of average daily net assets for providing investment advisory services. During the most recent fiscal year, after taking into account fee waivers, the Fund paid 0.06%% of the Fund's average daily net assets in investment advisory fees to the adviser.

The fees paid to the adviser reflect its voluntary agreement to waive fees and/or reimburse expenses so that total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 0.30% of the Fund's average daily net assets. Although the adviser currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the adviser may be discontinued at any time. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.

Buying and Selling Fund Shares

Shares of the Fund are continuously offered only through broker/dealers, financial institutions and financial intermediaries that have selling agreements with the Trust ("qualified financial intermediaries"). Shares are sold at the net asset value ("NAV") per share next determined after the Trust or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Trust, the Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of the Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Trust or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Trust or its designated agent receives and accepts the shareholder's request in proper form.

Participants in qualified retirement plans will normally receive various materials from their plans which describe the methods by which a participant may purchase, exchange, transfer or redeem shares.

Financial intermediaries may charge a separate fee for assisting in the processing of any of these transactions.

Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o        Name;
o        Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Funds unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

         o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or the investor's history of excessive trading.

         o make redemptions in-kind (payments in portfolio securities rather than in cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

         o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

         o    change the minimum investment amounts.

         o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

         o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Exchange Privileges

Shares of the Fund may be exchanged for shares of any of the other Funds. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Pricing of Fund Shares

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates its NAV per share by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 1:00 p.m. Eastern time, every day the NYSE and national banks are open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

Additional Information on Buying and Selling
Fund Shares (continued)

The Fund's assets are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES [IS THIS NECESSARY FOR A MONEY MARKET FUND?]


The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.


The Fund is not intended to be used as a vehicle for short-term trading, and the Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.


The Fund, through NYLIM Service Company LLC and NYLIFE Distributors LLC, maintains procedures to detect excessive or frequent trading in Fund shares. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in the Fund. The Fund may modify its procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.


In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Statement of Additional Information.


Distributions and Taxes


The Fund generally pays dividends and distributions of its net investment income as described in the table below.


Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.

Because the Fund expects to maintain a stable $1 share price, you should not have any gain or loss if you sell your Fund shares. For tax purposes, an exchange of your Fund shares for shares of a different McMorgan Fund is the same as a sale.

Distributions from the Fund are expected to be primarily ordinary income.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale of your Fund shares are generally subject to state and local taxes. Shareholders will be furnished information showing which portions of the distributions are not taxable in certain states. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to certain U.S. tax certification requirements.

You should consult your own tax adviser for more specific information about federal, state, local or foreign tax consequences of an investment in the Fund. Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

Type of Distribution                    Declared & Paid
------------------------------------    ---------------
Dividends from Net Investment Income    declared daily
                                        paid monthly

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

         o provide your correct social security or taxpayer identification number,
         o        certify that this number is correct,
         o        certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).


A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Additional Information on Buying and Selling
Fund Shares (continued)

Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
         o provide your correct social security or taxpayer identification number,
         o        certify that this number is correct,
         o        certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Investment Strategies and Risks

The Fund's investment goal and strategies described in this prospectus are not fundamental investment policies and can be changed by the Board of Trustees without shareholder approval. If the Fund's goal is changed, the Fund will notify shareholders before the change becomes effective. In addition to the investment strategies described in this prospectus, the Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800-831-1994.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each year assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Fund's financial statements, are included in the McMorgan Funds' annual report, which is available upon request.

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                MCMORGAN PRINCIPAL PRESERVATION FUND

                                                        FOR THE        FOR THE            FOR THE           FOR THE        FOR THE
                                                      YEAR ENDED     YEAR ENDED          YEAR ENDED        YEAR ENDED     YEAR ENDED
                                                        6/30/05        6/30/04             6/30/03           6/30/02       6/30/01
                                                        CLASS           CLASS               CLASS            CLASS          CLASS
                                                       MCMORGAN       MCMORGAN            MCMORGAN          MCMORGAN       MCMORGAN
Net asset value, beginning of year                        $1.00          $1.00               $1.00             $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............................      0.02           0.01                0.01              0.02           0.06
Net realized and unrealized gain on investments .....         -           0.00(a)             0.00(a)              -              -
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ...................      0.02           0.01                0.01              0.02           0.06
------------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income ..........................     (0.02)         (0.01)              (0.01)            (0.02)         (0.06)
From capital gains ..................................     (0.00)(a)      (0.00)(a)           (0.00)(a)             -              -
------------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions ..................     (0.02)         (0.01)              (0.01)            (0.02)         (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year ........................     $1.00          $1.00               $1.00             $1.00          $1.00
------------------------------------------------------------------------------------------------------------------------------------
Total return ........................................     1.92%          0.87%               1.30%             2.41%          5.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ..................  $147,215       $133,382            $160,150          $141,127       $110,401
Ratio of expenses to average net assets
 before  reimbursement and recovery of
 expenses by Advisor ................................     0.49%          0.46%               0.43%             0.47%          0.49%
Ratio of expenses to average net assets
 after reimbursement of expenses by
 Advisor ............................................     0.30%          0.30%               0.30%             0.30%          0.30%
Ratio of net investment income to average
 net assets before reimbursement of expenses
 by Advisor .........................................     1.71%          0.70%               1.15%             2.16%          5.47%
Ratio of net investment income to average
 net assets after reimbursement of expenses
 by Advisor .........................................     1.90%          0.86%               1.28%             2.33%          5.66%

(a) Less than one cent per share

Additional Information

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports: Additional information about the Fund's investments is available in the McMorgan Fund's annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of these reports and the SAI, request other information and ask questions about the Fund by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco, CA 94104
Telephone: 800-831-1994
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

McMorgan Funds

PROSPECTUS

[Object Omitted]

Intermediate Fixed Income Fund - Class Z Shares



October 28, 2005


One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Z shares are only offered through financial intermediaries that have selling agreements with the Distributor.

                           McMorgan Funds - Prospectus

McMorgan Intermediate Fixed Income Fund

Table of Contents

The Fund.......................................................................2

Fees and Expenses of the Fund..................................................5

Management of the Fund.........................................................6

Buying and Selling Fund Shares.................................................7


Additional Information on Buying and Selling Fund Shares.......................9

Distributions and Taxes.......................................................13

Other Investment Strategies and Risks.........................................14

Financial Highlights..........................................................16


Additional Information................................................Back Cover

MCMORGAN INTERMEDIATE FIXED INCOME FUND


Type of Fund: An Intermediate-Term Investment Grade Bond Fund
Ticker Symbol:  MCIZX



Investment Goal


Above average total return consistent with maintaining liquidity and preserving capital.


Principal Investment Strategies

The Fund invests in high quality, short- to intermediate-term bonds, and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and ten years.

The Fund invests at least 80% of its net assets in fixed-income securities that are investment grade or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund generally consists of a broad number of individual securities and is diversified by sector, industry and specific issuer, and maturity

The adviser's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. A market orientation is incorporated whereby deviations in portfolio characteristics from that of the Fund's benchmark, the Lehman Brothers Intermediate U. S. Government/Credit Index, are measured and controlled. Extensive credit analysis is performed at the security level to gauge issuer risk and to aid in the determination of relative value. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio.

The Fund principally invests in:

         o securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

         o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

         o        corporate, bank and commercial obligations

         o        mortgage-backed securities

         o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables

Principal Risks


By investing in debt securities, the Fund may expose you to certain risks that could cause you to lose money. These risks include:


         o interest rate risk -- the risk that fixed-income securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

         o credit risk -- the risk that the issuer of a security may not make timely interest payments or may fail to pay the principal upon maturity.

         o call risk -- the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

         o prepayment risk -- the risk that the obligation's underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates and could adversely affect yield to maturity. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.


         o agency risk - not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

         o collateral risk - for asset-backed securities, the security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage related securities.


Definitions

Investment Grade: an investment grade security is one rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Ratings Group, or BBB or higher by Fitch Investors Service, Inc. The Fund may also invest in unrated debt securities that the adviser believes are comparable to investment grade rated securities.


Duration: The duration of a bond or mutual fund portfolio may be an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.


Expected Real Return: expected real return is the difference between the current yield to maturity of fixed income investments and the expected inflation rate.

Suitability

The Fund may be appropriate for investors who want higher returns than a money market fund and less market fluctuation than the McMorgan Fixed Income Fund. The Fund attempts to achieve higher returns by investing in short- to intermediate-term securities that generally have higher yields and slightly more interest rate risk than a money market fund. The Fund does not attempt to maintain a $1.00 per share value as money market funds do, and thus is not suitable for investors who are looking for consistent principal stability.

Past Fund Performance

The bar chart and performance table illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions. The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The bar chart and the performance table show performance of the Fund's Class Z shares. For periods prior to the inception date of the Class Z shares (September 4, 2001), performance information in the bar chart and table is the performance of the Fund's McMorgan Fund Class shares. The assets of each class of the Fund are invested in an identical portfolio of securities and the performance of each class will be similar, varying only to the extent of differences in each class's fees and expenses. Class Z fees and expenses are higher than those of the McMorgan Fund Class and had Class Z existed prior to 2001, its performance would have been slightly lower than the McMorgan Fund Class returns shown.






 14.95%    4.13%    7.91%    7.81%   -0.31%    9.84%    7.89%    7.64%    3.38%    3.15%
 -----     ----     ----     ----    -----     ----     ----     ----     ----     ----
  1995     1996     1997     1998     1999     2000     2001     2002     2003     2004



Year-to-Date Return                   0.52% as of September 30, 2005
Best Quarter                          5.00% in the second quarter 1995
Worst Quarter                         -2.78% in the second quarter 2004


   Performance Table -- (Average annual total returns as of December 31, 2004)


                                                                 1 Year     5 Years    10 Years
                                                                 ------     -------    --------
McMorgan Intermediate Fixed Income Fund, Class Z

Return before Taxes                                                3.15%       6.35%       6.56%

Return After Taxes on Distributions*                               2.04%       4.33%       4.32%

Return After Taxes on Distributions and Sale of Fund               2.07%       4.22%       4.24%
Shares*

Lehman Brothers Intermediate U.S. Government/Credit Index**        3.04%       7.21%       7.16%


----------
* After-tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
** Lehman Brothers Intermediate U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds with less than 10 years to maturity, and reflects no deduction for fees, expenses or taxes.

Fees and Expenses of the Fund

The following table shows the fees and expenses you may pay if you buy and hold Class Z shares of the Fund. The Class Z shares of the Fund do not have any front-end loads or deferred sales load, but do have a Rule 12b-1 distribution fee. Shareholders are not charged for exchanging shares into other Class Z shares of the McMorgan Funds or the Class McMorgan shares of the Principal Preservation Fund or reinvesting dividends.


                                                         McMorgan Intermediate
                                                           Fixed Income Fund
                                                         ---------------------
ANNUAL FUND OPERATING EXPENSES:
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.35%
Distribution (12b-1) and/or Service Fees                           0.25%

Other Expenses                                                     0.25%
                                                                  -----
Total Annual Fund Operating Expenses*                              0.85%
                                                                  =====


* These are the gross fees and expenses of the Fund. The adviser has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 0.75% of the Fund's average daily net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

         o        you invest $10,000 in the Fund for the time periods indicated;

         o you redeem all of your shares or you hold them at the end of each time period;

         o        your investment has a 5% return each year;

         o        all distributions are reinvested; and

         o operating expenses of the Fund remain the same in each year of the time periods shown.


This example is for comparison only. Actual return and expenses may be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Annual Fund Operating Expenses and do not reflect any applicable fee waivers or expense reimbursements. Based on the above assumptions, your costs for the Fund would be:



   1 Year     3 Years      5 Years     10 Years
  --------   ---------    ---------   ----------
  $     87   $     271    $     471   $    1,049


Management of the Fund

The adviser of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104

The adviser is responsible for selecting, purchasing, monitoring and selling securities in the Fund's investment portfolio. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Fund.


McMorgan & Company, the predecessor company to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusteed plans. As of September 30, 2005, the adviser had approximately $13 billion of assets under management, including investment company assets of approximately $736 million.


Portfolio Management


The portfolio managers who are primarily responsible for the Fund's day-to-day management are set forth below.

In addition, information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers, and their ownership of shares of the Fund is available in the Statement of Additional Information.


BRIAN A. HENRY, CFA. Mr. Henry joined McMorgan in 2002 and has 16 years of investment experience. He previously worked at Dresdner RCM Global Investors, where he served as a Director and Senior Portfolio Manager, and was responsible for development and implementation of portfolio strategies. Mr. Henry has extensive experience in portfolio management, analysis and trading of fixed income securities, including financial futures, and brings that valuable expertise to McMorgan's Fixed Income Portfolio Management team. He holds a BS in Finance from Fairfield University.

JOANNA KARGER, MBA. Ms. Karger joined McMorgan in September 2003 and has 15 years investment experience as a fixed income portfolio manager. She most recently worked at Dresdner RCM Global Investors as a Director and Portfolio Manager. Her responsibilities included fixed income strategy development and implementation with an emphasis on the structured product sector. A graduate of the Wharton School, University of Pennsylvania, Joanna holds an MBA in Finance. She achieved a BA in Economics from the University of California at Berkeley.

ELIZABETH A. SOUZA, CFA. Ms. Souza joined McMorgan in 1984 and has 21 years of investment experience. As senior manager of McMorgan fixed income portfolios, she develops investment strategy and risk-reward analyses in all sectors and implements trades. Her comprehensive range of experience in investment management and her CFA designation complement a BS degree in Finance from California State University, Hayward.

CONNOR HANCOCK, CFA. Mr. Hancock joined McMorgan in 1994 with a background in financial sales. In 1996, he joined the Investment Department working with the fixed income investment management team. Mr. Hancock works in all areas of the fixed income market, with particular focus on the corporate, mortgage, and asset backed sectors. He earned a BA in Economics from the University of California at Santa Barbara.

Management Fees


The Fund pays the adviser an annual advisory fee of 0.35% of average daily net assets for providing investment advisory services. During the most recent fiscal year, after taking into account fee waivers, the Fund paid 0.25% of the Fund's average daily net assets in investment advisory fees to the adviser.

The fees paid to the adviser reflect its voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 0.75% of the Fund's average daily net assets. Although the adviser currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the adviser may be discontinued at any time. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.


Certain expenses solely attributable to the offering and operation of the Class Z shares of the Fund may result in the operating expenses of that class being different from the operating expenses of other classes of the Fund.


Buying and Selling Fund Shares

Class Z shares of the Fund are continuously offered only through broker/dealers, financial institutions and financial intermediaries that have selling agreements with the Fund ("qualified financial intermediaries"). Shares are sold at the net asset value ("NAV") per share next determined after the Fund or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of the Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Fund or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Fund or its designated agent receives and accepts the shareholder's request in proper form.

Participants in qualified retirement plans will normally receive various materials from their plans which describe the methods by which a participant may purchase, exchange, transfer or redeem shares.

Financial intermediaries may charge a separate fee for assisting in the processing of any of these transactions.

Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o        Name;
o        Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

         o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or the investor's history of excessive trading.

         o make redemptions in-kind (payments in portfolio securities rather than in cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

         o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

         o        change the minimum investment amounts.

         o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

         o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Exchange Privileges

Class Z shares of the Fund may be exchanged for Class Z shares of any of the other Funds of the Trust or the Class McMorgan shares of the Principal Preservation Fund. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or by telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class Z shares that allows it to pay distribution and service fees for the sale and distribution of its Class Z shares. The 12b-1 plan provides for the payment of both a distribution and a service fee. The distribution fee is intended to pay distributors of Fund shares for distribution services which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the distributors of Fund shares for providing shareholders with personal services and/or maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may cost more than other types of sales charges.

Pricing of Fund Shares

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates its NAV per share by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

Buying and Selling Fund Shares (continued)

The portfolio securities of the Fund, except debt securities with maturities of 60 days or less, are valued at market value under procedures established by the Board. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the adviser values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.

The Fund is not intended to be used as a vehicle for short-term trading, and the Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.

The Fund, through NYLIM Service Company LLC and NYLIFE Distributors LLC, maintains procedures to detect excessive or frequent trading in Fund shares. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in the Fund. The Fund may modify its procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Statement of Additional Information.

Distributions and Taxes

The Fund generally pays dividends and distributions of its net investment income and net capital gains, as described in the table below.

Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV per share determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions.

Distributions from the Fund are expected to be primarily ordinary income.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale of your Fund shares are generally subject to state and local taxes. Shareholders will be furnished information showing which portions of the distributions are not taxable in certain states. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to certain U. S. tax certification requirements.

You should consult your own tax adviser for more specific information about federal, state, local or foreign tax consequences of an investment in the Fund. Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

Type of Distribution                     Declared & Paid
------------------------------------     ---------------

Dividends from Net Investment Income      monthly
Capital Gains                             annually


Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
         o provide your correct social security or taxpayer identification number,
         o        certify that this number is correct,
         o        certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Investment Strategies and Risks

The Fund's investment goal and strategies described in this prospectus are not fundamental investment policies and can be changed by the Board of Trustees without shareholder approval. If the Fund's goal is changed, the Fund will notify shareholders before the change becomes effective. In addition to the investment strategies described in this prospectus, the Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800- 831-1994.

Other Potential Risks

The Fund may at times enter into interest rate, currency and mortgage swap agreements, futures contracts and certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance.


Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end.)


Defensive Investing

The Fund occasionally may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies when the adviser deems it necessary to respond to adverse economic, political or other conditions. At such time, the Fund may invest temporarily and without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When the Fund takes a temporary investment position, it may not achieve its investment goals.

SPECIAL MORTGAGE TRANSACTIONS

The Fund may enter into the following types of mortgage transactions:

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.

To Be Announced Securities (TBAs)

In a "To Be Announced Securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, a Fund and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms. Each Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. These transactions may result in increased credit risk and increase a Fund's overall investment exposure.

Dollar Rolls

Dollar rolls are transactions in which the Fund sells mortgage-backed securities to a broker with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a different price with the same broker. Normally, one or both securities involved are TBA mortgage-backed securities. These transactions may involve credit risks in the event of a counterparty default, increase a Fund's overall interest rate exposure, and increase portfolio turnover rate, which increases transaction costs and may increase taxable gains.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance with respect to its Class Z Shares for the past four fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Fund's financial statements, are included in the McMorgan Funds' annual report, which is available upon request.

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                    MCMORGAN INTERMEDIATE FIXED INCOME FUND

                                                                    FOR THE     FOR THE    FOR THE     FOR THE
                                                                      YEAR        YEAR      YEAR         YEAR
                                                                      ENDED       ENDED     ENDED       ENDED
                                                                    6/30/05     6/30/04    6/30/03     6/30/02*
                                                                    CLASS Z     CLASS Z    CLASS Z     CLASS Z
Net asset value, beginning of period ...........................     $10.21      $10.92     $10.45      $10.65
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................................       0.34(b)     0.35       0.47        0.44
Net realized and unrealized gain (loss) on investments .........       0.13       (0.45)      0.50       (0.10)
-----------------------------------------------------------------------------------------------------------------
 Total from investment operations ..............................       0.47       (0.10)      0.97        0.34
-----------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income .....................................      (0.31)      (0.33)     (0.47)      (0.45)
From capital gains .............................................      (0.02)      (0.28)     (0.03)      (0.09)
-----------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .............................      (0.33)      (0.61)     (0.50)      (0.54)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period .................................     $10.35      $10.21     $10.92      $10.45
-----------------------------------------------------------------------------------------------------------------
 Total return ..................................................      4.67%     (0.91)%      9.53%       3.25%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................        $25      $1,690     $3,682      $1,987
Ratio of expenses to average net assets before
 reimbursement and recovery of expenses by Advisor .............      0.85%       0.82%      0.82%       0.78%+
Ratio of expenses to average net assets after reimbursement
 of expenses by Advisor ........................................      0.75%       0.75%      0.75%       0.75%+
Ratio of net investment income to average net assets
 before reimbursement of expenses by Advisor ...................      2.89%       3.07%      4.30%       4.94%+
Ratio of net investment income to average net assets after
 reimbursement of expenses by Advisor ..........................      2.99%       3.14%      4.37%       4.97%+
Portfolio turnover .............................................       286%(c)  225.59%    204.18%      76.07%
=================================================================================================================

 *  Class Z commenced operations on September 4, 2001.
(a) Total Return is not annualized.
(b) Per share data based on average shares outstanding during the year.
(c) The portfolio turnover not including mortgage dollar rolls for the year ending June 30, 2005 is 199%.
 +  Annualized.

Additional Information

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports: Additional information about the Fund's investments is available in the McMorgan Fund's annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of these reports and the SAI, request other information and ask questions about the Fund by contacting:

McMorgan Funds
One Bush Street,
Suite 800
San Francisco,
CA 94104
Telephone: 800-831-1994
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

McMorgan Funds

PROSPECTUS

Fixed Income Fund - Class Z Shares


October 28, 2005


One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Z shares are only offered through financial intermediaries that have selling agreements with the Distributor.

McMorgan Funds - Prospectus


McMorgan Fixed Income Fund


Table of Contents


The Fund.......................................................................2


Fees and Expenses of the Fund..................................................5

Management of the Fund.........................................................6

Buying and Selling Fund Shares.................................................7


Additional Information on Buying and Selling Fund Shares.......................8

Distributions and Taxes.......................................................12

Other Investment Strategies and Risks.........................................13

Financial Highlights..........................................................15

Additional Information................................................Back Cover

McMORGAN FIXED INCOME FUND


TYPE OF FUND: AN INVESTMENT GRADE BOND FUND
Ticker Symbol:  MCFZX

Investment Goal


Above average total return consistent with maintaining liquidity and preserving capital.


Principal Investment Strategies

The Fund invests in high quality, short- to intermediate-term bonds, and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and fifteen years.


The Fund invests at least 80% of its net assets in fixed-income securities that are investment grade or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund generally consists of a broad number of individual securities and is diversified by sector, industry and specific issuer, and maturity.


The adviser's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. A market orientation is incorporated whereby deviations in portfolio characteristics from that of the Fund's benchmark, the Lehman Brothers U.S. Government/Credit Index, are measured and controlled. Extensive credit analysis is performed at the security level to gauge issuer risk and to aid in the determination of relative value. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio.

The Fund principally invests in:

         o securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

         o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

         o        corporate, bank and commercial obligations

         o        mortgage-backed securities

         o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables

Principal Risks

By investing in debt securities, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

         o interest rate risk - the risk that fixed-income securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

         o credit risk - the risk that the issuer of a security may not make timely interest payments or may fail to pay the principal upon maturity.

         o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

         o prepayment risk - the risk that obligation's underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates and could adversely affect yield to maturity. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.


         o agency risk - not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

         o collateral risk - for asset-backed securities, the security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage related securities.


Definitions

Investment Grade: An investment grade security is one rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Ratings Group, or BBB or higher by Fitch Investors Service, Inc. The Fund may also invest in unrated debt securities that the adviser believes are comparable to investment grade rated securities.


Duration: The duration of a bond or mutual fund portfolio may be an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.


Expected Real Return: Expected real return is the difference between the current yield to maturity of fixed-income investments and the expected inflation rate.

Suitability

The Fund may be appropriate for investors who want higher returns than a money market fund and the McMorgan Intermediate Fixed Income Fund. The Fund attempts to achieve higher returns by investing in fixed-income securities that generally have higher yields and slightly more interest rate risk. The Fund does not attempt to maintain a $1.00 per share value as money market funds do, and thus is not suitable for investors who are looking for consistent principal stability. The Fund generally has more market fluctuation than the McMorgan Intermediate Fixed Income Fund.

Past Fund Performance

The bar chart and performance table illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the Lehman Brothers U.S. Government/Credit Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions. The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The bar chart and the performance table show performance of the Fund's Class Z shares. For periods prior to the inception date of the Class Z shares (February 1, 2001), performance information in the bar chart and table is the performance of the Fund's McMorgan Fund Class shares. The assets of each class of the Fund are invested in an identical portfolio of securities and the performance of each class will be similar, varying only to the extent of differences in each class' fees and expenses. Class Z fees and expenses are higher than those of the McMorgan Fund Class and, had Class Z existed prior to 2001, its performance would have been slightly lower than the McMorgan Fund Class returns shown.



  19.29%   3.05%    9.53%    8.52%  -2.18%    11.55%    6.90%   10.57%    3.90%    4.26%
  -----    ----     ----     ----   -----     -----     ----    -----     ----     ----
  1995     1996     1997     1998    1999      2000     2001     2002     2003     2004



Year-to-Date Return            1.31% as of September 30, 2005
Best Quarter                   6.65% in the second quarter 1995
Worst Quarter                 -3.63% in the second quarter 2004


   Performance Table -- (Average annual total returns as of December 31, 2004)


                                                        1 Year   5 Years   10 Years
                                                        ------   -------   --------
    McMorgan Fixed Income Fund, Class Z

    Return before Taxes                                   4.26%     7.39%      7.40%

    Return After Taxes on Distributions*                  2.96%     5.30%      5.07%

    Return After Taxes on Distributions and Sale of       2.93%     5.06%      4.91%
    Fund Shares*

    Lehman Brothers U.S. Government/Credit Index**        4.19%     8.00%      7.80%


----------
* After -tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.

** Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes.

Fees and Expenses of the Fund

The following table shows the fees and expenses you may pay if you buy and hold Class Z shares of the Fund. The Class Z shares of the Fund do not have any front-end loads or deferred sales load, but do have a Rule 12b-1 distribution fee. Shareholders are not charged for exchanging shares into other Class Z shares of the McMorgan Funds or the Class McMorgan shares of the Principal Preservation Fund or reinvesting dividends.

McMorgan Fixed Income Fund


ANNUAL FUND OPERATING EXPENSES:
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                       0.35%
Distribution (12b-1) and/or Service Fees              0.25%
Other Expenses                                        0.44%
                                                     ------
Total Annual Fund Operating Expenses*                 1.04%
                                                     ------


----------
* These are the gross fees and expenses of the Fund. The adviser has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 0.75% of the Fund's average daily net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

o     you invest $10,000 in the Fund for the time periods indicated;

o you redeem all of your shares or you hold them at the end of each time period;

o     your investment has a 5% return each year;

o     all distributions are reinvested; and

o operating expenses of the Fund remain the same in each year of the time periods shown.


This example is for comparison only. Actual return and expenses may be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Annual Fund Operating Expenses and do not reflect any applicable fee waivers or expense reimbursements. Based on the above assumptions, your costs for the Fund would be:

   1 Year         3 Years        5 Years       10 Years
------------   ------------   ------------   ------------
$        106   $        331   $        574   $      1,271


Management of the Fund

The adviser of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104

The adviser is responsible for selecting, purchasing, monitoring and selling securities in the Fund's investment portfolio. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Fund.


McMorgan & Company, the predecessor company to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusteed plans. As of June 30, 2005, the adviser had approximately $13 billion of assets under management, including investment company assets of approximately $736 million.


Portfolio Management


The portfolio managers who are primarily responsible for the Fund's day-to-day management are set forth below. In addition, information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers, and their ownership of shares of the Fund is available in the Statement of Additional Information.


BRIAN A. HENRY, CFA. Mr. Henry joined McMorgan in 2002 and has 16 years of investment experience. He previously worked at Dresdner RCM Global Investors, where he served as a Director and Senior Portfolio Manager, and was responsible for development and implementation of portfolio strategies. Mr. Henry has extensive experience in portfolio management, analysis and trading of fixed income securities, including financial futures, and brings that valuable expertise to McMorgan's Fixed Income Portfolio Management team. He holds a BS in Finance from Fairfield University.

JOANNA KARGER, MBA. Ms. Karger joined McMorgan in September 2003 and has 15 years investment experience as a fixed income portfolio manager. She most recently worked at Dresdner RCM Global Investors as a Director and Portfolio Manager. Her responsibilities included fixed income strategy development and implementation with an emphasis on the structured product sector. A graduate of the Wharton School, University of Pennsylvania, Joanna holds an MBA in Finance. She achieved a BA in Economics from the University of California at Berkeley.

ELIZABETH A. SOUZA, CFA. Ms. Souza joined McMorgan in 1984 and has 21 years of investment experience. As senior manager of McMorgan fixed income portfolios, she develops investment strategy and risk-reward analyses in all sectors and implements trades. Her comprehensive range of experience in investment management and her CFA designation complement a BS degree in Finance from California State University, Hayward.

CONNOR HANCOCK, CFA. Mr. Hancock joined McMorgan in 1994 with a background in financial sales. In 1996, he joined the Investment Department working with the fixed income investment management team. Mr. Hancock works in all areas of the fixed income market, with particular focus on the corporate, mortgage, and asset backed sectors. He earned a BA in Economics from the University of California at Santa Barbara.

Management Fees


The Fund pays the adviser an annual advisory fee of 0.35% of average daily net assets for providing investment advisory services. During the most recent fiscal year, after taking into account fee waivers, the Fund paid 0.06% of the Fund's average daily net assets in investment advisory fees to the adviser.

The fees paid to the adviser reflect its voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 0.75% of the Fund's average daily net assets. Although the adviser currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the adviser may be discontinued at any time. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.


Certain expenses solely attributable to the offering and operation of the Class Z shares of the Fund may result in the operating expenses of that class being different from the operating expenses of other classes of the Fund.

Buying and Selling Fund Shares

Class Z shares of the Fund are continuously offered only through broker/dealers, financial institutions and financial intermediaries that have selling agreements with the Fund ("qualified financial intermediaries"). Shares are sold at the net asset value ("NAV") per share next determined after the Fund or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of the Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Fund or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Fund or its designated agent receives and accepts the shareholder's request in proper form.

Participants in qualified retirement plans will normally receive various materials from their plans which describe the methods by which a participant may purchase, exchange, transfer or redeem shares.

Financial intermediaries may charge a separate fee for assisting in the processing of any of these transactions.

Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or the investor's history of excessive trading.

o make redemptions in-kind (payments in portfolio securities rather than in cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

o     change the minimum investment amounts.

o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Exchange Privileges

Class Z shares of the Fund may be exchanged for Class Z shares of any of the other Funds of the Trust or the Class McMorgan shares of the Principal Preservation Fund. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or by telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class Z shares that allows it to pay distribution and service fees for the sales and distribution of its Class Z shares. The 12b-1 plan provides for the payment of both a distribution and a service fee. The distribution fee is intended to pay the distributor of Fund shares for distribution services which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the distributor of Fund shares for providing shareholders with personal services and/or maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may cost more than other types of sales charges.

Pricing of Fund Shares

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates its NAV per share by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC"). Additional Information on Buying and Selling Fund Shares (continued)

The portfolio securities of the Fund, except debt securities with maturities of 60 days or less, are valued at market value under procedures established by the Board. If market quotations are not readily available or do no accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. Debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the adviser values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.

The Fund is not intended to be used as a vehicle for short-term trading, and the Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.

The Fund, through NYLIM Service Company LLC and NYLIFE Distributors LLC, maintains procedures to detect excessive or frequent trading in Fund shares. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in the Fund. The Fund may modify its procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Statement of Additional Information.

DISTRIBUTIONS AND TAXES

The Fund generally pays dividends and distributions of its net investment income and net capital gains, as described in the table below.

Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV per share determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions.

Distributions from the Fund are expected to be primarily ordinary income.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale of your Fund shares are generally subject to state and local taxes. Shareholders will be furnished information showing which portions of the distributions are not taxable in certain states. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to certain U. S. tax certification requirements.

You should consult your own tax adviser for more specific information about federal, state, local or foreign tax consequences of an investment in the Fund. Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.


Type of Distribution                        Declared & Paid
------------------------------------        ---------------
Dividends from Net Investment Income        monthly
Capital Gains                               annually


Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
         o provide your correct social security or taxpayer identification number,
         o        certify that this number is correct,
         o        certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Additional Information on Buying and Selling Fund Shares (continued)

Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:
         o provide your correct social security or taxpayer identification number,
         o        certify that this number is correct,
         o        certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Investment Strategies and Risks

The Fund's investment goal and strategies described in this prospectus are not fundamental investment policies and can be changed by the Board of Trustees without shareholder approval. If the Fund's goal is changed, the Fund will notify shareholders before the change becomes effective. In addition to the investment strategies described in this prospectus, the Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800- 831-1994.

Other Potential Risks

The Fund may at times enter into interest rate, currency and mortgage swap agreements, future contracts and certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end.)


Defensive Investing

The Fund occasionally may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies when the adviser deems it necessary to respond to adverse economic, political or other conditions. At such time, the Fund may invest temporarily and without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When the Fund takes a temporary investment position, it may not achieve its investment goals.

SPECIAL MORTGAGE TRANSACTIONS

The Fund may enter into the following types of mortgage transactions:

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced Securities (TBAs)

In a "To Be Announced Securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, a Fund and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms. Each Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. These transactions may result in increased credit risk and increase a Fund's overall investment exposure.

Dollar Rolls

Dollar rolls are transactions in which the Fund sells mortgage-backed securities to a broker with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a different price with the same broker. Normally, one or both securities involved are TBA mortgage-backed securities. These transactions may involve credit risks in the event of a counterparty default, increase a fund's overall interest rate exposure, and increase portfolio turnover rate, which increases transaction costs and may increase taxable gains.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance with respect to its Class Z Shares for the past five fiscal years. Certain information reflects financial results for a single Fund share.

The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Funds' financial statements, are included in the McMorgan Funds' annual report, which is available upon request.

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                             MCMORGAN FIXED INCOME FUND

                                                           FOR THE     FOR THE     FOR THE     FOR THE      FOR THE
                                                            YEAR        YEAR        YEAR         YEAR        YEAR
                                                            ENDED       ENDED       ENDED        ENDED       ENDED
                                                           6/30/05     6/30/04     6/30/03     6/30/02     6/30/01*
                                                           CLASS Z     CLASS Z     CLASS Z     CLASS Z     CLASS Z
Net asset value, beginning of period ...................    $10.88      $11.71      $10.86      $10.74      $10.87
------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................................      0.35        0.42        0.52        0.55        0.24
Net realized and unrealized gain (loss)
 on investments ........................................      0.43       (0.60)       0.84        0.14       (0.13)
------------------------------------------------------------------------------------------------------------------
 Total from investment operations ......................      0.78       (0.18)       1.36        0.69        0.11
------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income .............................     (0.36)      (0.43)      (0.51)      (0.57)      (0.24)
From capital gains .....................................     (0.10)      (0.22)          -           -           -
------------------------------------------------------------------------------------------------------------------
Total dividends and distributions ......................     (0.46)      (0.65)      (0.51)      (0.57)      (0.24)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .........................    $11.20      $10.88      $11.71      $10.86      $10.74
------------------------------------------------------------------------------------------------------------------
Total return ...........................................     7.26%     (1.53)%      12.80%       6.55%       1.03%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................   $29,161     $25,690     $15,646      $3,114      $1,699
Ratio of expenses to average net assets before
 reimbursement and recovery of expenses
 by Advisor ............................................     1.04%       1.02%       1.08%       1.14%       1.07%+
Ratio of expenses to average net assets after
 reimbursement of expenses by Advisor ..................     0.75%       0.75%       0.75%       0.75%       0.75%+
Ratio of net investment income to average net assets
 before reimbursement of expenses by Advisor ...........     2.93%       3.57%       4.16%       4.62%       5.28%+
Ratio of net investment income to average net assets
 after reimbursement of expenses by Advisor ............     3.22%       3.84%       4.49%       5.02%       5.60%+
Portfolio turnover .....................................      347%(b)  231.21%     142.48%      94.80%      58.66%
===================================================================================================================

 *  Class Z commenced operations on February 1, 2001.
(a) Total return is not annualized.
(b) The portfolio turnover rate not including mortgage dollar rolls for the year ended June 30, 2005 is 216%.
 +  Annualized.

Additional Information

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports: Additional information about the Fund's investments is available in the McMorgan Fund's annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of these reports and the SAI, request other information and ask questions about the Fund by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco,
CA 94104
Telephone: 800-831-1994
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

PROSPECTUS

Fixed Income Fund - Class R1 Shares and Class R2 Shares


October 28, 2005


One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class R1 and R2 shares are only offered through financial intermediaries that have selling agreements with the Distributor.

McMorgan Funds - Prospectus


McMorgan Fixed Income Fund


Table of Contents


The Fund......................................................................2

Fees and Expenses of the Fund.................................................6

Management of the Fund........................................................7

Buying and Selling Fund Shares................................................9

Additional Information on Buying and Selling Fund Shares.....................12

Distributions and Taxes......................................................14

Other Investment Strategies and Risks........................................16

Financial Highlights.........................................................17


Additional Information...............................................Back Cover

McMORGAN FIXED INCOME FUND

TYPE OF FUND: AN INVESTMENT GRADE BOND FUND

Ticker Symbol:  MCMRX and MCMWX

Investment Goal


Above average total return consistent with maintaining liquidity and preserving capital.


Principal Investment Strategies

The Fund invests in high quality, short- to intermediate-term bonds, and other debt securities with no limit on the average remaining maturities. The average weighted portfolio maturity is generally between three and fifteen years.

The Fund invests at least 80% of its net assets in fixed-income securities that are investment grade or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund generally consists of a broad number of individual securities and is diversified by sector, industry and specific issuer, and maturity

The adviser's investment process utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. A market orientation is incorporated whereby deviations in portfolio characteristics from that of the Fund's benchmark, the Lehman Brothers U.S. Government/Credit Index, are measured and controlled. Extensive credit analysis is performed at the security level to gauge issuer risk and to aid in the determination of relative value. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio

The Fund principally invests in:

         o securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

         o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

         o        corporate, bank and commercial obligations

         o        mortgage-backed securities

         o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables

Principal Risks

By investing in bonds, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

         o interest rate risk - the risk that fixed income securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

         o credit risk - the risk that the issuer of a security may not make timely interest payments or may fail to pay the principal upon maturity.

         o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

         o prepayment risk - the risk that obligation's underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates and could adversely affect yield to maturity. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.


         o agency risk - not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt.

         o collateral risk - for asset-backed securities, the security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage related securities.


Definitions

Investment Grade: An investment grade security is one rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Ratings Group, or BBB or higher by Fitch Investors Service, Inc. The Fund may also invest in unrated debt securities that the adviser believes are comparable to investment grade rated securities.


Duration: The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.


Expected Real Return: Expected real return is the difference between the current yield to maturity of fixed-income investments and the expected inflation rate.

Suitability

The Fund may be appropriate for investors who want higher returns than a money market fund and the McMorgan Intermediate Fixed Income Fund. The Fund attempts to achieve higher returns by investing in fixed income securities that generally have higher yields and slightly more interest rate risk. The Fund does not attempt to maintain a $1.00 per share value as money market funds do, and thus is not suitable for investors who are looking for consistent principal stability. The Fund generally has more market fluctuation than the McMorgan Intermediate Fixed Income Fund.

Past Fund Performance

The bar chart and performance table illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the Lehman Brothers U.S. Government/Credit Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions. The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The bar chart and the performance table show performance of the Fund's Class R1 shares. For periods prior to the inception date of the Class R1 shares (January 2, 2004), performance information in the bar chart and table is the performance of the Fund's McMorgan Fund Class shares. The assets of each class of the Fund are invested in an identical portfolio of securities and the performance of each class will be similar, varying only to the extent of differences in each class' fees and expenses. Class R1 fees and expenses are higher than those of the McMorgan Fund Class and, had Class R1 existed prior to 2004, its performance would have been slightly lower than the McMorgan Class returns shown. Similarly, Class R2 performance would have been lower than that shown for Class R1 and the McMorgan Class.



                                    CLASS R1



  19.29%   3.05%    9.53%    8.52%  -2.18%    11.55%    7.02%   10.93%  4.14%  4.41%
  -----    ----     ----     ----   -----     -----     ----    -----   ----   ----
  1995     1996     1997     1998    1999      2000     2001     2002   2003   2004



Class R1

Year-to-Date Return            1.44% as of September 30, 2005
Best Quarter                   6.65% in the second quarter 1995
Worst Quarter                  -3.60% in the second quarter 2004


   Performance Table -- (Average annual total returns as of December 31, 2004)


                                                                      1 Year     5 Years    10 Years
                                                                     -------    --------    --------
McMorgan Fixed Income Fund*
Class R1
                                                                        4.41%       7.57%       7.48%
Return Before Taxes
   Return After Taxes on Distributions**                                3.06%       5.41%       5.13%
   Return After Taxes on Distributions and Sale of Fund Shares*         3.03%       5.17%       4.97%
Lehman Brothers U.S. Government/Credit Index**                          4.19%       8.00%     7.8079%
Class R2
Return Before Taxes                                                     4.12%       7.50%       7.45%
Lehman Brothers U.S. Government/Credit Index**                          4.19%       8.00%       7.80%

----------

* After -tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.

** Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes.





Fees and Expenses of the Fund

The following table shows the fees and expenses you may pay if you buy and hold Class R1 and Class R2 shares of the Fund. The Class R1 and Class R2 shares of the Fund do not have any front-end loads or deferred sales load, but Class R2 shares have a Rule 12b-1 distribution fee.

McMorgan Fixed Income Fund


ANNUAL FUND OPERATING EXPENSES:                         CLASS R1       CLASS R2
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                         0.35%              0.35%
Distribution (12b-1) Fees                               0.0%               0.25%
Other Expenses*                                         0.46%              0.46%
Total Annual Fund Operating Expenses**                  0.81%              1.06%


----------

*These include shareholder service fees of 0.10% for Class R1 and 0.10% for Class R2.

**These are the gross fees and expenses of the Fund. The adviser has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rates of 0.60% and 0.85%, respectively, of the Fund's average daily net assets with respect to its Class R1 and Class R2 shares.

Example

This example is intended to help you compare the cost of investing in Class R1 and Class R2 shares of the Fund with the cost of investing in other mutual funds.

The example assumes that:

o        you invest $10,000 in the Fund for the time periods indicated;

o you redeem all of your shares or you hold them at the end of each time period;

o        your investment has a 5% return each year;

o        all distributions are reinvested; and

o operating expenses of the Fund remain the same in each year of the time periods shown.


This example is for comparison only. Actual return and expenses may be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Annual Fund Operating Expenses and do not reflect any applicable fee waivers or expense reimbursements. Based on the above assumptions, your costs for the Fund would be:



Fixed Income Fund                     1 Year    3 Years    5 Years    10 Years
----------------------------------   --------   --------   --------   --------
R1*                                  $     83   $    259   $    450   $  1,002
R2*                                  $    108   $    337   $    585   $  1,294


* Does not reflect fee waiver and expense reduction.

Management of the Fund

The adviser of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104

The adviser is responsible for selecting, purchasing, monitoring and selling securities in the Fund's investment portfolio. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Fund.


McMorgan & Company, the predecessor company to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusteed plans. As of June 30, 2005, the adviser had approximately $13 billion of assets under management, including investment company assets of approximately $736 million.


Portfolio Management


The portfolio managers who are primarily responsible for the Fund's day-to-day management are set forth below.

In addition, information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers, and their ownership of shares of the Fund is available in the Statement of Additional Information.

BRIAN A. HENRY, CFA. Mr. Henry joined McMorgan in 2002 and has 16 years of investment experience. He previously worked at Dresdner RCM Global Investors, where he served as a Director and Senior Portfolio Manager, and was responsible for development and implementation of portfolio strategies. Mr. Henry has extensive experience in portfolio management, analysis and trading of fixed income securities, including financial futures, and brings that valuable expertise to McMorgan's Fixed Income Portfolio Management team. He holds a BS in Finance from Fairfield University.

JOANNA KARGER, MBA. Ms. Karger joined McMorgan in September 2003 and has 15 years investment experience as a fixed income portfolio manager. She most recently worked at Dresdner RCM Global Investors as a Director and Portfolio Manager. Her responsibilities included fixed income strategy development and implementation with an emphasis on the structured product sector. A graduate of the Wharton School, University of Pennsylvania, Joanna holds an MBA in Finance. She achieved a BA in Economics from the University of California at Berkeley.

ELIZABETH A. SOUZA, CFA. Ms. Souza joined McMorgan in 1984 and has 21 years of investment experience. As senior manager of McMorgan fixed income portfolios, she develops investment strategy and risk-reward analyses in all sectors and implements trades. Her comprehensive range of experience in investment management and her CFA designation complement a BS degree in Finance from California State University, Hayward.

CONNOR HANCOCK, CFA. Mr. Hancock joined McMorgan in 1994 with a background in financial sales. In 1996, he joined the Investment Department working with the fixed income investment management team. Mr. Hancock works in all areas of the fixed income market, with particular focus on the corporate, mortgage, and asset backed sectors. He earned a BA in Economics from the University of California at Santa Barbara.

Management Fees


The Fund pays the adviser an annual advisory fee of 0.35% of average daily net assets for providing investment advisory services. During the most recent fiscal year, after taking into account fee waivers, the Fund paid 0.04 % and 0.04%, respectively, of the Fund's average daily net assets with respect to its Class R1 and Class R2 shares in investment advisory fees to the adviser.

The fees paid to the adviser reflect its voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 0.60% of the average daily net assets of the Class R1 shares of the Fund and 0.85% of the average daily net assets of the Class R2 shares of the Fund. Although the adviser currently intends to continue the fee waiver and/or expense reimbursement, this voluntary action by the adviser may be discontinued at any time. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.

Buying and Selling Fund Shares

Class R1 and R2 shares of the Fund are continuously offered only through broker/dealers, financial institutions and financial intermediaries that have selling agreements with the Fund ("qualified financial intermediaries"). Shares are sold at the net asset value ("NAV") per share next determined after the Fund or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of any Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Fund or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Fund or its designated agent receives and accepts the shareholder's request in proper form.

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class R1 or R2 shares of the Funds.

Financial intermediaries may charge a separate fee for assisting in the processing of any of these transactions.

You pay ongoing shareholder service fees for Class R1 or Class R2 shares. You also pay ongoing service and/or distribution fees for Class R2 shares.

Class R1 or Class R2 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with NYLIM Retirement Plan Services or NYLIFE Distributors LLC, including:

-   Section 401(a) and 457 plans,

-   Certain section 403(b)(7) plans,

- 401(k), profit sharing, money purchase pension and defined benefit plans, and

-   Non-qualified deferred compensation plans.

There are no minimum initial or subsequent purchase amounts when investing in Class R1 or Class R2 shares of the Funds.

Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o        Name;
o        Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or the investor's history of excessive trading.

o make redemptions in-kind (payments in portfolio securities rather than in cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

o        change the minimum investment amounts.

o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Exchange Privileges

Class R1 and R2 shares of the Fund may be exchanged for Class McMorgan shares of the Principal Preservation Fund only. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or by telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.


Rule 12b-1 Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class R2 shares Pursuant to which service and/or distribution fees are paid to NYLIFE Distributors LLC ("Distributor"). The Class R2 12b-1 plan provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class R2 shares of the Fund. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and/or maintaining shareholder accounts. The

Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the fund and may cost more than other types of sales charges.

Shareholder Services Plans

The Fund has adopted a shareholder services plan with respect to Class R1 and Class R2. Under the terms of the shareholder services plan, Class R1 and Class R2 shares are authorized to pay to the adviser, its affiliates or independent third-party service providers, as compensation for services rendered to the shareholders of the Class R1 or Class R2 shares, a shareholder service fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Class R1 and Class R2 shares of the Fund.

Pursuant to the shareholder services plans, the Fund's Class R1 and Class R2 shares may pay for shareholder services and/or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, providing information to shareholders or their advisers, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than certain types of sales charges. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 12b-1 plan.


Pricing of Fund Shares

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates its NAV by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

The portfolio securities of the Fund, except debt securities with maturities of 60 days or less, are valued at market value under procedures established by the Board. If market quotations are not readily available or do no accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the adviser values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES


The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.


The Fund is not intended to be used as a vehicle for short-term trading, and the Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.


The Fund, through NYLIM Service Company LLC and Distributors, maintains procedures to detect excessive or frequent trading in Fund shares. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in the Fund. The Fund may modify its procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.


In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Statement of Additional Information.

Distributions and Taxes

The Fund generally pays dividends and distributions of its net investment income and net capital gains, as described in the table below.

Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV per share determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable to you as ordinary income or capital gains. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions.

Distributions from the Fund are expected to be primarily ordinary income.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale of your Fund shares are generally subject to state and local taxes. Shareholders will be furnished information showing which portions of the distributions are not taxable in certain states. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to certain U. S. tax certification requirements.

You should consult your own tax adviser for more specific information about federal, state, local or foreign tax consequences of an investment in the Fund. Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

Type of Distribution                  Declared & Paid
------------------------------------  ---------------
Dividends from Net Investment Income  monthly
Capital gains                         annually


Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

         o provide your correct social security or taxpayer identification number,
         o        certify that this number is correct,
         o        certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's investment goal and strategies described in this prospectus are not fundamental investment policies and can be changed by the Board of Trustees without shareholder approval. If the Fund's goal is changed, the Fund will notify shareholders before the change becomes effective. In addition to the investment strategies described in this prospectus, the Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800- 831-1994.

Other Potential Risks

The Fund may at times enter into interest rate, currency and mortgage swap agreements, futures contracts and certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end.)

Defensive Investing

The Fund occasionally may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies when the adviser deems it necessary to respond to adverse economic, political or other conditions. At such time, the Fund may invest temporarily and without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When the Fund takes a temporary investment position, it may not achieve its investment goals.

SPECIAL MORTGAGE TRANSACTIONS

The Fund may enter into the following types of mortgage transactions:

DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

TO BE ANNOUNCED SECURITIES (TBAS)

In a "To Be Announced Securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, a Fund and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms. Each Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. These transactions may result in increased credit risk and increase a Fund's overall investment exposure.

DOLLAR ROLLS

Dollar rolls are transactions in which the Fund sells mortgage-backed securities to a broker with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a different price with the same broker. Normally, one or both securities involved are TBA mortgage-backed securities. These transactions may involve credit risks in the event of a counterparty default, increase a fund's overall interest rate exposure, and increase portfolio turnover rate, which increases transaction costs and may increase taxable gains.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance with respect to its Class R1 and Class R2 shares for the past two fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                MCMORGAN FIXED INCOME FUND

                                                                     YEAR ENDED    YEAR ENDED   YEAR ENDED     YEAR ENDED
                                                                       6/30/05       6/30/04*    6/30/05         6/30/04*
                                                                             CLASS R1                   CLASS R2
Net asset value, beginning of period ...........................       $10.88         $11.11      $10.88          $11.11
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................................         0.39           0.20        0.34            0.18
Net realized and unrealized gain (loss) on investments .........         0.41          (0.24)       0.41           (0.24)
----------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ..............................         0.80          (0.04)       0.75           (0.06)
----------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income .....................................        (0.38)         (0.19)      (0.35)          (0.17)
From capital gains .............................................        (0.10)             -       (0.10)              -
----------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .............................        (0.48)             -       (0.45)              -
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .................................       $11.20         $10.88      $11.18          $10.88
============================================================================================================================
Total return ...................................................        7.42%         (0.42%)(a)   6.97%          (0.58%)(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................       $    1        $     1      $    1         $     1
Ratio of expenses to average net assets before reimbursement
 and recovery of expenses by Advisor ...........................        0.81%          0.87%+      1.06%           1.12%+
Ratio of expenses to average net assets after reimbursement
 of expenses by Advisor .......................................         0.50%          0.60%+      0.75%           0.85%+
Ratio of net investment income to average net assets before
 reimbursement of expenses by Advisor ..........................        3.06%          3.72%+      2.73%           3.47%+
Ratio of net investment income to average net assets after
 reimbursement of expenses by Advisor ..........................        3.36%          3.99%+      3.03%           3.74%+
Portfolio turnover ..............................................        347%(b)     231.21%        347%(b)      231.21%
============================================================================================================================

 +  Annualized.
 *  Class R1 and R2 commenced operations on January 2, 2004.
(a) Total return is not annualized.
(b) The portfolio turnover not including mortgage dollar rolls for the year ended June 30, 2005 is 216%.

Additional Information

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com)

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports: Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of these reports and the SAI, request other information and ask questions about the Fund by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco, CA 94104
Telephone: 800-788-9485
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

McMorgan
Funds

PROSPECTUS

[Object Omitted]

High Yield Fund - Class Z Shares



October 28, 2005


One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Z shares are only offered through financial intermediaries that have selling agreements with the Distributor.

                           McMorgan Funds - Prospectus

McMorgan High Yield Fund

Table of Contents

The Fund..................................................................... 2

Fees and Expenses of the Fund................................................ 4

Management of the Fund....................................................... 5

Buying and Selling Fund Shares............................................... 6

Distributions and Taxes...................................................... 9

Other Investment Strategies and Risks....................................... 10

Financial Highlights........................................................ 10

Additional Information............................................... Back Cover

M C M O R G A N  H I G H  Y I E L D   F U N D

TYPE OF FUND: A HIGH YIELD FUND
Ticker Symbol: MCMHX

INVESTMENT GOAL


Maximize income in a manner consistent with above average total return.


PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in high yield debt securities. These securities are rated below investment grade by Moody's Investors Service, Inc. (Moody's) and/or Standard and Poor's Ratings Group (S&P), or are unrated but are considered to be of comparable quality by the Fund's sub-adviser. The Fund will invest in securities with average remaining maturities of up to 30 years. The average weighted portfolio maturity will generally be between four and ten years. Certain preferred equity securities may be counted towards the Fund's 80% high yield requirement, if the Fund's sub-adviser determines that the securities have economic characteristics similar to high yield debt securities.

The Fund's investment process involves a "bottom-up" credit selection approach, which is governed by a "top-down" sector analysis. The Fund seeks investments with optimal risk/reward characteristics and places an emphasis on companies that are expected to generate free cash flow. Fund weightings by sector are monitored against economic changes, new information and events affecting the overall market or particular sectors. Individual portfolio securities are monitored for changes in the creditworthiness of their issuers, corporate and industry events impacting the issuers, and the issuers' ability to meet investment expectations. The Fund controls risk through detailed credit analysis on the issuers of securities considered and purchased, proactive monitoring of holdings, and diversification. Company analysis takes into consideration such factors as events unique to an industry, competitive landscape, earnings and cash flow strength, asset protection, liquidity, financial flexibility and management goals and growth plans.



OTHER INVESTMENTS

The Fund may invest, without limitation unless otherwise noted, in other types of instruments such as money market securities, repurchase agreements, bank loans, asset-backed securities and mortgage-backed securities, targeted return index securities ("TRAINs") and other index-linked securities, investment grade securities, convertible bonds, derivative instruments (including futures contracts and options), common and preferred stocks (including structured preferred stocks), securities issued with equity or warrants (purchased separately or as a unit), and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

PRINCIPAL RISKS

By investing in high yield securities, which are generally considered speculative because they present a greater risk of loss, the Fund may expose you to certain risks including:

o interest rate risk - the risk that debt securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that invests most of its assets in debt securities, may exhibit similar responses to interest rate changes.

o credit risk - the risk that the issuer of a debt security may not make timely interest payments or may fail to pay the principal upon maturity. High yield debt securities, commonly known as junk bonds, are rated Ba1 and below by Moody's and BB+ and below by S&P, and are generally considered riskier because they present a greater risk of loss, including default, than higher rated debt securities.

o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

o market risk - the risk that the price of a security (a stock or bond) will rise or fall due to various unpredictable market conditions.

o liquidity risk - the risk that exists when particular investments are difficult to sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

SUITABILITY

The Fund may be appropriate for investors who want higher returns than the McMorgan Fixed Income Fund. The Fund attempts to achieve higher returns by investing in high yield securities that generally have higher yields to compensate for increased credit risk. This Fund may be suitable for less conservative investors who are willing to accept a significantly higher level of risk than may be found with funds that invest in investment grade securities. The Fund generally has more market fluctuation than the McMorgan Fixed Income Fund.

Past Fund Performance

No performance information is provided for Class Z as there are no shares outstanding as of June 30, 2005.


DEFINITIONS

INVESTMENT GRADE: An investment grade security is one rated Baa or higher by Moody's, BBB or higher by S&P, or BBB or higher by Fitch Investors Service, Inc. The Fund may also invest in unrated debt securities that the sub-adviser believes are comparable to investment grade rated securities.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay if you buy and hold Class Z shares of the Fund. The Class Z shares of the Fund do not impose any front-end load or deferred sales load, but do have a Rule 12b-1 distribution fee. Shareholders are not charged for exchanging shares into other Class Z shares of the McMorgan Funds or reinvesting dividends.

                                              MCMORGAN HIGH YIELD FUND
                                              ------------------------
ANNUAL FUND OPERATING EXPENSES: (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                        0.50%
Distribution (12b-1) and/or Service Fees               0.25%
Other Expenses+                                        0.25%
                                                       ----
Total Annual Fund Operating Expenses*                  1.00%
                                                       ----


* These are the gross fees and expenses of the Fund. The adviser has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 1.00% of the Fund's average daily net assets.

----------
+ These expenses, which include custodian, transfer agency, shareholder servicing and other customary fund expenses, are based on estimated amounts for the Fund's current fiscal year.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

         o        you invest $10,000 in the Fund for the time periods indicated;

         o you redeem all of your shares or you hold them at the end of each time period;

         o        your investment has a 5% return each year;

         o        all distributions are reinvested; and

         o operating expenses of the Fund remain the same in each year of the time periods shown.

This example is for comparison only. Actual return and expenses may be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Fund Operating Expenses. Based on the above assumptions, your costs for the Fund would be:


             1 YEAR   3 YEARS   5 YEARS   10 YEARS
             ------   -------   -------   --------
             $  102   $   318   $   552   $  1,225


MANAGEMENT OF THE FUND

The adviser of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California  94104

The adviser is responsible for overseeing the sub-adviser's management of the securities in the Fund's investment portfolio and for providing other investment management services to the Fund. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Fund.


McMorgan & Company, the predecessor to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusted plans. As of June 30, 2005, the adviser had approximately $13 billion of assets under management, including investment company assets of approximately $736 million.


The sub-adviser of the Fund is:

New York Life Investment Management LLC
169 Lackawanna Avenue
Parsippany, New Jersey   07054

The sub-adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. The sub-adviser is an investment management firm serving institutions and individuals. As of June 30, 2005, the sub-adviser and its affiliates had approximately $193 billion in assets under management.


Portfolio Management


The portfolio managers who are primarily responsible for the Fund's day-to-day management are set forth below.

In addition, information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers, and their ownership of shares of the Fund is available in the Statement of Additional Information.


JOSEPH HYNES. Mr. Hynes is Head of the Public High Yield Team. Previously, he was the Head of Corporate Bond Research for public investment grade bonds and Head of Public Emerging Markets Research. He has over 20 years of investment experience. Prior to joining the firm, Mr. Hynes held positions as an investment banking analyst at Drexel Burnham Lambert's Commercial Paper unit, as a credit analyst at Standard & Poor's Debt Rating Division, and as a financial analyst involved in budgeting and strategic planning at Genstar Inc. Mr. Hynes earned his BA from the University of Notre Dame.

JOHN P. CIBBARELLI, CFA. Mr. Cibbarelli is a portfolio manager and a public high-yield analyst. Previously, he was an analyst in the Private Finance Group, focused on the origination of private high yield debt, private equity, and leveraged bank loan investments. He has over 14 years of investment experience. Prior to joining the firm, he was an internal auditor at Bankers Trust Company and a financial analyst in M&A at Dean Witter Reynolds. Mr. Cibbarelli earned his MBA from Columbia University and his BSBA from Georgetown University.

Management Fees

The Fund pays the adviser an annual advisory fee of 0.50% of the average daily net assets for providing investment advisory services.


The fees paid to the adviser reflect a voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 1.00% of the Fund's average daily net assets.


Although the adviser currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the adviser may be discontinued at any time. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.


Pursuant to the Sub-Advisory Agreement between the adviser and sub-adviser, the sub-adviser, subject to the supervision of the Trustees of the Trust and the adviser, and in conformity with the stated policies of the Fund and the Trust, manages the assets of the Fund, including the purchase, retention, and disposition of portfolio securities. As compensation for services, the adviser, not the Fund, pays the sub-adviser 50% of the net advisory fee received by the adviser from the Fund pursuant to the Advisory Agreement between the adviser and the Fund.


Certain expenses solely attributable to the offering and operation of the Class Z shares of the Fund may result in the operating expenses of that class being different from the operating expenses of other classes of the Fund.

BUYING AND SELLING FUND SHARES

Class Z shares of the Fund are continuously offered only through broker/dealers, financial institutions and financial intermediaries that have selling agreements with the Fund ("qualified financial intermediaries"). Shares are sold at the net asset value ("NAV") per share next determined after the Fund or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of the Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Fund or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Fund or its designated agent receives and accepts the shareholder's request in proper form.

Participants in qualified retirement plans will normally receive various materials from their plans that describe the methods by which a participant may purchase, exchange, transfer or redeem shares.

Financial intermediaries may charge a separate fee for assisting in the processing of any of these transactions.

GENERAL POLICIES

The Fund reserves the right to:

         o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or the investor's history of excessive trading.

         o make redemptions in-kind (payments in portfolio securities rather than in cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

         o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

         o        change the minimum investment amounts.

         o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

         o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

KNOW YOUR CUSTOMER REGULATIONS

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o        Name;
o        Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

EXCHANGE PRIVILEGES

Class Z shares of the Fund may be exchanged for Class Z shares of any of the other McMorgan Funds or the Class McMorgan shares of the Principal Preservation Fund. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or by telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class Z shares that allows it to pay distribution and service fees for the sale and distribution of its Class Z shares. The 12b-1 plan provides for the payment of both a distribution and a service fee. The distribution fee is intended to pay distributors of Fund shares for distribution services that include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the distributors of Fund shares for providing shareholders with personal services and/or maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

PRICING OF FUND SHARES

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates its NAV per share by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

The portfolio securities of the Fund, except debt securities with maturities of 60 days or less, are valued at market value under procedures established by the Board. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the sub-adviser values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.

The Fund is not intended to be used as a vehicle for short-term trading, and the Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.

The Fund, through NYLIM Service Company LLC and NYLIFE Distributors LLC, maintains procedures to detect excessive or frequent trading in Fund shares. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60 day period in the Fund. The Fund may modify its procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.

In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Statement of Additional Information.

DISTRIBUTIONS AND TAXES

The Fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains as described in the table below.

REINVESTMENT OPTION

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV determined at the close of business that day. There are no fees or charges on reinvestments.

TAXES ON DIVIDENDS AND DISTRIBUTIONS

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable as ordinary income or capital gains. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. A small portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions.

Distributions from the Fund are expected to be primarily ordinary income.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. There will also be information showing THE portion of the distributions that are not taxable in certain states. Fund distributions generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

BACKUP WITHHOLDING

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

         o provide your correct social security or taxpayer identification number,
         o        certify that this number is correct,
         o        certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's investment goal and strategies described in this prospectus are not fundamental investment policies and can be changed by the Board of Trustees without shareholder approval. If the Fund's goal is changed, the Fund will notify shareholders before the change becomes effective. In addition to the investment strategies described in this prospectus, the Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800-831-1994.

Lower-Rated Debt Security Risks

Lower-rated debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-rated debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-rated debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-rated debt securities is likely to be higher during adverse economic conditions.

Other Potential Risks

The Fund may at times invest a small portion of its assets in derivative securities, such as futures contracts and options. In addition, the Fund may enter into interest rate, currency and mortgage swap agreements and certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance.

DEFENSIVE INVESTING
The Fund occasionally may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies when the adviser deems it necessary to respond to adverse economic, political or other conditions. At such time, the Fund may invest temporarily and without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When the Fund takes a temporary investment position, it may not achieve its investment goals.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance over the past years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Fund's financial statements, are included in the McMorgan Funds' annual report, which is available upon request.

There are no shares in this class as of June 30, 2005, so there is no performance information to present in this prospectus.

ADDITIONAL INFORMATION

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports:

Additional information about the Fund's investments is available in the McMorgan Funds' annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and their investments and is incorporated herein by reference (legally forms a part of this prospectus).

You can get free copies of these reports and the SAI, request other information and ask questions about the Funds by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco, CA 94104
Telephone: 800-831-1994
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

McMorgan
Funds

[Object Omitted]

PROSPECTUS

Balanced Fund - Class Z Shares


October 28, 2005


One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Z shares are only offered through financial intermediaries that have selling agreements with the Distributor.

                           McMorgan Funds - Prospectus

McMorgan Balanced Fund

Table of Contents


The Fund..................................................................... 2

Fees and Expenses of the Fund................................................ 5

Management of the Fund....................................................... 6

Buying and Selling Fund Shares............................................... 8

Additional Information on Buying and Selling Fund Shares..................... 9

Distributions and Taxes......................................................12

Other Investment Strategies and Risks........................................13

Financial Highlights.........................................................15

Additional Information............................................... Back Cover

McMORGAN BALANCED FUND

TYPE OF FUND: A BALANCED FUND
Ticker Symbol: MCBZX

Investment Goal

Balance of capital appreciation, income and preservation of capital.

Principal Investment Strategies

The Fund invests in a diversified portfolio of equity and debt securities. The Fund's target asset allocation is 60% in equity securities and 40% in debt securities over the long term. The mix of securities will change based on existing and anticipated market conditions. The Fund's asset allocation is generally between 50% and 70% in common stocks and at least 25% in debt securities under normal market conditions.

Equities


The Fund seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index over the following six to twelve months. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Fund normally invests in common stocks of well-established US companies, primarily those with large-capitalizations. The Fund invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Fund is managed with a core orientation (including growth and value equities). The Fund uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.


Debt Securities

The Fund seeks to provide shareholders with income by investing in a broad range of intermediate- and long-term debt securities, including:

         o securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

         o U.S. government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury

         o        corporate, bank and commercial obligations

         o        mortgage-backed securities

         o asset-backed securities representing interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables

The adviser's investment process for debt securities within the Fund utilizes a "top down" approach. Total portfolio profile is the central consideration as opposed to individual holdings. Key portfolio characteristics such as duration, structure, and sector allocation are the critical elements in portfolio strategy. The portfolio management team performs ongoing assessment of factors influencing market conditions and incorporates that assessment in determining how the portfolio is structured. Individual securities are evaluated both on their own particular merits as well as their contribution to total portfolio objectives.

Overall portfolio risk is controlled through diversification of portfolio assets and moderate application of duration, structure and sector strategies. Individual holdings are evaluated on the basis of how their inclusion impacts the risk/return profile of the total portfolio.

Principal Risks

By investing in stocks and bonds, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

         o interest rate risk - the risk that fixed-income securities held by the Fund will increase or decrease in value as interest rates change, causing the Fund's value to change. Debt securities typically decrease in value as interest rates rise and increase in value when interest rates fall. The share price of a fund such as this one, that may invest a portion of its assets in debt securities, may exhibit similar responses to interest rate changes.

         o market risk - the risk that the price of a security (a stock or bond) will rise or fall due to various unpredictable market conditions. The equity portion of the Fund currently has, but may not always have, weightings similar to that of the S&P 500 Index (but is not necessarily invested in the same securities that are in the Index).

         o issuer specific risk - the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

         o credit risk - the risk that the issuer of a security may not make timely interest payments or may fail to pay the principal upon maturity.

         o call risk - the risk that a debt security might be redeemed prior to maturity and thus deny the Fund the full benefit of the investment.

         o prepayment risk - the risk that obligations underlying mortgage- and asset-backed securities may be prepaid, requiring the Fund to reinvest the proceeds at lower interest rates and could adversely affect yield to maturity. Rising interest rates could cause prepayments to decrease, extending the life of mortgage- and asset-backed securities with lower than market interest rates.


         o agency risk - not all U.S. government securities are insured or guaranteed by the U.S. Government - some are backed only by the issuing agency, which must rely on its own resources to repay the debt

         o collateral risk - for asset-backed securities, the security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage related securities


Definitions

Investment Grade: An investment grade security is one rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Ratings Group, or BBB or higher by Fitch Investors Service, Inc. The Fund may also invest in unrated debt securities that the adviser believes are comparable to investment grade rated securities.


Duration: The duration of a bond or mutual fund portfolio may be an indication of sensitivity to changes in interest rates. In general, the longer a fund's duration, the more it will react to changes in interest rates and the greater the risk and return potential.


Expected Real Return: Expected real return is the difference between the current yield to maturity of fixed-income investments and the expected inflation rate.

Suitability

The Fund may be appropriate for investors who are willing to accept the risks associated with a combination of investments in equity and fixed-income securities. The Fund is not suitable for investors who are looking for consistent principal stability.

Past Fund Performance

The bar chart and performance table illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmarks, the S&P 500 Index (equities) and the Lehman Brothers U.S. Government/Credit Index (debt securities), two unmanaged securities indices. The figures assume reinvestment of all dividends and distributions. The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The bar chart and performance table show performance of the Fund's Class Z shares. For periods prior to the inception date of the Class Z shares (January 25, 2001), performance information in the bar chart and table is the performance of the Fund's McMorgan Fund Class shares. The assets of each class of the Fund are invested in an identical portfolio of securities and the performance of each class will be similar, varying only to the extent of differences in each class' fees and expenses. Class Z fees and expenses are higher than those of the McMorgan Fund Class and, had Class Z existed prior to 2001, its performance would have been slightly lower than the McMorgan Fund Class returns shown.



28.71%    16.26%    23.66%    20.63%     7.04%     0.71%    -3.33%    -12.18%    16.12%     5.82%
-----     -----     -----     -----     -----     -----     -----     ------     -----     -----
 1995      1996      1997      1998      1999      2000      2001       2002      2003      2004



Year-to-Date Return     3.68% as of September 30, 2005
Best Quarter            11.93% in the fourth quarter 1998
Worst Quarter           -9.15% in the third quarter 2002


Performance Table -- (Average annual total returns as of December 31, 2004)


                                                               1 Year     5 Years   10 Years
                                                              --------    -------   --------
McMorgan Balanced Fund, Class Z
Return before Taxes                                               5.82%      0.99%      9.64%
Return After Taxes on Distributions*                              5.38%     -0.09%      8.35%
Return After Taxes on Distributions and Sale of Fund Shares*      4.00%      0.30%      7.77%
S&P 500 Index**                                                  10.88%     -2.30%     12.07%
Lehman Brothers U.S. Government/Credit Index***                   4.19%      8.00%      7.80%


----------
* After -tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of a measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
**The S&P 500 Index is a market capitalization-weighted index of common stocks, and reflects no deduction for fees, expenses or taxes.
*** The Lehman Brothers U.S. Government/Credit Index is an index of all publicly issued bonds of the U.S. government and agencies, as well as investment grade corporate bonds, and reflects no deduction for fees, expenses or taxes.

Fees and Expenses of the Fund

The following table shows the fees and expenses you may pay if you buy and hold Class Z shares of the Fund. The Class Z shares of the Fund do not have any front-end loads or deferred sales load, but do have a Rule 12b-1 distribution fee. Shareholders are not charged for exchanging shares into other Class Z shares of the McMorgan Funds or the Class McMorgan shares of the Principal Preservation Fund or reinvesting dividends.


                                                     McMorgan Balanced Fund
                                                     ----------------------
Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)
Management Fees                                               0.45%
Distribution (12b-1) and/or Service Fees                      0.25%
Other Expenses                                                0.39%
                                                              ----
Total Annual Fund Operating Expenses*                         1.09%
                                                              ====


* These are the gross fees and expenses of the Fund. The adviser has voluntarily agreed to waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 0.85% of the Fund's average daily net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

         o        you invest $10,000 in the Fund for the time periods indicated;

         o you redeem all of your shares or you hold them at the end of each time period;

         o        your investment has a 5% return each year;

         o        all distributions are reinvested; and

         o operating expenses of the Fund remain the same in each year of the time periods shown.


This example is for comparison only. Actual return and expenses may be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Annual Fund Operating Expenses and do not reflect any applicable fee waivers or expense reimbursements. Based on the above assumptions, your costs for the Fund would be:



1 Year   3 Years   5 Years   10 Years
------   -------   -------   --------
$  111   $   347   $   601   $  1,329

Management of the Fund

The adviser of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104


The adviser is responsible for overseeing the sub-adviser's management of the securities in the Fund's investment portfolio and for providing other investment management services to the Fund. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Fund.



McMorgan & Company, the predecessor company to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusted plans. As of June 30, 2005, the adviser had approximately
$13 billion of assets under management, including investment company assets of approximately $736 million.

The sub-adviser of the Fund is New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

The sub-adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. The sub-adviser is an investment management firm serving institutions and individuals. As of June 30, 2005, the sub-adviser and its affiliates had approximately $193 billion in assets under management.

Prior to March, 2005, the adviser managed the equity portion of the Balance
Fund.


Portfolio Management


The portfolio managers who are primarily responsible for the Fund's day-to-day management are set forth below. In addition, information regarding the portfolio managers' compensation, other accounts managed by these portfolio managers and their ownership of shares of the Fund is available in the Statement of Additional Information.


BRIAN A. HENRY, CFA. Mr. Henry joined McMorgan in 2002 and has 16 years of investment experience. He previously worked at Dresdner RCM Global Investors, where he served as a Director and Senior Portfolio Manager, and was responsible for development and implementation of portfolio strategies. Mr. Henry has extensive experience in portfolio management, analysis and trading of fixed income securities, including financial futures, and brings that valuable expertise to McMorgan's Fixed Income Portfolio Management team. He holds a BS in Finance from Fairfield University.

JOANNA KARGER, MBA. Ms. Karger joined McMorgan in September 2003 and has 15 years investment experience as a fixed income portfolio manager. She most recently worked at Dresdner RCM Global Investors as a Director and Portfolio Manager. Her responsibilities included fixed income strategy development and implementation with an emphasis on the structured product sector. A graduate of the Wharton School, University of Pennsylvania, Joanna holds an MBA in Finance. She achieved a BA in Economics from the University of California at Berkeley.

ELIZABETH A. SOUZA, CFA. Ms. Souza joined McMorgan in 1984 and has 21 years of investment experience. As senior manager of McMorgan fixed income portfolios, she develops investment strategy and risk-reward analyses in all sectors and implements trades. Her comprehensive range of experience in investment management and her CFA designation complement a BS degree in Finance from California State University, Hayward.

CONNOR HANCOCK, CFA. Mr. Hancock joined McMorgan in 1994 with a background in financial sales. In 1996, he joined the Investment Department working with the fixed income investment management team. Mr. Hancock works in all areas of the fixed income market, with particular focus on the corporate, mortgage, and asset backed sectors. He earned a BA in Economics from the University of California at Santa Barbara.
The portfolio manager who is primarily responsible for the equity portion of the Fund's day-to-day management is set forth below:

HARVEY FRAM, CFA Mr. Fram is the portfolio manager of the Equity Investment Fund and manages the equity portion of the Balanced Fund's portfolio. Mr. Fram is currently a Director at New York Life Investment Management LLC ("NYLIM"). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining NYLIM in 2000, Mr. Fram was a Portfolio Manager and Research Strategist of Monitor Capital Advisors LLC. Prior to joining Monitor, he was a quantitative research analyst at ITG, a technology-based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst ("CFA") designation in 1999 and has an MBA from the Wharton School of Business at the University of Pennsylvania.




Management Fees


The Fund pays the adviser an annual advisory fee of 0.45% of average daily net assets for providing investment advisory services. During the most recent fiscal year, after taking into account fee waivers, the Fund paid 0.21% of the Fund's average daily net assets in investment advisory fees to the adviser.

The fees paid to the adviser reflect its voluntary undertaking to waive fees and/or reimburse expenses so that total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed annual rate 0.85% of the Fund's average daily net assets. Although the adviser currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the adviser may be discontinued at any time. Any waiver or reimbursement by the adviser is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.


Certain expenses solely attributable to the offering and operation of the Class Z shares of the Fund may result in the operating expenses of that class being different from the operating expenses of other classes of the Fund.


Pursuant to the Sub-Advisory Agreement between the adviser and sub-adviser, the sub-adviser, subject to the supervision of the Trustees of the Trust and the adviser, and in conformity with the stated policies of the Balanced Fund that it manages and the Trust, manages the assets of the Balanced Fund, including the purchase, retention, and disposition of portfolio securities. As compensation for services, the adviser, not the Fund, pays the sub-adviser 0.25% of the average daily net assets of the Balanced Fund pursuant to the Sub-Advisory Agreement related to the Balanced Fund. If, however, the adviser, pursuant to the terms of the Advisory Agreement or other agreement, is required to reimburse the Balanced Fund for expenses or waive any expense for the Balanced Fund, then an amount equal to 50% of such reimbursement or waiver shall be deducted from the monthly fee paid to the sub-adviser.

Buying and Selling Fund Shares

Class Z shares of the Fund are continuously offered only through broker/dealers, financial institutions and financial intermediaries that have selling agreements with the Fund ("qualified financial intermediaries"). Shares are sold at the net asset value ("NAV") per share next determined after the Fund or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of the Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Fund or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Fund or its designated agent receives and accepts the shareholder's request in proper form.

Participants in qualified retirement plans will normally receive various materials from their plans which describe the methods by which a participant may purchase, exchange, transfer or redeem shares.

Financial intermediaries may charge a separate fee for assisting in the processing any of these transactions.

Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o        Name;
o        Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or the investor's history of excessive trading.

o make redemptions in-kind (payments in portfolio securities rather than in cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

o        change the minimum investment amounts.

o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Exchange Privileges

Class Z shares of the Fund may be exchanged for Class Z shares of any of the other Funds of the Trust or the Class McMorgan shares of the Principal Preservation Fund. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements. Exchanges may be made by mail or by telephone if authorized on the Account Registration Form. Telephone exchanges may be difficult to implement in times of drastic economic or market changes.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class Z shares that allows it to pay distribution and service fees for the sales and distribution of its Class Z shares. The 12b-1 plan provides for the payment of both a distribution and a service fee. The distribution fee is intended to pay the distributor of Fund shares for distribution services which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the distributor of Fund shares for providing shareholders with personal services and/or maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Funds and may cost more than other types of sales charges.

Pricing of Fund Shares

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates its NAV per share by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

The portfolio securities of the Fund, except debt securities with maturities of 60 days or less, are valued at market value under procedures established by the Board. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the adviser values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES


The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.


The Fund is not intended to be used as a vehicle for short-term trading, and the Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.


The Fund, through NYLIM Service Company LLC and NYLIFE Distributors LLC, maintains procedures to detect excessive or frequent trading in Fund shares. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in the Fund. The Fund may modify its procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.


In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Statement of Additional Information.

DISTRIBUTIONS AND TAXES

The Fund generally pays dividends and distributions of its net investment income and net capital gains, as described in the table below.

Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV per share determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable to you as ordinary income or capital gains. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale of your Fund shares are generally subject to state and local taxes. Shareholders will be furnished information showing which portions of the distributions are not taxable in certain states. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to certain U. S. tax certification requirements.

You should consult your own tax adviser for more specific information about federal, state, local or foreign tax consequences of an investment in the Fund. Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

Type of Distribution                   Declared & Paid
------------------------------------   ---------------
Dividends from Net Investment Income   quarterly
Capital Gains                          annually

Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

         o provide your correct social security or taxpayer identification number,
         o        certify that this number is correct,
         o        certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Investment Strategies and Risks

The Fund's investment goal and strategies described in this prospectus are not fundamental investment policies and can be changed by the Board of Trustees without shareholder approval. If the Fund's goal is changed, the Fund will notify shareholders before the change becomes effective. In addition to the investment strategies described in this prospectus, the Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800-831-1994.

Other Potential Risks

The Fund may at times enter into interest rate, currency and mortgage swap agreements, futures contracts and certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end.)

Defensive Investing


The Fund occasionally may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies when the adviser or sub-adviser deems it necessary to respond to adverse economic, political or other conditions. At such time, the Fund may invest temporarily and without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When the Fund takes a temporary investment position, it may not achieve its investment goals.


SPECIAL MORTGAGE TRANSACTIONS

The Fund may enter into the following types of mortgage transactions:

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

To Be Announced Securities (TBAs)

In a "To Be Announced Securities" transaction, a seller agrees to deliver a security at a future date. However, the seller does not specify the particular security to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, a Fund and the seller would agree upon the issuer, coupon rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it delivers mortgages that meet the specified terms. Each Fund records the transaction when it agrees to buy the securities and continually reflects their value in determining the price of its Shares. These transactions may result in increased credit risk and increase a Fund's overall investment exposure.

Dollar Rolls

Dollar rolls are transactions in which the Fund sells mortgage-backed securities to a broker with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a different price with the same broker. Normally, one or both securities involved are TBA mortgage-backed securities. These transactions may involve credit risks in the event of a counterparty default, increase a fund's overall interest rate exposure, and increase portfolio turnover rate, which increases transaction costs and may increase taxable gains.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance with respect to its Class Z shares for the past 4- five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Fund's financial statements, are included in the McMorgan Funds' annual report, which is available upon request.

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                                   MCMORGAN BALANCED FUND

                                                              FOR THE        FOR THE      FOR THE     FOR THE       FOR THE
                                                                YEAR          YEAR         YEAR        YEAR          YEAR
                                                                ENDED         ENDED        ENDED       ENDED         ENDED
                                                              6/30/05        6/30/04     6/30/03      6/30/02       6/30/01*
                                                              CLASS Z        CLASS Z     CLASS Z      CLASS Z       CLASS Z
Net asset value, beginning of period .....................     $16.63         $15.52      $15.51       $18.15        $19.26
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................................       0.28(b)        0.30        0.40         0.43          0.21
Net realized and unrealized gain (loss) on investments ...       0.78           1.11        0.03        (2.16)        (1.10)
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations ........................       1.06           1.41        0.43        (1.73)        (0.89)
------------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income ...............................      (0.34)         (0.30)      (0.42)       (0.43)        (0.22)
From capital gains .......................................          -              -       (0.00)(a)    (0.48)(a)         -
------------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .......................      (0.34)         (0.30)      (0.42)       (0.91)        (0.22)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...........................     $17.35         $16.63      $15.52       $15.51        $18.15
==============================================================================================================================
Total return .............................................      6.40%          9.17%       2.90%      (9.87)%       (4.63)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .....................     $7,195         $7,478      $6,892       $6,842        $7,492
Ratio of expenses to average net assets before
 reimbursement and recovery of expenses by Advisor .......      1.09%          0.97%       0.95%        0.92%         0.90%+
Ratio of expenses to average net assets after
 reimbursement of expenses by Advisor ....................      0.85%          0.85%       0.85%        0.85%         0.85%+
Ratio of net investment income to average net assets
 before reimbursement of expenses by Advisor .............      1.50%(b)       1.73%       2.54%        2.45%         2.44%+
Ratio of net investment income to average net assets
 after reimbursement of expenses by Advisor ..............      1.74%(b)       1.85%       2.64%        2.52%         2.49%+
Portfolio turnover .......................................       177%(d)     101.99%      56.23%       45.80%        38.09%
==============================================================================================================================

 *  Class Z commenced operations on January 25, 2001.
 +  Annualized.
(a) Total return is not annualized.
(b) Included in net investment income per share and the ratio of net investment income to average net assets are $0.06 per share and 0.20%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c) Per share data based on average shares outstanding during the year.
(d) The portfolio turnover not including mortgage dollar rolls for the year ending June 30, 2005 is 133%.

Additional Information

For investors who want more information about the Fund, the following documents are available free upon request:

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports: Additional information about the Fund's investments is available in the McMorgan Fund's annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of these reports and the SAI, request other information and ask questions about the Fund by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco, CA 94104
Telephone: 800-831-1994
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

McMorgan Funds

PROSPECTUS

Equity Investment Fund - Class Z Shares


October 28, 2005


One Bush Street, Suite 800 - San Francisco, California 94104

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Z shares are only offered through financial intermediaries that have selling agreements with the Distributor.

                 M c M o r g a n F u n d s - P r o s p e c t u s

McMorgan Equity Investment Fund

Table of Contents


The Fund..................................................................... 2

Fees and Expenses of the Fund................................................ 4

Management of the Fund....................................................... 5

Buying and Selling Fund Shares............................................... 7

Additional Information on Buying and Selling Fund Shares..................... 8

Distributions and Taxes..................................................... 11

Other Investment Strategies and Risks....................................... 13

Financial Highlights........................................................ 14

Additional Information............................................... Back Cover

McMORGAN EQUITY INVESTMENT FUND

TYPE OF FUND: A DIVERSIFIED STOCK FUND
Ticker Symbol: MCEZX

Investment Goal

Above-average total return consistent with reasonable risk.

Principal Investment Strategies


The Fund seeks to identify companies that are considered to have a high probability of outperforming the S&P 500 Index over the following six to twelve months. The Fund invests at least 80% of its net assets in equity securities. The underlying process for selecting stocks is based on a quantitative process that ranks stocks based on traditional value measures, earnings quality and technical factors. On occasion, trading strategies that seek to realize returns over shorter periods may be employed. The Fund normally invests in common stocks of well-established US companies, primarily those with large-capitalizations. The Fund invests in companies with market capitalizations that, at the time of investment, are similar to companies in the S&P 500(R) Index and the Russell 1000 Index. The Fund is managed with a core orientation (including growth and value equities). The Fund uses a bottom up approach that assesses stocks based on their individual strengths, rather than focusing on the underlying sectors/industries of those stocks or on general economic trends.


Principal Risks

By investing in stocks, the Fund may expose you to certain risks that could cause you to lose money. These risks include:

    o market risk - the risk that the price of a security (a stock or bond) will rise or fall due to various unpredictable market conditions.

    o issuer specific risk - the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

    o economic/political risk - changes in economic or political conditions, both domestic and international may result in a decline in value of the Fund's investments.


Suitability


The Fund may be appropriate for investors who desire long-term growth and are willing to accept the risk of occasional volatile returns similar to the returns of the S&P 500 Index. The Fund is not suitable for investors who are looking for consistent principal stability.


Past Fund Performance

The bar chart and performance table below illustrate some of the risks of investing in the Fund and how the Fund's total return has varied from year to year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns compare with those of its benchmark, the S&P 500 Index, an unmanaged securities index. The figures assume reinvestment of all dividends and distributions. The bar chart and performance table do not reflect the impact of state or local taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The bar chart and the performance table show performance of the Fund's Class Z shares. For periods prior to the inception date of the Class Z shares (February 1, 2001), performance information in the bar chart and table is the performance of the Fund's McMorgan Fund Class shares, adjusted to reflect the actual 12b-1 fees and other expenses paid by the Class Z shares. The assets of each class of the Fund are invested in an identical portfolio of securities and the performance of each class will be similar, varying only to the extent of differences in each class' fees and expenses. Class Z fees and expenses are higher than those of the McMorgan Fund Class and, had Class Z existed prior to 2001, its performance would have been slightly lower than the McMorgan Fund Class returns shown.



35.94%    26.80%    33.84%    27.76%    11.54%    -6.39%    -10.76%   -26.02%    23.16%     6.55%
-----     -----     -----     -----     -----     -----     ------    ------     -----     -----
 1995      1996      1997      1998      1999      2000       2001      2002      2003      2004



Year-to-Date Return     5.01% as of September 30, 2005
Best Quarter            20.25% in the fourth quarter 1998
Worst Quarter           -18.75% in the third quarter 2002

Performance Table   --   (Average annual total returns as of December 31, 2004)



                                                                1 Year      5 Years   10 Years
                                                               --------    --------   --------
McMorgan Equity Investment Fund, Class Z
Return before Taxes                                                6.55%     -4.10%      10.30%
Return After Taxes on Distributions*                               6.42%     -4.63%       9.67%
Return After Taxes on Distributions and Sale of Fund Shares*       4.42%     -3.60%       8.90%
S&P 500 Index**                                                   10.88%     -2.30%      12.07%


----------
* After -tax returns are calculated using the historical highest individual federal marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through deferred arrangements such as 401(k) plans or individual retirement accounts.
** The S&P 500 Index is a market capitalization-weighted index of common stock, and reflects no deduction for fees, expenses or taxes.

Fees and Expenses of the Fund

The following table shows the fees and expenses you may pay if you buy and hold Class Z shares of the Fund. The Class Z shares of the Fund do not have any front-end loads or deferred sales load, but do have a Rule 12b-1 distribution fee. Shareholders are not charged for exchanging shares into other Class Z series of the McMorgan Funds or reinvesting dividends.

McMorgan Equity Investment Fund


ANNUAL FUND OPERATING EXPENSES:
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                            0.50%
Distribution (12b-1) and/or Service Fees                   0.25%
Other Expenses                                             0.30%
                                                           -----
Total Annual Fund Operating Expenses*                      1.05%
                                                           =====



* The adviser intends to voluntarily waive fees or reimburse expenses so that the total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 1.00% of the Fund's average daily net assets.


Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

o        you invest $10,000 in the Fund for the time periods indicated;

o you redeem all of your shares or you hold them at the end of each time period;

o        your investment has a 5% return each year;

o        all distributions are reinvested; and

o operating expenses of the Fund remain the same in each year of the time periods shown.


This example is for comparison only. Actual return and expenses may be different and the Fund's performance and expenses may be higher or lower. The numbers are based on Total Annual Fund Operating Expenses and do not reflect any applicable fee waivers or expense reimbursements. Based on the above assumptions, your costs for the Fund would be:



1 Year   3 Years   5 Years   10 Years
------   -------   -------   --------
$  107   $   334   $   579   $  1,283

Management of the Fund

The adviser of the Fund is:

McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, California 94104

The adviser is responsible for overseeing the sub-adviser's management of the securities in the Fund's investment portfolio and for providing other investment management services to the Fund. The adviser also arranges for the transfer agency, custody and all other services necessary to operate the Fund.

McMorgan & Company, the predecessor company to McMorgan & Company LLC, was founded in 1969. McMorgan & Company LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company. McMorgan & Company LLC also manages private accounts, consisting primarily of retirement plans and health and welfare funds for jointly trusted plans. As of June 30, 2005, the adviser had approximately $13 billion of assets under management, including investment company assets of approximately $736 million.


The sub-adviser of the Fund is New York Life Investment Management LLC, 169 Lackawanna Avenue,

Parsippany, New Jersey 07054.


The sub-adviser is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. The sub-adviser is an investment management firm serving institutions and individuals. As of June 30, 2005, the sub-adviser and its affiliates had approximately $193 billion in assets under management.

Prior to March 2005, the adviser managed the Fund.


Portfolio Management


The portfolio manager who is primarily responsible for the Fund's day-to-day management is set forth below. In addition, information regarding the portfolio manager's compensation, other accounts managed by this portfolio manager, and his ownership of shares of the Fund is available in the Statement of Additional Information.

HARVEY FRAM, CFA Mr. Fram is the portfolio manager of the Equity Investment Fund and manages the equity portion of the Balanced Fund's portfolio. Mr. Fram is currently a Director at New York Life Investment Management LLC ("NYLIM"). Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining NYLIM in 2000, Mr. Fram was a Portfolio Manager and Research Strategist of Monitor Capital Advisors LLC. Prior to joining Monitor, he was a quantitative research analyst at ITG, a technology-based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst ("CFA") designation in 1999 and has an MBA from the Wharton School of Business at the University of Pennsylvania.

Management Fees


The Fund pays the adviser an annual advisory fee of 0.50% of average daily net assets for providing investment advisory services.

As compensation for services, the adviser, not the Funds, pays the sub-adviser 0.25% of the net asset value of the Fund pursuant to the Interim Sub-Advisory Agreement.

The adviser has voluntarily undertaken to waive fees and/or reimburse expenses so that total operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rate of 1.00% of the Fund's average daily net assets. Although the adviser currently intends to continue the fee waiver and/or expense reimbursements, this voluntary action by the adviser may be at any time. Any waiver or reimbursements by the adviser is subject to repayment by the Fund within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.


Certain expenses solely attributable to the offering and operation of the Class Z shares of the Fund may result in the operating expenses of that class being different from the operating expenses of other classes of the Fund.


Pursuant to the Sub-Advisory Agreement between the adviser and sub-adviser, the sub-adviser, subject to the supervision of the Trustees of the Trust and the adviser, and in conformity with the stated policies of the Equity Investment Fund that it manages and the Trust, manages the assets of the Equity Investment Fund, including the purchase, retention, and disposition of portfolio securities. As compensation for services, the adviser, not the Funds, pays the sub-adviser 0.25% of the average daily net assets of the Equity Investment Fund pursuant to the Sub-Advisory Agreement related to the Equity Investment Fund. If, however, the adviser, pursuant to the terms of the Advisory Agreement or other agreement, is required to reimburse the Equity Investment Fund for expenses or waive any expense for the Equity Investment Fund, then an amount equal to 50% of such reimbursement or waiver shall be deducted from the monthly fee paid to the sub-adviser.

Buying and Selling Fund Shares

Class Z shares of the Fund are continuously offered only through broker/dealers, financial institutions and financial intermediaries that have selling agreements with the Fund ("qualified financial intermediaries"). Shares are sold at the net asset value ("NAV") per share next determined after the Fund or the qualified financial intermediary receives and accepts a proper purchase request. Qualified financial intermediaries are designated agents of the Fund for certain purposes relating to the timing of the receipt of purchase and redemption orders. The Fund and the Fund's distributor reserve the right to reject any purchase order from any party for shares of the Fund.

The Fund will ordinarily make payment for redeemed shares within seven business days after the Fund or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Fund or its designated agent receives and accepts the shareholder's request in proper form.

Participants in qualified retirement plans will normally receive various materials from their plans which describe the methods by which a participant may purchase, exchange, transfer or redeem shares.

Financial intermediaries may charge a separate fee for assisting in the processing any of these transactions.

Know Your Customer Regulations

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o        Name;
o        Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Additional Information on Buying and Selling Fund Shares

General Policies

The Fund reserves the right to:

         o reject any purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order. This includes purchases or exchanges that are disruptive to the management of the Fund due to the timing of the investment or an investor's history of excessive trading.

         o make redemptions-in-kind (payments in portfolio securities rather than cash) if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

         o refuse purchase or exchange requests in excess of 1% of the Fund's total assets.

         o        change the minimum investment amounts.

         o cancel any purchase order and impose a $20 returned check fee if the purchase check does not clear.

         o reject checks drawn on banks outside the United States or endorsed over by a third party. All investments must be made in U.S. dollars.

Exchange Privileges

Class Z shares of the Fund may be exchanged for Class Z shares of any of the other Funds of the Trust or the Class McMorgan shares of the Principal Preservation Fund. An exchange involves the redemption of all or a portion of the shares of one Fund and the purchase of shares of another Fund. Exchanges are treated as a sale of Fund shares and are subject to the minimum investment requirements.

An exchange may result in a capital gain or loss for tax purposes. The Fund may change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions. A Fund may refuse any exchange purchases for any reason. For example, the Fund may refuse exchange purchases by any person or group if, in the adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Under applicable anti-money laundering regulations and other federal regulations, exchange results may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class Z shares that allows it to pay distribution and service fees for the sales and distribution of its Class Z shares. The 12b-1 plan provides for the payment of both a distribution and a service fee. The distribution fee is intended to pay the distributor of Fund shares for distribution services which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the distributor of Fund shares for providing shareholders with personal services and/or maintaining shareholder accounts. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

Pricing of Fund Shares

The price of the Fund's shares is based on the NAV of the Fund's portfolio. The Fund calculates its NAV per share by adding the total market value of the Fund's investments and other assets, subtracting any liabilities, and then dividing that figure by the total number of outstanding shares of that Fund. The Fund's NAV is calculated at the close of regular trading of the New York Stock Exchange ("NYSE"), which is normally 4:00 p.m. Eastern time, every day the NYSE is open. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission ("SEC").

The portfolio securities of the Fund, except debt securities with maturities of 60 days or less, are valued at market value under procedures established by the Board. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Debt securities with maturities of less than 60 days are valued at amortized cost. Under this method of valuation, the adviser values the security at cost and then assumes a constant amortization of any discount or premium to maturity of the security.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES


The interests of the Fund's shareholders and the Fund's ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of Fund shares over the short-term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Fund's investment strategies or negatively impact Fund performance. For example, the adviser or sub-adviser might have to maintain more of the Fund's assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. By realizing profits through short-term trading, shareholders that engage in excessive purchases and redemptions or exchanges of Fund shares may dilute the value of shares held by long-term shareholders. Funds investing in securities that are thinly traded, trade infrequently, or are relatively illiquid (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that exploit the special valuation issues applicable to these types of holdings to a greater degree than other types of funds, and thus, may be more vulnerable to the risks associated with such activity.


The Fund is not intended to be used as a vehicle for short-term trading, and the Board of Trustees has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of Fund shares in order to protect long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any investor's financial intermediary firm. Any such rejection or cancellation of an order placed through a financial intermediary will occur, under normal circumstances, within one business day of the financial intermediary transmitting the order to the Funds. In addition, the Fund reserves the right to reject, limit, or impose other conditions on purchases or exchanges or to close or otherwise limit accounts based on a history of frequent purchases and redemptions of Fund shares that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to harm Fund shareholders. Pursuant to the Fund's policies and procedures, the Fund may permit short-term purchases or exchanges that it believes, in the exercise of its judgment, are not disruptive or harmful to the Fund's long-term shareholders. For example, transactions conducted through systematic investment or withdrawal plans and trades within a money market fund are not subject to the procedures. Any additional exceptions are subject to the advance approval by the Trust's chief compliance officer, among others, and are subject to Board oversight.


The Fund, through NYLIM Service Company LLC and NYLIFE Distributors LLC, maintains procedures to detect excessive or frequent trading in Fund shares. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence. Among other things, to the extent identified, the Fund will place a "block" on any account if, during any 60-day period, there is (1) a purchase or exchange into the account following a redemption or exchange from such account or (2) a redemption or exchange from the account following a purchase or exchange into such account. An account that is blocked will not be permitted to place future purchase or exchange requests for an additional 60-day period in the Fund. The Fund may modify its procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the detection of excessive or frequent trading or to address specific circumstances.


In addition to these measures, the Fund may from time to time impose a redemption fee on redemptions or exchanges of Fund shares made within a certain period of time in order to deter short-term trading and to offset certain costs associated with short-term trading, which fee will be described in the Fund's Prospectus.

While the Fund discourages excessive short-term trading, there is no assurance that the Fund or its procedures will be able to effectively detect market timing activity or participants engaging in such activity, or, if it is detected, to prevent its reoccurrence. The Funds' ability to reasonably detect all such trading may be limited, for example, where such trading is conducted through omnibus and similar account arrangements. In the case of omnibus accounts, there is no assurance that each financial intermediary that carries an omnibus account will cooperate with the Fund to assist in monitoring and detecting market timing and excessive trading activities. Where a financial intermediary does not cooperate, the Fund may review and determine whether it is in the best interest of the Fund to continue to maintain a selling agreement with such financial intermediary, or whether such agreement should be terminated. The Fund has no arrangements to permit or accommodate frequent or excessive short-term trading.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities holdings is available in the Statement of Additional Information.

Distributions and Taxes

The Fund generally pays dividends and distributions of its net investment income and net capital gains, as described in the table below.

Reinvestment Option

Dividends and capital gain distributions will be reinvested automatically in the Fund unless you elect to receive them by check or ACH (automated clearing house). You may change your dividend option at any time by requesting a change in writing. You must have your dividends reinvested if you participate in the Systematic Withdrawal Plan or any Retirement Plan. Dividends are reinvested on the ex-dividend date at the NAV per share determined at the close of business that day. There are no fees or charges on reinvestments.

Taxes on Dividends and Distributions

Dividends you receive from the Fund, whether reinvested or taken in cash, are generally taxable to you as ordinary income or capital gains. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

The sale of Fund shares or the exchange of shares between two Funds is considered a taxable event to the shareholder; you may realize a capital gain or loss on these transactions.

Shareholders will receive an annual statement on the source and tax status of all distributions for federal income tax purposes. Distributions declared in December but paid in January are taxable as if they were paid in December. Fund distributions and gains from the sale of your Fund shares are generally subject to state and local taxes. Shareholders will be furnished information showing which portions of the distributions are not taxable in certain states. Non-U.S. investors may be subject to U.S. withholding or estate tax and are subject to certain U. S. tax certification requirements.

You should consult your own tax adviser for more specific information about federal, state, local or foreign tax consequences of an investment in the Fund. Participants in qualified retirement plans will be advised by the plan as to the tax consequences of their holding of, and transactions in, Fund shares.

Type of Distribution                   Declared & Paid
------------------------------------   ---------------
Dividends from Net Investment Income   quarterly
Capital Gains                          annually


Backup Withholding

By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you:

         o provide your correct social security or taxpayer identification number,
         o        certify that this number is correct,
         o        certify that you are not subject to backup withholding, and
         o certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other Investment Strategies and Risks

The Fund's investment goal and strategies described in this prospectus are not fundamental investment policies and can be changed by the Board of Trustees without shareholder approval. If the Fund's goal is changed, the Fund will notify shareholders before the change becomes effective. In addition to the investment strategies described in this prospectus, the Fund may also use other investment strategies and invest in securities that are not discussed in this prospectus, but which are described in detail in the Fund's Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 1-800-831-1994.

Other Potential Risks

The Fund may at times invest a small portion of its assets in derivative securities. In addition, the Fund may enter into interest rate, currency and mortgage swap agreements, futures contracts and certain mortgage-related securities, which are deemed to be derivatives. Derivatives can be illiquid, and a small investment in a derivative could have a potentially large impact on the Fund's performance. The Fund currently does not intend to invest in futures contracts or options.

Portfolio Turnover

Portfolio turnover measures the amount of trading the Fund does during the year. Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end.)

Defensive Investing


The Fund occasionally may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies when the adviser or sub-adviser deems it necessary to respond to adverse economic, political or other conditions. At such time, the Fund may invest temporarily and without limitation in investment grade short-term fixed-income securities (including short-term U.S. government securities and money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. When the Fund takes a temporary investment position, it may not achieve its investment goals.


Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance with respect to its Class Z shares for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund during each period assuming you reinvested all dividends and distributions. Tait, Weller and Baker has audited this information and their report, along with the Fund's financial statements, are included in the McMorgan Funds' annual report, which is available upon request.

Financial Highlights

The table below sets forth financial data for a share of beneficial interest outstanding throughout each year presented.

                                               MCMORGAN EQUITY INVESTMENT FUND

                                                              FOR THE        FOR THE     FOR THE      FOR THE    FOR THE
                                                                YEAR          YEAR         YEAR         YEAR      YEAR
                                                               ENDED          ENDED       ENDED        ENDED      ENDED
                                                              6/30/05        6/30/04     6/30/03      6/30/02     6/30/01*
                                                              CLASS Z        CLASS Z     CLASS Z      CLASS Z    CLASS Z
Net asset value, beginning of period .....................     $20.57         $18.04      $19.05       $24.57      $27.68
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ....................................       0.17(a)        0.13        0.18         0.15        0.06
Net realized and unrealized gain (loss)
 on investments ..........................................       1.14           2.53       (1.00)       (5.11)      (3.10)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations .........................       1.31           2.66       (0.82)       (4.96)      (3.04)
-----------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income ...............................      (0.19)         (0.13)      (0.19)       (0.15)      (0.07)
From capital gains .......................................          -              -           -        (0.41)          -
-----------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions .......................      (0.19)         (0.13)      (0.19)       (0.56)      (0.07)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...........................     $21.69         $20.57      $18.04       $19.05      $24.57
=============================================================================================================================
Total return .............................................      6.38%         14.78%     (4.23)%     (20.52)%    (10.97)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....................      $6,904        $11,181     $10,170      $12,637     $11,645
Ratio of expenses to average net assets before
 reimbursement and recovery of expenses by Advisor .......      1.05%          0.97%       0.96%        0.96%       0.94%+
Ratio of expenses to average net assets after
 reimbursement of expenses by Advisor ....................      1.00%          0.97%       0.96%        0.96%       0.94%+
Ratio of net investment income to average net assets
 before reimbursement of expenses by Advisor .............      0.89%(a)       0.65%       1.09%        0.70%       0.44%+
Ratio of net investment income to average net assets
 after reimbursement of expenses by Advisor ..............      0.94%(a)       0.65%       1.09%        0.70%       0.44%+
Portfolio turnover .......................................       127%         39.13%      30.77%       14.95%      22.52%+
=============================================================================================================================

* Class Z commenced operations on February 1, 2001.
(a) Included in net investment income per share and the ratio of net investment income to average net assets are $0.06 per share and 0.03%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid $3.00 per share.
(b) Total return is not annualized.
+ Annualized

Additional Information

For investors who want more information about the Fund, the following documents are available free upon request:

McMorgan & Company LLC, the adviser to the Funds, votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

For investors who want more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports: Additional information about the Fund's investments is available in the McMorgan Fund's annual and semiannual reports to shareholders, including a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

You can get free copies of these reports and the SAI, request other information and ask questions about the Fund by contacting:

McMorgan Funds
One Bush Street, Suite 800
San Francisco, CA 94104
Telephone: 800-831-1994
Internet address: www.mcmorganfunds.com

These reports and other information about the McMorgan Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information about the McMorgan Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For more information about the operation of the SEC's Public Reference Section, please call 1-202-942-8090.

The McMorgan Funds' SEC File No. is 811-8370

                       STATEMENT OF ADDITIONAL INFORMATION


                                 MCMORGAN FUNDS
                                October 28, 2005


           MONEY MARKET FUND                          BALANCED FUND

 McMorgan Principal Preservation Fund             McMorgan Balanced Fund

          FIXED INCOME FUNDS                           EQUITY FUND

 McMorgan Intermediate Fixed Income Fund      McMorgan Equity Investment Fund
      McMorgan Fixed Income Fund
       McMorgan High Yield Fund


This Statement of Additional Information dated October 28, 2005 is not a prospectus. It should be read in conjunction with the McMorgan Funds' Prospectus dated October 28, 2005, the Class Z Prospectuses dated October 28, 2005 and the Class R1 and R2 Prospectus dated October 28, 2005, each of which are incorporated by reference herein. Copies of the Prospectuses may be obtained without charge by contacting either the adviser or the underwriter at the addresses and telephone numbers below or by visiting the McMorgan Funds' website at http://www.mcmorganfunds.com.


Underwriter:                                   Adviser:
NYLIFE Distributors LLC                        McMorgan & Company LLC
169 Lackawanna Avenue                          One Bush Street, Suite 800
Parsippany, NJ 07054                           San Francisco, CA   94104
(973) 394-3000                                 (800) 788-9485

The Annual Report, which contains important financial information about the McMorgan Funds, is incorporated by reference into this Statement of Additional Information and is also available without charge at the above phone numbers or addresses.

                                TABLE OF CONTENTS

                                 MCMORGAN FUNDS


                                                                                                     Page
                                                                                                     ----
Investment Policies and Limitations....................................................................4
     Fundamental Policies..............................................................................4
     Non-Fundamental Policies..........................................................................6
     Debt Securities...................................................................................7
     Lower-Rated Debt Securities.......................................................................7
     Floating and Variable Rate Securities.............................................................8
     Foreign Securities................................................................................8
     Futures and Options Transactions..................................................................8
         Futures Transactions..........................................................................8
         Futures on Debt Securities...................................................................10
         Securities Index Futures.....................................................................10
         Options on Futures...........................................................................11
         Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.......12
         Risks Associated With Futures and Future Options.............................................13
         Writing Call Options.........................................................................14
         Writing Put Options..........................................................................15
         Purchasing Options...........................................................................16
         Married Puts.................................................................................16
         Special Risks Associated With Options on Securities..........................................17
         Securities Index Options.....................................................................17
     Government Securities............................................................................18
     Illiquid Securities..............................................................................18
     Money Market Instruments.........................................................................18
     Mortgage-Backed and Asset-Backed Securities......................................................19
     Mortgage-Related and Other Asset-Backed Securities...............................................19
         Mortgage Pass-Through Securities.............................................................20
         GNMA Certificates............................................................................20
         Private Mortgage Pass-Through Securities.....................................................21
         Collateralized Mortgage Obligations ("CMOs").................................................21
         FHLMC Collateralized Mortgage Obligations ("FHLMC CMOs").....................................22
         Mortgage Dollar Roll.........................................................................22
         Other Mortgage-Related Securities............................................................22
         CMO Residuals................................................................................23
         Stripped Mortgage-Backed Securities..........................................................24
         Risks Associated With Mortgage-Backed Securities.............................................24
         Other Asset-Backed Securities................................................................25
     Other Investments................................................................................25
     Repurchase Agreements............................................................................25
     Restricted Securities............................................................................26
     Reverse Repurchase Agreements....................................................................26
     Rule 144A Securities.............................................................................26
     Securities Lending...............................................................................26
     Securities of Other Investment Companies.........................................................27
     Short Sales Against Box..........................................................................27
     Swap Agreements..................................................................................27
     Temporary Defensive Measures.....................................................................29
     Warrants.........................................................................................29
     When-Issued Securities...........................................................................29
Portfolio Turnover....................................................................................29
Disclosure of Portfolio Holdings......................................................................30
Trustees and Officers.................................................................................30
Code of Ethics........................................................................................33
Control Persons and Principal Holders of Securities...................................................34

                                                                                                     Page
                                                                                                     ----
Investment Advisory and Other Services................................................................38
     Investment Adviser...............................................................................38
     Sub-Adviser......................................................................................39
         (High Yield Fund, Equity Investment Fund and the equity portion of the Balanced Fund)
     Transfer Agent...................................................................................40
     Administrator....................................................................................40
     Accounting Services Agent........................................................................40
     Custodian........................................................................................40
     Underwriter......................................................................................41
     Distribution Plan................................................................................41
     Service Fees.....................................................................................41
     Independent Accountants..........................................................................42
Portfolio Transactions and Brokerage Commissions......................................................42
Corporate Governance/Proxy Voting.....................................................................43
Shares of Beneficial Interest.........................................................................44
Purchases, Redemptions and Pricing of Shares..........................................................44
     Purchase of Shares...............................................................................44
     Net Asset Value..................................................................................44
     Transfer of Securities...........................................................................46
     Redemptions......................................................................................46
Taxes.................................................................................................47
     Multi-Class Funds................................................................................47
     Distributions of Net Investment Income...........................................................47
     Distributions of Capital Gain....................................................................47
     Effect of Foreign Investments on Distributions...................................................48
     Information on the Amount and Tax Character of Distributions.....................................48
     Election To Be Taxed as a Regulated Investment Company...........................................48
     Excise Tax Distribution Requirements.............................................................49
     Redemptions of Fund Shares.......................................................................49
     Wash Sales.......................................................................................49
     U.S. Government Securities.......................................................................49
     Dividends-Received Deduction For Corporations....................................................49
     Investment in Complex Securities.................................................................50
     Non-U.S. Investors...............................................................................50
Audited Financial Statements..........................................................................54
Reports to Shareholders...............................................................................55
Appendix A............................................................................................55
     Explanation of Rating Categories.................................................................55
     Standard & Poor's Ratings Services...............................................................55
     Moody's Investors Service, Inc...................................................................56

                                 MCMORGAN FUNDS

McMorgan Funds, One Bush Street, Suite 800, San Francisco, California, 94104, is an open-end, diversified management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). McMorgan Funds offers an unlimited authorized number of shares of beneficial interest (the "Shares") in the following series: McMorgan Principal Preservation Fund (the "Principal Preservation Fund"), McMorgan Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund"), McMorgan Fixed Income Fund (the "Fixed Income Fund"), McMorgan High Yield Fund (the "High Yield Fund"), McMorgan Balanced Fund (the "Balanced Fund") and McMorgan Equity Investment Fund (the "Equity Investment Fund") (each a "Fund" and collectively the "Funds"). The Intermediate Fixed Income Fund, High Yield Fund, Balanced Fund, and Equity Investment Fund offer two classes of shares: McMorgan Funds shares and Class Z shares. The Fixed Income Fund offers four classes of shares: McMorgan Fund Shares, Class Z shares, Class R1 shares and Class R2 shares. The Principal Preservation Fund only offers McMorgan Funds class of shares.

Each Fund is a separate series of McMorgan Funds (the "Trust" or "Funds"), a Delaware statutory trust organized by a Trust Instrument dated February 3, 1994, as amended on May 9, 1994. The Trustees of McMorgan Funds may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

                       INVESTMENT POLICIES AND LIMITATIONS

The following supplements the information contained in the Prospectus concerning the investment policies and related risks of the Funds.

FUNDAMENTAL POLICIES

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectuses and this SAI, and the Funds' objectives as described in the Prospectuses, all other investment policies and practices described may be changed by the Board of Trustees without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectuses, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation.

The following are the Funds' fundamental investment limitations set forth in their entirety:

         (1) Each Fund may not make loans to other persons except (a) through the lending of its portfolio securities up to 33? percent of its total assets, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC;

         (2) Each Fund may not borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

         (3) Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent a Fund from purchasing or selling futures contracts and options thereon or from investing in securities or other instruments backed by physical commodities;

         (4) Each Fund may not issue senior securities, except as permitted under the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC;

         (5) Each Fund may not act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933, as amended (the "1933 Act");

         (6) As to 75% of its total assets, purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities), if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in securities of such issuer;

         (7) Each Fund may not purchase the securities of issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities issued by other investment companies) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the net assets of the Fund; and

         (8) Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate;

NON-FUNDAMENTAL POLICIES

In addition to each Fund's fundamental investment restrictions, the Trustees have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

The Funds will not: (1) invest more than 5% of their respective net assets in warrants, including within that amount no more than 2% in warrants which are not listed on the New York or American Stock Exchanges, except warrants acquired as a result of their holdings of common stocks; and (2) purchase or retain the securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or officer or director of the Fund's investment adviser or sub-adviser owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and Trustees of the Fund or officers or directors of the Fund's investment adviser or sub-adviser who own more than 1/2 of 1%, own in aggregate, more than 5% of the outstanding securities of such issuer.

Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's net assets will not be considered a violation. With respect to investment in illiquid securities, a Fund will consider taking measures to reduce the holdings of illiquid securities if they exceed the percentage limitation as a result of changes in the values of the securities as if liquid securities have become illiquid.

DEBT SECURITIES

Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value ("NAV") of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund. Longer term debt securities generally pay higher interest rates than do shorter term debt securities but also may experience greater price volatility as interest rates change.

Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Fund's portfolio securities increases or decreases. Moreover, lower rated fixed-income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the NAV of the Funds' shares.

Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit). When and if available, debt securities may be purchased at a discount from face value. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the adviser, such securities have the potential for future income (or capital appreciation, if any).

LOWER-RATED DEBT SECURITIES

Each Fund (except the Principal Preservation Fund) may invest in lower-rated debt securities, which include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. Lower-rated debt securities generally carry greater risk that the issuer will default on the payment of interest and principal. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-rated debt securities and the ability of outside pricing services to value lower-rated debt securities.

FLOATING AND VARIABLE RATE SECURITIES

Each Fund may invest in floating and variable rate debt instruments.

The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. To be an eligible investment for the Principal Preservation Fund, there must be a reasonable expectation that, at any time until the final maturity for the floater or the period remaining until the principal amount can be recovered through demand, the market value of a floater will approximate its amortized cost.

Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be determined to be illiquid securities for purposes of a Fund's limitation on investments in such securities. The Principal Preservation Fund may not invest in inverse floaters.

FOREIGN SECURITIES

Each Fund may invest in foreign debt and equity securities, and in certificates of deposit ("CDs") issued by foreign banks and foreign branches of U.S. banks. The Principal Preservation Fund may purchase securities of foreign issuers only if they are U.S. dollar denominated.

Investments made in foreign securities, whether made directly or indirectly, involve certain inherent risks, such as those related to changes in foreign currency exchange rates, future political and economic developments, the possible imposition of foreign withholding tax on the interest or dividend income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by a Fund.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES TRANSACTIONS

Each Fund, other than the Principal Preservation Fund, may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Fund's securities. The Funds may also enter into such futures contracts in order to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management and investment purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration.

Each Fund, other than the Principal Preservation Fund, may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security) or to gain market exposure to that portion of the market represented by the futures contract. The Funds do not intend to use U.S. stock index futures to hedge positions in securities of U.S. companies. These Funds may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, these Funds may, to the extent they invest in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to compliance with applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges such as Frankfurt, Tokyo, London or Paris as long as trading on foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Intermediate Fixed Income Fund, Fixed Income Fund, High Yield Fund and Balanced Fund are not limited to the above-listed exchanges.

A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated as "contract markets" or registered as derivatives transaction execution facilities by the CFTC. Futures contracts generally trade on these markets through an "open outcry" auction on the exchange floor or through competitive trading on an electronic trading system. Currently, there are futures contracts based on a variety of instruments, indices and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank CDs, a municipal bond index and various stock indices.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodians (or broker, if legally permitted) a specified amount of liquid assets ("initial margin") as a partial guarantee of its performance under the contract. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, as the value of the security, currency or index fluctuates, the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily NAV, each Fund will mark-to-market its open futures positions. Moreover, each Fund will maintain sufficient liquid assets to cover its obligations under open futures contracts.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

FUTURES ON DEBT SECURITIES

Each Fund, other than the Principal Preservation Fund, may enter into future contracts on debt securities. The Equity Investment Fund does not currently intend to enter into such transactions. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Funds' adviser to reflect the fair value of the contract, in which case the positions will be valued pursuant to valuation procedures. See "Net Asset Value."

Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly. Depending upon the types of futures contracts that are available to hedge a Fund's portfolio of securities or portion of a portfolio, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve. Futures contracts do not exist for all types of securities and markets for futures contracts that do exist may, for a variety of reasons, be illiquid at particular times when a Fund might wish to buy or sell a futures contract. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

SECURITIES INDEX FUTURES

Each Fund, other than the Principal Preservation Fund, may enter into securities index future contracts. The Equity Investment Fund currently does not intend to enter into such transactions. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

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Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indices (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indices as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio or to gain exposure to particular markets represented by the index.

The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

OPTIONS ON FUTURES

Each Fund, other than the Principal Preservation Fund, may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. The Equity Investment Fund currently does not intend to enter into such transactions. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Intermediate Fixed Income, Fixed Income, High Yield Fund and Balanced Funds will only enter into futures contracts or related options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automatic quotation system. A Fund will not enter into futures contracts for which the aggregate contract amounts exceed 100% of the Fund's net assets. In addition, with respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Fund will maintain with its custodians (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodians (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodians).

When selling a call option on a futures contract, a Fund will maintain with its custodians (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodians (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxes."

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS

There are several risks associated with the use of futures contracts and futures options as hedging techniques. There can be no assurance that hedging strategies using futures will be successful. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract, which in some cases may be unlimited. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. An incorrect correlation could result in a loss on both the hedged securities or currencies and the hedging vehicle so that the portfolio return might have been better had hedging not been attempted. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this were to occur, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

WRITING CALL OPTIONS

Each Fund, except the Principal Preservation Fund, may sell ("write") covered call options on its portfolio securities in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option in return for a premium received, the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing "American Style" call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. In contrast, "European Style" options may only be exercised on the expiration date of the option. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security or otherwise cover the existing call option.

A closing purchase transaction may be made only on a national or foreign securities exchange which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. If a Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires, or the Fund otherwise covers the existing option portion or the Fund delivers the underlying security upon exercise. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Therefore, a closing purchase transaction for an over-the-counter option may in many cases only be made with the other party to the option. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may engage without limitation in the writing of options on U.S. government securities.

WRITING PUT OPTIONS

Each Fund, except the Principal Preservation Fund, may write covered put options. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Code for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Funds may engage without limitation in the writing of options on U.S. government securities.

PURCHASING OPTIONS

Each Fund, except the Principal Preservation Fund, may purchase put or call options which are traded on an exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an exchange and generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the adviser deems to be of sufficient creditworthiness so as to minimize these risks. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities.

The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

MARRIED PUTS

Each Fund, except the Principal Preservation Fund, may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale "against the box" (see "Short Sales Against the Box") but for various reasons is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES

Exchange markets in some securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. The ability of a Fund to successfully utilize options may depend in part upon the ability of the adviser to forecast interest rates and other economic factors correctly.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

SECURITIES INDEX OPTIONS

The Funds may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of a Fund's securities.

Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (2) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500(R) Composite Price Index or the NYSE Composite Index, or a narrower market index such as the S&P 100(R) Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are traded on the following exchanges, among others: the Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indices on which options are based. The principal risk involved in the purchase of securities index options is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund.

A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States government or its agencies or instrumentalities include various U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. U.S. government securities also include government-guaranteed mortgage-backed securities. See "Mortgage-Backed and Asset-Backed Securities."

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. government securities can be expected to increase, and when interest rates rise, the values of U.S. government securities can be expected to decrease.

ILLIQUID SECURITIES


Each Fund will not invest more than 10% of the value of its net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that may be purchased by institutional buyers pursuant to Rule 144A under the 1933 Act are subject to these percentage limits (unless such securities are variable amount master demand notes with maturities of nine months or less or unless adviser or sub-adviser, under guidelines approved by the Board of Trustees, determines that an adequate trading market exists.


Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. This includes repurchase agreements maturing in more than seven days. Difficulty in selling securities may result in a loss or may be costly to a Fund. Under the supervision of the Trustees, the adviser and sub-adviser determine the liquidity of a Fund's investments; in doing so, the adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and
(4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the

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mechanics of transfer). Illiquid securities will be valued in such manner as the
Trustees in good faith deems appropriate to reflect their fair market value.

MONEY MARKET INSTRUMENTS

Money market instruments in which a Fund may invest include, but are not limited to, the following: short-term corporate obligations, letters of credit backed by commercial paper, time deposits, variable and floating rate notes, master demand notes and bank obligations.

Bank obligations include bankers' acceptances and negotiable certificates of deposit issued by a U.S. bank, savings bank or savings association that is a member of the Federal Reserve System or insured by the Federal Deposit Insurance Corporation. Investments in bank obligations are limited to the obligations of financial institutions having $1 billion or more in total assets at the time of purchase.

Investments by a Fund in commercial paper will consist of issues that are rated "A-1" or better by S&P or "Prime-1" by Moody's, and regarding up to 5% of the Principal Preservation Fund, commercial paper rated "A-2" by S&P or "Prime-2" by Moody's. In addition, a Fund may acquire unrated commercial paper that is determined by the adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

Time deposits carry some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries.

Because variable and floating rate notes are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, if these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Each Fund may buy mortgage-related and asset-backed securities. Mortgage-related and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of the premium would be lost in the event of prepayment. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by S&Ls, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "collateralized mortgage obligations"), and in other types of mortgage-related securities. While principal and interest payments on some mortgage-related securities may be guaranteed by the U.S. government, government agencies or other guarantors, the market value of such securities is not guaranteed.

A Fund will invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government-sponsored corporations such as the GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC") and FNMA, or (ii) privately issued securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, of comparable investment quality as determined by the Fund's investment adviser. The Principal Preservation Fund may only invest in mortgage-backed and asset-backed securities that meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, if any such security is determined to be illiquid, a Fund will limit its investments in these instruments subject to a Fund's limitation on investments in illiquid securities.

MORTGAGE PASS-THROUGH SECURITIES

Mortgage pass-through securities are interests in pools of mortgage-related securities. Such interests differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

GNMA CERTIFICATES

The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. government corporation within the U.S. Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA")-insured or Veterans Administration-guaranteed mortgages. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered S&Ls, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the non-governmental pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's adviser determines that the securities meet the Fund's quality standards.

PRIVATE MORTGAGE PASS-THROUGH SECURITIES

Commercial banks, S&Ls, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund's adviser determines that the securities meet the Fund's quality standards.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund may purchase mortgage-related securities or any other assets which, in the opinion of the Fund's adviser, are illiquid subject to a Fund's limitation on investments in illiquid securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first call has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C and Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bonds currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS ("FHLMC CMOS")

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the FHLMC CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

MORTGAGE ROLLS. Some of the Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon advisers' ability to predict correctly mortgage prepayments and short-term interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some funds treat mortgage rolls as a financing transaction.

OTHER MORTGAGE-RELATED SECURITIES

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

The Funds' adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, a Fund's adviser will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

CMO RESIDUALS

CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including S&Ls, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances, a portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisers regarding REMIC residual investments by a Fund.

CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&Ls, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "interest only" or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES

As is the case with other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The value of some mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund's adviser to forecast interest rates and other economic factors correctly. If the Fund's adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

OTHER ASSET-BACKED SECURITIES

The Funds' adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including credit card receivables and Certificates for Automobile Receivables(SM) ("CARs(SM)"). CARs(SM) represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs(SM) are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARs(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

The High Yield Fund may invest in targeted return index securities ("TRAINs"), which are fixed rate certificates that represent undivided interests in the pool of securities (generally lower-rated debt securities that are unsecured) underlying a Targeted Return Index Securities Trust. By investing in a TRAIN, a holder is able to invest in a diversified portfolio of fixed income securities without incurring the brokerage and other expenses associated with directly holding small positions in individual securities. A holder of a TRAIN receives income from the trust as a result of principal and interest paid by the trust's underlying securities, and indirectly bears its proportionate share of any expenses paid by the TRAIN. TRAINs are not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified institutional buyers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. As a result, certain investments in TRAINs may be less liquid to the extent that the High Yield Fund is unable to find qualified institutional buyers interested in purchasing such securities at any point in time. TRAINs that are rated below investment grade are considered lower-rated debt securities, and will entail the risks described above in the discussion regarding lower-rated debt securities.

OTHER INVESTMENTS

The Board of Trustees may, in the future, authorize a Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements to earn income. A Fund may only enter into repurchase agreements with financial institutions that are deemed to be creditworthy by a Fund's adviser or sub-adviser pursuant to guidelines established by the Board of Trustees. During the term of any repurchase agreement, the adviser will continue to monitor the creditworthiness of the seller. Repurchase agreements will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. No more than 10% of a Fund's net assets will be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days.

The repurchase price under the repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements are considered to be collateralized loans by a Fund under the 1940 Act.

Each Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will at all times be equal to or exceed the value of the repurchase agreement. The securities held subject to a repurchase agreement by Principal Preservation Fund may have stated maturities exceeding 13 months, provided the repurchase agreement itself matures in less than 13 months.

RESTRICTED SECURITIES

Each Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act, to no more than 10% of the Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Board of Trustees.

Restricted securities have no ready market and are subject to legal restrictions on their sale (other than those eligible for resale pursuant to Rule 144A or Section 4(2) under the 1933 Act determined to be liquid pursuant to guidelines adopted by the Board of Trustees). Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold only in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder (i.e., the Fund) might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

REVERSE REPURCHASE AGREEMENTS

Each Fund may obtain funds for temporary defensive purposes by entering into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by that Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account consisting of cash, U.S. government securities or other high-grade liquid debt obligations having a value at least equal to the repurchase price, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are considered borrowings by the Fund, and as such are subject to the investment limitations discussed in the section entitled "Investment Restrictions."

RULE 144A SECURITIES

Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. In some cases, such securities are classified as "illiquid securities", however, any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, under guidelines approved by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING

To increase return on portfolio securities, each Fund (except Principal Preservation Fund) may lend its portfolio securities on a short-term basis to banks, broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. A Fund will not lend portfolio securities in excess of one-third of the value of its respective total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in securities in which the fund is permitted to invest. In addition, each Fund may invest in securities of other investment companies within the limits prescribed by the 1940 Act and any exemptive orders granted by the SEC, which include limits to its investments in securities issued by other investment companies, so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund or funds as a whole. Notwithstanding these limits, the Funds, subject to certain conditions and limitations, are permitted to invest cash collateral and uninvested cash in one or more affiliated money market funds. As a shareholder of another investment company, each fund would bear along with other shareholders its pro rata portion of the investment company's expenses, including advisory fees. In the case of closed-end investment companies, these expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations.

SHORT SALES AGAINST THE BOX

A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. A Fund may enter into a short sale against the box to, among other reasons, hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodians. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the adviser believe are creditworthy.

SWAP AGREEMENTS

Each Fund, other than the Principal Preservation Fund, may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. The Equity Investment Fund currently does not intend to enter into such transactions. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a "net" basis. Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If such securities are determined to be illiquid, then a Fund will limit its investment in these securities subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code") may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are largely excluded from regulation under the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exclusion, a swap agreement must be entered into by "eligible contract participants," which include financial institutions, investment companies and subject to regulation under the 1940 Act the following, provided the participants' total assets exceed established levels: commodity pools, corporations, partnerships, proprietorships, organizations, trusts or other entities, employee benefit plans, governmental entities, broker-dealers, futures commission merchants, natural persons, or regulated foreign persons. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must be subject to individual negotiation by the parties and may not be executed or traded on trading facilities other than qualifying electronic trading facilities.

TEMPORARY DEFENSIVE MEASURES

For temporary and defensive purposes, each Fund (except Principal Preservation
Fund) may invest up to 100% of its total assets in investment grade short-term fixed-income securities (including short-term U.S. government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. Each Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

WARRANTS

A Fund may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose its entire investment in such warrant.

WHEN-ISSUED SECURITIES

Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal securities, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, a Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund.

At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's NAV. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. However, a Fund will not accrue any income on these securities prior to delivery. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom a Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Trustees do not believe that a Fund's NAV or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to any commitments to purchase securities on a when-issued basis. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


Portfolio Turnover

Portfolio turnover measures the amount of trading a Fund does during the year. Due to its trading strategies, a Fund may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for each Fund is found in its Financial Highlights. The use of certain investment strategies may generate increased portfolio turnover. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end.)

A Fund's portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities will exclude purchases and sales of debt securities having maturity at the date of purchase of one year or less.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures concerning selective disclosure of portfolio holdings of the Funds. Under these policies, McMorgan & Company LLC (the "adviser") publicly discloses the complete schedule of each Fund's portfolio holdings, as reported at month-end, no earlier than the first business day falling 30 days after the month's end and will publicly disclose each Fund's top ten holdings no earlier than the first business day falling 15 days after the quarter's end. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of a Fund's schedule of portfolio holdings or top ten holdings for the most recently completed period by accessing the information on the Funds' website at www.mcmorganfunds.com or by calling the Funds at 1-800-831-1994.

In addition, the adviser may share the Funds' non-public portfolio holdings information with sub-advisers, pricing services and other service providers to the Funds who require access to such information in order to fulfill their contractual duties to the Funds. The adviser may also disclose non-public information regarding a Fund's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with such advance authorization as set forth in the policies and procedures and upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds. All such instances will be reported to the Board of Trustees at the next regularly scheduled board meeting.

Confidentiality agreements governing the Funds' non-public portfolio holdings information will contain, at a minimum, provisions specifying that: (1) the Funds' non-public portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except as expressly provided;
(2) the Recipient of the non-public portfolio holdings information (a) agrees to limit access to the information to its employees and agents who are subject to a duty to keep and treat such information as confidential, and to this end,
(b) will implement procedures to monitor that its employees are not disclosing any Fund portfolio holdings information; and (3) upon written request from the Funds, the Recipient of the non-public portfolio holdings information will promptly return or destroy the information.

Generally, employees of the adviser who have access to non-public information regarding the Funds' portfolio holdings information are restricted in their uses of such information pursuant to information barriers and personal trading restrictions contained in the adviser's policies and procedures.

Occasions may arise where portfolio holdings disclosure made pursuant to these Procedures involves a conflict of interest between the Funds' shareholders and the Funds' investment adviser, sub-adviser, principal underwriter or an affiliated person of the Funds. The Funds, the adviser and the sub-advisers shall not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. If the Chief Compliance Officer determines, to the best of his knowledge following appropriate due diligence, that the disclosure of the Funds' portfolio holdings information would be in the best interests of shareholders and the Fund(s) and will not adversely affect the shareholders or the Funds, the Chief Compliance Officer may approve the disclosure. The Chief Compliance Officer will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of Trustees of the Fund at a subsequent Board meeting. Any such exceptions log shall be retained in the Funds' records.


                              TRUSTEES AND OFFICERS

McMorgan Funds has a Board of Trustees that establishes each Fund's policies and supervises and reviews the management of each Fund. The officers of McMorgan Funds, the adviser and sub-adviser administer the day-to-day operations of the Funds pursuant to the terms of the Investment Advisory Agreement with each Fund.

Information pertaining to the Trustees and executive officers of McMorgan Funds is set forth below.

                                                 NON-INTERESTED TRUSTEES
                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                            PRINCIPAL         IN FUND
                                                  TERM OF OFFICE AND      OCCUPATION(S)       COMPLEX          OTHER
     NAME, ADDRESS              POSITION(S)         LENGTH OF TIME        DURING PAST 5       OVERSEEN     DIRECTORSHIPS
        AND AGE               HELD WITH FUND           SERVED(1)              YEARS          BY TRUSTEE   HELD BY TRUSTEE
------------------------   --------------------   ------------------   ------------------   -----------   ---------------
Robert C. Daney, CPA       Trustee                Since 5/4/04         Partner, Brach,           6
McMorgan & Company LLC                                                 Neal, Daney &                      N/A
One Bush Street                                                        Spence LLP
San Francisco, CA  94104                                               (1981-Present)

56

Kenneth I. Rosenblum       Chairman and Lead      Since inception      Independent               6        N/A
McMorgan & Company LLC     Non-Interested                              Consultant
One Bush Street            Trustee
San Francisco, CA  94104

64

Walter B. Rose             Trustee                Since inception      President, Venture        6        N/A
McMorgan & Company LLC                                                 Consulting Corp.
One Bush Street                                                        (1998 - Present);
San Francisco, CA  94104                                               prior thereto,
                                                                       President,
59                                                                     McBain, Rose
                                                                       Partners

Alan Lindquist             Trustee                Since 8/24/04        Retired; prior            6        N/A
McMorgan & Company LLC                                                 thereto, Partner,
One Bush Street                                                        Thomas Havey LLP
San Francisco, CA  94104

60


                                             INTERESTED TRUSTEES AND OFFICERS
                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                            PRINCIPAL         IN FUND
                                                  TERM OF OFFICE AND      OCCUPATION(S)       COMPLEX          OTHER
     NAME, ADDRESS              POSITION(S)         LENGTH OF TIME        DURING PAST 5       OVERSEEN     DIRECTORSHIPS
        AND AGE               HELD WITH FUND           SERVED(1)              YEARS          BY TRUSTEE   HELD BY TRUSTEE
------------------------   --------------------   ------------------   ------------------   -----------   ---------------
Mark R. Taylor*            President &            Since 7/04           Executive Vice            6        N/A
McMorgan & Company LLC     Trustee                Since 8/04/04        President,
One Bush Street                                                        McMorgan &
San Francisco, CA  94104                                               Company LLC;

46

Teresa Matzelle*           Vice President &       Since 8/23/04        Vice President,           6        N/A
McMorgan & Company         Secretary                                   McMorgan &
LLC                                                                    Company LLC
One Bush Street
San Francisco, CA  94104

53

Vincent J. Bencivenga*     Chief Compliance       Since 8/23/04        Chief Compliance          6        N/A
McMorgan & Company         Officer                                     Officer,
LLC                                                                    McMorgan &
One Bush Street                                                        Company LLC;
San Francisco, CA  94104                                               prior thereto
                                                                       Principal,
54                                                                     Compliance
                                                                       Group West

----------
1 Each Trustee and Officer serves for an indefinite term, until his resignation, death or removal.
* An "interested person" as defined in the 1940 Act.

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                            PRINCIPAL         IN FUND
                                                  TERM OF OFFICE AND      OCCUPATION(S)       COMPLEX          OTHER
NAME, ADDRESS                   POSITION(S)         LENGTH OF TIME        DURING PAST 5       OVERSEEN     DIRECTORSHIPS
AND AGE                       HELD WITH FUND           SERVED(1)              YEARS          BY TRUSTEE   HELD BY TRUSTEE
------------------------   --------------------   ------------------   ------------------   -----------   ---------------
Jeffrey J. Gaboury*        Vice President,       Since 6/05              Managing              6       N/A
New York Life Investment   Treasurer & Chief                            Director of
Management LLC             Financial Officer                            Fund Accounting
169 Lackawanna Avenue                                                   and
Parsippany, NJ  07054                                                   Administration,
                                                                        New York Life
37                                                                      Investment
                                                                        Management LLC
                                                                        (since December
                                                                        2004); Manager,
                                                                        NYLIM Service
                                                                        Company LLC
                                                                        (since March
                                                                        2005);
                                                                        Executive Vice
                                                                        President, New
                                                                        York Life Trust
                                                                        Company (since
                                                                        February 2005);
                                                                        Vice President,
                                                                        Treasurer, and
                                                                        Chief Financial
                                                                        Officer, The
                                                                        MainStay Funds
                                                                        (since May
                                                                        2005), and
                                                                        MainStay VP
                                                                        Series Fund,
                                                                        Inc. (since
                                                                        June 2005);
                                                                        Treasurer and
                                                                        Principal
                                                                        Financial
                                                                        Officer,
                                                                        McMorgan  Funds
                                                                        (since 2005);
                                                                        Director of
                                                                        Fund
                                                                        Administration,
                                                                        Investors Bank
                                                                        & Trust Company
                                                                        (1995 to 2004).


----------
(1) Each Trustee and Officer serves for an indefinite term, until his resignation, death or removal.
* An "interested person" as defined in the 1940 Act.

The Board of Trustees oversees the Funds, the Adviser and the Sub-Adviser. The committees of the Board include the Audit Committee and Nominating and Governance Committee.

The purpose of the Audit Committee, which meets on an as needed basis, is: (1) to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (3) to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The members of the Audit Committee are Walter B. Rose, Kenneth I. Rosenblum, Robert C. Daney and Alan Lindquist. Robert C. Daney is the Chairman of the Audit Committee. The Audit Committee met three times in 2005.

The purpose of the Nominating and Governance Committee is to set the compensation of the Trustees who are not "interested persons" of the Trust. In addition, the Nominating and Governance Committee is responsible for evaluating the performance and effectiveness of the independent Trustees. The members of the Nominating and Governance Committee are Walter B. Rose, Kenneth I. Rosenblum, Robert C. Daney and Alan Lindquist. In addition, the Nominating and Governance Committee is responsible for evaluating the performance and effectiveness of the independent Trustees. Walter B. Rose is the Chairman of the Nominating and Governance Committee. The Committee is also responsible for other fund governance and board administration matters. With respect to the criteria for selecting non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of the adviser or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of the adviser and its affiliates; (iv) has the disposition to act independently in respect of the adviser and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend meetings; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Funds; and (viii) capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non interested - Trustee. The Nominating and Governance Committee met three times in 2005.

The non-interested Trustees of McMorgan Funds each receive a flat fee of $33,000 per year, plus reimbursement for all out-of-pocket expenses incurred for each meeting of the Board of Trustees they attend. The Chairman and lead non-interested Trustee receives a flat fee of $38,000 per year, plus reimbursement for all out-of-pocket expenses incurred for each meeting attended. No officer or employee of McMorgan & Company LLC receives any compensation from McMorgan Funds for acting as a Trustee of McMorgan Funds.

The following table sets forth information describing the compensation of each Trustee for his services for the fiscal year ended June 30, 2005.

                               COMPENSATION TABLE*

                                      NON-INTERESTED TRUSTEES

                                              PENSION OR
                                              RETIREMENT
                            AGGREGATE      BENEFITS ACCRUED   ESTIMATED ANNUAL   TOTAL COMPENSATION
NAME OF PERSON,           COMPENSATION     AS PART OF FUND     BENEFITS UPON       FROM THE TRUST
    POSITION             FROM THE TRUST        EXPENSES          RETIREMENT       PAID TO TRUSTEES
---------------------   ----------------   ----------------   ----------------   ------------------
Walter B. Rose,         $         34,500                  0                  0   $           34,500
Trustee

Kenneth I. Rosenblum,   $         40,000                  0                  0   $           40,000
Trustee

Robert C. Daney,        $         34,500                  0                  0   $           34,500
Trustee

Alan Lindquist,         $         28,000                N/A                N/A   $           28,000
Trustee


                                                   INTERESTED TRUSTEES
                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                            PRINCIPAL         IN FUND
                                                  TERM OF OFFICE AND      OCCUPATION(S)       COMPLEX          OTHER
     NAME, ADDRESS              POSITION(S)         LENGTH OF TIME        DURING PAST 5       OVERSEEN     DIRECTORSHIPS
        AND AGE               HELD WITH FUND           SERVED(1)              YEARS          BY TRUSTEE   HELD BY TRUSTEE
------------------------   --------------------   ------------------   ------------------   -----------   ---------------
Mark R. Taylor,                        0                  0                  0                    0
Trustee


* Mark R. Taylor is an interested person of the Trust and is compensated by McMorgan & Company LLC.

The officers of the Trust receive no compensation directly from McMorgan Funds for performing the duties of their offices.

                               INTERESTED TRUSTEES


                                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                DOLLAR RANGE OF EQUITY                        ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
NAME OF TRUSTEE                SECURITIES IN THE TRUST                        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
---------------------   --------------------------------------------------   ----------------------------------------------
Mark R. Taylor                                                                                Over $100,000

                              $50,001 - $100,000 (Fixed Income Fund)

                                  Over $100,000 (Balanced Fund)

                              Over $100,000 (Equity Investment Fund)

                            $1 - $10,000 (Principal Preservation Fund)

                             NON-INTERESTED TRUSTEES


                                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                DOLLAR RANGE OF EQUITY                        ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
NAME OF TRUSTEE                SECURITIES IN THE TRUST                        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
---------------------   --------------------------------------------------   ----------------------------------------------
Walter B. Rose              $1 - $10,000 (Principal Preservation Fund)                        Over $100,000

                        $10,001 - $50,000 (Intermediate Fixed Income Fund)

                                 $1 - $10,000 (Fixed Income Fund)

                                 $10,001 - $50,000 (Balanced Fund)

                           $50,001 - $100,000 (Equity Investment Fund)

Kenneth I. Rosenblum

                                   $1 - $10,000 (Balanced Fund)                               Under $100,000

                                  $1 - $10,000 (High Yield Fund)

Robert C. Daney                    $1 - $10,000 (Balanced Fund)

                                  $1 - $10,000 (High Yield Fund)                              Under $100,000

                           $1 - $10,000 (Intermediate Fixed Income Fund)

                               $1 - $10,000 (Equity Investment Fund)

Alan Lindquist                 $10,001 - $50,000(Fixed Income Fund)                           Under $100,000

                               $10,001 - $50,000 (High Yield Fund)

                            $10,001 - $50,000 (Equity Investment Fund)


                                 CODE OF ETHICS

The Trust, the adviser, the sub-adviser, and underwriter have adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. Each Code of Ethics permits personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. Without prior approval from the designated compliance officer, the officers, directors or trustees and advisory personnel of the Trust, adviser and sub-adviser with substantial responsibility or with knowledge of the investments made by the adviser or sub-adviser on behalf of its clients, including the Funds, are prohibited from purchasing or selling any security which he or she knows:

         (i) is being considered for purchase or sale by the adviser or sub-adviser for a client;

         (ii) is being purchased or sold by the adviser or sub-adviser for a client; or

         (iii) is the subject of non-public material information relating to the security and known to that person.

Moreover, portfolio managers and trading personnel of the adviser and sub-adviser are prohibited from engaging in any transaction for their own account that involves a limited opportunity from which a client could otherwise benefit. All access persons must obtain prior approval of any personal securities transaction involving an initial public offering or limited offering (private placement).

Independent Trustees of the McMorgan Funds are not subject to the pre-clearance provisions of the Trust's Code if they have no knowledge of a Fund's intended investments.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Pursuant to the definitions set forth in the 1940 Act, persons owning more than 25% of the voting securities of a Fund are presumed to "control" the Fund by virtue of their significant holdings in the Fund. This does not mean, however, that each of these persons necessarily manages the affairs of the Fund. The adviser maintains sole responsibility over the affairs of the Funds pursuant to its Investment Advisory Agreement with the Funds.

As of September 30, 2005, the Trustees and officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of each of the Funds.

As of September 30, 2005, no person owned beneficially or of record 5% or more of the Trust. As of September 30, 2005, the following persons owned beneficially more than 5% of the outstanding voting shares of the McMorgan Funds class of the following series:


Principal Preservation Fund -


     Name & Address of Beneficial Owners        Percentage
     --------------------------------------     ----------
     McMorgan & Company LLC                          13.90%
     San Francisco, CA

     New York Life Trust Company                     11.00%
     Client Accounts
     New York, NY

     ATPA
     ADMR Operating Engineers                         9.41%
     Oakland, CA

Intermediate Fixed Income Fund -


     Name & Address of Beneficial Owners        Percentage
     --------------------------------------     ----------
     Northern California Carpenters                   7.76%
     Oakland, CA

     Amalgamated Bank of NY                           6.24%
     Trust Stationary Engineers
     New York, NY

     McMorgan & Company LLC                           5.42%
     San Francisco, CA

     UA Locals 343 & 355 Def Contr                    5.30%
     San Jose, CA


Fixed Income Fund -


     Name & Address of Beneficial Owners        Percentage
     --------------------------------------     ----------
     New York Life Trust Company                     23.97%
     Client Accounts
     Parsippany, NJ

     ATPA                                            20.67%
     ADMR Board of Trustees
     Alameda, CA

     IBEW Local 48                                   10.50%
     Portland, OR

     Benefit Plan Administrators Inc                  8.22%
     FBO Admin for Electrical Workers
     Reno, NV

     National City Bank of Pennsylvania               7.73%
     Trust USW Education and Scholars
     Cleveland, OH


High Yield Fund -


     Name & Address of Beneficial Owners        Percentage
     --------------------------------------     ----------
     New York Life Insurance Co.                     38.72%
     New York, NY

     Union Bank Trust Nominee
     FBO Construction Laborers                       33.67%
     Pension Plan Trust
     San Diego, CA

     Union Bank Tr Nominee                           12.31%
     FBO BABT Pension
     San Diego, CA

     Northern California Glaziers                    11.95%
     Architectural Metal & Glass
     Pension Trust
     San Francisco, CA


Balanced Fund -


     Name & Address of Beneficial Owners        Percentage
     --------------------------------------     ----------
     Benefit Plan Administrators Inc                  9.08%
     FBO Admin for Electrical Workers
     Reno, NV

     New York Life Trust Company                      8.52%
     Client Accounts
     New York, NY

     PIMS/Prudential Retirement as                    6.23%
     Nominee
     For TTEE Machinist
     District Lodge
     Seattle, WA

     Union Bank of California                         5.60%
     Pension Plan for Employees CA
     Labor Federation
     San Diego, CA

Equity Investment Fund -


     Name & Address of Beneficial Owners        Percentage
     --------------------------------------     ----------
     Amalgamated Bank C/F                            16.77%
     Oper Engineers Health & Welfare Trust
     New York, NY

     ATPA                                             6.99%
     ADMR Board of Trustees
     Alameda, CA

     New York Life Trust Company                      5.69%
     Client Accounts
     Parsippany, NJ



As of September 30, 2005, the following persons owned beneficially more than 5% of the outstanding voting shares of the Class Z of the following series:


Intermediate Fixed Income Fund - Class Z


     Name & Address of Beneficial Owners        Percentage
     --------------------------------------     ----------
     MCB Trust Services Cust FBO                     99.80%
     Western States Ironworkers 401k
     Denver, CO


Fixed Income Fund - Class Z


     Name & Address of Beneficial Owners        Percentage
     --------------------------------------     ----------
     New York Life Trust Company                     62.63%
     Client Accounts
     New York, NY

     AST Trust Company                                6.11%
     Trust Local 104
     Phoenix, AZ


Balanced Fund - Class Z


     Name & Address of Beneficial Owners        Percentage
     --------------------------------------     ----------
     New York Life Trust Company                     60.09%
     Client Accounts
     New York, NY

     Allied Administrators                           19.93%
     FBO San Diego Labor Unions 401K
     San Diego, CA

     Trust Local 104                                 18.90%
     Phoenix, AZ


Equity Investment Fund - Class Z


     Name & Address of Beneficial Owners        Percentage
     --------------------------------------     ----------
     AST Trust Company                               99.99%
     Local 104
     Phoenix, AZ



As of September 30, 2005, the following persons owned beneficially more than 5% of the outstanding voting shares of the Class R1 and R2 of the Fixed Income
Fund:


Class R1


Name & Address of Beneficial Owners             Percentage
-------------------------------------------     ----------
     NYLIFE Distributors                            100.00%
     Parsippany, NJ

Class R2

Name & Address of Beneficial Owners             Percentage
-------------------------------------------     ----------
     NYLIFE Distributors                            100.00%
     Parsippany, NJ

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Each Fund has entered into an investment advisory agreement ("Advisory Agreement") with McMorgan & Company LLC (the "adviser"), One Bush Street, Suite 800, San Francisco, CA 94104, a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. For providing investment advisory services, each Fund pays the adviser a monthly fee at the following annual rates based on each Fund's average daily net assets before any fee waiver as follows: Principal Preservation Fund 0.25%, Intermediate Fixed Income Fund 0.35%, Fixed Income Fund 0.35%, High Yield Fund 0.50%, Balanced Fund 0.45% and Equity Investment Fund 0.50%.


The adviser has voluntarily undertaken to reduce some or all of its management fee to keep total annual operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) at or below the following percentages of each Fund's average daily net assets:

         o McMorgan Class: Principal Preservation Fund (0.30%), Intermediate Fixed Income Fund (0.50%), Fixed Income Fund (0.50%), High Yield Fund (0.75%), Balanced Fund (0.60%) and Equity Investment Fund (0.75%)
         o Class Z: Intermediate Fixed Income Fund (0.75%), Fixed Income Fund (0.75%), High Yield Fund (1.00%), Balanced Fund (0.85%) and Equity Investment Fund (1.00%)
         o        Class R1: Fixed Income Fund (0.60%)
         o        Class R2: Fixed Income Fund (0.85%)


Such fee waivers and expense reimbursements may be terminated at any time at the discretion of the adviser. Any fee reductions or expense reimbursements made by the adviser are subject to reimbursement by the appropriate Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations.

New York Life Insurance Company, located in New York, New York, is deemed a control person of the adviser by reason of its ownership of New York Life Investment Management Holdings LLC, which wholly owns the adviser.

Each Advisory Agreement remains in effect for two years following its initial effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules there under) and, in either case, by a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940
Act) of the Trust or adviser.

The adviser has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

Under the Advisory Agreement on behalf of each Fund, the adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds or a Fund in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations there under.

The Advisory Agreements are terminable with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the adviser. The adviser may also terminate its advisory relationship with respect to a Fund on 60 days' written notice to the Funds. The Advisory Agreements terminate automatically in the event of their assignment.

For the fiscal years ended June 30, 2005, 2004, and 2003 McMorgan & Company LLC or McMorgan & Company (the adviser's predecessor) were paid advisory fees and expense recoveries after expense reimbursements and fee waivers as follows:

                                    Year Ended      Year Ended      Year Ended
Series                            June 30, 2005   June 30, 2004   June 30, 2003
------------------------------    -------------   -------------   -------------
Principal Preservation Fund       $      79,655   $     132,130   $     207,610

Intermediate Fixed Income Fund    $     411,968   $     526,109   $     487,531

Fixed Income Fund                 $      42,850   $      50,764   $       6,597

High Yield Fund                   $     409,952   $     154,961             N/A

Balanced Fund                     $     211,207   $     453,482   $     500,099

Equity Investment Fund            $     820,769   $   1,028,562   $     963,496


General expenses of the Funds (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the Funds in proportion to their relative net assets. Expenses that relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund. Expenses that relate exclusively to a particular class of shares will be borne directly by that class.

For the fiscal years ended June 30, 2005, 2004, and 2003, McMorgan & Company LLC or McMorgan & Company (the adviser's predecessor) reimbursed the Funds for certain recoverable expenses as follows:


                                    Year Ended      Year Ended      Year Ended
Series                            June 30, 2005   June 30, 2004   June 30, 2003
------------------------------    -------------   -------------   -------------
Principal
Preservation Fund                 $     271,924   $     242,530   $     219,211

Intermediate
Fixed Income Fund                 $     175,303   $     132,200   $     116,789

Fixed Income Fund                 $     189,912   $     160,536   $     146,036

High Yield Fund                   $           0   $      22,202             N/A

Balanced Fund                     $     246,909   $     164,865   $     145,813

Equity Investment
Fund                              $      92,699   $           0   $           0


SUB-ADVISER  (HIGH YIELD FUND, EQUITY INVESTMENT FUND AND BALANCED FUND, ONLY)

Pursuant to the Sub-Advisory Agreements between the adviser and sub-adviser, the sub-adviser, subject to the supervision of the Trustees of the Trust and the adviser, and in conformity with the stated policies of each Fund that it manages and the Trust, manages the assets of the High Yield Fund, the Equity Investment Fund and the equity portion of the Balanced Fund, including the purchase, retention, and disposition of portfolio securities. As compensation for services, the adviser, not the Funds, pays the sub-adviser: (1) 50% of the net advisory fee received by the adviser from the High Yield Fund pursuant to the Advisory Agreement between the adviser and the High Yield Fund, and (2) 0.25% of the average daily net assets of the Equity Investment Fund and Balanced Fund pursuant to the Sub-Advisory Agreements related to the Equity Investment Fund and the Balanced Fund. If, however, the adviser, pursuant to the terms of the Advisory Agreement, is required to reimburse the Equity Investment Fund or Balanced Fund for expenses or waive any expense for the Equity Investment Fund or Balanced Fund, then an amount equal to 50% of such reimbursement or waiver shall be deducted from the monthly fee paid to the sub-adviser.

Each Sub-Advisory Agreement remains in effect for two years following its effective date, and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

The sub-adviser has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the sub-adviser bears the salaries and expenses of all of its personnel.

Each Sub-Advisory Agreement provides that the sub-adviser shall not be liable to the High Yield Fund and other Funds (Balanced and Equity Investment) for any error of judgment by the sub-adviser or for any loss suffered by the High Yield Fund except in the case of the sub-adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be either terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

    PORTFOLIO MANAGERS

Each Fund's portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts, as of September 30, 2005 is set forth below:

                                NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY         NUMBER OF ACCOUNTS AND ASSETS FOR WHICH THE
                                                 ACCOUNT TYPE*                            ADVISORY FEE IS BASED ON PERFORMANCE*
--------------------------------------------------------------------------------      ----------------------------------------------
                   FUNDS
                MANAGED BY      REGISTERED      OTHER POOLED                          REGISTERED     OTHER POOLED
  PORTFOLIO      PORTFOLIO      INVESTMENT       INVESTMENT                           INVESTMENT      INVESTMENT
   MANAGER        MANAGER        COMPANY          VEHICLES        OTHER ACCOUNTS        COMPANY        VEHICLES       OTHER ACCOUNTS
-------------   -----------    -----------      ------------      --------------      ----------     ------------     --------------
 Harvey Fram
                     2              4                 2                 31
                200 million    1.5 billion       92 billion

    Joseph                                                               2
    Hynes            1              0                 0            $150 million            0               0                 0

     John                                                                2                                                   1
  Ciaberreli         1              0                 0            $150 million            0               0           $250 million

    Brian
    Henry            4              0                 0                 157                0               0                 0
                                                                    $9 billion

    Joanna
    Karger           4              0                 0                 157                0               0                 0
                                                                    $9 billion

  Elizabeth
    Souza            4              0                 0                 157                0               0                 0
                                                                    $9 billion

   Connor
   Hancock           4              0                 0                 157                0               0                 0
                                                                    $9 billion

     Adam
   Blankman          1              0                 0                                    0               0                 0

*Each of these "other accounts" are managed by a team consisting of Brian
 Henry, Joanna Karger, Elizabeth Souza and Connor Hancock.

Certain portfolio managers who are responsible for managing certain institutional accounts share a performance fee based on the performance of the account. These accounts are distinguishable from the funds because they use techniques that are not permitted by the Funds, such as short sales and leveraging. (Note that this conflict only arises with regards to the Funds that have a High Yield component).

To address potential conflicts of interest between the clients and the adviser and sub-adviser have developed Allocation Procedures, a Code of Ethics and Policy and Procedures for Portfolio Management and Trades in Securities, to assist and guide the portfolio managers and other investment personnel when faced with a conflict. Although the adviser and sub-adviser have adopted such policies and procedures to provide for equitable treatment of trading activity and to ensure that investment opportunities are allocated in a manner that is fair and appropriate, it is possible that unforeseen or unusual circumstances may arise that may require different treatment between the Funds and other accounts managed.

Portfolio Manager Compensation Structure. In an effort to retain key personnel, the adviser and sub-adviser have structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms.

McMorgan & Company LLC (McMorgan) portfolio managers receive a base salary and an annual incentive based on performance against individual and department/team objectives, as well as McMorgan's overall results. The plan is designed to align compensation with clients' goals by rewarding portfolio managers who meet the long-term objective of consistent and superior investment performance. In addition, these employees participate in a long-term incentive program.
The total compensation package (i.e., salary, annual and long-term incentives) is reviewed periodically to ensure that it is competitive relative to the external marketplace.

New York Life Investment Management LLC ("NYLIM") portfolio managers receive a base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results. The plan is designed to align manager compensation with investors' goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured, at the discretion of NYLIM management, by the performance of the product(s) under the individual's management relative to internal performance objectives and any product-appropriate benchmarks on a pre-tax basis over various time periods. In addition, these employees also participate in a long-term incentive program. An employee's total compensation package is reviewed periodically to ensure that it is competitive relative to the external marketplace.

The following table shows, as of September 30, 2005, the dollar range of fund securities beneficially owned by each Portfolio Manager in the Funds:

   PORTFOLIO
    MANAGER                      FUND                  $ RANGE OF OWNERSHIP
----------------      ---------------------------      --------------------
Harvey Fram                      N/A                            $ 0
Joseph Hynes                     N/A                            $ 0
John Ciaberrelli                 N/A                            $ 0
Brian Henry                      N/A                            $ 0
Joanna Karger                    N/A                            $ 0
Elizabeth Souza          $500,001-$1,000,000                    $ 0
Connor Hancock            $50,000-$100,000                      $ 0
Adam Blankman            $100,001-$500,000                      $ 0


TRANSFER AGENT

NYLIM Service Company LLC, which has its principal business address at 169 Lackawanna Avenue, Parsippany, NJ 07054, provides transfer agency and dividend disbursing agent services for the Funds. As part of these services, NYLIM Service Company LLC maintains records pertaining to the sale and redemption of Fund shares and will distribute each Fund's cash dividends to shareholders. NYLIM Service Company is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.

ADMINISTRATOR


NYLIM serves as the administrator for the Funds. The services include the day-to-day administration of matters necessary to the Funds' operations, maintenance of records and books, preparation of reports, and compliance monitoring. For providing administrative services to the Funds, NYLIM receives from each Fund a basic fee, computed daily and paid monthly.. NYLIM is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.


The Funds paid the following administration fees to New York Life Investment Management LLC, the prior administrator of the Funds, for the fiscal years ended June 30, 2005, 2004 and 2003:

                                    Fiscal Year     Fiscal Year     Fiscal Year
Series                                End 2005        End 2004        End 2003
------------------------------     -------------   -------------   -------------
Principal Preservation Fund        $      71,285   $      73,967   $      86,675
Intermediate Fixed Income Fund     $      97,041   $     104,792   $      99,617
Fixed Income Fund                  $      45,715   $      41,754   $      34,143
High Yield Fund                    $      41,599   $      17,454             N/A
Balanced Fund                      $      63,479   $      79,768   $      84,813
Equity Investment Fund             $     104,298   $     113,452   $     109,739


ACCOUNTING SERVICES AGENT

New York Life Investment Management LLC also serves as the accounting agent for the Funds and maintains the accounting books and records of the Funds, calculates each Fund's net asset value in accordance with the provisions of that Fund's current Prospectus and prepares for Fund approval and use various government reports, tax returns, and proxy materials. For providing accounting services to the Funds, New York Life Investment Management LLC receives from each Fund an annual fee, computed daily and paid monthly. New York Life Investment Management LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.

SUB-ADMINISTRATION AND SUB-ACCOUNTING AGENT

Investors Bank & Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117 ("IBT") provides sub-administration and sub-accounting services to the Funds pursuant to an agreement with NYLIM. These services include calculating daily net asset values of the Funds, maintaining general ledger and sub-ledger accounts for the calculation of the Funds' respective net asset values, and assisting NYLIM in conducting various aspects of the Funds' administrative operations. For providing these services to the Funds, IBT is compensated by NYLIM.

CUSTODIAN

IBT, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117, is the custodian of the Funds' assets pursuant to a custodian agreement. Under the custodian agreement, IBT: (i) maintains a separate account or accounts in the name of the Funds, (ii) holds and transfers portfolio securities on account of the Funds, (iii) accepts receipts and makes disbursements of money on behalf of the Funds, (iv) collects and receives all income and other payments and distributions on account of the Funds' securities, (v) prepares and maintains records with respect to transactions for which IBT is responsible as custodian, and (vi) makes periodic reports to the Trustees concerning the Funds' operations. For these services, IBT charges the Funds a monthly asset-based fee and certain transaction fees, and is entitled to reimbursement from the Funds for expenses incurred by IBT in the performance of its duties.

UNDERWRITER

NYLIFE Distributors LLC, a limited liability company organized under the laws of Delaware, serves as the distributor and principal underwriter (the "Distributor") of each Fund's shares pursuant to a Distribution Agreement. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale. The Distributor is not obligated to sell any specific amount of the Trust's shares. The Distributor receives distribution plan payments. The Trust anticipates making a continuous offering of its shares, although it reserves the right to suspend or terminate such offering at any time with respect to any Fund or class or group of Funds or classes.

The Distribution Agreement remains in effect for two years following its initial effective date, and continues in effect if such continuance is specifically approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable with respect to a Fund at any time, without payment of a penalty, by vote of a majority of the Trust's Independent Trustees, upon 60 days' written notice to the Distributor, or by vote of a majority of the outstanding voting securities of that Fund, upon 60 days' written notice to the Trust. The Distribution Agreements will terminate in the event of their assignment.

DISTRIBUTION PLAN


The Trust has adopted a distribution plan on behalf of each of the Class Z shares of the Intermediate Fixed Income Fund, Fixed Income Fund, High Yield Fund, Balanced Fund and Equity Investment Fund (the "Plans") and a distribution plan on behalf of the Class R2 shares of the Fixed Income Fund, in each case in accordance with Rule 12b-1 under the 1940 Act. Each Plan permits each Fund to pay certain expenses associated with the distribution and servicing of its shares. Each Plan provides that the applicable Fund will reimburse the Distributor or a third party administrator for actual distribution and shareholder servicing expenses incurred not exceeding, on an annual basis, 0.25% of each Fund's average daily net assets.

Amounts authorized under the Plans may be used to reimburse certain third parties that provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares.

In adopting each Plan, the Board of Trustees considered the likelihood that the Plan is designed to benefit each Fund and its shareholders by strengthening the system for distributing the Fund's shares and thereby increasing sales and reducing redemptions. The Trustees adopted each Plan because of its anticipated benefits to the Funds. These anticipated benefits include: increased promotion and distribution of the Funds' shares, an enhancement in each Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Funds, increased stability in each Fund's positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities among the Funds will be allocated among the Funds in proportion to their net assets. The Board of Trustees concluded that there was a reasonable likelihood that each of the applicable Funds and their shareholders would benefit from the adoption of each Plan.

Each Plan is subject to annual approval by the Trustees, including the approval of the Trustees who are not "interested persons' (as such term is defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, and is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the applicable class of the Fund. Pursuant to each Plan, a new Trustee who is not an interested person (as defined in the 1940 Act) must be nominated by existing Trustees who are not interested persons.

If a Plan is terminated (or not renewed) with respect to any one or more classes or Funds, the Plan may continue in effect with respect to a class or Fund as to which it has not been terminated (or has been renewed). Although there is no obligation for the Trust to pay expenses incurred by the Distributor in excess of those paid to the Distributor under a Plan, if the Plan is terminated, the Board will consider how to treat such expenses. Any expenses incurred by the Distributor but not yet recovered through distribution fees could be recovered through future distribution fees.


Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the Trustees has a financial interest in the operation of the Plan. For the fiscal year ended June 30, 2005, the Class Z shares of the Intermediate Fixed Income Fund, the Fixed Income Fund, the Balanced Fund and the Equity Investment Fund paid, $3,661, $69,850, $18,644 and $24,734 respectively in 12b-1 fees to the Distributor.

All payments made pursuant to the Plan are made for the purpose of selling shares issued by the applicable Funds.

SHAREHOLDER SERVICES PLAN; SERVICE FEES





The Board has adopted a separate shareholder services plan with respect to the Class R1 and Class R2 shares of the Funds (each a "Services Plan"). Only certain Funds currently offer Class R1 and Class R2 shares. Under the terms of the Services Plans, each Fund is authorized to pay to NYLIM, its affiliates or independent third-party service providers, as compensation for services rendered by NYLIM to shareholders of the Class R1 and Class R2 shares, in connection with the administration of plans or programs that use Fund shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annual basis of the average daily net assets of the Class R1 and Class R2 Shares. For the fiscal year ended June 30, 2005, Class R1 and Class R2 shares of the Fixed Income Fund paid $1 and $1 respectively, to NYLIM, its affiliates or independent third-party service providers under the Service Plans.

Under the terms of the Services Plan, each covered Fund may pay for personal services or account maintenance services, including assistance in establishing and maintaining shareholder accounts, processing purchase and redemption orders, communicating periodically with shareholders and assisting shareholders who have questions or other needs relating to their account. With respect to the Class R2 shares, these services are in addition to those services that may be provided under the Class R2 Plan adopted pursuant to Rule 12b-1.

Each Services Plan provides that it may not take effect until approved by vote of a majority of both (i) the Board and (ii) the non-interested Trustees. The Services Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Board and the non-interested Trustees. The Services Plan was approved by the Trustees, including the non-interested Trustees, at a meeting held on December 2, 2003.

Each Services Plan provides that it may not be amended to materially increase the costs, which holders of Class R1 and R2 share of a Fund may bear under the Services Plan without the approval of a majority of both (i) the Board and (ii) the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such amendments.

The Services Plan provides that the adviser shall provide to the Board, and the Board shall review at least quarterly, a written report of the amounts expended in connection with the performance of service activities, and the purposes for which such expenditures were made.

INDEPENDENT ACCOUNTANTS


The accounting firm of Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, has been designated as independent accountant for each Fund. Tait, Weller & Baker performs annual audits of each Fund and is periodically called upon to provide tax advice.


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The adviser or sub-adviser (in the case of the High Yield Fund, the Equity Investment Fund and the equity portion of the Balanced Fund) is responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed-income securities in which a Fund invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The adviser and sub-adviser are responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to each Fund. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, the adviser and sub-adviser consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. The adviser also considers the nature and character of the markets for the security to be purchased or sold.

The Funds may execute portfolio transactions with brokers or dealers that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced the adviser's or sub-adviser's normal research activities in providing investment advice to the Funds. The adviser's or sub-adviser's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

Brokers or dealers that execute transactions for the Funds may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the Funds to pay such higher commissions, the adviser and sub-adviser will make a good faith determination that the commissions are reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for a Fund or the adviser's or sub-adviser's overall responsibilities to the Funds or other investment companies and investment accounts. Typically, these products and services assist the adviser or its affiliates in terms of its overall investment responsibilities to the Funds and other investment companies and investment accounts; however, each product or service received may not benefit the Funds.

The Trustees of the Funds periodically review the adviser's and sub-adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

The adviser and sub-adviser may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. Research services furnished by dealers through whom the Funds effect securities transactions may be used by the adviser in servicing all of its accounts; not all such services may be used in connection with the Funds. In the opinion of the adviser and sub-adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including each Fund). When two or more Funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each Fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. The adviser will attempt to allocate equitably portfolio transactions among each Fund and others whenever concurrent decisions are made to purchase or sell securities by a Fund and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the adviser, however, the results of such procedures will, on the whole, be in the best interests of each of the clients.

For futures transactions, the selection of an FCM ("futures commission merchant") is generally based on the overall quality of execution and other services, including research, provided by the FCM. Futures transactions are executed and cleared through FCMs who receive commissions for their services.

Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may cause a Fund to pay a broker-dealer which provides brokerage and research services to the sub-adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the sub-adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the sub-adviser's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The Trustees of the Funds periodically review the adviser's and sub-adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the compensation paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

Investment decisions for the Funds are made independently from those of other funds or investment accounts (including proprietary accounts) managed by the adviser, sub-adviser or their affiliates. The same security is often held in the portfolio of more than one of these Funds or investment accounts. Simultaneous transactions are inevitable when several Funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one Fund or investment account.

When two or more Funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each Fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Trustees that the desirability of retaining the adviser as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

The Funds paid the following aggregate brokerage commissions for the fiscal years ended June 30, 2005, 2004 and 2003:


                                  Fiscal Year     Fiscal Year     Fiscal Year
Series                            Ended 2005      Ended 2004      Ended 2003
----------------------           -------------   -------------   -------------
Balanced Fund                    $      78,448   $      97,853   $      65,252
Equity Investment Fund           $     192,925   $     227,079   $     166,534

The Principal Preservation Fund, the Intermediate Fixed Income Fund, and the Fixed Income Fund and High-Yield Fund paid no brokerage commissions during the three preceding fiscal years. However, these Funds pay the difference between the bid and ask price in connection with portfolio transactions. The High Yield Fund will also pay the difference between the bid and ask price in connection with portfolio transactions.

                        CORPORATE GOVERNANCE/PROXY VOTING

No Fund intends to direct or administer the day-to-day operations of any company. A Fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Trustees, shareholders of a company, and holders of other securities of the company when the adviser determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities in which a Fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. The adviser and sub-adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a Fund and the risk of actual liability if a Fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

The adviser votes all proxies in the Funds. A description of the policies and procedures that the adviser uses to determine how to vote proxies and how the adviser votes proxies during the most recent 12-month period ended June 30 is available (without charge), on the Funds website (www.mcmorganfunds.com).

                          SHARES OF BENEFICIAL INTEREST


The Funds currently offer four classes of shares: McMorgan Fund Class shares, Class Z shares, Class R1 shares and Class R2 shares. Each Fund currently offers McMorgan Fund Class shares. Each Fund, with the exception of the Principal Preservation Fund, currently offers Class Z shares. Class R1 and Class R2 shares are currently offered only by the Fixed Income Fund.

o        McMorgan Fund Class shares are currently offered to the general public.

o Class Z shares are currently offered only through broker-dealers, financial institutions and financial intermediaries that have selling agreements with the Fund.

o Class R1 and Class R2 shares are currently offered only through broker-dealers, financial institutions and financial intermediaries that have selling agreements with the Fund. Class R1 and Class R2 shares are available in certain individual retirement accounts and in certain retirement plans that have a service arrangement with NYLIM Retirement Plan Services or NYLIFE Distributors LLC, including (1)
         Section 401(a) and 457 plans, (2) certain section 403(b)(7) plans, (3) 401(k), profit sharing, money purchase pension and defined benefit plans, and (4) non-qualified deferred compensation plans.

Each share of a class of a Fund represents an equal proportionate interest in the assets belonging to that particular class of the Fund. When issued, shares are fully paid and non-assessable. In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of a Fund are freely transferable and have no preemptive, subscription or conversion rights.


In accordance with the provisions of the Trust Instrument, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the 1940 Act or the Trust Instrument, the Trust has no intention of holding annual meetings of shareholders of the Funds. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Delaware law, shareholders of a Delaware statutory trust are protected from liability for acts or obligations of the Trust to the same extent as shareholders of a private, for-profit Delaware corporation. In addition, the Trust Instrument expressly provides that the Trust has been organized under Delaware law and that the Trust Instrument will be governed by Delaware law. It is possible that the Trust might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability. The Trust Instrument provides for the indemnification of any shareholders held personally liable for any obligations of the Trust or a Fund.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

PURCHASE OF SHARES

The Intermediate Fixed Income Fund, High Yield Fund, Balanced Fund, and Equity Investment Fund offer two classes of shares: McMorgan Funds shares, with no sales charges or 12b-1 fees and Class Z shares, with no sales charges, but are subject to a 0.25% Rule 12b-1 distribution and servicing fee. The Fixed Income Fund offers four classes of shares: McMorgan Fund Shares, Class Z shares, Class R1 shares and Class R2 shares. Class R1 are subject to a 0.10% shareholder servicing fee and Class R2 shares are subject to both a 0.10% shareholder servicing fee and 0.25% Rule 12b-1 fee. The Principal Preservation Fund only offers McMorgan Funds class of shares. Class Z, Class R1 and Class R2 shares are continuously offered only through broker-dealers, financial institutions and financial intermediaries that have selling agreements with the Funds

NET ASSET VALUE

The Trust determines the NAV per share of each class of each Fund on each day the New York Stock Exchange ("NYSE") is open for trading. NAV per share is calculated as of the close of the first session of the NYSE (currently 4:00 pm, Eastern time) for each class of shares of each Fund by dividing the current market value (amortized cost, in the case of the Principal Preservation Fund) of the total assets attributable to that class, by the total number of outstanding shares of that class.

Portfolio securities of the Principal Preservation Fund are valued at their amortized cost (in accordance with the Fund's Amortized Cost Procedures adopted to implement the requirements of Rule 2a-7 under the 1940 Act), which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat than that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of the Principal Preservation Fund may tend to be higher than a computation made by a fund with identical investments utilizing a method of valuation based upon prevailing market prices and estimates of such market prices for all of its portfolio instruments. Thus, if the use of amortized costs by the Principal Preservation Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Fund on that day, than would result from investing in a fund utilizing solely market values, and existing shareholders in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

Portfolio securities of each of the other Funds are valued:

         (a) by appraising common and preferred stocks which are traded on the NYSE or other exchanges and the National Association of Securities Dealers National Market System ("NMS") at the last sales price of the NYSE on that day or, if no sale occurs on such exchange, at the last quoted sale price up to the time of valuation on any other national securities exchange; if no sale occurs on that day, the stock shall be valued at the mean between the closing bid price and asked price on the NYSE (NOTE: excessive spreads between the bid and ask prices or infrequent trading may indicate a lack of readily available market quotations which may then be "fair valued" in accordance with fair valuation policies established by the Board);
         (b) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the NMS) at the closing bid price supplied through such system;
         (c) by appraising over-the-counter and foreign traded common and preferred stocks not quoted on the NASDAQ system and foreign securities traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a recognized pricing agent selected by the adviser or sub-adviser, or if the prices are deemed by the adviser or sub-adviser not to be representative of market values, the security is to be "fair valued" in accordance with fair valuation policies approved by the Board;
         (d) by appraising debt securities and all other liquid securities and other liquid assets at prices supplied by a pricing agent or broker-dealer, selected by the adviser if those prices are deemed by the adviser or sub-adviser to be representative of market values at the close of the NYSE. Debt securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sale prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques;
         (e) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded; and
         (f) securities that cannot be valued by the methods set forth above and all other assets, are valued in good faith at "fair value" in accordance with valuation policies established by the Trustees.

Prior to the daily calculation of each Fund's NAV, the value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the foreign exchange bid rate of such currencies against U.S. dollars as determined by quotes supplied by the pricing agent. If such quotations are not available, the rate of exchange will be determined in accordance with fair valuation policies established by the Trustees. For financial accounting purposes, the Funds recognize dividend income and other distributions on the ex-dividend date, except certain dividends from foreign securities that are recognized as soon as the Funds are informed on or after the ex-dividend date.

A significant event occurring after the close of trading but before the calculation of the Fund's NAV may mean that the closing price for a security may not constitute a readily available market quotation and accordingly require that the security be priced at its fair value in accordance with the fair valuation procedures established by the Trustees. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE generally will not be reflected in a Fund's calculation of its NAV. The adviser will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. However, where the adviser or sub-adviser may, in its judgment, determine that an adjustment to a Fund's NAV should be made because intervening events have caused the Fund's NAV to be materially inaccurate, the adviser or sub-adviser will seek to have the security "fair valued" in accordance with fair valuation procedures established by the Trustees.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the NAVs of the respective Funds except where allocation of direct expenses can otherwise be fairly made in the judgment of the adviser.


                           Net Assets
                           ==================    =     Net Asset Value per share
                           Shares Outstanding


An example of how the Fund calculated the net asset value per share for the McMorgan Class shares as of September 30, 2005 is as follows:

Intermediate Fixed Income Fund


                           $  163,139,437        =     $ 10.22
                               15,966,675

Fixed Income

                           $   36,768,200        =     $ 10.98
                                3,347,670

High Yield

                           $  144,211,024        =     $ 10.08
                               14,308,004

Balanced

                           $   62,921,522        =     $ 17.76
                                3,542,967

Equity Investment

                           $  163,321,928        =     $ 22.64
                                6,103,956


TRANSFER OF SECURITIES

At the discretion of the Funds, investors may be permitted to purchase a Fund's shares by transferring securities to the Fund that meet the Fund's investment objectives and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's NAV at the time of the next determination of NAV after such acceptance. Shares issued by a Fund in exchange for securities will be issued at the NAV determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investor's basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act; and (3) the value of any such security (except U.S. government securities), being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

REDEMPTIONS

Pursuant to the Funds' Trust Instrument, payment for shares redeemed may be made either in cash or in kind, or partly in cash and partly in-kind. However, the Funds have elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of each Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio. If a shareholder has requested redemption of all or a part of the shareholder's investment, and the Fund completes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (2) the SEC has by order permitted such suspension; (3) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of a Fund not reasonably practicable.

                                      TAXES


The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this statement of additional information. Tax law is subject to change by legislative, administrative or judicial action. Except as specifically noted, the following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.


MULTI-CLASS FUNDS

Each multiple-class Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME

Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividends in the case of the High Yield Fund, Balanced Fund and Equity Investment Fund) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Because the Principal Preservation Fund is a money market fund, it is not expected to realize any long-term capital gain.


BUYING A DIVIDEND

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.


EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

Effect of foreign withholding taxes. A Fund (other than the Principal Preservation Fund) may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Effect of foreign debt investments and hedging on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in a Fund. Any return of capital in excess of a shareholder's basis is taxable as a capital gain.

PFIC Securities. Each Fund (other than the Principal Preservation Fund) may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends; accordingly these dividends will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, a Fund may designate and distribute to the shareholder, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in a Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY


Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund:
(1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which the Trust intends each Fund to do, then under the provisions of Subchapter M, the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a "qualified publicly traded partnership;" and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships." If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

The Funds' Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

To avoid federal excise taxes, the Code requires each Fund to distribute to shareholders by December 31 of each year, at a minimum, the following amounts:
98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts of these categories of income or gain from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTIONS OF FUND SHARES

Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions to the shareholder for federal and state income tax purposes. If a shareholder redeems their Fund shares, or exchanges them for shares of a different Fund, the IRS will require the shareholder report any gain or loss on their redemption or exchange. If a shareholder held his or her shares as a capital asset, the gain or loss that the shareholder realized would be capital gain or loss and would be long-term or short-term, generally depending on how long a shareholder held his or her shares.

Because the Principal Preservation Fund tries to maintain a stable $1 share price, the shareholder should not expect to realize any capital gain or loss on the sale or exchange of his or her shares of this Fund.

WASH SALES

All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that a shareholder buys other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by the shareholder. States also grant tax-free status to mutual fund dividends paid to shareholders from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA securities), generally does not qualify for federal or state tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDENDS FOR INDIVIDUALS

For individual shareholders, a portion of the dividends paid by the McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (5% for individuals in the 10% and 15% federal rate brackets).

Dividends earned by a Fund on the following income sources will qualify for this treatment:


         o        dividends paid by domestic corporations, and
         o        dividends paid by qualified foreign corporations, including:
                  corporations incorporated in a possession of the U.S., corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and corporations whose stock is readily tradable on an established securities market in the United States.


For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by a Fund on debt securities generally will not qualify for this favorable tax treatment.

A Fund must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold its investments in equity securities for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, you, as an investor in the Fund, must hold your Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax adviser.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of any Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

If a shareholder is a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year may have qualified for the dividends-received deduction. The corporate shareholder may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund's income is derived primarily from either investment in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.


Investments with Original Issue Discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


INVESTMENT IN COMPLEX SECURITIES

Each Fund (other than the Principal Preservation Fund) may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

Derivatives. Each Fund (other than the Principal Preservation Fund) is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, it could be required to mark-to market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

Constructive sales. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Tax straddles. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

Each of these investments by a Fund (other than the Principal Preservation Fund) in complex securities is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.

NON-U.S. INVESTORS

Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. A shareholder should consult his or her tax adviser about the federal, state, local or foreign tax consequences of his or her investment in the Fund.

PROXY VOTING

1.  Policy

The adviser to the McMorgan Funds will vote all proxies of the Funds solely in the interest of the Funds and Fund shareholders and for the exclusive purpose of providing benefits to them. The adviser to McMorgan Funds will not subordinate the interests of the McMorgan Funds to any unrelated objectives. The adviser to the McMorgan Funds will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

Effective July 1, 2005, the adviser to the McMorgan Funds retains the services of Proxy Voter Services ("PVS"), a Division of Institutional Shareholder Services Inc. In accordance with the Proxy Voting Policy Statement and Guidelines, a copy which is attached hereto, PVS will analyze and vote the proxies subject to the review and approval by the adviser to the McMorgan Funds. The adviser to the McMorgan Funds retains the right to override any vote where it deems appropriate.

If any situation arises that could possibly be a conflict between McMorgan Funds, and their adviser, it will be immediately brought to the attention of the Board of Trustees of the McMorgan Funds.

The adviser to the McMorgan Funds will vote all proxies unless directed otherwise by the Board of Trustees of the McMorgan Funds. When proxies have not been received on behalf of the Funds, the adviser to the McMorgan Funds will make reasonable efforts to obtain missing proxies.

McMorgan Funds will provide any shareholder a copy of its proxy voting record for the previous year ending June 30 within three business days of receipt of request, as well as make the proxy voting results available on its website.

The annual reports, semi-annual reports, and statements of additional information (SAI) of the McMorgan Funds will contain a footnote that the proxy voting record, which has information regarding how the McMorgan Funds voted proxies relating to portfolio securities during the most recent 12 month period ending June 30, is available upon request or available on the McMorgan Funds' website.

2.  Records Retention

The adviser to the McMorgan Funds will maintain the following records:
Copies of all policies and procedures written
A copy of each proxy statement received
A record of each vote cast
A copy of any document created that was material to making a decision how to vote proxies or that memorializes the basis for that decision
A copy of each written client request for information on voted proxies

The adviser to the McMorgan Funds will maintain its proxy voting records for at least six years.

3.  Review Voting and Guidelines

The Board of Trustees of the McMorgan Funds will conduct an annual review of the past year's proxy voting and the guidelines established for proxy voting. Documentation will be maintained of the review.

4.  Voting Guidelines

The adviser to McMorgan Funds has adopted the attached Proxy Voter Services Guidelines.

                              PROXY VOTER SERVICES
                  PROXY VOTING POLICY STATEMENT AND GUIDELINES

This statement sets forth the proxy voting policy of Proxy Voter Services (PVS). The U.S. Department of Labor (DOL) has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisor Act of 1940. ISS is a registered investment adviser under the Investment Advisor Act of 1940. PVS is an independent division of ISS.

PVS shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. PVS shall not subordinate the interests of participants and beneficiaries to unrelated objectives. PVS shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due to PVS's clients have not been received, PVS will make reasonable efforts to obtain missing proxies. PVS is not responsible for voting proxies it does not receive.

PVS shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of the participants and beneficiaries of the plans. PVS does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, PVS's guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of the participants and beneficiaries of the plan. PVS shall revise its guidelines as events warrant.

PVS shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate PVS's compliance with its responsibilities and will facilitate clients' monitoring of PVS. A copy of this Proxy Voting Policy Statement and Guidelines is provided to each client at the time PVS is retained. PVS shall provide its clients with revised copies of this proxy voting policy statement and guidelines whenever significant revisions have been made. Copies are also available online at our website: www.pvsproxy.com.

BOARD OF DIRECTORS

Electing directors is the single most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable. According to the Report of the National Association of Corporate Directors' Blue Ribbon Commission on Director Professionalism (1996):
"The accepted governance paradigm is simple: management is accountable to the board and the board is accountable to shareholders... In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it... Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself." PVS holds directors to a high standard when voting on their election, qualifications, and compensation. PVS will evaluate directors fairly and objectively, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.

Voting on Director Nominees in Uncontested Elections Votes concerning the entire board of directors and members of key board committees are examined using the following five factors:
o Lack of independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);
o Diversity of board;
o Executive compensation related (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.);
o Failure of the board to properly respond to majority votes on shareholder proposals;
o Poor long-term corporate performance record relative to peer index and S&P 500 when necessary and in exceptional or tie-breaking circumstances.

Votes on individual director nominees are always made on a CASE-BY-CASE basis. Specific withhold votes from individual director nominees can be triggered by one or more of the following nine factors:
o Lack of a board that is at least two-thirds (67 percent) independent - i.e. where the composition of non-independent board members is in excess of 33 percent of the entire board;
o Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;
o Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);
o Failure to establish any key board committees (i.e. audit, compensation, or nominating);
o Directors serving on an excessive number of other boards which could compromise their primary duties of care and loyalty;
o Chapter 7 bankruptcy, SEC violations, and criminal investigations by the Department of Justice (DOJ) and/or other federal agencies;
o Interlocking directorships;
o Performance of compensation committee members related to the approval of egregious executive compensation (both cash and equity awards);
o Performance of audit committee members concerning the approval of excessive non-audit fees and/or the lack of auditor ratification upon the proxy ballot.

Voting for Director Nominees in Contested Elections Contested elections of directors frequently occur when a board candidate or "dissident slate" seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a CASE-BY-CASE basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company. Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis with the following seven factors in consideration:
o Long-term financial performance of the target company relative to its industry in exceptional or tie-breaking circumstances;
o Management's historical track record;
o Background to the proxy contest;
o Qualifications of director nominees (both slates);
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;
o Equity ownership positions;
o Total impact on all stakeholders.

Non-Independent Chairman Arguments have been made that a smaller company and its shareholders can benefit from the full-time attention of a joint chairman and CEO. This may be so in select cases, and indeed, using a case-by-case review of circumstances there may be worthy exceptions. But, even in these cases, it is our general view that a person should only serve in the position of joint CEO and chairman on a temporary basis. Once a company reaches a point of maturity, these positions should be separated. Clearly, the prevalence of joint CEO/Chairman positions in boardrooms has stretched well beyond the small-cap universe of companies. Today, roughly two-thirds of companies in both the S&P 500 and Russell 3000 fall into this category.

We strongly believe that the potential for conflicts of interest in the board's supervisory and oversight duties trumps any possible corollary benefits that could ensue from a dual CEO/chairman scenario. Instead of having an ingrained quid pro quo situation whereby a company has a single leader overseeing both management and the boardroom, we believe that it is the board's implicit duty to assume an impartial and objective role in overseeing the executive team's overall performance. Shareholder interests are placed in jeopardy if the CEO of a company is required to report to a board that she/he also chairs. Inherent in the chairman's job description is the duty to assess the CEO's performance. This objectivity is obviously compromised when a chairman is in charge of evaluating her/his own performance or has a past or present affiliation with management. Moreover, the unification of chairman and CEO poses a direct threat to the smooth functioning of the entire board process since it is the ultimate responsibility of the chairman to set the agenda, facilitate discussion, and make sure that directors are given complete access to information in order to make informed decisions.

Two major components at the top of every public company are the running of the board and the executive responsibility for the running of the company's business. Without doubt, there should be a clear division of responsibilities at the head of the company that will ensure a balance of power and authority, such that no one individual has unfettered powers of decision. When there is no clear division between the executive and board branches of a company, poor executive and/or board actions often go unchecked to the ultimate detriment of shareholders. Since executive compensation is so heavily correlated to the managerial power relationship in the boardroom, the separation of the CEO and chairman positions is a critical step in curtailing excessive pay, which ultimately can become a drain on shareholder value. Indeed, a number of academic studies have demonstrated that executive compensation is twenty to forty percent higher if the CEO is also the chairman of the board.

o Generally WITHHOLD votes from any non-independent director who serves as board chairman;
o Generally WITHHOLD votes from a CEO who is also serving in the role of chairman at the same company;
o Generally support shareholder proposals calling for the separation of the CEO and chairman positions;
o Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

Independent Directors PVS believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, PVS will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: employment by the company or an affiliate in an executive capacity; past or current employment by a firm that is one of the company's paid advisors or consultants; personal services contract with the company; family relationships of an executive or director of the company; interlocks with other companies on which the company's chairman or chief executive officer is also a board member; and service with a non-profit that receives significant contributions from the company.

o Generally WITHHOLD votes from non-independent board members (insiders and affiliated outsiders) where the board is not at least two-thirds (67 percent) independent;
o Generally consider independent board members who have been on the board continually for a period longer than 10 years as affiliated outsiders;
o Vote FOR shareholder proposals requesting that all key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively;
o Vote FOR shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

Excessive Directorships

As new regulations are mandate that directors be more engaged in protecting shareholder interests or else risk civil and/or criminal sanctions, board members are having to devote more time and effort to their oversight duties which, on average, were estimated to run to 300 hours per year per board for 2003. Recent surveys of directors also confirm a desire for limiting board memberships, generally to three to five seats. In view of the increased demands placed on board members, PVS believes that directors who are overextended may be jeopardizing their ability to serve as effective representatives of shareholders. We withhold votes from directors serving on an excessive number of other boards, which could compromise their primary duties of care and loyalty.

o Generally WITHHOLD votes from directors serving on an excessive number of boards. As a general rule, PVS will take action against CEOs serving on more than two outside boards and non-CEO board members serving on more than six total boards.

Director Diversity
We support gender and ethnic diversity as an important component of a company's board. Diversity brings different perspectives to a board that in turn leads to a more varied approach to board issues. We believe that increasing diversity in the boardroom to better reflect a company's workforce, customers, and community enhances shareholder value.

o Support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors;
o Support endorsement of a policy of board inclusiveness;
o Support reporting to shareholders on a company's efforts to increase diversity on their boards.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in board rooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.
o Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

Classified Boards / Annual Elections

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. Annually elected boards provide the best governance system for accountability to shareholders. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes. Under this system, only one class of nominees comes up to shareholder vote at the AGM each year.

As a consequence of these staggered terms, shareholders only have the opportunity to vote on a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest since it would normally take two years to gain control of a majority of board seats. Under a classified board, the possibility of management entrenchment greatly increases.

Many in management believe that staggered boards provide continuity. Some shareholders believe that in certain cases a staggered board can provide consistency and continuity in regard to decision-making and commitment that may be important to the long-term financial future of the company.

Nevertheless, empirical evidence suggests that staggered boards may not in all cases be in the shareholders best interests. A classified board can entrench management and effectively preclude most takeover bids or proxy contests.

o Vote AGAINST classified boards when the issue comes up for vote.

Board and Committee Size

While there is no hard and fast rule among institutional investors as to what may be an optimal size board, PVS believes there is an acceptable range which companies should strive to meet and not exceed. A board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin.

PVS evaluates proposals seeking to set board size on a CASE-BY-CASE basis. Given that the preponderance of boards in the U.S. range between five and fifteen directors, we believe this is a useful benchmark for evaluating such proposals.

o Generally vote AGAINST any proposal seeking to amend the company's board size to fewer than five seats;
o Generally vote AGAINST any proposal seeking to amend the company's board size to more than fifteen seats;
o Evaluate board size on a CASE-BY-CASE basis and consider WITHHOLDS or other action at companies that have fewer than five directors and more than 15 directors on their board.

Limit Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches on to a board. Here again we prefer to look at directors as individuals rather than impose a strict rule. While term of office limitations can rid the board of non-performing directors over time, it can also unfairly force experienced and effective directors off the board.
o Generally vote AGAINST shareholder proposals to limit the tenure of outside directors.

Cumulative Voting Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders.

For example, if there is a company with a ten-member board and 500 shares outstanding--the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting, anyone controlling 51 percent of shares would control the election of all ten directors. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.
o Vote AGAINST proposals to eliminate cumulative voting;
o Vote FOR proposals to permit cumulative voting.

Director and Officer Indemnification and Liability Protection Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While PVS recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, PVS believes the great responsibility and authority of directors justifies holding them accountable for their actions.

Each proposal addressing director liability will be evaluated consistent with this philosophy. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but PVS may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.
o Vote AGAINST proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director's fiduciary "duty of loyalty" to shareholders; (ii) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.
Indemnification Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. PVS may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

o Vote AGAINST indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification;
o Vote FOR only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

COMPENSATION

Stock Option Plans

PVS supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock options, restricted stock and other forms of non-cash compensation should be performance-based with an eye toward improving long-term shareholder value. Well-designed stock option plans can align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company-- and shareholders-- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. PVS will support option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance. Likewise, we will oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders. Among other features of the plan that may not be in shareholders' best interests, PVS also takes into consideration the following factors:

Methodology for Analyzing Pay Plans

In general, we consider executive and director compensation plans on a CASE-BY-CASE basis. When evaluating executive and director compensation matters, we review the following elements: Primary Considerations:

o Dilution: Vote AGAINST plans in which the potential voting power dilution
(VPD) of all shares outstanding exceeds 10 percent;
o Full Market Value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, we accept a 15 percent discount;
o Stock Option Expensing: Vote AGAINST plans if the company does not fully expense its stock options;

Secondary Considerations:

o Burn Rate: Vote AGAINST plans where the annual burn rate exceeds industry and index burn rates over a three-year period;
o Executive Concentration Ratio: Vote AGAINST plans where the annual grant rate to the top five executives ("named officers") exceeds one percent of shares outstanding;
o Pay-For-Performance Metric: Vote AGAINST plans where CEO pay and the company's performance is incongruous, as measured against industry peers over one and three-year periods.
o Evergreen Features: Vote AGAINST plans that reserve a specified percentage of outstanding shares for award each year instead of having a termination date;
o Repricing: Vote AGAINST plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options. In those instances when repricing is put up for a shareholder vote, we will vote FOR the repricing of shares under the following four conditions: 1) The repricing represents a "value for value" exchange; 2) If the five most highly compensated employees are excluded from the repricing; 3) If the plan is broad-based; and 4) If the current vesting schedule is maintained.

Voting Power Dilution Calculation

Voting power dilution, or VPD, measures the amount of voting power represented by the number of shares reserved over the life of the plan. Industry norm dictates that ten percent dilution over the life of a ten-year plan is reasonable for most mature companies. Restricted stock plans or stand-alone stock bonus plans that are not coupled with stock option plans can be held to a lower dilution cap.

Voting power dilution may be calculated using the following formula:

A = Shares reserved for this amendment or plan;
B = Shares available under this plan and/or continuing plans prior to proposed amendment;
C = Shares granted but unexercised under this plan and/or continuing plans;
D = All outstanding shares plus any convertible equity, outstanding warrants, or debt.

The formula can be applied as follows:

A +  B  +  C
A +  B  +  C  + D

Fair Market Value, Dilution and Repricing

PVS considers whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when their current price is below the current option contract price. Options can also be repriced through cancellations and re-grants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Burn Rate

PVS examines the annual burn rate which is a measure of dilution that illustrates how rapidly a company is deploying shares reserved for equity compensation plans. The burn or run rate is calculated by dividing the number of shares pursuant to awards granted in a given year by the number of shares outstanding. We benchmark a company's burn rate against three-year industry and primary index burn rates, and generally oppose plans whose burn rates exceed both industry and index burn rates over a three year period.

Executive Concentration Ratio

In examining stock option awards, restricted stock and other forms of long-term incentives PVS looks at the concentration of equity awards to a company's top five executives ("named officers") as a percentage of overall grants. PVS will vote against equity compensation plans whose annual grant rate to top executives exceeds one percent of shares outstanding. PVS will accept higher grant rates for broad-based plans and plans with particularly challenging performance-based objectives.

Principle of Pay-For-Performance

We acknowledge that stock-based pay is often the main driver for excessive executive compensation, which is fueled by poor administration of the plan. High levels of compensation are tangled up with corporate shenanigans and illegal activity as evidenced in Tyco, Enron, and WorldCom. We therefore closely examine any discrepancies between increases in CEO pay and total shareholder returns against those of peer firms over a one- and three-year timeframe in assessing equity-based compensation plans.

We believe significant disparities between pay and performance warrants withholding votes from Compensation Committee members who are responsible for overseeing the company's compensation schemes. If the equity component is the source of the imbalance, PVS opposes the equity plan in which the CEO participates.

Evergreen Provisions

We also oppose plans that reserve a specified percentage of outstanding shares for award each year (evergreen plans) instead of having a termination date. Such plans provide for an automatic increase in the shares available for grant with or without limits on an annual basis. Because they represent a transfer of shareholder value and have a dilutive impact on a regular basis, evergreen plans are expensive to shareholders. Evergreen features also minimize the frequency that companies seek shareholder approval in increasing the number of shares available under the plan.

Restricted Stock

PVS supports the use of performance-vesting restricted stock so long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive's overall compensation. The best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock both adds to executives direct share holdings and incorporates at-risk features.

To reward performance and not job tenure, restricted stock vesting requirements should be performance-based rather than time-lapsing. Such plans should explicitly define the performance criteria for awards to senior executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

Stock Option Expensing

The theory that stock options are beneficial to shareholders because they motivate management and align the interests of investors with those of executives is no longer held sacrosanct. The fact that companies reprice underwater options exposes the initial fallacy of this theory. A recent long-term study of stock option awards from the Indiana University School of Business found that there was no correlation whatsoever between executive stock ownership and company performance. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees.

Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Alan Greenspan cautioned that the failure to expense stock option grants has "introduced a significant distortion in reported earnings, one that has grown with the increasing prevalence of this form of compensation." Some companies have chosen to acknowledge the distortion caused by the non-expensing of options and have committed to expense options going forward. And beginning in 2003, the SEC will no longer exclude stock option expensing proposals from the proxy ballot using the ordinary business exception rules.

Pending the June 15 2005 effective date of FASB's mandatory option expensing rule for public companies, PVS will maintain its policy of supporting shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes and will oppose the use of stock options if the options are not fully expensed, for the 2005 proxy season.

Executive Holding Periods

PVS believes senior level executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises (e.g. 75% of their after-tax stock option proceeds), while they are employed at a company. Equity compensation awards are intended to align management interests with those of shareholders, and allowing executives to sell these shares while they are employees of the company undermines this purpose. Given the large size of a typical annual equity compensation award, holding requirements that are based on a multiple of cash compensation may be inadequate.

Performance-Based Options

Stock options are intended to align the interests of management with those of shareholders. However, stock option grants without performance-based elements can excessively compensate executives for stock increases due solely to a general stock market rise, rather than improved or superior company stock performance. When option grants reach the hundreds of thousands, a relatively small increase in the share price may permit executives to reap millions of dollars without providing material benefits to shareholders.

PVS advocates performance based options, such as premium-priced or indexed, which encourage executives to outperform rivals and the market as a whole rather than being rewarded for any rise in the share price, which can occur if there are not empirical performance measures incorporated into the structure of the options. Additionally, it should be noted that performance-accelerated vesting and premium priced options allow fixed plan accounting, whereas performance-vested and indexed options entail certain expensing requirements.

o Generally vote FOR shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

Shareholder Proposals to Limit Executive and Director Pay
o Generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits;
o Generally vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits;
o Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

Golden and Tin Parachutes
Golden parachutes are designed to protect the employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. Increasingly, companies that have golden parachute agreements for senior level executives are extending coverage for all their employees via "tin" parachutes. The SEC requires disclosure of all golden parachute arrangements in the proxy statement, while disclosure of tin parachutes in company filings is not required at this time.

o Vote FOR shareholder proposals to all have golden and tin Parachute agreements submitted for shareholder ratification;
o Generally vote AGAINST all proposals to ratify golden parachutes;
o Vote on tin parachutes on a CASE-BY-CASE basis.

Executive Perks and Retirement Benefits

PVS supports enhanced disclosure and shareholder oversight of executive benefits and other in-kind retirement perquisites. For example, compensation devices like executive pensions (SERPs), deferred compensation plans, below-market-rate loans or guaranteed post-retirement consulting fees can amount to significant liabilities to shareholders and it is often difficult for investors to find adequate disclosure of their full terms. In general, we oppose the provision of any perquisite or benefit to executives that exceeds what is generally offered to other company employees. From a shareholder prospective, the cost of these executive entitlements would be better allocated to performance-based forms of executive compensation during their term in office.

Employee Stock Ownership Plans (ESOPs)
An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. Recently, a large Rutgers University study of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. The study also found that ESOP companies are also more likely to still be in business several years later, and are more likely to have other retirement-oriented benefit plans than comparable non-ESOP companies.

o Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

OBRA-Related Compensation Proposals
o Vote FOR amendments that place a cap on annual grants or amend administrative features;
o Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals Section 162(m) of the IRS Code Section limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.
o Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.
Approval of Cash or Cash-and-Stock Bonus Plans
o Generally vote AGAINST cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year;
o Vote AGAINST plans that are deemed to be "excessive" because they are not justified by performance measures.

AUDITORS

Auditors play an integral role in certifying the integrity and reliability of corporate financial statements on which investors rely to gauge the financial well being of a company. The auditor-facilitated debacles at Enron, WorldCom and Tyco underscore the catastrophic consequences that investors can suffer when the audit process breaks down.

Auditor Independence The wave of recent accounting scandals at companies illuminate the need to ensure auditor independence in the face of selling consulting services to audit clients. At the Big Five (now Final Four) accounting firms, revenues from non-audit services grew from 13% of total revenues in 1981 to half of total revenue in 2000. A recent study of over 1,200 US companies in the S&P 500, Mid Cap, and Small Cap indices found that 72% of fees paid to auditors in 2002 were for non-audit services, exactly the same level as 2001. We believe that the ratio should be reversed, and that non-audit fees should make up no more one-quarter of all fees paid to the auditor so as to properly discourage even the appearance of any undue influence upon an auditor's objectivity.

Under new SEC rules, disclosed categories of professional fees paid for audit and non-audit services were increased from three to four. The new categories are: (1) Audit Fees, (2) Audit-Related Fees, (3) Tax Fees, and (4) All Other Fees. Under the new requirements a company will also be required to describe, in qualitative terms, the types of services provided under the three categories other than Audit Fees. We exclude tax compliance/preparation fees from our calculations of non-audit fees. However, as we frown upon the provision of consulting services for tax-avoidance strategies and tax shelters, these fees will be included in "other fees" and will be considered non-audit fees if the proxy disclosure does not indicate the nature of the tax services.

As auditors are the backbone upon which a company's financial health is measured, auditor independence is absolutely essential for rendering objective opinions upon which investors then rely. When an auditor is paid excessive consulting fees in addition to fees paid for auditing, the company-auditor relationship is left open to conflicts of interest.

Auditor Ratification

The ratification of auditors is an important component of good governance. In light of the Sarbanes-Oxley Act and increased shareholder scrutiny, some companies are opting to take auditor ratification off the ballot. Neglecting to include the ratification of auditors on the proxy takes away the fundamental shareholder tight to ratify the company's choice of auditor. Whereas two years ago shareholder ratification of auditors might have been considered routine by many shareowners, the subsequent accounting scandals have caused shareholders to be more vigilant about the integrity of the auditors certifying their companies' financial statements.

Although U.S. companies are not legally required to allow shareholders to ratify their appointment of independent auditors, roughly 60% of S&P 500 companies allow for shareholder ratification of their auditors. Submission of the audit firm for approval at the annual meeting on an annual basis gives shareholders the means to weigh in on their satisfaction (or lack thereof) on the auditor's independent execution of their duties. We firmly believe mandatory auditor ratification is in line with sound and transparent corporate governance and remains an important mechanism to ensure the integrity of the auditor's work. In the absence of legislation mandating shareholder ratification of auditors, the failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.

Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, as well as whether the ratification of auditors has been put up for shareholder vote.

o Vote FOR proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for consulting, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
o Vote AGAINST proposals to ratify auditors when the amount of non-audit consulting fees exceeds a quarter of all fees paid to the auditor;
o WITHHOLD votes from Audit Committee members in cases where consulting fees exceed audit fees;
o WITHHOLD votes from Audit Committee members when auditor ratification is not included on the proxy ballot.

Auditor Rotation

Long-term relationships between auditors and their clients can impede auditor independence, objectivity and professional skepticism. Such long-standing relationships foster an undesirable coziness between audit firms and their clients, which can cause the auditors to lose their independence and become less questioning especially where lucrative contracts for the provision of non-audit consulting services are involved. Mandatory auditor rotation is a widely supported safeguard against improper audits and is viewed by many as an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships. Proponents of compulsory audit firm rotation contend that rotation policies promote objectivity and independence among auditors and minimize the scope of vested interests developing in the audit.

Opponents of audit firm rotation argue that regular re-tendering is costly, likely to reduce audit quality and increase the risk of audit failure in the early years due to the time required to gain cumulative knowledge of an often complex and geographically diverse business. A solution around this apparent negative effect of mandatory rotation is to keep a longer rotation period.

We recommend that companies not maintain the same audit firm in excess of seven years, and will consider voting against auditors if their tenure at a company exceeds seven years. A revolving seven-year rotation period allows the auditor to develop cumulative knowledge of a company's business and the effect of changes in the business along with the corresponding changes in it's risks, thereby enhancing the quality of the audit and trammeling potential loss of auditor objectivity and independence. We consider the increased costs associated with compulsory auditor rotation to be a lesser evil vis-a-vis the larger evil of the costs to shareholders when the objectionable coziness between clients and long-standing auditors leads to gross erosion of shareholder value.

o Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years);
o Generally support shareholder proposals seeking to prohibit companies from buying consulting services from their auditor.

PROXY CONTEST DEFENSES

Poison Pills Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company ("flip-in pill") and/or the potential acquirer ("flip-out pill") at a price far out of line with fair market value.

Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.
o Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification;
o Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill;
o Review on a CASE-BY-CASE basis management proposals to ratify a poison pill;
o Votes should be WITHHELD from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held accountable.
Greenmail Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.
o Vote FOR proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company's ability to make greenmail payments to certain shareholders;
o Review on a CASE-BY-CASE basis all anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its corporate bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

o Vote AGAINST proposals that provide that directors may be removed only for cause;
o Vote FOR proposals which seek to restore the authority of shareholders to remove directors with or without cause;
o Vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies;
o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies. Shareholder Ability to Alter the Size of the Board

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. PVS supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy context from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

o Vote FOR proposals that seek to fix the size of the board within an acceptable range;
o Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


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SHAREHOLDER RIGHTS

Confidential Voting The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system, management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

o Vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived;
o Vote FOR management proposals to adopt confidential voting procedures.

Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with ten percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.
o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings;
o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management. Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents, while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent;
o Vote FOR proposals to allow or make easier shareholder action by written consent.

Equal Access
Directors at many corporate boards have lavishly rewarded undeserving corporate executives with outrageous pay and retirement perks while remaining unwilling to challenge management with the tough questions their duties require. Hard-learned lessons from recent corporate scandals have demonstrated that this pay-happy yet passive board behavior can facilitate the despoliation of entire corporations by self-dealing executives who walk off with millions and leave shareholders, workers and communities to bear the brunt of corporate graft. Shareholders wishing to put an end to this unquestioning and recreant rubber-stamping of executive enrichment schemes by stolid board members currently have very little recourse in the election of directors to their companies' boards.

The current director election process as it exists leaves a lot to be desired. Companies currently nominate for election only one candidate for each board seat. Shareholders who oppose a candidate have no easy way to do so unless they are willing to undertake the considerable expense of running an independent candidate for the board. The only way for shareholders to register dissent about a given director candidate is to withhold support from that nominee.

On October 8, 2003, the SEC proposed historic corporate accountability proxy rules (proposal S7-19-03) that would give significant long-term shareholders greater ability to include their director nominees in management's proxy statement. By giving shareholders a voice in picking corporate directors, the reforms put forward by the SEC have the potential to put an end to the CEO cult and give shareholders far greater say in choosing the directors most able to represent their interests.

The SEC proposal entails a two-step, two-year process. In the first year (2004), one of two triggering events must occur: (1) One or more directors at a company receive withhold votes of 35 percent or more of the votes cast; or (2) A shareholder proposal asking for open access, which is submitted by holders of at least one percent of the shares (owned for at least one year), is approved by a majority of the votes cast.


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If one of these conditions is met, then for the following two years (2005 and
2006), the company would be required to include in its proxy materials one or more board nominees (depending on the board size) proposed by holders of at least five percent of the shares (owned for at least two years).

PVS espouses ballot access mechanisms for shareholders and supports well-targeted proxy-access proposals at companies where there are legitimate concerns surrounding responsiveness to shareholders (such as not implementing majority-supported shareholder proposals), board and key committee independence, compensation practices, and accounting and financial issues (such as restatements).

o Vote FOR shareholder resolutions filed by one-percent, one-year shareholders that, if passed, will be binding on the company per the proposed SEC trigger;
o Review CASE-BY-CASE precatory shareholder proposals asking companies to voluntarily adopt open access, perhaps at a different trigger than the SEC's proposed five-percent, two-year ownership threshold.

Unequal Voting Rights Incumbent managers are able to use unequal voting rights through the creation of a separate class of shares which have superior voting rights to the common shares of regular shareholders. This separate class of shares with disproportionate voting power allows management to concentrate its power and insulate itself from the wishes of the majority of shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization plan also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.
o Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure;
o Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lock-in" votes, which are the votes required to repeal new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.
o Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments;
o Vote AGAINST management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments;
o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

o Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations;
o Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Reimburse Proxy Solicitation Expenses Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

MERGERS & ACQUISITIONS

A number academic and industry studies in recent years have estimated that nearly three quarters of all corporate acquisitions fail to create economically meaningful shareholder value. These studies have also demonstrated that the larger the deal the greater the risk in realizing long-term value for shareholders of the acquiring firm. These risks


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include integration challenges, over-estimation of expected synergies, incompatible corporate cultures and poor succession planning. Indeed, some studies have found that smaller deals within specialized industries on average outperform "big bet" larger deals by a statistically significant factor.

In analyzing M&A or other transactional related items on proxy, PVS attempts to present a well-rounded analysis balancing all facets of the deal to ascertain whether the proposed acquisition is truly going to generate long-term value for shareholders and enhance the prospects of the ongoing corporation. Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account the following factors:
o Impact of the merger on shareholder value;
o Perspective of ownership (target vs. acquirer) in the deal;
o Form and mix of payment (i.e. stock, cash, debt, etc.);
o Fundamental value drivers behind the deal;
o Anticipated financial and operating benefits realizable through combined synergies;
o Offer price (cost vs. premium);
o Change-in-control payments to executive officers;
o Financial viability of the combined companies as a single entity;
o Was the deal put together in good faith? What kind of auction setting took place? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;
o Fairness opinion (or lack thereof);
o Changes in corporate governance and their impact on shareholder rights;
o What are the potential legal or environmental liability risks associated with the target firm?;
o Impact on community stakeholders and employees in both workforces;
o How will the merger adversely affect employee benefits like pensions and health care?
Fair Price Provisions Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises-- the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time, the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities, or only securities. Since the payment offered for the remaining stock is, by design, less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize the value of their shares. Standard fair price provisions require that-- absent of board or shareholder approval of the acquisition-- the bidder must pay the remaining shareholders the same price for their shares that brought control.
o Vote FOR fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares;
o Vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
Corporate Restructuring Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a CASE-BY-CASE basis.

Appraisal Rights
Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal applies to mergers, sale of corporate assets, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

o Vote FOR proposals to restore or provide shareholders with the right of appraisal. Spin-offs Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Asset Sales Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies. Liquidations Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Changing Corporate Name

Vote FOR changing the corporate name in all instances if proposed and supported by management.

CAPITAL STRUCTURE

The management of a corporation's capital structure involves a number of important issues including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock, or debt.


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Common Stock Authorization State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, implementation of stock splits, or payment of stock dividends. PVS supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, PVS will support increases in authorized common stock to fund stock splits that are in shareholders' interests. PVS will evaluate on a CASE-BY-CASE basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. PVS will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.
o Review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue;
o Vote AGAINST proposed common stock authorizations that increase the existing authorization by more than fifty percent unless a clear need for the excess shares is presented by the company.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits can help maintain stock liquidity.

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis, taking into account whether there is a corresponding proportional decrease in authorized shares. We will generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

Blank Check Preferred Authorization Preferred stock is an equity security which has certain features similar to debt instruments-- such as fixed dividend payments and seniority of claims to common stock-- and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but can also be used as a device to thwart hostile takeovers without shareholder approval.

o Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights;
o Review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights;
o Review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote AGAINST the requested increase;
o Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
Adjust Par Value of Common Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks and other legal requirements relating to the payment of dividends.
o Vote FOR management proposals to reduce the par value of common stock. Preemptive Rights Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.
o Review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.


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Debt Restructuring We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues: o Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?
o Change in Control: Will the transaction result in a change-in-control of the company?
o Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?
o Possible self-dealings: Generally approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

STATE OF INCORPORATION

Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Offshore Reincorporations & Tax Havens

For a company that seeks to reincorporate, we evaluate the merits of the move on a CASE-BY-CASE basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. We believe there are a number of concerns associated with a company looking to reincorporate from the United States to exotic locales such as Bermuda, the Cayman Islands or Panama. The trend of U.S. companies seeking to move offshore appears to be on the rise, and shareholders are just beginning to understand the web of complexities surrounding the legal, tax, and governance implications involved in such a transaction.

When reviewing a proposed offshore move, we will consider the following factors:

o Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;
o The transparency (or lack thereof) of the new locale's legal system;
o Adoption of any shareholder-unfriendly corporate law provisions;
o Actual, qualified tax benefits;
o Potential for accounting manipulations and/or discrepancies;
o Any pending U.S. legislation concerning offshore companies;
o Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

Furthermore, PVS will generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

CORPORATE RESPONSIBILITY & ACCOUNTABILITY
SOCIAL, ENVIRONMENTAL AND SUSTAINABILITY ISSUES

In general, we support social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. We will support proposals that ask for disclosure reporting of information that is not available outside the company that is not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues. We will make the


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determination whether the request is relevant to the company's core business and in-line with industry practice. The proponent of the resolution must make the case that the benefits of additional disclosure outweigh the costs of producing the report.

In determining our vote on social, workplace, environmental, and other related proposals, we specifically analyze the following factors:
o Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
o Percentage of sales, assets, and earnings affected;
o Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
o Whether the issues presented should be dealt with through government or company-specific action;
o Whether the company has already
responded in some appropriate manner to the request embodied in a proposal;
o Whether the company's analysis and voting recommendation to shareholders is persuasive;
o What its industry peers have done in response to the issue;
o Whether the proposal itself is well framed and reasonable;
o Whether implementation of the proposal would achieve the objectives sought in the proposal;
o Whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Qualified requests satisfying the aforementioned criteria usually merit support.

We will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. A high standard will need to be met by proponents requesting specific action like divesture of a business line or operation, legal remuneration, or withdrawal from certain high-risk markets.

Special Policy Review and Shareholder Advisory Committees These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.
o Support these proposals when they appear to offer a potentially effective method for enhancing shareholder value.
Military Sales

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.
o Generally support reports on foreign military sales and economic conversion of facilities and where such reporting will not disclose sensitive information that could impact the company adversely or increase its legal exposure;
o Generally vote AGAINST proposals asking a company to develop specific military contracting criteria.

Affirm Political Non-Partisanship

We believe employees should not be put in a position where professional standing and goodwill within the corporation could be jeopardized as a result of political beliefs. Responsible employment practices should protect workers from an environment characterized by political indoctrination or intimidation. Corporations should not devote resources to partisan political activities, nor should they compel their employees to contribute to or support particular causes.

Moreover, we believe it is wise for a corporation to maintain a politically neutral stance as to avoid potentially embarrassing conflicts of interests that could negatively impact the company's brand name with consumers.

o Support proposals affirming political non-partisanship;


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Political Contributions Reporting

Shareholders have the right to know about corporate political activities, and management's knowledge that such information can be made publicly available should encourage a company's lawful and responsible use of political contributions.

Moreover, we believe it is critical that shareholders understand the internal controls that are in place at a company to adequately manage political contributions. Given the significant reputational and financial risk involved in political giving, shareholders should expect management to have the necessary capabilities to monitor and track all monies distributed toward political groups and causes. In our view, such internal controls are fully consistent with
Section 404 of the Sarbanes-Oxley Act of 2002.

While political contributions, lobbying and other corporate political activity can benefit the strategic interests of a company, it is important that accountability mechanisms are in place to ensure that monies disbursed in support of political objectives actually generate identifiable returns on shareholder wealth. Such mechanisms serve to insure against the use of shareholder funds in the furtherance of narrow management agendas.

o Support reporting and disclosure of political and political action committee
(PAC) contributions;
o Support establishment of corporate political contributions guidelines and reporting provisions.
Equal Employment Opportunity and Other Work Place Practice Reporting Issues These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings.

The Equal Opportunities Employment Commission (EEOC) does not release the company's filings to the public unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.
o Vote FOR proposals calling for action on equal employment opportunity and anti-discrimination;
o Vote FOR legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance;
o Vote FOR non-discrimination in salary, wages, and all benefits.

High-Performance Workplace

High-performance workplace practices emphasize employee training, participation, and feedback. The concept of a high-performance workplace has been endorsed by the U.S. Department of Labor and refers to a workplace that is designed to provide workers with the information, skills, incentives, and responsibility to make decisions essential for innovation, quality improvement and rapid response to changes in the marketplace. These standards embrace a "what's good for the worker is good for the company" philosophy. Studies have shown that improvement in human resources practices is associated with increases in total return to shareholders. High-performance workplace standards proposals can include linking compensation to social measures such as employee training, morale and safety, environmental performance and workplace lawsuits.

o Generally support proposals that incorporate high-performance workplace standards.

Non-Discrimination in Retirement Benefits
A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan and not based on a seniority formula, they may reduce pay-outs to long term employees who are currently vested in plans.
Cash-balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant policy reform is unlikely in the short-term, business interests are worried enough that the National Association of


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Manufacturers and other pro-business lobbies are forming a coalition on Capitol
Hill to preserve the essential features of the plans and to overturn a recent IRS ruling.

Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that this savings is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.
o Support non-discrimination in retirement benefits.

Fair Lending

These resolutions call for financial institutions to comply with fair lending laws and statutes while avoiding predatory practices in their subprime lending. These predatory practices include: lending to borrowers with inadequate income, who will then default; not reporting on payment performances of borrowers to credit agencies; implying that credit life insurance is necessary to obtain the loan (packing); unnecessarily high fees; refinancing with high additional fees rather than working out a loan that is in arrears (flipping); and high pre-payment fees.

o Support compliance with fair-lending laws;
o Support reporting on overall lending policies and data.

CERES Principles These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being. Many companies have voluntarily adopted these principles. PVS supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.
o Vote FOR the adoption of the CERES Principles;
o Vote FOR adoption of reports to shareholders on environmental issues.

MacBride Principles

These resolutions call for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.
o Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.
Contract Supplier Standards These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health, and other basic labor protections. PVS will generally support proposals that:
o Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights;
o Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct;
o Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct;
o Create incentives to encourage suppliers to raise standards rather than terminate contracts;
o Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees;
o Request public disclosure of contract supplier reviews on a regular basis;
o Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

Corporate Conduct, Human Rights, and Labor Codes PVS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities.

o Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China);
o Support the implementation and reporting on ILO codes of conduct;
o Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

International Financial Related

The rise of globalization has put increasing importance on the need for US companies to periodically monitor their business operations abroad. As a means to preserve brand integrity and protect against potentially costly litigation and negative public relations, PVS generally supports shareholder proposals which call for a report on the company's core business policies and procedures of its operations outside the United States.

Many of the resolutions which address a company's international policies can include: impact of Foreign Direct Investment (FDI) in emerging market economies; corporate safeguards against money laundering; economic de-stabilization concerns; relationships with international financial institutions (IFIs); and product sales/marketing abroad (i.e., tobacco, pharmaceutical drug pricing).

o Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.


                          AUDITED FINANCIAL STATEMENTS

The Funds' financial statements, including the notes thereto, dated as of June 30, 2005, which have been audited by Tait, Weller & Baker, are incorporated by reference from the Funds' 2005 Annual Report to Shareholders.

                             REPORTS TO SHAREHOLDERS

Shareholders will receive audited annual reports and unaudited semi-annual reports describing McMorgan Funds' investment operations. Inquiries regarding McMorgan Funds may be directed to the adviser at 1-800-788-9485.

                                   APPENDIX A

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although McMorgan & Company LLC and its Sub-Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

Bond Rating                        Explanation
-------------------------------    ---------------------------------------------

Investment Grade

AAA Highest rating; extremely strong capacity to pay principal and interest

AA High quality; very strong capacity to pay principal and interest

A Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

BBB Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

Non-Investment Grade

BB, B, CCC, CC, C                  Predominantly speculative with respect to the
                                   issuer's capacity to meet required interest and principal payments.
                                   BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

D                                  In default.

MOODY'S INVESTORS SERVICE, INC.

Bond Rating                        Explanation
-------------------------------    ---------------------------------------------

Investment Grade

Aaa                                Highest quality, smallest degree of
                                   investment risk.

Aa High quality; together with Aaa bonds, they compose the high-grade bond group.

A                                  Upper-medium grade obligations; many
                                   favorable investment attributes.

Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

Non-Investment Grade

Ba                                 More uncertain, with speculative elements.
                                   Protection of interest and principal payments not well safeguarded during good and bad times.

MOODY'S INVESTORS SERVICE, INC.

Bond Rating                        Explanation
-------------------------------    ---------------------------------------------

Non-Investment Grade

B                                  Lack characteristics of desirable investment;
                                   potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

Caa Poor standing, may be in default; elements of danger with respect to principal or interest payments.

Ca Speculative in a high degree; could be in default or have other marked shortcomings.

C Lowest-rated; extremely poor prospects of ever attaining investment standing.

Unrated securities will be treated as non-investment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                 MCMORGAN FUNDS
                                    FORM N-1A

Part C. Other Information

Item 23.                Exhibits.

                           (a) Copies of Charter -- Amended Trust Instrument dated May 9, 1994 is incorporated by reference to Exhibit No. (1) of Post-Effective No. 3.

                           (b) Amended By-Laws dated AUGUST 17, 2005 is filed with this Post-Effective No. 21.

                           (c) Copies of all instruments defining the rights of holders of the securities -- Not Applicable. Registrant proposes to maintain investments as non-certificated book entry shares.

                           (d)     Copies of all investment advisory contracts.

                                   (1) Investment Advisory Agreement between the Registrant and McMorgan &
                                           Company, LLC for the McMorgan
                                           Principal Preservation Fund, McMorgan
                                           Fixed Income Fund, McMorgan
                                           Intermediate Fixed Income Fund,
                                           McMorgan High Yield Fund, are -
                                           incorporated by reference to Exhibit
                                           No. 23(d) (1) of Post-Effective No.
                                           12.

                                   (2) Investment Advisory Agreement between the Registrant and McMorgan & Company LLC for the McMorgan Balanced Fund and McMorgan Equity Investment Fund are filed with this Post-Effective No. 21.

                                   (3)     Investment Sub-Advisory Agreement
                                           between the Registrant and McMorgan &
                                           Company, LLC for the McMorgan High
                                           Yield Fund, McMorgan & Company, LLC
                                           and NYLIM are incorporated by
                                           reference to Exhibit No. 23 (d) (2)
                                           Post-Effective No. 16.

                                   (4)     Investment Sub-Advisory Agreement
                                           between McMorgan & Company LLC and
                                           NYLIM on behalf of the McMorgan
                                           Balanced Fund are filed with this
                                           Post-Effective No. 21.

                                   (5)     Investment Sub-Advisory Agreement
                                           between McMorgan & Company LLC and
                                           NYLIM on behalf of the McMorgan
                                           Equity Investment Fund are filed with
                                           this Post-Effective No. 21.


                           (e) Copies of each underwriting or distribution contract --Underwriting Agreement among Registrant, and NYLIFE Distributors Inc. is incorporated by reference to Exhibit No. 23(e) of Post Effective No. 13.

                           (f) Copies of all bonus, profit sharing, pension or other similar contracts -- Not Applicable.

                           (g)     Copies of all custodian agreements -
                                   Custodian Agreement between Registrant and
                                   Investors Bank & Trust is filed with this Post Effective No. 21.

                           (h) Copies of all other material contracts not made in the ordinary course of business which are to be performed.

                                   (1)     Administration and Accounting
                                           Services Agreement between the
                                           Registrant and New York Life
                                           Investment Management LLC is
                                           incorporated by reference to Exhibit
                                           No. 23(h)(1) of Post Effective
                                           No. 13.

                                   (2)     Amendment to Administration and
                                           Accounting Services Agreement
                                           between the Registrant and New York
                                           Life Investment Management LLC is
                                           filed with this Post-Effective No.
                                           21.

                                   (3)     Transfer Agency Services Agreement
                                           between the Registrant and NYLIM
                                           Service Company LLC is incorporated
                                           by reference to Exhibit No. 23(h)(2)
                                           of Post Effective No. 13.

                           (i) Consent of Sutherland Asbill & Brennan LLP, dated October 28, 2005 is filed with this Post-Effective No. 21.

                           (j) Copies of any other opinions, appraisals or rulings --Consent of Independent Auditors - filed with this Post-Effective No. 21.


                           (k)     All financial statements omitted from
                                   Item 23. --Not Applicable.

                           (l) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant is incorporated by reference to Exhibit No. (13) of Post-Effective No. 3.

                           (m)

                                   (1)     Rule 12b-1 Distribution Plan for the
                                           Class Z shares is incorporated by
                                           reference to Exhibit 99.B.23(m)(1) to
                                           Post-Effective No. 19.


                                   (2)     Rule 12b-1 Distribution Plan for
                                           Class R2 shares is incorporated by
                                           reference to Exhibit 99 B 23 (m) (2)
                                           to Post-Effective No. 19.


                                   (3)     Rule 12b-1 Shareholder Service Plans
                                           for Class R1 and R2 Shares is
                                           incorporated by reference to Exhibit
                                           99.B.23(m)(3) to Post-Effective No.
                                           19.

                           (n)     Financial Data Schedules - Not Applicable.

                           (o) Rule 18f-3 Plan -- incorporated by reference to Exhibit No. 23(o) of Post-Effective No. 11.

                           (p)     Code of Ethics

                                   (1)     Code of Ethics of the Registrant
                                           -incorporated by reference to Exhibit
                                           No. 23(p)(1) of Post-Effective No.
                                           11.

                                   (2)     Code of Ethics of the Adviser,
                                           McMorgan and Company LLC -
                                           incorporated by reference to Exhibit
                                           No. 23(p)(2) of Post-Effective No.
                                           11.

                                   (3)     Code of Ethics of NYLIM, the
                                           sub-adviser for the High Yield Fund,
                                           incorporated by reference to Exhibit
                                           No. 23 (p) (3) of Post-Effective No.
                                           16.


                           (q) Power of Attorney--dated August 17, 2005 is filed with this Post-Effective No. 21.


Item 24.          Persons Controlled by or under Common Control with Registrant.

                  The following chart indicates the persons controlled by New York Life. Ownership is 100% unless otherwise indicated. Subsidiaries of other subsidiaries are indicated accordingly.

Name of Organization (Jurisdiction)(1)

         MainStay VP Series Fund, Inc.(2) (Maryland)
         The MainStay Funds (2) (Massachusetts)
         Eclipse Funds(2) (Massachusetts)

         Eclipse Funds Inc.(2) (Maryland)
         McMorgan Funds (2) (Delaware)

New York Life Investment Management Holdings LLC (Delaware)
         MacKay Shields LLC (Delaware)

                  MacKay Shields General Partner (L/S) LLC (Delaware) Madison Capital Funding LLC (Delaware)
         McMorgan & Company LLC (Delaware)
         NYLCAP Manager LLC (Delaware)
                  New York Life Capital Partners, L.L.C. (Delaware) New York Life Capital Partners II, L.L.C. (Delaware) NYLIM Mezzanine Partners GP, LLC (Delaware)
         NYLIM Service Company LLC (Delaware)
         New York Life Investment Management LLC (Delaware)
                  New York Life Investment Management (U.K.) Limited (United Kingdom)

         NYLIM GP, LLC (Delaware)

         NYLIFE Distributors LLC (Delaware)
         NYLIM Real Estate Inc.  (Delaware)
New York Life Insurance and Annuity Corporation (Delaware)

New York Life International, Inc. (Delaware)

         New York Life Insurance Taiwan Corporation (Taiwan)

         HSBC New York Life Seguros de Vida (Argentina) S.A.(3) (40%)(Argentina) HSBC New York Life Seguros de Retiro (Argentina) S.A.(3)(40%) (Argentina)
         Maxima S.A. AFJP(3) (40%) (Argentina)


New York Life International, LLC (Delaware)
         New York Life Insurance Limited (South Korea)

         New York Life Insurance Worldwide Limited (Bermuda)
         New York Life International Holdings Limited (Mauritius)
                  Max New York Life Insurance Company Limited (3) (26%) (India) New York Life International India Fund (Mauritius) LLC (90%) (Mauritius)
         New York Life Insurance (Philippines), Inc. (Philippines)

         New York Life Worldwide Capital, Inc. (Delaware)
                  Fianzas Monterrey, S.A. (99.95%) (Mexico)
                           Operada FMA, S.A. de C.V. (99%) (Mexico)
                  NYL International Reinsurance Company Ltd. (Bermuda)
                  Siam Commercial New York Life Insurance Public Company Limited (23.73%) (Thailand) (4)
                  NYLIFE Thailand, Inc. (Delaware)
                  Siam Commercial - New York Life Insurance Public Company Limited (45.3%) (Thailand)NYLI-VB Asset
                  Management Co. (Mauritius) LLC (90%) (Mauritius)

                  New York Life Securities Investment Consulting Co., Ltd. (Taiwan)

                  Seguros Monterrey New York Life, S.A. de C.V.(99.99%) (Mexico)

                           Centro de Capacitacion Monterrey, A.C. (99.791%) (Mexico)

NYLIFE LLC (Delaware)
         Avanti Corporate Health Systems, Inc. (Delaware)
                  Avanti of the District, Inc. (Maryland)

         Eagle Strategies Corp. (Arizona)
         Express Scripts, Inc.(5) (21%) (Delaware)
         New York Life Capital Corporation (Delaware)
         New York Life International Investment Asia Ltd. (Maurituis) New York Life International Investment Inc. (Delaware)
                  Monetary Research Ltd. (Bermuda)
                  NYL Management Limited (United Kingdom)
         New York Life Trust Company (New York)
         New York Life Trust Company, FSB (United States)
         NYLCare NC Holdings, Inc. (Delaware)
         NYL Executive Benefits LLC (Delaware)
         NYLIFE Administration Corp. (Texas)
         NYLIFE Structured Asset Management Company Ltd. (Texas)


         NYLIFE Securities Inc. (New York)

         NYLINK   Insurance Agency Incorporated (Delaware)
                  NYLINK Insurance Agency of Alabama, Incorporated (Alabama) NYLINK Insurance Agency of Hawaii, Incorporated (Hawaii) NYLINK Insurance Agency of Massachusetts, Incorporated (Massachusetts)
                  NYLINK Insurance Agency of Montana, Incorporated (Montana)

                  NYLINK Insurance Agency of Nevada, Incorporated (Nevada) NYLINK Insurance Agency of New Mexico, Incorporated
                  (New Mexico)
                  NYLINK Insurance Agency of Washington, Incorporated
                  (Washington)
                  NYLINK Insurance Agency of Wyoming, Incorporated (Wyoming)


         NYLUK I Company (United Kingdom)


                  NYLUK II Company (United Kingdom)


                           Gresham Mortgage (United Kingdom)


                           W Construction Company (United Kingdom)


                           WUT (United Kingdom)
                           WIM (AIM) (United Kingdom)


                  WellPath of Arizona Reinsurance Company (Arizona)

NYLIFE Insurance Company of Arizona (Arizona)

NYLINK Insurance Agency of Idaho, Incorporated (Idaho)(6)
NYLINK Insurance Agency of Ohio, Incorporated (Ohio)(6)
NYLINK Insurance Agency of Oklahoma, Incorporated (Oklahoma)(6)
NYLINK Insurance Agency of Texas, Incorporated (Texas)(6)


New York Life Irrevocable Trust of 1996 (NY)
         New York Life Settlement Corporation (Delaware)

Biris Holdings LLC (Delaware)

Haier New York Life Insurance Company Limited (People's Republic of China) (50%)

Monitor Capital Advisors Funds LLC (Delaware)
New York Life BioVenture Partners LLC (Delaware)
Silver Spring, LLC (Delaware)

         (1) By including the indicated corporation in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A.

         (2) These entities are registered investment companies for which New York Life and/or its subsidiaries perform investment management, administrative, distribution and underwriting services. They are not subsidiaries of New York Life but are included for informational purposes only.

         (3) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity.

         (4)  Held through controlled Thai nominee holding company.

         (5) This entity is included in this listing for informational purposes only. It is New York Life's position that neither New York Life nor any of its affiliates controls this entity. New York Life has the right to designate two directors of Express Scripts, Inc., a public company, and shares of Express Scripts being held by New York Life or its subsidiaries are subject to a voting agreement with Express Scripts, Inc.

         (6) These entities are unaffiliated insurance agencies for which New York Life and its subsidiaries perform administrative services. These entities are not subsidiaries of New York Life and are included for informational purposes only.

Item 25. Indemnification.

                  Registrant intends to obtain from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Section 10.2 of the Registrant's Trust Instrument provides as follows:

                           10.2 Indemnification. The Trust shall indemnify each
                  of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

                  The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, enforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Section 10.3 of the Registrant's Trust Instrument, filed herein as Exhibit 1, also provides for the indemnification of shareholders of the Registrant. Section
10.3 states as follows:

                           10.3 Shareholders. In case any Shareholder or former
                  Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Series.

Item 26.          Business and Other Connections of Adviser.


                  McMorgan & Company LLC provides investment advisory services consisting of portfolio management for retirement plans and health and welfare funds, and as of June 30, 2005 had approximately $13 billion in assets under management primarily for employee benefit plans such as retirement plans and health and welfare funds.


                  For information as to any other business, vocation or employment of a substantial nature in which each Trustee or officer of the Registrant's investment adviser has been engaged for his own account or in the capacity of Trustee, officer, employee, partner or trustee, reference is made to the Form ADV (File #801-60509) filed by it under the Investment Advisers Act of 1940.

                  The business of New York Life Investment Management LLC (formerly MainStay Management LLC) is summarized in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated by reference.

                  The business or other connections of each manager and officer of New York Life Investment Management LLC (formerly MainStay Management LLC) is currently listed in the investment adviser registration on Form ADV for New York Life Investment Management LLC (formerly MainStay Management LLC) (File No. 801-54912) and is hereby incorporated herein by reference.

Item 27.          Principal Underwriter.

                  (a) NYLIFE Distributors LLC, the principal underwriter for the Registrant's securities, acts as principal underwriter for the following investment companies:

                       The MainStay Funds
                       Eclipse Funds, Inc.
                       Eclipse Funds
                       McMorgan Funds

                  NYLIFE Distributors LLC also acts as the principal underwriter for:

                       NLIAC Variable Universal Life Separate Account I NYLIAC Multi-Funded Annuity Separate Account I NYLIAC Multi-Funded Annuity Separate Account II NYLIAC Variable Annuity Separate Account I
                       NYLIAC Variable Annuity Separate Account II
                       NYLIAC Variable Annuity Separate Account III
                       NYLIAC Variable Life Insurance Separate Account NYLIAC Corporate Sponsored Variable Universal Life Separate Account I
                       NYLIAC Institutionally Owned Life Insurance Separate Account

                  (b)


         Name and Principal               Positions and Office with             Positions and Office
         Business Address                 NYLIFE Distributors LLC               with Registrant
         ---------------------            -------------------------             --------------------
         Murdock, Brian A. (2)            Chairman, President                                   None
         Brady, Robert E.(1)              Manager, Managing Director                            None
         Gallo, Michael G.(2)             Manager,                                              None
         Cullen, John A.                  Manager                                               None
         Hebron, Robert J.(2)             Manager, Executive V.P.                               None
         Meyer, John R. (2)               Manager, Executive V.P.                               None
         Schub, Barry A.                  Manager                                               None
         Blunt, Christopher O             Manager, Executive V.P.                               None
         Berlin, Scott L.                 Executive V.P.                                        None
         Fisher, Stephen P.               Senior Managing Director                              None
         Gibson, William F.               Senior Managing Director                              None
         McInerney, Barbara               Senior Managing Director                              None


(1)      169 Lackawanna Avenue, Parsippany, NJ  07054

(2)      51 Madison Avenue, New York, NY  10010

                  (c)  Not Applicable.

Item 28.          Location of Accounts and Records.


                  All records described in Section 31(a) of the Act and the Rules 17 CFR 270.31a-1 to 31a-31 promulgated thereunder, are maintained by the Fund's Investment Adviser, McMorgan & Company LLC, One Bush Street, Suite 800, San Francisco, CA 94104, except for those maintained by the Fund's Custodian, Investors Bank & Trust, and McMorgan Funds' Sub-Adviser, Administrator and Fund Accounting Services Agent, New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054 and 51 Madison Avenue, New York, NY 10010 and the Funds' Transfer Agent, NYLIM Service Company LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054.


Item 29.          Management Services.

                  There are no management-related service contracts not discussed in Part A or Part B.

Item 30.          Undertakings.

                       Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment No. 20 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and State of California on the 17th day of August, 2005.

                                                   McMorgan Funds
                                                   Registrant

                                                   By /s/ Mark R. Taylor
                                                      ------------------
                                                      Mark R. Taylor,
                                                      President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement of McMorgan Funds has been signed below by the following persons in the capacities and on the date indicated.

Signature                       Capacity                                                 Date
-------------------------       ------------------------------------------------         ----
/s/ Mark R. Taylor              President, Principal Executive Officer & Trustee
------------------
Mark R. Taylor

/s/ Kenneth I. Rosenblum*       Chairman & Trustee
-------------------------
Kenneth I. Rosenblum

/s/ Walter B. Rose*             Trustee
-------------------
Walter B. Rose

/s/ Robert C. Daney*            Trustee
--------------------
Robert C. Daney

/s/ Alan Lindquist*             Trustee

Alan Lindquist

/s/ Jeffrey J. Gaboury          Treasurer, Principal Financial Officer
----------------------
Jeffrey J. Gaboury

*By: /s/ Jill S. Kopin, as Attorney-in-Fact
     and Agent pursuant to Power of Attorney

Exhibit 99.B.23(b)

                                 McMorgan Funds

                                     BY-LAWS


                                 AUGUST 17, 2005


         These By-Laws of McMorgan Funds (the "Trust"), a Delaware business trust, are subject to the Trust Instrument of the Trust dated January 18, 2002, as from time to time amended, supplemented or restated (the "Trust Instrument").

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1 Whenever used herein the following terms shall have the following meanings:

                  (a) "1940 Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, all as adopted or amended from time to time;

                  (b) "Board of Trustees" or "Board" shall mean the governing body of the Trust, that is comprised of the number of Trustees of the Trust fixed from time to time pursuant to Article III,
         Section 3.6 of the Trust Instrument, having the powers and duties set forth in Article IV of the Trust Instrument;

                  (c) "By-Laws" shall mean these by-laws of the Trust, as amended or restated from time to time in accordance with Article X hereof;

                  (d) "Interested Person" shall mean an interested person of the Trust, as defined in Section 2(a)(19) of the 1940 Act;

                  (e) "Investment Adviser" or "Adviser" shall mean a Person, as defined below, furnishing services to the Trust pursuant to any investment advisory or investment management contract described in
         Article VI, Section 6.1 of the Trust Instrument;

                  (f) "Person" shall mean a natural person, partnership, limited partnership, trust, estate, association, corporation, organization, custodian, nominee or any other individual or entity in its own or any representative capacity;

                  (g) "Sarbanes-Oxley Act" shall mean the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, all as adopted or amended from time to time.

                  (h) "Shares" shall mean the equal proportionate transferable units of beneficial interest into which the beneficial interest of each Series of the Trust or class thereof shall be divided and may include fractional and whole shares;

                  (i) "Shareholder" shall mean a record owner of Outstanding Shares of the Trust;

                  (j) "Trust" shall refer to McMorgan Funds, and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

                  (k) "Trustee" or "Trustees" shall refer to each signatory to the Trust Instrument as a trustee, so long as such signatory continues in office in accordance with the terms of the Trust Instrument, and all other Persons who may, from time to time, be duly elected or appointed, qualified and serving on the Board of Trustees in accordance with the provisions hereof and the Trust Instrument. Reference herein to a Trustee or the Trustees shall refer to such Person or Persons in such Person's or Persons' capacity as a trustee or trustees hereunder and under the Trust Instrument;

                  (l) "Trust Instrument" shall mean the Trust Instrument of the Trust, as amended or restated from time to time.

                                   ARTICLE II
                                PRINCIPAL OFFICE

                  The principal office of the Trust shall be located in such location as the Board may from time to time determine. The Trust may establish and maintain such other offices and places of business as the Board may from time to time determine.

                                   ARTICLE III
                                    TRUSTEES

         Section 3.1 Vacancies. Vacancies in the Board may be filled by not less than a majority vote of the Trustee(s) then in office, regardless of the number and even if less than a quorum, unless a special meeting of Shareholders is called for the purpose of filling such vacancies, in which case, such vacancies shall be filled in the same manner as an election of Trustees. A Trustee chosen to fill a vacancy shall hold office until such Trustee's successor is duly elected and qualified, unless prior thereto such Trustee for any reason ceases to serve as Trustee. In the event that all Trustee offices become vacant, an authorized officer of the Investment Adviser shall serve as the sole remaining Trustee effective upon the vacancy in the office of the last Trustee, subject to the provisions of the 1940 Act. In such case, the Investment Adviser, as the sole remaining Trustee, shall, as soon as practicable, fill all of the vacancies on the Board; provided, however, that the percentage of Trustees who are not Interested Persons of the Trust shall be no less than that permitted by the 1940 Act and the rules thereunder. Thereupon, the Investment Adviser shall resign as Trustee and a meeting of the Shareholders shall be called, as required by the 1940 Act, for the election of Trustees.

         Section 3.2 Place of Meetings and Meetings by Telephone. All meetings of the Board may be held at any place within or outside the State of Delaware that is designated from time to time by the Board, the Chairman of the Board, or in the absence of the Chairman of the Board, the President, or in the absence of the President, any vice president or other authorized officer of the Trust. In the absence of such a designation, regular meetings shall be held at the offices of the Trust. Any meeting, regular or special, may be held, with respect to one or more participating Trustees, by conference telephone or similar communication equipment, so long as all Trustees participating in the meeting can hear one another, and all such Trustees shall be deemed to be present in person at such meeting.

         Section 3.3 Regular Meetings. Regular meetings of the Board shall be held at such time and place as shall from time to time be fixed by the Board, the Chairman of the Board, or in the absence of the Chairman of the Board, the President, or in the absence of the President, any vice president or other authorized officer of the Trust. Regular meetings may be held without notice.

         Section 3.4 Special Meetings. Special meetings of the Board for any purpose or purposes may be called at any time by any Trustee, the Chairman of the Board, or in the absence of the Chairman of the Board, the President, or in the absence of the President, any vice president or other authorized officer of the Trust.

         Notice of the purpose, time and place of special meetings (or of the time and place for each regular meeting for which notice is given) shall be given personally, sent by first-class mail, courier, cablegram or telegram, charges prepaid, or by facsimile or electronic mail, addressed to each Trustee at that Trustee's address as has been provided to the Trust for purposes of notice. In case the notice is mailed, it shall be deemed to be duly given if deposited in the United States mail at least seven (7) days before the time the meeting is to be held. In case the notice is given personally or is given by courier, cablegram, telegram, facsimile or electronic mail, it shall be deemed to be duly given if delivered at least twenty-four (24) hours before the time of the holding of the meeting. The notice need not specify the place of the meeting if the meeting is to be held at the offices of the Trust.

                  Section 3.5 Waiver of Notice. Whenever notice is required to be given to a Trustee under this Article, a written waiver of notice signed by the Trustee, whether before or after the time notice is required to be given, shall be deemed equivalent to notice. The waiver of notice need not specify the purpose of, or the business to be transacted at, the meeting. All such waivers shall be filed with the records of the Trust or made a part of the minutes of the meeting. Attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting, except when the Trustee attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

                  Section 3.6 Adjournment. A majority of the Trustees present at a meeting of the Board, whether or not a quorum is present, may adjourn such meeting to another time and place. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the meeting prior to adjournment. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. Notice of the time and place of an adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than thirty (30) days after the date of the original meeting, notice of the adjourned meeting shall be given to each Trustee.

                  Section 3.7 Quorum. One-third, but (except at such times as there is only one Trustee) no less than two, of the Trustees shall constitute a quorum at any meeting, except to adjourn as provided in
         Section 3.6 of this Article III. Every act or decision done or made by a majority of the Trustees present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Trustees, subject to the provisions of the Trust Instrument. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Trustees if any action taken is approved by at least a majority of the required quorum for that meeting.

                  Section 3.8 Compensation of Trustees. Trustees may receive from the Trust reasonable compensation for their services and reimbursement of reasonable expenses, as may be determined by the Board. This Section 3.8 shall not be construed to preclude any Trustee from serving the Trust in any other capacity as an officer, agent, employee, or otherwise and receiving compensation and reimbursement of expenses for those services.

                  Section 3.9 Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board at which he is present, or, in the absence of the Chairman, by another Trustee who is not an Interested Person. The Chairman shall coordinate the activities of the Independent Trustees, serve as spokesperson of the Independent Trustees, have the primary responsibility for communicating ideas, issues and recommendations to the Investment Adviser, perform such other functions ordinarily performed by chairmen of open-end investment companies, and have such other powers and functions as determined by the Board.

                                   ARTICLE IV
                                   COMMITTEES

                  Section 4.1 Committees of Trustees. The Board may, by majority vote, designate one or more committees of the Board, each consisting of two (2) or more Trustees, to serve at the pleasure of the Board. The Board may, by majority vote, designate one or more Trustees as alternate members of any such committee who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided by the Board, shall have the authority of the Board, except with respect to:

                  (a) the approval of any action which under the Trust Instrument, these By-Laws or applicable law also requires Shareholder approval or requires approval by a majority of the entire Board or certain members of the Board;

                  (b) the filling of vacancies on the Board or on any committee thereof; provided however, that such committee may nominate Trustees to fill such vacancies, subject to the Trust's compliance with the rules under the 1940 Act upon which the Trust relies that require that: (i) a majority of the Trustees not be Interested Persons ("disinterested Trustees"); (ii) Trustees that are disinterested Trustees be selected and nominated by disinterested Trustees then in office; and (iii) legal counsel, if any, of the disinterested Trustees be independent;

                  (c) the amendment, restatement or repeal of the Trust Instrument or these By-Laws or the adoption of a new Trust Instrument or new By-Laws;

                  (d) the amendment or repeal of any resolution of the Board; or

                  (e) the designation of any other committee of the Board or the members of such committee.

                  Section 4.2 Meetings and Action of Board Committees. Meetings and actions of any committee of the Board shall, to the extent applicable, be held and taken in the manner provided in Article IV of the Trust Instrument and this Article IV of these By-Laws, with such changes in the context thereof as are necessary to substitute the committee and its members for the Board and its members, except that the time of regular meetings of any committee may be determined either by the Board or by the committee. Special meetings of any committee may also be called by resolution of the Board or such committee, and notice of special meetings of any committee shall also be given to all alternate members who shall have the right to attend all meetings of the committee. The Board may from time to time adopt other rules for the governance of any committee.

                  Section 4.3 Advisory Committees. The Board may appoint one or more advisory committees comprised of such number of individuals appointed by the Board who may meet at such time, place and upon such notice, if any, as determined by the Board. Such advisory committees shall have no power to require the Trust to take any specific action.

                                    ARTICLE V
                                    OFFICERS

                  Section 5.1 Officers. The officers of the Trust shall be those listed in this Article V, and such other officers as the Board may from time to time elect. It shall not be necessary for any Trustee or officer to be a holder of Shares in the Trust.

                  Section 5.2 Appointment of Officers. The officers of the Trust shall be appointed by the Board, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

                  Section 5.3 Election of Officers. Two or more offices may be held by a single person. Subject to the provisions of Section
         5.4 hereof, the officers shall hold office until their successors are chosen and qualified and serve at the pleasure of the Board.

                  Section 5.4 Resignations. Any officer of the Trust may resign by filing a written resignation with the Chairman of the Board, the Secretary or the Board, which resignation shall take effect on being so filed or at such later time as may be therein specified.

                  Section 5.5 President. The President shall have the power to grant, issue, execute or sign such powers of attorney, proxies, agreements or other documents as may be deemed advisable or necessary in the furtherance of the interests of the Trust or any Series thereof. He shall also have the power to employ attorneys, accountants and other advisers and agents and counsel for the Trust.

                  Section 5.6 Principal Executive Officer. The Principal Executive Officer shall take such actions as required to be taken by "principal executive officers" of open-end investment companies or persons performing similar functions under the Sarbanes-Oxley Act, the securities laws, and other laws applicable to open-end investment companies. The Principal Executive Officer shall perform such additional duties as the Board or the Chairman of the Board may from time to time designate.

                  Section 5.7 Principal Accounting Officer. The Principal Accounting Officer shall take such actions as required to be taken by "principal accounting officers" of open-end investment companies or persons performing similar functions under the Sarbanes-Oxley Act, the securities laws, and other laws applicable to open-end investment companies. The Principal Accounting Officer shall perform such additional duties as the Board, the Chairman of the Board or the President may from time to time designate.

                  Section 5.8 Treasurer. The Treasurer shall be the principal financial and accounting officer of the Trust. He shall make annual reports regarding the business and condition of the Trust, which reports shall be preserved in Trust records, and he shall furnish such other reports regarding the business and condition of the Trust as the Board may from time to time require.

                  Section 5.9. Chief Compliance Officer. The Chief Compliance Officer shall be the principal compliance officer of the Trust. He shall administer written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act) by the Trust, including policies and procedures that provide for the oversight of compliance by each investment adviser, principal underwriter, administrator, and transfer agent of the Trust.


                  Section 5.10 Secretary. The Secretary shall record in books kept for the purpose all votes and proceedings of the Trustees and the Shareholders at their respective meetings. He shall have the custody of the seal of the Trust. The Secretary shall have the power to grant, issue, execute or sign such powers of attorney, proxies, agreements or other documents as may be deemed advisable or necessary in the furtherance of the interests of the Trust or any Series thereof. The Secretary shall perform such additional duties as the Board, the Chairman of the Board or the President may from time to time designate.


                  Section 5.11 Vice President. Any Vice President of the Trust shall perform such duties as the Board, the Chairman of the Board or the President may from time to time designate.

                  Section 5.12 Assistant Treasurer. Any Assistant Treasurer of the Trust shall perform such duties as the Board, the Treasurer or Chief Financial Officer may from time to time designate, and, in the absence of the Treasurer, the most senior Assistant Treasurer present and able to act may perform all the duties of the Treasurer.

                  Section 5.13 Assistant Secretary. Any Assistant Secretary of the Trust shall perform such duties as the Board or the Secretary may from time to time designate, and, in the absence of the Secretary, the most senior Assistant Secretary present and able to act may perform all the duties of the Secretary.

                  Section 5.14 Subordinate Officers. The Board from time to time may appoint such other officers or agents as they may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as the Board may determine.

                  Section 5.15 Surety Bonds. The Board may require any officer or agent of the Trust to execute a bond (including, without limitation, any bond required by the 1940 Act) in such sum and with such surety or sureties as the Board may determine, conditioned upon the faithful performance of his duties to the Trust including responsibility for negligence and for the accounting of any of the Trust's property, funds or securities that may come into his hands.

                  Section 5.16 Removal. Any officer may be removed from office at any time by the Board. The Chief Compliance Officer may be removed from office at any time only by a majority of Trustees who are not Interested Persons.

                  Section 5.17 Remuneration. The salaries or other compensation, if any, of the officers of the Trust shall be fixed from time to time by resolution of the Board. The salary and other compensation of the Chief Compliance Officer shall be approved by a majority of Trustees who are not Interested Persons.

                                   ARTICLE VI
                             SHAREHOLDERS' MEETINGS

                  Section 6.1 Place of Meeting. All meetings of the Shareholders shall be held at such places as the Board may designate.

                  Section 6.2 Call of Meetings. Meetings of Shareholders may be called at any time by the Board, the Chairman of the Board, the President, any vice president, the secretary, or any two Trustees of the Trust.

                  Section 6.3 Notice of Shareholder Meeting. Notices of any meetings of the Shareholders shall be given by the Secretary by delivering or mailing, postage prepaid, to each Shareholder entitled to vote at said meeting, written or printed notification of such meeting at least fifteen days before the date of the meeting nor more than seventy-five (75) days before the date of the meeting, to such address as may be registered with the Trust by the Shareholder. The notice shall specify the place, date, and hour of the meeting and, to the extent required by the 1940 Act, the purpose or purposes thereof. The notice of any meeting at which Trustees are to be elected also shall include the name of any nominee or nominees who are intended to be presented for election.

                  Section 6.4 Adjourned Meeting; Notice. Any Shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by vote of the holders of Shares entitled to vote holding not less than a majority of the Shares present in person or by proxy at the meeting, or by the President, or in the absence of the President, the Treasurer, Secretary or any Vice President. Any adjournment may be made with respect to any business which might have been transacted at such meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholders' meeting prior to adjournment.

                  When any Shareholders' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless after the adjournment, a new record date is fixed for the adjourned meeting, or unless the adjournment is for more than thirty (30) days after the date of the original meeting, in which case, notice shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 6.3 and 6.4 of this Article VI. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

                  Section 6.5 Waiver of Notice by Consent of Absent Shareholders. Attendance by a Shareholder, in person or by proxy, at a meeting shall constitute a waiver of notice of that meeting with respect to that Shareholder, except when the Shareholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Whenever notice of a Shareholders' meeting is required to be given to a Shareholder under the Trust Instrument or these By-Laws, a written waiver thereof, executed before or after the time notice is required to be given, by such Shareholder or his or her attorney thereunto authorized, shall be deemed equivalent to such notice. The waiver of notice need not specify the purpose of, or the business to be transacted at, the meeting.

                  Notice of any Shareholder meeting need not be given to any Shareholder if a written waiver of notice, executed before or after such meeting, is filed with the record of such meeting, or to any Shareholder who shall attend such meeting in person or by proxy. Notice of adjournment of a Shareholders' meeting to another time or place need not be given, if such time and place are announced at the meeting or reasonable notice is given to persons present at the meeting.

                  Section 6.6 Voting Proxies. Subject to the provisions of the Trust Instrument, Shareholders entitled to vote may vote either in person or by proxy, provided that either (i) an instrument authorizing such proxy to act is executed by the Shareholder in writing and dated not more than eleven months before the meeting, unless the instrument specifically provides for a longer period or (ii) the Board adopts by resolution an electronic, telephonic, computerized or other alternative to execution of a written instrument authorizing the proxy to act, which authorization is received not more than eleven months before the meeting. Proxies shall be delivered to the Secretary of the Trust or other person responsible for recording the proceedings before being voted. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any adjournment of a meeting. A proxy purporting to be exercised by or on behalf of the Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden on proving invalidity shall rest on the challenger. At all meetings of the Shareholders, unless the voting is conducted by inspectors, all questions relating to the qualifications of voters, the validity of proxies, and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Except as otherwise provided herein or in the Trust Instrument, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Shareholders were shareholders of a Delaware corporation.

                  Section 6.7 Inspectors. Before any meeting of Shareholders, the President, or in the absence of the President, any vice president or other authorized officer of the Trust, may appoint any person other than nominees for office to act as inspector at the meeting or any adjournment. If any person appointed as inspector fails to appear or fails or refuses to act, the President, or in the absence of the President, any vice president or other authorized officer of the Trust, shall appoint a person to fill the vacancy. Such appointments may be made by such officers in person or by telephone.

                  The inspector shall:

                  (a) determine the number of Shares and the voting power of each, the Shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

                  (b)      receive votes or ballots;

                  (c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

                  (d)      count and tabulate all votes;

                  (e)      determine when the polls shall close;

                  (f)      determine the result of voting; and

                  (g) do any other acts that may be proper to conduct the election or vote with fairness to all Shareholders.

                                   ARTICLE VII
                          SHARES OF BENEFICIAL INTEREST

                  Section 7.1 Share Certificate. No certificates certifying the ownership of Shares shall be issued except as the Board may otherwise authorize. The Board may issue certificates to a Shareholder of any Series or class thereof for any purpose and the issuance of a certificate to one or more Shareholders shall not require the issuance of certificates generally. In the event that the Board authorize the issuance of Share certificates, such certificate shall be in the form prescribed from time to time by the Board and shall be signed by the President, or a Vice President and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary. Such signatures may be facsimiles if the certificate is signed by a transfer or shareholder services agent or by a registrar, other than a Trustee, officer or employee of the Trust. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Trust with the same effect as if he or she were such officer at the time of its issue.

                  Section 7.2 Loss of Certificate. In case of the alleged loss or destruction or the mutilation of a Share certificate, a duplicate certificate may be issued in place thereof, upon such terms as the Board may prescribe.

                  Section 7.3 Discontinuance of Issuance of Certificates. The Board may at any time discontinue the issuance of Share certificates and may, by written notice to each Shareholder, require the surrender of Share certificates to the Trust or cancellation. Such surrender and cancellation shall not affect the ownership of Shares of the Trust.

                                  ARTICLE VIII
                               INSPECTION OF BOOKS

                  The Board shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any of them shall be open to the inspection of the Shareholders; and no Shareholder shall have any right to inspect any account or book or document of the Trust except as conferred by law or otherwise by the Board.

                                   ARTICLE IX
                                      SEAL

                  The seal of the Trust shall be circular in form bearing the inscription:

                                 "McMorgan Funds
                             THE STATE OF DELAWARE"

                  The form of the seal shall be subject to alteration by the Board and the seal may be used by causing it or a facsimile to be impressed or affixed or printed or otherwise reproduced.

                  Any officer of Trustee of the Trust shall have authority to affix the seal of the Trust to any document, instrument or other paper executed and delivered by or on behalf of the Trust; however, unless otherwise required by the Board, the seal shall not be necessary to be placed on and its absence shall not impair the validity of any document, instrument, or other paper executed by or on behalf of the Trust.

                                    ARTICLE X
                                   AMENDMENTS

                  These By-Laws may be amended from time to time by the Board.

                                   ARTICLE XI
                                    HEADINGS

                  Headings are placed in these By-Laws for convenience of reference only and, in case of any conflict, the text of these By-Laws rather than the headings shall control.

Exhibit 99.B.23(d)(2)

                          INVESTMENT ADVISORY AGREEMENT
                                       FOR
                                  BALANCED FUND

         This Investment Advisory Agreement (the "Agreement") made this ___ day of May 2005, by and between McMorgan Funds, a Delaware Statutory Trust (the "Trust"), on behalf of the Balanced Fund (the "Fund"), and McMorgan & Company LLC, a Delaware limited liability company and registered investment adviser (the "Adviser").

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

         WHEREAS, the Trust wishes to retain the Adviser to provide or to arrange to provide overall management of the Fund, including investment advisory services, in the manner and on the terms and conditions set forth in this Agreement; and

         WHEREAS, the Adviser is willing to provide or to arrange to provide general management and investment advisory services to the Fund;

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

         1. Appointment. The Fund hereby appoints the Adviser to act as investment adviser to provide directly, or arrange third parties to provide, investment advisory and general management services to the Fund, for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such engagement and agrees during such period, at its own expense, to provide, or to arrange to provide, such investment advisory and general management services, and to assume the obligations set forth in this Agreement for the compensation provided for herein. Subject to the supervision of the Board of Trustees of the Trust (the "Board") and the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Adviser may retain any affiliated or unaffiliated investment adviser(s), investment subadviser(s) or other party to perform any or all of the services set forth in this Agreement.

         The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and statement of additional information and applicable law. The Adviser accepts such employment and agrees to render the services and to provide or arrange to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

         2. Duties of Adviser. The Trust employs the Adviser to, either directly or through investment subadvisers, manage the investment and reinvestment of the assets of the Fund, to continuously review, supervise and administer the investment program of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the

Trust's officers and the Board concerning the Adviser's discharge of the foregoing responsibilities. The Fund acknowledges that the Adviser may select and contract with one or more subadvisers to manage all or a portion of the assets of the Fund. The Adviser will manage any portion of the assets of the Fund not so delegated. Should the Adviser delegate any portfolio management responsibilities to a subadviser, the Adviser will be responsible for supervising such subadviser and requiring the subadviser to provide periodic reports to the Board. Under any subadvisory arrangement, the Adviser will remain responsible for the overall supervision of the Fund. The Adviser shall vote proxies solicited by portfolio companies, unless the Adviser, subject to the Trust's and Board's ultimate supervision, delegates this responsibility to one or more subadvisers.

         3. Portfolio Transactions. The Adviser shall, either directly or through investment subadvisers, select or monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to appropriate policies and procedures approved by the Board and communicated to the Adviser, and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, it is understood that the Adviser or a subadviser appointed by the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in reasonable good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the Board and the officers of the Trust such information relating to Fund transactions as they may reasonably request.

         On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate (or direct a subadviser to aggregate) the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         Consistent with Rule 12b-1(h) under the 1940 Act, the Adviser shall have adequate compliance policies and procedures (and verify that any subadviser has adequate compliance policies and procedures) in place to prevent any persons responsible for selecting broker-dealers to effect the Fund's securities transactions from taking into account such broker-dealer's promotion or sale of the Fund, or its promotion or sale of securities of any other registered investment company.

         4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.45% of the Fund's average daily net assets for the month. In the event the Adviser is engaged for a period of less than one month, it shall receive the same monthly fee paid on a pro rata basis. The Adviser may pay a portion or the entire fee that it receives from the Fund to one or more subadvisers. After providing notice to the Fund's Board, the Adviser and a sub-adviser may vary the fee and the other terms of the compensation paid by the Adviser to the sub-adviser. In such case, the new terms shall be disclosed in the Prospectus or Statement of Additional Information, or both.

         5. Expenses. The Adviser (or its affiliates) shall pay all salaries, expenses, and fees of the directors and officers of the Fund who are officers, directors, partners, or employees of the Adviser or its affiliates. The Fund will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement or otherwise agreed upon.

         The Adviser may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are not the responsibility of the Adviser under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any fee withheld pursuant to this paragraph from the Adviser shall be reimbursed by the Fund to the Adviser in the first, second or third (or all) fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the applicable succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Adviser has agreed.

         6. Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

         7. Books and Records. The Adviser shall maintain, either directly or through investment subadvisers, in the form and for the periods required by Rule 31a-2 of the 1940 Act, all the records relating to the Fund's investments that are required to be maintained by the Fund pursuant to paragraphs (b)(5), (b)(6),
(b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 of the 1940 Act. The Adviser agrees that all records that it maintains for the Fund are the property of that Fund, and it will surrender promptly to that Fund any of such records upon the Fund's request.

         8. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as the services it provides to the Fund are not impaired thereby. The Trust's employment of the Adviser is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

         9. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser or its officers, trustees or employees of their obligations and duties hereunder, the Adviser shall not be liable to the Trust, the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or in any other provision of the 1940 Act or the rules thereunder.

         The Adviser agrees to indemnify and defend the Trust and its officers and Trustees for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust's Registration Statement, any proxy statement, or other communication to current or prospective investors in the Fund, or for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Trust shall indemnify and hold harmless the Adviser, and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement, provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

         No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the 1940 Act.

         10. Duration and Termination. This Agreement shall not become effective unless and until it is approved by the Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of the Fund. This Agreement shall become effective on the date which it is so approved. The Agreement shall continue in effect for one year and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board, or by the vote of a majority of outstanding votes attributable to the shares of the Fund; and (b) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the Fund, or by the Adviser, on 60 days written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

         As used in this Section 10, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

         11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, provided that the basic agreement is not thereby impaired and the Agreement continues to conform with applicable law.

         12. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         14. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at One Bush Street, Suite 800, San Francisco, California 94104; or (2) to the Fund at One Bush Street, Suite 800, San Francisco, California 94104.

         15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this __ day of May, 2005.


ATTEST                              BALANCED FUND


                                    By:

                                    --------------------------------------
Teresa Matzelle                     Mark R. Taylor, President


ATTEST                              McMORGAN & COMPANY LLC


                                    By:

                                    --------------------------------------
Teresa Matzelle                     James M. Moss, Chief Executive Officer

Exhibit 99.B.23(d)(2)

                          INVESTMENT ADVISORY AGREEMENT
                                       FOR
                             EQUITY INVESTMENT FUND

         This Investment Advisory Agreement (the "Agreement") made this ___ day of May 2005, by and between McMorgan Funds, a Delaware Statutory Trust (the "Trust"), on behalf of the Equity Investment Fund (the "Fund"), and McMorgan & Company LLC, a Delaware limited liability company and registered investment adviser (the "Adviser").

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

         WHEREAS, the Trust wishes to retain the Adviser to provide or to arrange to provide overall management of the Fund, including investment advisory services, in the manner and on the terms and conditions set forth in this Agreement; and

         WHEREAS, the Adviser is willing to provide or to arrange to provide general management and investment advisory services to the Fund;

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

         1. Appointment. The Fund hereby appoints the Adviser to act as investment adviser to provide directly, or arrange third parties to provide, investment advisory and general management services to the Fund, for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such engagement and agrees during such period, at its own expense, to provide, or to arrange to provide, such investment advisory and general management services, and to assume the obligations set forth in this Agreement for the compensation provided for herein. Subject to the supervision of the Board of Trustees of the Trust (the "Board") and the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Adviser may retain any affiliated or unaffiliated investment adviser(s), investment subadviser(s) or other party to perform any or all of the services set forth in this Agreement.

         The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and statement of additional information and applicable law. The Adviser accepts such employment and agrees to render the services and to provide or arrange to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

         2. Duties of Adviser. The Trust employs the Adviser to, either directly or through investment subadvisers, manage the investment and reinvestment of the assets of the Fund, to continuously review, supervise and administer the investment program of the Fund, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and the Board concerning the Adviser's discharge of the foregoing responsibilities. The Fund acknowledges that the Adviser may select and contract with one or more subadvisers to manage all or a portion of the assets of the Fund. The Adviser will manage any portion of the assets of the Fund not so delegated. Should the Adviser delegate any portfolio management responsibilities to a subadviser, the Adviser will be responsible for supervising such subadviser and requiring the subadviser to provide periodic reports to the Board. Under any subadvisory arrangement, the Adviser will remain responsible for the overall supervision of the Fund. The Adviser shall vote proxies solicited by portfolio companies, unless the Adviser, subject to the Trust's and Board's ultimate supervision, delegates this responsibility to one or more subadvisers.

         3. Portfolio Transactions. The Adviser shall, either directly or through investment subadvisers, select or monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to appropriate policies and procedures approved by the Board and communicated to the Adviser, and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, it is understood that the Adviser or a subadviser appointed by the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in reasonable good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the Board and the officers of the Trust such information relating to Fund transactions as they may reasonably request.

         On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate (or direct a subadviser to aggregate) the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         Consistent with Rule 12b-1(h) under the 1940 Act, Tthe Adviser shall have adequate compliance policies and procedures (and verify that any subadviser has adequate compliance policies and procedures) in place to prevent any persons responsible for selecting broker-dealers to effect the Fund's securities transactions from taking into account such broker-dealer's promotion or sale of the Fund, or its promotion or sale of securities of any other registered investment company.

         4. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month, a monthly fee of one twelfth of 0.50% of the Fund's average daily net assets for the month. In the event the Adviser is engaged for a period of less than one month, it shall receive the same monthly fee paid on a pro rata basis. The Adviser may pay a portion or the entire fee that it receives from the Fund to one or more subadvisers. After providing notice to the Fund's Board, the Adviser and a sub-adviser may vary the fee and the other terms of the compensation paid by the Adviser to the sub-adviser. In such case, the new terms shall be disclosed in the Prospectus or Statement of Additional Information, or both.

         5. Expenses. The Adviser (or its affiliates) shall pay all salaries, expenses, and fees of the directors and officers of the Fund who are officers, directors, partners, or employees of the Adviser or its affiliates. The Fund will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement or otherwise agreed upon.

         The Adviser may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are not the responsibility of the Adviser under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any fee withheld pursuant to this paragraph from the Adviser shall be reimbursed by the Fund to the Adviser in the first, second or third (or all) fiscal year next succeeding the fiscal year of the withholding to the extent permitted by the applicable state law if the aggregate expenses for the applicable succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Adviser has agreed.

         6. Reports. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

         7. Books and Records. The Adviser shall maintain, either directly or through investment subadvisers, in the form and for the periods required by Rule 31a-2 of the 1940 Act, all the records relating to the Fund's investments that are required to be maintained by the Fund pursuant to paragraphs (b)(5), (b)(6),
(b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 of the 1940 Act. The Adviser agrees that all records that it maintains for the Fund are the property of that Fund, and it will surrender promptly to that Fund any of such records upon the Fund's request.

         8. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as the services it provides to the Fund are not impaired thereby. The Trust's employment of the Adviser is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein.

         9. Liability of Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser or its officers, trustees or employees of their obligations and duties hereunder, the Adviser shall not be liable to the Trust, the Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in
Section 36(b) of the 1940 Act
concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or in any other provision of the 1940 Act or the rules thereunder.

         The Adviser agrees to indemnify and defend the Trust and its officers and Trustees for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust's Registration Statement, any proxy statement, or other communication to current or prospective investors in the Fund, or for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Trust shall indemnify and hold harmless the Adviser, and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement, provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

         No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the 1940 Act.

         10. Duration and Termination. This Agreement shall not become effective unless and until it is approved by the Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of the Fund. This Agreement shall become effective on the date which it is so approved. The Agreement shall continue in effect for twoone years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board, or by the vote of a majority of outstanding votes attributable to the shares of the Fund; and (b) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the Fund, or by the Adviser, on 60 days written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

         As used in this Section 10, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

         11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, provided that the basic agreement is not thereby impaired and the Agreement continues to conform with applicable law.

         12. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         14. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at One Bush Street, Suite 800, San Francisco, California 94104; or (2) to the Fund at One Bush Street, Suite 800, San Francisco, California 94104.

         15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this __ day of May, 2005.


ATTEST                              EQUITY INVESTMENT FUND


                                    By:


                                    --------------------------------------
Teresa Matzelle                     Mark R. Taylor, President


ATTEST                              McMORGAN & COMPANY LLC


                                    By:


                                    --------------------------------------
Teresa Matzelle                     James M. Moss, Chief Executive Officer

Exhibit 99.B.23(d)(4)

                             SUB-ADVISORY AGREEMENT
                              FOR THE BALANCED FUND

         This Sub-Advisory Agreement (the "Agreement") made this ___ day of May, 2005, by and between McMorgan & Company LLC, a Delaware limited liability company (the "Adviser"), on behalf of McMorgan Funds (the "Trust") and the Balanced Fund (the "Fund"), a series of the Trust, and New York Life Investment Management LLC, a Delaware limited liability company (the "Sub-Adviser").

         WHEREAS, the Adviser and Sub-Adviser are each wholly-owned subsidiaries of New York Life Investment Management Holdings, LLC;

         WHEREAS, the Adviser has entered into the Investment Advisory Agreement, dated May __, 2005 (the "Advisory Agreement"), with the Trust;

         WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide certain investment advisory and related administrative services to the Fund;

         WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to one or more subadvisers; and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services with respect to the Fund and the Sub-Adviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

         1. Appointment. The Adviser hereby appoints the Sub-Adviser as an investment subadviser with respect to the equity portion of the Fund's investment portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Duties as Sub-Adviser. Subject to the supervision of the Board of Trustees of the Trust (the "Board") and the Adviser, the Sub-Adviser shall manage the investment operations and composition of the equity portion of the Fund's investment portfolio, as set forth in Schedule A of this Agreement, including the purchase, retention and disposition of securities therein, in accordance with the investment objectives, policies and restrictions of the Fund, as specified in the currently effective Prospectus and Statement of Additional Information (as hereinafter defined) of the Trust, and subject to the following understandings.

            (a) The Sub-Adviser shall provide supervision of the equity portion of the Fund's investment portfolio and shall determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund.

            (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement.

            (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, By-Laws, and Prospectus and Statement of Additional Information of the Trust and with the instructions and directions of the Board and the Adviser and will conform to and comply with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and all other applicable federal and state laws and regulations.

            (d) The Sub-Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to appropriate policies and procedures approved by the Board and communicated to the Sub-Adviser, and to the extent authorized by
Section 28(e) of the Securities Exchange Act of 1934, it is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determines in reasonable good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Sub-Adviser will promptly communicate to the Board and the officers of the Trust such information relating to Fund transactions as they may reasonably request.

         On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         Consistent with Rule 12b-1(h) under the 1940 Act, tThe Sub-Adviser shall have adequate compliance policies and procedures in place to prevent any persons responsible for selecting broker-dealers to effect the Fund's securities transactions from taking into account such broker-dealer's promotion or sale of the Fund, or its promotion or sale of securities of any other registered investment company.

            (e) The Sub-Adviser shall maintain all books and records with respect to the Fund's securities transactions required by sub-paragraphs (b)(5),
(6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the rules thereunder and shall render to the Adviser and to the Board such periodic and special reports as the Adviser or the Board may reasonably request.

            (f) The Sub-Adviser shall provide the Fund's custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

            (g) The Sub-Adviser shall vote proxies solicited by portfolio companies, subject to the Trust's and Board's ultimate supervision.The Adviser shall vote proxies solicited by portfolio companies, unless the Adviser, subject to the Trust's and Board's ultimate supervision, delegates this responsibility to the Sub-Adviser.

         3. Sub-Adviser Personnel. The Sub-Adviser shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they are elected or appointed. Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of such Trustees, officers, or employees.

         4. Books and Records. The Sub-Adviser shall keep the Fund's books and records required to be maintained by it, pursuant to paragraph 2 hereof. The Sub-Adviser agrees that all records that it maintains for the Fund are the property of that Fund, and it will surrender promptly to that Fund any of such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser pursuant to paragraph 2 hereof.

         5. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar or different services to others so long as its services under this Agreement are not impaired thereby.

         6. Documents. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

            (a) Certificate of the Trust, and Trust Instrument of the Trust;

            (b) By-Laws of the Trust;

            (c) Certified Resolutions of the Board authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

            (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and the Fund's Shares and all amendments thereto;

            (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

            (f) Each Prospectus and Statement of Additional Information of the Trust.

         7. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund, or the Adviser.

         8. Compensation. For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Adviser shall pay to the Sub-Adviser within 10 business days after the end of each calendar month, a monthly fee of one twelfth of 0.25% of the Fund's average daily net assets for the month. If, however, the Adviser, pursuant to the terms of the Advisory Agreement, is required to reimburse the Fund for expenses or waive any expense for the Fund, then an amount equal to 50% of such reimbursement or waiver shall be deducted from the fee paid to the Sub-Adviser. After providing notice to the Fund's Board, the Adviser and Sub-Adviser may vary the fee and the other terms of the compensation paid by the Adviser to the Sub-Adviser. In such case, the new terms shall be set forth in an amendment to this Agreement and disclosed in the Prospectus or Statement of Additional Information, or both.

         9. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or its officers, trustees or employees, of any of their obligations and duties under this Agreement (together, "disabling conduct"), Sub-Adviser shall not be liable to the Adviser, the Fund, the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or in any other provision of the 1940 Act or the rules thereunder.

         Sub-Adviser agrees to indemnify and defend the Adviser, its officers, directors, employees and any person who controls the Adviser, and the Trust, and its officers and Trustees, for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of: (a) any disabling conduct on the part of the Sub-Adviser, or (b) any actual or alleged material misstatement or omission in the Trust's Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure about Sub-Adviser provided to Adviser by Sub-Adviser.

         Adviser agrees to indemnify and defend the Sub-Adviser, its officers, directors, employees and any person who controls the Sub-Adviser for any loss or expense (including ATTORNEYS' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust's Registration Statement, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to Adviser or the Trust by Sub-Adviser).

         10. Duration and Termination. This Agreement shall not become effective unless and until it is approved by the Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of the Fund. This Agreement shall become effective on the date which it is so approved. The Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board, or by the vote of a majority of outstanding votes attributable to the shares of the Portfolio; and (b) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. The Agreement shall continue in effect for one year and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval; or (b) the vote of a majority of outstanding voting securities of the Fund.

         This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the Fund, by the Adviser, or by the Sub-Adviser, on 60 days written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

         As used in this Section 10, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

         11. Other Business. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers, or employees who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, trust, firm, individual or association.

         12. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law..

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         14. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at One Bush Street, Suite 800, San Francisco, California 94104; or (2) to the Sub-Adviser at 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

         15. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, provided that the basic agreement is not thereby impaired and the Agreement continues to conform with applicable law.

         16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

                                   Schedule A

         Management of the McMorgan Balanced Fund's Portfolio Securities

The portfolio management responsibilities of the McMorgan Balanced Fund shall be divided as follows:



               Advisor                        Types of Securities and Other Assets
----------------------------------------    ----------------------------------------
McMorgan Company LLC                        o  Fixed Income
                                            o  Cash and Other Short-Term Instruments
New York Life Investment Management, LLC    o  Equity Securities

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                        NEW YORK LIFE INVESTMENT MANAGEMENT LLC

                                        By:
                                            ------------------------------------
                                        Name:   Gary Wendlandt
                                        Title:  Chairman


                                        McMORGAN & COMPANY LLC

                                        By:
                                            ------------------------------------
                                        Name:   James M. Moss
                                        Title:  Chief Executive Officer

Exhibit 99.B.23(d)(5)
                             SUB-ADVISORY AGREEMENT
                         FOR THE EQUITY INVESTMENT FUND

         This Sub-Advisory Agreement (the "Agreement") made this ___ day of May, 2005, by and between McMorgan & Company LLC, a Delaware limited liability company (the "Adviser"), on behalf of McMorgan Funds (the "Trust") and the Equity Investment Fund (the "Fund"), a series of the Trust, and New York Life Investment Management LLC, a Delaware limited liability company (the "Sub-Adviser").

         WHEREAS, the Adviser and Sub-Adviser are each wholly-owned subsidiaries of New York Life Investment Management Holdings, LLC;

         WHEREAS, the Adviser has entered into the Investment Advisory Agreement, dated May __, 2005 (the "Advisory Agreement"), with the Trust;

         WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide certain investment advisory and related administrative services to the Fund;

         WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to one or more subadvisers; and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services with respect to the Fund and the Sub-Adviser is willing to furnish such services;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

         1. Appointment. The Adviser hereby appoints the Sub-Adviser as an investment subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Duties as Sub-Adviser. Subject to the supervision of the Board of Trustees of the Trust (the "Board") and the Adviser, the Sub-Adviser shall manage the investment operations of the Fund and the composition of the portfolio of the Fund, including the purchase, retention and disposition of securities therein, in accordance with the investment objectives, policies and restrictions of the Fund, as specified in the currently effective Prospectus (as hereinafter defined)and Statement of Additional Information of the Trust, and subject to the following understandings.

            (a) The Sub-Adviser shall provide supervision of the Fund's investments and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund.

            (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement.

            (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, By-Laws and, Prospectus and Statement of Additional Information (each as herein defined) of the Trust and with the instructions and directions of the Board and the Adviser and will conform to and comply with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act") and all other applicable federal and state laws and regulations.

            (d) The Sub-Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to appropriate policies and procedures approved by the Board and communicated to the Sub-Adviser, and to the extent authorized by
Section 28(e) of the Securities Exchange Act of 1934, it is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determines in reasonable good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Sub-Adviser will promptly communicate to the Board and the officers of the Trust such information relating to Fund transactions as they may reasonably request.

         On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         Consistent with Rule 12b-1(h) under the 1940 Act, The Sub-Adviser shall have adequate compliance policies and procedures in place to prevent any persons responsible for selecting broker-dealers to effect the Fund's securities transactions from taking into account such broker-dealer's promotion or sale of the Fund, or its promotion or sale of securities of any other registered investment company.

            (e) The Sub-Adviser shall maintain all books and records with respect to the Fund's securities transactions required by sub-paragraphs (b)(5),
(6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act and any other books and records required to be maintained by it under the 1940 Act and the rules thereunder and shall render to the Adviser and to the Board such periodic and special reports as the Adviser or the Board may reasonably request.

            (f) The Sub-Adviser shall provide the Fund's custodian on each business day with information relating to the execution of all portfolio transactions pursuant to standing instructions.

            (g) The Sub-Adviser shall vote proxies solicited by portfolio companies, unless the Adviser, subject to the Trust's and Board's ultimate supervision, delegates this responsibility to the Sub-Adviser.

         3. Sub-Adviser Personnel. The Sub-Adviser shall authorize and permit any of its directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they are elected or appointed. Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of such Trustees, officers, or employees.

         4. Books and Records. The Sub-Adviser shall keep the Fund's books and records required to be maintained by it, pursuant to paragraph 2 hereof. The Sub-Adviser agrees that all records that it maintains for the Fund are the property of that Fund, and it will surrender promptly to that Fund any of such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser pursuant to paragraph 2 hereof.

         5. Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar or different services to others so long as its services under this Agreement are not impaired thereby.

         6. Documents. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

            (a) Certificate of the Trust, and Trust Instrument of the Trust;

            (b) By-Laws of the Trust;

            (c) Certified Resolutions of the Board authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

            (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and the Fund's Shares and all amendments thereto;

            (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

            (f) Each Prospectus and Statement of Additional Information of the Trust.

         7. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Fund, or the Adviser.

         8. Compensation. For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Adviser shall pay to the Sub-Adviser within 10 business days after the end of each calendar month, a monthly fee of one twelfth of 0.25% of the Fund's average daily net assets for the month. If, however, the Adviser, pursuant to the terms of the Advisory Agreement, is required to reimburse the Fund for expenses or waive any expense for the Fund, then an amount equal to 50% of such reimbursement or waiver shall be deducted from the monthly fee paid to the Sub-Adviser. After providing notice to the Fund's Board, the Adviser and Sub-Adviser may vary the fee and the other terms of the compensation paid by the Adviser to the Sub-Adviser. In such case, the new terms shall be set forth in an amendment to this Agreement and disclosed in the Prospectus or Statement of Additional Information, or both.

         9. Liability. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Sub-Adviser or its officers, trustees or employees, of any of their obligations and duties under this Agreement (together, "disabling conduct"), Sub-Adviser shall not be liable to the Adviser, the Fund, the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or in any other provision of the 1940 Act or the rules thereunder..

         Sub-Adviser agrees to indemnify and defend the Adviser, its officers, directors, employees and any person who controls the Adviser, and the Trust, and its officers and Trustees, for any loss or expense (including attorneys' fees) arising out of any claim, demand, action, suit or proceeding arising out of: (a) any disabling conduct on the part of the Sub-Adviser, or (b) any actual or alleged material misstatement or omission in the Trust's Registration Statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure about Sub-Adviser provided to Adviser by Sub-Adviser.

         Adviser agrees to indemnify and defend the Sub-Adviser, its officers, directors, employees and any person who controls the Sub-Adviser for any loss or expense (including ATTORNEYS' fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust's Registration Statement, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to Adviser or the Trust by Sub-Adviser).

         10. Duration and Termination. This Agreement shall not become effective unless and until it is approved by the Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of the Fund. This Agreement shall become effective on the date which it is so approved. The Agreement shall continue in effect for twoone years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board, including, or by the vote of a majority of outstanding votes attributable to the shares of the Portfolio; and (b) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval; or (b) the vote of a majority of outstanding voting securities of the Fund..

         This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the Fund, by the Adviser, or by the Sub-Adviser, on 60 days written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

         As used in this Section 10, the terms "assignment", "interested person", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

         11. Other Business. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers, or employees who may also be a Trustee, officer, or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, trust, firm, individual or association.

         12. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

         14. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at One Bush Street, Suite 800, San Francisco, California 94104; or (2) to the Sub-Adviser at 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

         15. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, provided that the basic agreement is not thereby impaired and the Agreement continues to conform with applicable law.

         16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                        NEW YORK LIFE INVESTMENT MANAGEMENT LLC

                                        By:
                                            ------------------------------------
                                        Name:   Gary Wendlandt
                                        Title:  Chairman


                                        McMORGAN & COMPANY LLC

                                        By:
                                            ------------------------------------
                                        Name:   James M. Moss
                                        Title:  Chief Executive Officer

                                                              Exhibit 99.B.23(g)

                           MASTER CUSTODIAN AGREEMENT

         AGREEMENT made as of the 30th day of June, 2005, between each Fund listed on Appendix A (each a Fund and collectively "the Funds"), and INVESTORS BANK & TRUST COMPANY, a Massachusetts trust company (the "Bank").

         Each Fund, an open-end management investment company on behalf of its respective portfolios/series listed on Appendix A hereto (as such Appendix A may be amended from time to time) (each a "Portfolio" and collectively, the "Portfolios"), desires to place and maintain all of its portfolio securities and cash in the custody of the Bank. The Bank meets the qualifications required by
Section 17(f)(1) of the Investment Company Act of 1940, as amended (the "1940 Act"), to act as custodian of the portfolio securities and cash of each Fund, and has indicated its willingness to so act, subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto agree as follows:

         1. Bank Appointed Custodian. Each Fund hereby appoints the Bank as custodian of its portfolio securities and cash delivered to the Bank as hereinafter described and the Bank agrees to act as such upon the terms and conditions hereinafter set forth. For the services rendered pursuant to this Agreement, each Fund agrees to pay to the Bank fees as may be agreed to from time to time in writing between the parties.

         2. Definitions. Whenever used herein, the terms listed below will have the following meaning:

         2.1 Authorized Person. Authorized Person will mean any of the persons duly authorized to give Proper Instructions or otherwise act on behalf of the Fund by appropriate resolution of its Board, and set forth in a certificate as required by Section 4 hereof.

         2.2 Board. Board will mean the Board of Directors or the Board of Trustees of each Fund, as the case may be.

         2.3 Security. The term security as used herein will have the same meaning assigned to such term in the 1940 Act, including, without limitation, any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

         2.4 Portfolio Security. Portfolio Security will mean any security owned by a Fund.

         2.5 Officers' Certificate. Officers' Certificate will mean, unless otherwise indicated, any request, direction, instruction, or certification in writing signed by any two Authorized Persons of a Fund.

         2.6 Book-Entry System. Book-Entry System shall mean the Federal Reserve-Treasury Department Book Entry System for United States government, instrumentality and agency securities operated by the Federal Reserve Bank, its successor or successors and its nominee or nominees.

         2.7 Depository. Depository shall mean The Depository Trust Company ("DTC"), a clearing agency registered with the Securities and Exchange Commission under Section 17A of the Securities Exchange Act of 1934, as amended ("Exchange Act"), its successor or successors and its nominee or nominees. The term "Depository" shall further mean and include any other person authorized to act as a depository under the 1940 Act, its successor or successors and its nominee or nominees, specifically identified in a certified copy of a resolution of the Board.

         2.8 Proper Instructions. Unless otherwise provided in this agreement, the Bank shall act only upon Proper Instructions. Proper Instructions shall mean
(i) instructions regarding the purchase or sale of Portfolio Securities, and payments and deliveries in connection therewith, given by an Authorized Person, such instructions to be given in such form and manner as the Bank and a Fund shall agree upon from time to time, and (ii) instructions (which may be continuing instructions) regarding other matters signed by an Authorized Person. Oral instructions will be considered Proper Instructions if the Bank reasonably believes them to have been given by an Authorized Person. Each Fund shall cause all oral instructions to be promptly confirmed in writing by an Authorized Person. The Bank shall act upon and comply with any subsequent Proper Instruction which modifies a prior instruction and the sole obligation of the Bank with respect to any follow-up or confirming instruction shall be to make reasonable efforts to detect any discrepancy between the original instruction and such confirmation and to report such discrepancy to the Authorized Persons of the Fund. Each Fund shall be responsible, at the Fund's expense, for taking any action, including any reprocessing, necessary to correct any such discrepancy or error, and to the extent such action requires the Bank to act, the Fund shall give the Bank specific Proper Instructions as to the action required. Upon receipt by the Bank of an Officers' Certificate as to the authorization by the Board accompanied by a detailed description of procedures approved by a Fund, Proper Instructions may include communication effected directly between electro-mechanical or electronic devices provided that the Board and the Bank agree in writing that such procedures afford adequate safeguards for the Fund's assets.

         3.1 Separate Accounts. Since each Fund has more than one Portfolio, the Bank will segregate the assets of each Portfolio to which this Agreement relates into a separate account for each such Portfolio containing the assets of such Portfolio (and all investment earnings thereon). Unless the context otherwise requires, any reference in this Agreement to any actions to be taken by a Fund shall be deemed to refer to the Fund acting on behalf of one or more of its Portfolios. Any reference in this Agreement to any assets of the Fund, including, without limitation, any portfolio securities and cash and earnings thereon, shall be deemed to refer only to assets of the applicable Portfolio, any duty or obligation of the Bank hereunder to the Fund shall be deemed to refer to duties and obligations with respect to such individual Portfolio and any obligation or liability of the Fund hereunder shall be binding only with respect to such individual Portfolio, and shall be discharged only out of the assets of such Portfolio.

         3.2 Reports. The Bank shall make available to each Fund each business day as soon as practicable, typically by 7:00 p.m. EST, all transaction activity posted on each separate account of the Funds for their respective Portfolios, either hereunder or with any sub-custodian appointed in accordance with this Agreement during said day, together with historical transaction activity for such Fund. At least monthly and from time to time, the Bank will furnish each Fund with a detailed statement, on a per Portfolio basis, of the Securities and moneys held by the Bank for the Fund.

         4. Certification as to Authorized Persons. The Secretary or Assistant Secretary of each Fund will at all times maintain on file with the Bank his or her certification to the Bank, in such form as may be acceptable to the Bank, of
(i) the names and signatures of the Authorized Persons and (ii) the names of the members of the Board, it being understood that upon the occurrence of any change in the information set forth in the most recent certification on file (including without limitation any person named in the most recent certification who is no longer an Authorized Person as designated therein), the Secretary or Assistant Secretary of the Fund will sign a new or amended certification setting forth the change and the new, additional or omitted names or signatures. The Bank will be entitled to rely and act upon any Officers' Certificate given to it by the Fund which has been signed by Authorized Persons named in the most recent certification received by the Bank.

         5.1 Custody of Cash. As custodian for the Funds, the Bank will open and maintain a separate account or accounts in the name of each Fund and each Portfolio thereof or in the name of the Bank, as Custodian of the Fund, and will deposit to the account of the Fund all of the cash of the Fund, except for cash held by a subcustodian appointed pursuant to Sections 13.2 or 13.3 hereof, including borrowed funds, delivered to the Bank, subject only to draft or order by the Bank acting pursuant to the terms of this Agreement. Pursuant to the Bank's internal policies regarding the management of cash accounts, the Bank may segregate certain portions of the cash of the Fund into a separate savings deposit account upon which the Bank reserves the right to require seven (7) days notice prior to withdrawal of cash from such an account. Upon receipt by the Bank of Proper Instructions (which may be continuing instructions) or in the case of payments for redemptions and repurchases of outstanding shares of common stock of a Fund, notification from the Fund's transfer agent as provided in
Section 7, requesting such payment, designating the payee or the account or accounts to which the Bank will release funds for deposit, and stating that it is for a purpose permitted under the terms of this Section 5, specifying the applicable subsection, the Bank will make payments of cash held for the accounts of the Fund, insofar as funds are available for that purpose, only as permitted in subsections (a) through (g) below.

         (a) Purchase of Securities. Upon the purchase of securities for a Fund, against contemporaneous receipt of such securities by the Bank or against delivery of such securities to the Bank in accordance with generally accepted settlement practices and customs in the jurisdiction or market in which the transaction occurs registered in the name of the Fund or a nominee of the Fund or in the name of, or properly endorsed and in form for transfer to, the Bank, or a nominee of the Bank, or receipt for the account of the Bank pursuant to the provisions of Section 6 below, each such payment to be made at the purchase price shown on a broker's confirmation (or transaction report in the case of Book Entry Paper (as that term is defined in Section 6.6 hereof)) of purchase of the securities received by the Bank before such payment is made, as confirmed in the Proper Instructions received by the Bank before such payment is made;

         (b) Redemptions. In such amount as may be necessary for the repurchase or redemption of common shares of each Fund offered for repurchase or redemption in accordance with Section 7 of this Agreement;

         (c) Distributions and Expenses of Fund. For the payment on the account of a Fund of dividends or other distributions to shareholders as may from time to time be declared by the Board, interest, taxes, management or supervisory fees, distribution fees, fees of the Bank for its services hereunder and reimbursement of the expenses and liabilities of the Bank, fees of any transfer agent, fees for legal, accounting, and auditing services, or other operating expenses of the Fund;

         (d) Payment in Respect of Securities. For payments in connection with the conversion, exchange or surrender of Portfolio Securities or securities subscribed to by a Fund held by or to be delivered to the Bank;

         (e) Repayment of Loans. To repay loans of money made to the Fund, but in the case of final payment, only upon redelivery to the Bank of any Portfolio Securities pledged or hypothecated therefor and upon surrender of documents evidencing the loan;

         (f) Repayment of Cash. To repay the cash delivered to a Fund for the purpose of collateralizing the obligation to return to the Fund certificates borrowed from the Fund representing Portfolio Securities, but only upon redelivery to the Bank of such borrowed certificates;

         (g) Foreign Exchange Transactions.

                (i) For payments in connection with foreign exchange contracts or options to purchase and sell foreign currencies for spot and future delivery (collectively, "Foreign Exchange Agreements") which may be entered into by the Bank on behalf of a Fund upon the receipt of Proper Instructions, such Proper Instructions to specify the currency broker or banking institution (which may be the Bank, or any other subcustodian or agent hereunder, acting as principal) with which the contract or option is made, and the Bank shall have no duty with respect to the selection of such currency brokers or banking institutions with which the Fund deals or for their failure to comply with the terms of any contract or option.

                (ii) In order to secure any payments in connection with Foreign Exchange Agreements which may be entered into by the Bank pursuant to Proper Instructions, each Fund agrees that the Bank shall have a continuing lien and security interest, to the extent of any payment due under any Foreign Exchange Agreement with respect to a Portfolio, in and to any property at any time held by the Bank for the Portfolio's benefit or in which the Portfolio has an interest and which is then in the Bank's possession or control (or in the possession or control of any third party acting on the Bank's behalf). Such payment liability and the concomitant liens and security interests are not permitted to exceed a value equal to 33 1/3% of a Portfolio's total assets. Each Fund authorizes the Bank, in the Bank's sole discretion, at any time to charge any such payment due under any Foreign Exchange Agreement against any balance of account standing to the credit of the Fund on the Bank's books;

         (h) Other Authorized Payments. For other authorized transactions of a Fund, or other obligations of a Fund incurred for proper Fund purposes; provided that before making any such payment the Bank will also receive a certified copy of a resolution of the Board signed by an Authorized Person (other than the Person certifying such resolution) and certified by its Secretary or Assistant Secretary, naming the person or persons to whom such payment is to be made, and either describing the transaction for which payment is to be made and declaring it to be an authorized transaction of the Fund, or specifying the amount of the obligation for which payment is to be made, setting forth the purpose for which such obligation was incurred and declaring such purpose to be a proper corporate purpose; or

         (i) Termination. Upon the termination of this Agreement as hereinafter set forth pursuant to Section 8 and Section 15 of this Agreement.

         5.2 Pledge or Encumbrance of Securities or Cash. Except as provided in this Agreement, the Bank may not pledge, assign, hypothecate or otherwise encumber securities or cash of the Fund held in the Fund's account without the Fund's prior written consent.

         6.  Securities.

         6.1 Segregation and Registration. Except as otherwise provided herein, and except for securities to be delivered to any subcustodian appointed pursuant to Sections 13.2 or 13.3 hereof, the Bank as custodian will receive and hold pursuant to the provisions hereof, in a separate account or accounts and physically segregated at all times from those of other persons, any and all Portfolio Securities which may now or hereafter be delivered to it by or for the account of a Fund or in the name of its nominee. All such Portfolio Securities will be held or disposed of by the Bank for, and subject at all times to, the instructions of the Fund pursuant to the terms of this Agreement. Subject to the specific provisions herein relating to Portfolio Securities that are not physically held by the Bank, the Bank will register all Portfolio Securities (unless otherwise directed by Proper Instructions or an Officers' Certificate), in the name of a registered nominee of the Bank as defined in the Internal Revenue Code and any Regulations of the Treasury Department issued thereunder for the benefit of the Fund, and will execute and deliver all such certificates in connection therewith as may be required by such laws or regulations or under the laws of any state.

         Each Fund will from time to time furnish to the Bank appropriate instruments to enable it to hold or deliver in proper form for transfer, or to register in the name of its registered nominee, any Portfolio Securities that may from time to time be registered in the name of the Fund.

         6.2 Voting and Proxies. Neither the Bank nor any nominee of the Bank will vote any of the Portfolio Securities held hereunder, except in accordance with Proper Instructions or an Officers' Certificate. The Bank will promptly execute and deliver, or cause to be executed and delivered, to the Fund or its agent for purposes of voting proxies all notices, proxies and proxy soliciting materials delivered to the Bank with respect to such Securities, such proxies to be executed by a Fund, its agent or the registered holder of such Securities (if registered otherwise than in the name of the Fund), but without indicating the manner in which such proxies are to be voted.

         6.3 Corporate Action and Class Action Notices. If at any time the Bank is notified that (a) a Fund may be eligible to participate in an class action lawsuit involving any Portfolio Security or (b) an issuer of any Portfolio Security has taken or intends to take a corporate action that affects the rights, privileges, powers, preferences, qualifications or ownership of a Portfolio Security, including without limitation, liquidation, consolidation, merger, recapitalization, reorganization, reclassification, subdivision, combination, stock split or stock dividend (collectively, a "Corporate Action"), which Corporate Action requires an affirmative response or action on the part of the holder of such Portfolio Security (a "Response"), the Bank shall notify the appropriate Fund or its agent for purposes of responding to Corporate Actions promptly of the Corporate Action, the Response required in connection with the Corporate Action and the Bank's deadline for receipt from the Fund of Proper Instructions regarding the Response (the "Response Deadline"). The Bank shall forward to the Fund or its agent via telecopier and/or overnight courier all notices, information statements or other materials relating to the Corporate Action promptly after receipt of such materials by the Bank.

                (a) The Bank shall act upon a required Response only after receipt by the Bank of Proper Instructions from the Fund no later than 5:00 p.m. on the date specified as the Response Deadline and only if the Bank (or its agent or subcustodian hereunder) has actual possession of all necessary Securities, consents and other materials no later than 5:00 p.m. on the date specified as the Response Deadline.

                (b) The Bank shall have no duty to act upon a required Response if Proper Instructions relating to such Response and all necessary Securities, consents and other materials are not received by and in the possession of the Bank no later than 5:00 p.m. on the date specified as the Response Deadline. Notwithstanding, the Bank will use its best efforts to act upon a Response for which Proper Instructions and/or necessary Securities, consents or other materials are received by the Bank after 5:00 p.m. on the date specified as the Response Deadline, it being acknowledged and agreed by the parties that any undertaking by the Bank to use its best efforts in such circumstances shall in no way create any duty upon the Bank to complete such Response prior to its expiration.

                (c) In the event that the Fund or its agent notifies the Bank of a Corporate Action requiring a Response and the Bank has received no other notice of such Corporate Action, the Response Deadline shall be 48 hours prior to the Response expiration time set by the depository processing such Corporate Action.

                (d) Section 13.3(e) of this Agreement shall govern any Corporate Action involving Foreign Portfolio Securities held by a Selected Foreign Sub-Custodian.

                (e) The Bank provides the ability for Funds to respond to Corporate Actions through electronic means using either (i) the Bank's InvestCaps function or (ii) appropriate SWIFT messaging. In the event any Fund or its agent provides a Corporate Action Response other than by the aforementioned electronic means, the Bank shall not be responsible for any delay or failure to process such Response in a timely manner. In addition, the Bank may assess additional processing fees to cover the cost of manually processing Corporate Actions Responses provided to the Bank other than by the aforementioned electronic means.

         6.4 Book-Entry System.

                (a) The Bank may keep Portfolio Securities in the Book-Entry System provided that such Portfolio Securities are represented in an account ("Account") of the Bank (or its agent) in such System which shall not include any assets of the Bank (or such agent) other than assets held as a fiduciary, custodian, or otherwise for customers;

                (b) The records of the Bank (and any such agent) with respect to a Fund's participation in the Book-Entry System through the Bank (or any such agent) will identify by book entry the Portfolio Securities which are included with other securities deposited in the Account and shall at all times during the regular business hours of the Bank (or such agent) be open for inspection by duly authorized officers, employees or agents of a Fund. Where securities are transferred to a Fund's account, the Bank shall also, by book entry or otherwise, identify as belonging to the Fund a quantity of securities in a fungible bulk of securities (i) registered in the name of the Bank or its nominee, or (ii) shown on the Bank's account on the books of the Federal Reserve Bank;

                (c) The Bank (or its agent) shall pay for securities purchased for the account of the Fund or shall pay cash collateral against the return of Portfolio Securities loaned by a Fund upon (i) receipt of advice from the Book-Entry System that such Securities have been transferred to the Account, and
(ii) the making of an entry on the records of the Bank (or its agent) to reflect such payment and transfer for the account of the Fund. The Bank (or its agent) shall transfer securities sold or loaned for the account of the Fund upon

                      (i) receipt of advice from the Book-Entry System that payment for securities sold or payment of the initial cash collateral against the delivery of securities loaned by the Fund has been transferred to the Account; and

                      (ii) the making of an entry on the records of the Bank (or its agent) to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Book-Entry System of transfers of securities for the account of the Fund shall identify the Fund, be maintained for each Fund by the Bank and shall be provided to the Fund at its request. The Bank shall send the Fund a confirmation, as defined by Rule 17f-4 under the 1940 Act, of any transfers to or from the account of the Fund;

                (d) The Bank will promptly provide each Fund with any report obtained by the Bank or its agent on the Book-Entry System's accounting system and its internal accounting control and procedures for safeguarding securities deposited in the Book-Entry System;

                (e) Anything to the contrary notwithstanding, the Bank shall be liable to a Fund for any loss or damage to the Fund to the extent resulting from any negligence, willful misfeasance, bad faith or reckless disregard of its duties on the part of the Bank or any of its agents or any of its or their employees in connection with its or their use of the Book-Entry System.

         6.5 Use of a Depository.

                (a) The Bank may use a Depository to hold, receive, exchange, release, lend, deliver and otherwise deal with Portfolio Securities including stock dividends, rights and other items of like nature, and to receive and remit to the Bank on behalf of a Fund all income and other payments thereon and to take all steps necessary and proper in connection with the collection thereof;

                (b) Registration of Portfolio Securities may be made in the name of any nominee or nominees used by such Depository;

                (c) Payment for securities purchased and sold may be made through the clearing medium employed by such Depository for transactions of participants acting through it. Upon any purchase of Portfolio Securities, payment will be made only upon delivery of the securities to or for the account of a Fund and the Fund shall pay cash collateral against the return of Portfolio Securities loaned by the Fund only upon delivery of the Securities to or for the account of the Fund; and upon any sale of Portfolio Securities, delivery of the Securities will be made only against payment therefor or, in the event Portfolio Securities are loaned, delivery of Securities will be made only against receipt of the initial cash collateral to or for the account of the Fund; and

                (d)   The Bank shall use its best efforts to provide that:

                      (i) The Depository obtains replacement of any certificated Portfolio Security deposited with it in the event such Security is lost, destroyed, wrongfully taken or otherwise not available to be returned to the Bank upon its request;

                      (ii) Proxy materials received by a Depository with respect to Portfolio Securities deposited with such Depository are forwarded immediately to the Bank for prompt transmittal to the Fund;

                      (iii) Such Depository promptly forwards to the Bank confirmation of any purchase or sale of Portfolio Securities and of the appropriate book entry made by such Depository to the Fund's account;

                      (iv) Such Depository prepares and delivers to the Bank such records with respect to the performance of the Bank's obligations and duties hereunder as may be necessary for the Fund to comply with the recordkeeping requirements of Section 31(a) of the 1940 Act and Rule 31(a) thereunder; and

                      (v) Such Depository delivers to the Bank all internal accounting control reports, whether or not audited by an independent public accountant, as well as such other reports as the Fund may reasonably request in order to verify the Portfolio Securities held by such Depository.

         6.6 Use of Book-Entry System for Commercial Paper. The Bank may maintain a system for the holding of commercial paper in book-entry form ("Book-Entry Paper"). Upon receipt of Proper Instructions and upon receipt of confirmation from an Issuer (as defined below) that each Fund has purchased such Issuer's Book-Entry Paper, the Bank shall issue and hold in book-entry form, on behalf of the Fund, commercial paper issued by issuers with whom the Bank has entered into a book-entry agreement (the "Issuers"). In maintaining procedures for Book-Entry Paper, the Bank agrees that:

                (a) The Bank will maintain all Book-Entry Paper held by the Fund in an account of the Bank that includes only assets held by it as a fiduciary or custodian for its customers;

                (b) The records of the Bank with respect to the Fund's purchase of Book-Entry Paper through the Bank will identify, by book-entry, commercial paper belonging to the Fund which is included in the Book-Entry System and shall at all times during the regular business hours of the Bank be open for inspection by duly authorized officers, employees or agents of the Fund;

                (c) The Bank shall pay for Book-Entry Paper purchased for the account of the Fund upon contemporaneous (i) receipt of advice from the Issuer that such sale of Book-Entry Paper has been effected, and (ii) the making of an entry on the records of the Bank to reflect such payment and transfer for the account of the Fund;

                (d) The Bank shall cancel such Book-Entry Paper obligation upon the maturity thereof upon contemporaneous (i) receipt of advice that payment for such Book-Entry Paper has been transferred to the Fund, and (ii) the making of an entry on the records of the Bank to reflect such payment for the account of the Fund; and

                (e) The Bank will send to the Fund such reports on its system of internal accounting control with respect to the Book-Entry Paper as the Fund may reasonably request from time to time.

         6.7 Eurodollar CDs. Any Portfolio Securities which are Eurodollar CDs may be physically held by the European branch of the U.S. banking institution that is the issuer of such Eurodollar CD (a "European Branch"), provided that such Portfolio Securities are identified on the books of the Bank as belonging to the Fund and that the books of the Bank identify the European Branch holding such Portfolio Securities. Notwithstanding any other provision of this Agreement to the contrary, except as stated in the first sentence of this subsection 6.7, the Bank shall be under no other duty with respect to such Eurodollar CDs belonging to the Fund.

         6.8 Options and Futures Transactions.

                (a) Puts and Calls Traded on Securities Exchanges, NASDAQ or Over-the-Counter.

                      (i) The Bank shall take action as to put options ("puts") and call options ("calls") purchased or sold (written) by the Fund regarding escrow or other arrangements (i) in accordance with the provisions of any agreement entered into upon receipt of Proper Instructions among the Bank, any broker-dealer registered with the National Association of Securities Dealers, Inc. (the "NASD"), and, if necessary, a Fund, relating to the compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations.

                      (ii) Unless another agreement requires it to do so, the Bank shall be under no duty or obligation to see that the Fund has deposited or is maintaining adequate margin, if required, with any broker in connection with any option, nor shall the Bank be under duty or obligation to present such option to the broker for exercise unless it receives Proper Instructions from the Fund. The Bank shall have no responsibility for the legality of any put or call purchased or sold on behalf of the Fund, the propriety of any such purchase or sale, or the adequacy of any collateral delivered to a broker in connection with an option or deposited to or withdrawn from a Segregated Account (as defined in subsection 6.9 below). The Bank specifically, but not by way of limitation, shall not be under any duty or obligation to: (i) periodically check or notify the Fund that the amount of such collateral held by a broker or held in a Segregated Account is sufficient to protect such broker or the Fund against any loss; (ii) effect the return of any collateral delivered to a broker; or
(iii) advise the Fund that any option it holds, has or is about to expire. Such duties or obligations shall be the sole responsibility of the Fund.

                (b)   Puts, Calls and Futures Traded on Commodities Exchanges

                      (i) The Bank shall take action as to puts, calls and futures contracts ("Futures") purchased or sold by the Fund in accordance with the provisions of any agreement entered into upon the receipt of Proper Instructions among the Fund, the Bank and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market, or any similar organization or organizations, regarding account deposits in connection with transactions by any Fund.

                      (ii) The responsibilities of the Bank as to futures, puts and calls traded on commodities exchanges, any Futures Commission Merchant account and the Segregated Account shall be limited as set forth in subparagraph
(a)(ii) of this Section 6.8 as if such subparagraph referred to Futures Commission Merchants rather than brokers, and Futures and puts and calls thereon instead of options.

         6.9 Segregated Account. The Bank shall upon receipt of Proper Instructions establish and maintain a Segregated Account or Accounts for and on behalf of each Fund.

                (a) Cash and/or Portfolio Securities may be transferred into a Segregated Account upon receipt of Proper Instructions in the following circumstances:

                      (i) in accordance with the provisions of any agreement among the Fund, the Bank and a broker-dealer registered under the Exchange Act and a member of the NASD or any Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange or the Commodity Futures Trading Commission or any registered contract market, or of any similar organizations regarding escrow or other arrangements in connection with transactions by the Fund;

                      (ii) for the purpose of segregating cash or securities in connection with options purchased or written by the Fund or commodity futures purchased or written by the Fund;

                      (iii) for the deposit of liquid assets, such as cash, U.S. Government securities or other high grade debt obligations, or liquid equity securities having a market value (marked to market on a daily basis) at all times equal to not less than the aggregate purchase price due on the settlement dates of all of the Fund's then outstanding forward commitment or "when-issued" agreements relating to the purchase of Portfolio Securities and all the Fund's then outstanding commitments under reverse repurchase agreements entered into with broker-dealer firms;

                      (iv) for the purposes of compliance by the Fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of Segregated Accounts by registered investment companies;

                      (v) for other proper Fund purposes, but only, in the case of this clause (v), upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board, or of the executive committee of the Board signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such Segregated Account and declaring such purposes to be proper Fund purposes.

                (b) Cash and/or Portfolio Securities may be withdrawn from a Segregated Account pursuant to Proper Instructions in the following circumstances:

                      (i) with respect to assets deposited in accordance with the provisions of any agreements referenced in (a)(i) or (a)(ii) above, in accordance with the provisions of such agreements;

                      (ii)  with respect to assets deposited pursuant to
(a)(iii) or (a)(iv) above, for sale or delivery to meet the Fund's obligations under outstanding forward commitment or when-issued agreements for the purchase of Portfolio Securities and under reverse repurchase agreements;

                      (iii) for exchange for other liquid assets of equal or greater value deposited in the Segregated Account;

                      (iv) to the extent that the Fund's outstanding forward commitment or when-issued agreements for the purchase of portfolio securities or reverse repurchase agreements are sold to other parties or the Fund's obligations thereunder are met from assets of the Fund other than those in the Segregated Account;

                      (v) for delivery upon settlement of a forward commitment or when-issued agreement for the sale of Portfolio Securities; or

                      (vi) with respect to assets deposited pursuant to (a)(v) above, in accordance with the purposes of such account as set forth in Proper Instructions.

         6.10 Interest Bearing Call or Time Deposits. The Bank shall, upon receipt of Proper Instructions relating to the purchase by the Fund of interest-bearing fixed-term and call deposits, transfer cash, by wire or otherwise, in such amounts and to such bank or banks as shall be indicated in such Proper Instructions. The Bank shall include in its records with respect to the assets of a Fund appropriate notation as to the amount of each such deposit, the banking institution with which such deposit is made (the "Deposit Bank"), and shall retain such forms of advice or receipt evidencing the deposit, if any, as may be forwarded to the Bank by the Deposit Bank. Such deposits shall be deemed Portfolio Securities of the Fund and the responsibility of the Bank therefore shall be the same as and no greater than the Bank's responsibility in respect of other Portfolio Securities of the Fund.

         6.11 Transfer of Securities. The Bank will transfer, exchange, deliver or release Portfolio Securities held by it hereunder, insofar as such Securities are available for such purpose, provided that the Bank will allow any transfer, exchange, delivery or release under this Section only upon receipt of Proper Instructions. The Proper Instructions shall state that such transfer, exchange or delivery is for a purpose permitted under the terms of this Section 6.11, and shall specify the applicable subsection, or describe the purpose of the transaction with sufficient particularity to permit the Bank to ascertain the applicable subsection. After receipt of such Proper Instructions, the Bank will transfer, exchange, deliver or release Portfolio Securities only in the following circumstances:

                (a) Upon sales of Portfolio Securities for the account of a Fund, against contemporaneous receipt by the Bank of payment therefor in full, or against payment to the Bank in accordance with generally accepted settlement practices and customs in the jurisdiction or market in which the transaction occurs, each such payment to be in the amount of the sale price shown in a broker's confirmation of sale received by the Bank before such payment is made, as confirmed in the Proper Instructions received by the Bank before such payment is made;

                (b) In exchange for or upon conversion into other securities alone or other securities and cash pursuant to any plan of merger, consolidation, reorganization, share split-up, change in par value, recapitalization or readjustment or otherwise, upon exercise of subscription, purchase or sale or other similar rights represented by such Portfolio Securities, or for the purpose of tendering shares in the event of a tender offer therefor, provided, however, that in the event of an offer of exchange, tender offer, or other exercise of rights requiring the physical tender or delivery of Portfolio Securities, the Bank shall have no liability for failure to so tender in a timely manner unless such Proper Instructions are received by the Bank at least two business days prior to the date required for tender, and unless the Bank (or its agent or subcustodian hereunder) has actual possession of such Security at least two business days prior to the date of tender;

                (c) Upon conversion of Portfolio Securities pursuant to their terms into other securities;

                (d) For the purpose of redeeming in-kind shares of the Fund upon authorization from the Fund;

                (e) In the case of option contracts owned by the Fund, for presentation to the endorsing broker;

                (f) When such Portfolio Securities are called, redeemed or retired or otherwise become payable;

                (g) For the purpose of effectuating the pledge of Portfolio Securities held by the Bank in order to collateralize loans made to the Fund by any bank, including the Bank; provided, however, that such Portfolio Securities will be released only upon payment to the Bank for the account of the Fund of the moneys borrowed, provided further, however, that in cases where additional collateral is required to secure a borrowing already made, and such fact is made to appear in the Proper Instructions, Portfolio Securities may be released for that purpose without any such payment. In the event that any pledged Portfolio Securities are held by the Bank, they will be so held for the account of the lender, and after notice to the Fund from the lender in accordance with the normal procedures of the lender and any loan agreement between the fund and the lender that an event of deficiency or default on the loan has occurred, the Bank may deliver such pledged Portfolio Securities to or for the account of the lender;

                (h) for the purpose of releasing certificates representing Portfolio Securities, against contemporaneous receipt by the Bank of the fair market value of such security, as set forth in the Proper Instructions received by the Bank before such payment is made;

                (i) for the purpose of delivering securities lent by the Fund to a bank or broker dealer, but only against receipt in accordance with street delivery custom except as otherwise provided herein, of adequate collateral as agreed upon from time to time by the Fund and the Bank, and upon receipt of payment in connection with any repurchase agreement relating to such securities entered into by the Fund;

                (j) for other authorized transactions of the Fund or for other proper Fund purposes; provided that before making such transfer, the Bank will also receive a certified copy of resolutions of the Board, signed by an authorized officer of the Fund (other than the officer certifying such resolution) and certified by its Secretary or Assistant Secretary, specifying the Portfolio Securities to be delivered, setting forth the transaction in or purpose for which such delivery is to be made, declaring such transaction to be an authorized transaction of the Fund or such purpose to be a proper Fund purpose, and naming the person or persons to whom delivery of such securities shall be made; and

                (k) upon termination of this Agreement as hereinafter set forth pursuant to Section 8 and Section 15 of this Agreement.

         As to any deliveries made by the Bank pursuant to this Section 6.11, securities or cash receivable in exchange therefor shall be delivered to the Bank.

         7. Redemptions. In the case of payment of assets of a Fund held by the Bank in connection with redemptions and repurchases by the Fund of outstanding common shares, the Bank will rely on notification by the Fund's transfer agent of receipt of a request for redemption and certificates, if issued, in proper form for redemption before such payment is made. Payment shall be made in accordance with the Articles of Incorporation or Declaration of Trust (the "Articles"), By-laws and the prospectuses and statements of additional information of the Fund from assets available for said purpose.

         8. Merger, Dissolution, etc. of Fund. In the case of the following transactions, not in the ordinary course of business, namely, the merger of a Fund or Portfolio into, the consolidation of a Fund or Portfolio with, or the sale by a Fund or Portfolio of all, or substantially all, of its assets to another investment company, or the liquidation or dissolution of a Fund or Portfolio and the distribution of its assets, upon the payment of the fees, disbursements and expenses of the Bank through the end of the then current term of this Agreement with respect to the Fund, the Bank will deliver the Portfolio Securities held by it under this Agreement and disburse cash only upon the order of the Fund set forth in an Officers' Certificate, accompanied by a certified copy of a resolution of the Board authorizing any of the foregoing transactions. Upon completion of such delivery and disbursement and the payment of all such fees, disbursements and expenses of the Bank, this Agreement will terminate and the Bank shall be released from any and all obligations hereunder, except for obligations of the Bank arising prior to the date of such termination and those obligations under Section 14.

         9. Actions of Bank Without Prior Authorization. Notwithstanding anything herein to the contrary, unless and until the Bank receives an Officers' Certificate to the contrary, the Bank will take the following actions without prior authorization or instruction of the Fund or the transfer agent:

         9.1 Endorse for collection and collect on behalf of and in the name of the Fund all checks, drafts, or other negotiable or transferable instruments or other orders for the payment of money received by it for the account of the Fund and hold for the account of the Fund all income, dividends, interest and other payments or distributions of cash with respect to the Portfolio Securities held thereunder;

         9.2 Present for payment all coupons and other income items held by it for the account of the Fund which call for payment upon presentation and hold the cash received by it upon such payment for the account of the Fund;

         9.3 Receive and hold for the account of the Fund all securities received as a distribution on Portfolio Securities as a result of a stock dividend, share split-up, reorganization, recapitalization, merger, consolidation, readjustment, distribution of rights and similar securities issued with respect to any Portfolio Securities held by it hereunder.

         9.4 Execute as agent on behalf of the Fund all necessary ownership and other certificates and affidavits required by the Internal Revenue Code or the regulations of the Treasury Department issued thereunder, or by the laws of any state, now or hereafter in effect, inserting the Fund's name on such certificates as the owner of the securities covered thereby, to the extent it may lawfully do so and as may be required to obtain payment in respect thereof. The Bank will execute and deliver such certificates in connection with Portfolio Securities delivered to it or by it under this Agreement as may be required under the provisions of the Internal Revenue Code and any Regulations of the Treasury Department issued thereunder, or under the laws of any State;

         9.5 Present for payment all Portfolio Securities which are called, redeemed, retired or otherwise become payable, and hold cash received by it upon payment for the account of the Fund; and

         9.6 Exchange interim receipts or temporary securities for definitive securities.

         10. Collections and Defaults. The Bank will use reasonable efforts to collect any funds which may to its knowledge become collectible arising from Portfolio Securities, including dividends, interest and other income, and to transmit to the appropriate Fund notice actually received by it of any call for redemption, offer of exchange, right of subscription, reorganization or other proceedings affecting such Securities. If Portfolio Securities upon which such income is payable are in default or payment is refused after due demand or presentation, the Bank will notify the appropriate Fund in writing of any default or refusal to pay within two business days from the day on which it receives knowledge of such default or refusal.

         11. Maintenance of Records and Accounting Services. The Bank will prepare and maintain records with respect to transactions for which the Bank is responsible pursuant to the terms and conditions of this Agreement, and in compliance with the applicable rules and regulations of the 1940 Act. The books and records pertaining to a Fund that are in possession of the Bank shall be the property of the Fund. The books and records of the Bank pertaining to its actions under this Agreement and reports by the Bank or its independent accountants concerning its accounting system, procedures for safeguarding securities and internal accounting controls will be open to inspection and audit at all times during the Bank's normal business hours, upon reasonable notice, by officers of or auditors employed by the appropriate Fund. Such books and records shall include reports of sufficient scope and in sufficient detail as may reasonably be required by a Fund to provide reasonable assurance that any material compliance inadequacies would be disclosed by the inspection or audit, and, if there are no such inadequacies, the appropriate reports shall so state. The books and records relating to a Fund will be preserved by the Bank in the manner and in accordance with the applicable rules and regulations under the 1940 Act. The Bank shall surrender these books and records to the Fund promptly upon request. Upon reasonable request of the Fund, the Bank shall, during the term of this agreement, provide copies of any books and records to the Fund or the Fund's authorized representative at the Fund's expense.

         The Bank shall assist generally in the preparation of reports to shareholders and others, audits of accounts, and other ministerial matters of like nature.

         12. Additional Services. The Bank shall perform the additional services for a Fund as are set forth on Appendix B hereto. Appendix B may be amended from time to time upon agreement of the parties to include further additional services to be provided by the Bank to the Fund.

         13. Duties of the Bank.

         13.1 Performance of Duties and Standard of Care. The Bank shall use the same care with respect to the safekeeping of Portfolio Securities and cash of the Fund held by it as it uses in respect of its own similar property but in no event less than a reasonable standard of care. In performing its duties hereunder and any other duties listed on any Schedule hereto, if any, the Bank will be entitled to receive and act upon the written advice of independent counsel of its own selection, which may be counsel for a Fund, and will be without liability for any action taken or thing done or omitted to be done in accordance with this Agreement in good faith in conformity with such advice.

         The Bank will be under no duty or obligation to inquire into and will not be liable for:

                (a) the validity of the issue of any Portfolio Securities purchased by or for the Fund, the legality of the purchases thereof or the propriety of the price incurred therefor;

                (b) the legality of any sale of any Portfolio Securities by or for the Fund or the propriety of the amount for which the same are sold;

                (c) the legality of an issue or sale of any common shares of the Fund or the sufficiency of the amount to be received therefor;

                (d) the legality of the repurchase of any common shares of the Fund or the propriety of the amount to be paid therefor;

                (e) the legality of the declaration of any dividend by the Fund or the legality of the distribution of any Portfolio Securities as payment in kind of such dividend; and

                (f) any property or moneys of the Fund unless and until received by it, and any such property or moneys delivered or paid by it pursuant to the terms hereof.

         Moreover, the Bank will not be under any duty or obligation to ascertain whether any Portfolio Securities at any time delivered to or held by it for the account of the Fund are such as may properly be held by the Fund under the provisions of its Articles, By-laws, any federal or state statutes or any rule or regulation of any governmental agency.

         13.2 Agents and Subcustodians with Respect to Property of the Fund Held in the United States. Upon notification to the appropriate Fund, the Bank may employ agents of its own selection in the performance of its duties hereunder and shall be responsible for the acts and omissions of such agents as if performed by the Bank hereunder.

         Upon receipt of Proper Instructions, the Bank may employ subcustodians selected by or at the direction of a Fund, provided that any such subcustodian meets at least the minimum qualifications required by Section 17(f)(1) of the 1940 Act to act as a custodian of the Fund's assets with respect to property of the Fund held in the United States. The Bank shall have no liability to the Fund or any other person by reason of any act or omission of any such subcustodian and the Fund shall indemnify the Bank and hold it harmless from and against any and all actions, suits and claims, arising out of the performance of any subcustodian. Upon request of the Bank or if elected by the Fund, the Fund shall assume the entire defense of any action, suit, or claim subject to the foregoing indemnity. The Fund shall pay all fees and expenses of any subcustodian.

         13.3 Duties of the Bank with Respect to Property of the Fund Held Outside of the United States.

                (a)   Appointment of Foreign Custody Manager.

                      (i) If a Fund has appointed the Bank Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act), the Bank's duties and obligations with respect to the Fund's Portfolio Securities and other assets maintained outside the United States shall be, to the extent not set forth herein, as set forth in the Delegation Agreement between the Fund and the Bank (the "Delegation Agreement").

                      (ii) If a Fund has appointed any other person or entity Foreign Custody Manager, the Bank shall act only upon Proper Instructions from the Fund with regard to any of the Fund's Portfolio Securities or other assets held or to be held outside of the United States, and the Bank shall be without liability for any Claim (as that term is defined in Section 14 hereof) arising out of maintenance of the Fund's Portfolio Securities or other assets outside of the United States. The Fund also agrees that it shall enter into a written agreement with such Foreign Custody Manager that shall obligate such Foreign Custody Manager to provide to the Bank in a timely manner all information required by the Bank in order to complete its obligations hereunder. The Bank shall not be liable for any Claim arising out of the failure of such Foreign Custody Manager to provide such information to the Bank.

                (b) Segregation of Securities. The Bank shall identify on its books as belonging to the Fund the Foreign Portfolio Securities held by each foreign sub-custodian (each an "Eligible Foreign Custodian") selected by the Foreign Custody Manager, subject to receipt by the Bank of the necessary information from such Eligible Foreign Custodian if the Foreign Custody Manager is not the Bank.

                (c) Access of Independent Accountants of the Fund. If the Bank is the Fund's Foreign Custody Manager, upon request of the Fund, the Bank will use its best efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any foreign banking institution employed as an Eligible Foreign Custodian insofar as such books and records relate to the performance of such foreign banking institution with regard to the Fund's Portfolio Securities and other assets.

                (d) Reports by Bank. If the Bank is the Fund's Foreign Custody Manager, the Bank will supply to the Fund the reports required under the Delegation Agreement.

                (e) Transactions in Foreign Custody Account. Transactions with respect to the assets of a Fund held by an Eligible Foreign Custodian shall be effected pursuant to Proper Instructions from the Fund to the Bank and shall be effected in accordance with the applicable agreement between the Foreign Custody Manager and such Eligible Foreign Custodian.

                Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Foreign Portfolio Securities received for the account of a Fund and delivery of Foreign Portfolio Securities maintained for the account of the Fund may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer.

                In connection with any action to be taken with respect to the Foreign Portfolio Securities held hereunder, including, without limitation, the exercise of any voting rights, subscription rights, redemption rights, exchange rights, conversion rights or tender rights, or any other action in connection with any other right, interest or privilege with respect to such Securities (collectively, the "Rights"), the Bank shall promptly transmit to the appropriate Fund such information in connection therewith as is made available to the Bank by the Eligible Foreign Custodian, and shall promptly forward to the applicable Eligible Foreign Custodian any instructions, forms or certifications with respect to such Rights, and any instructions relating to the actions to be taken in connection therewith, as the Bank shall receive from the Fund pursuant to Proper Instructions. Notwithstanding the foregoing, the Bank shall have no further duty or obligation with respect to such Rights, including, without limitation, the determination of whether the Fund is entitled to participate in such Rights under applicable U.S. and foreign laws, or the determination of whether any action proposed to be taken with respect to such Rights by the Fund or by the applicable Eligible Foreign Custodian will comply with all applicable terms and conditions of any such Rights or any applicable laws or regulations, or market practices within the market in which such action is to be taken or omitted.

                (f) Tax Law. The Bank shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund or the Bank as custodian of the Fund by the tax laws of any jurisdiction, and it shall be the responsibility of the Fund to notify the Bank of the obligations imposed on the Fund or the Bank as the custodian of the Fund by the tax law of any non-U.S. jurisdiction, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Eligible Foreign Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of jurisdictions for which the Fund has provided such information.

         13.4 Insurance. The Bank need not maintain any special insurance for the benefit of a Fund, although the Bank shall at all times maintain insurance coverage adequate for the nature of its operations, including directors and officers, errors and omissions, and fidelity bond insurance coverage. The Bank shall notify the Funds if there are any material adverse changes to its insurance policies or coverage. The Bank shall notify the Funds of any material errors or omissions, interruptions in, or delay or unavailability of the Bank's abilities to safeguard and hold the securities and cash of a Fund in accordance with this Agreement as promptly as practicable, and proceed to correct the same as soon as is reasonably possible.

         13.5 Advances by the Bank. The Bank may, in its sole discretion, advance funds on behalf of a Fund to make any payment permitted by this Agreement upon receipt of any proper authorization required by this Agreement for such payments by the Fund. Should such a payment or payments, with advanced funds, result in an overdraft (due to insufficiencies of the Fund's account with the Bank, or for any other reason) this Agreement deems any such overdraft or related indebtedness a loan made by the Bank to the Fund payable on demand. Such overdraft shall bear interest at the current rate charged by the Bank for such loans unless the Fund shall provide the Bank with agreed upon compensating balances. The Fund agrees that the Bank shall have a continuing lien and security interest to the extent of any overdraft or indebtedness on the part of a Portfolio and to the extent required by law, in and to any property at any time held by it for the Portfolio's benefit or in which the Portfolio has an interest and which is then in the Bank's possession or control (or in the possession or control of any third party acting on the Bank's behalf). Such payment liability and the concomitant liens and security interests are not permitted to exceed a value equal to 33 1/3% of a Portfolio's total assets. The Fund authorizes the Bank, in the Bank's sole discretion, at any time to charge any overdraft or indebtedness, together with interest due thereon, against any balance of account standing to the credit of the Fund on the Bank's books.

         13.6. Fees and Expenses of the Bank. For the services rendered by the Bank hereunder, each Fund will pay to the Bank such fees at such rate as shall be agreed upon in writing by the parties from time to time. The Fund will also pay or reimburse the Bank from time to time for any transfer taxes payable upon any transfers made hereunder, and for all necessary proper disbursements, expenses and charges made or incurred by the Bank in the performance of this Agreement (including any duties listed on any Schedule hereto, if any) including any indemnities for any loss, liabilities or expense to the Bank as provided herein. The Bank will also be entitled to reimbursement by the Fund for all reasonable expenses incurred in conjunction with termination of this Agreement and any conversion or transfer work done in connection therewith, except for a termination by a Fund due to a breach of this Agreement by the Bank.

         Fees and expenses will be calculated monthly. Fees and expenses owed to the Bank for any month may be charged against any cash balance held by the Fund beginning on the first (1st) business day after the end of such month based on information then available. Fees charged to an account may result in an overdraft that will be subject to normal interest charges. The Fund will have sixty (60) days after the receipt of an invoice to dispute any charge that appears on such invoice. After such sixty (60) day period, the invoice will be deemed to be complete and accurate and may no longer be disputed.

         13.7 Cooperation with Fund's Independent Public Accountants. The Bank shall cooperate with each Fund's independent public accountants and shall take all reasonable action in the performance of its obligations under this Agreement to assure that all necessary information is made available to the accountant for the expression of their unqualified opinion, including but not limited to the opinion included in the Funds' registration statements on Form N-1A, and periodic reports made on Forms N-SAR and N-CSR, and any other reports to the SEC and for any requirement of the SEC.

         13.8 Reports to Fund by Bank's Independent Public Accountants. The Bank shall provide each Fund, at all times as a Fund may reasonably require, with reports from the Bank's independent public accountant on the Bank's accounting systems and internal accounting controls and procedures for safeguarding securities and cash of the Fund, including securities deposited and/or maintained in a Securities Depository or Book-Entry System, relating to the services the Bank provides under this Agreement and generally made available to the Bank's clients. These reports shall be of sufficient scope and in sufficient detail as a Fund may reasonably require to provide reasonable assurance that the examination would disclose any material inadequacies and, if there are no material inadequacies, the reports shall so state.

         14. Limitation of Liability.

         14.1 Notwithstanding anything in this Agreement to the contrary, in no event shall the Bank or any of its officers, directors or employees (collectively, the "Bank Indemnified Parties") be liable to the Fund or any third party, and the Fund shall indemnify and hold the Bank and the Bank Indemnified Parties harmless from and against any and all loss, damage, liability, actions, suits, claims, and reasonable costs and expenses, including reasonable legal fees, (a "Claim") arising as a result of any act or omission of the Bank or any Bank Indemnified Party under this Agreement, except to the extent any such Claim results from the negligence, willful misfeasance, bad faith or reckless disregard of its duties on the part of the Bank or any Bank Indemnified Party. Without limiting the foregoing, neither the Bank nor the Bank Indemnified Parties shall be liable for, and the Bank and the Bank Indemnified Parties shall be indemnified against, any Claim arising as a result of:

                (a) Any act or omission by the Bank or any Bank Indemnified Party in good faith reliance upon the terms of this Agreement, any Officer's Certificate, Proper Instructions, resolution of the Board, telegram, telecopier, notice, request, certificate or other instrument reasonably believed by the Bank to genuine;

                (b) Any act or omission of any subcustodian selected by or at the direction of the Fund;

                (c) Any act or omission of any Foreign Custody Manager other than the Bank or any act or omission of any Eligible Foreign Custodian if the Bank is not the Foreign Custody Manager;

                (d) Any Corporate Action, distribution or other event related to Portfolio Securities which, at the direction of the Fund, have not been registered in the name of the Bank or its nominee;

                (e) Any Corporate Action requiring a Response for which the Bank has not received Proper Instructions or obtained actual possession of all necessary Securities, consents or other materials by 5:00 p.m. on the date specified as the Response Deadline; or

                (f) Any act or omission of any European Branch of a U.S. banking institution that is the issuer of Eurodollar CDs in connection with any Eurodollar CDs held by such European Branch.

         14.2 The Bank agrees to indemnify and hold harmless each Fund and its affiliates and their Directors/Trustees, officers and employees ("Fund Indemnified Parties") from and against any and all Claims arising as a result of any act or omission of the Bank or any Bank Indemnified Party under this Agreement to the extent any such Claim results from the negligence, willful misfeasance, bad faith or reckless disregard of its duties on the part of the Bank or any Bank Indemnified Party.

         14.3 Notwithstanding anything to the contrary in this Agreement, neither Party shall be liable to the other party or any third party for lost profits or lost revenues or any special, consequential, punitive or incidental damages of any kind whatsoever in connection with this Agreement or any activities hereunder.

         14.4 The obligations set forth in this Section 14 shall survive the termination of this Agreement.

         15. Termination.

         15.1 The term of this Agreement shall be three years commencing upon the date hereof (the "Initial Term"), unless earlier terminated as provided herein. After the expiration of the Initial Term, the term of this Agreement shall automatically renew for successive one-year terms (each a "Renewal Term") unless written notice of non-renewal (due to a Party's violation of a material provision of the contract or for any other reason) is delivered by the non-renewing party to the other party no later than ninety days if a Fund is the non-renewing party and one hundred eighty days if Bank is the non-renewing party prior to the expiration of the Initial Term or any Renewal Term, as the case may be.

Either party hereto may terminate this Agreement prior to the expiration of the Initial Term or any Renewal Term in the event the other party violates any material provision of this Agreement, provided that the terminating party gives written notice of such violation to the other party and such party does not cure such violation within 90 days of receipt of such notice. The Bank's right to termination shall be limited to the Portfolio in respect of which a violation has occurred. Termination by either party with respect to a Fund or a Portfolio will not affect the terms of this Agreement with respect to other Funds or Portfolios.

         15.2 In the event of the termination of this Agreement, the Bank will immediately upon receipt or transmittal, as the case may be, of notice of termination, commence and prosecute diligently to completion the transfer of all cash and the delivery of all Portfolio Securities duly endorsed and all records maintained under Section 11 to the successor custodian when appointed by the Fund. The obligation of the Bank to deliver and transfer over the assets of the Fund held by it directly to such successor custodian will commence as soon as such successor is appointed and will continue until completed as aforesaid. If the Fund does not select a successor custodian within ninety (90) days from the date of delivery of notice of termination the Bank may, subject to the provisions of subsection 15.3, deliver the Portfolio Securities and cash of the Fund held by the Bank to a bank or trust company of the Bank's own selection which meets the requirements of Section 17(f)(1) of the 1940 Act and has a reported capital, surplus and undivided profits aggregating not less than $2,000,000, to be held as the property of the Fund under terms similar to those on which they were held by the Bank, whereupon such bank or trust company so selected by the Bank will become the successor custodian of such assets of the Fund with the same effect as though selected by the Board. Thereafter, the Bank shall be released from any and all obligations under this Agreement, except for any obligations arising prior to the date of delivery of such Portfolio Securities and cash and those obligations under Section 14.

         15.3 Prior to the expiration of ninety (90) days after notice of termination has been given, the Fund may furnish the Bank with an order of the Fund advising that a successor custodian cannot be found willing and able to act upon reasonable and customary terms and that the Fund will be liquidated or will function without a custodian for the assets of the Fund held by the Bank. In that event the Bank will deliver the Portfolio Securities and cash of the Fund held by it, subject as aforesaid, in accordance with one of such alternatives, upon receipt by the Bank of a copy of the minutes of the meeting of the Board of Directors/Trustees at which action was taken, certified by the Fund's Secretary, and an opinion of counsel to the Fund in form and content satisfactory to the Bank. Thereafter, the Bank shall be released from any and all obligations under this Agreement, except for any obligations arising prior to the date of delivery of such Portfolio Securities and cash and those obligations under Section 14.

         15.4 At any time after the termination of this Agreement, the Fund may, upon written request, have reasonable access to the records of the Bank relating to its performance of its duties as custodian.

         16. Confidentiality. Both parties hereto agree than any non-public information obtained hereunder concerning the other party is confidential and may not be disclosed without the consent of the other party, except as may be required by applicable law or at the request of a governmental agency. The parties further agree that a breach of this provision would irreparably damage the other party and accordingly agree that each of them is entitled, in addition to all other remedies at law or in equity to an injunction or injunctions without bond or other security to prevent breaches of this provision. The parties agree that they shall abide by the provisions of the Gramm-Leach-Bliley Act ("GLB") and other applicable privacy laws and shall each establish commercially reasonable controls to ensure the confidentiality of confidential information and to ensure that confidential information is not disclosed contrary to the provisions of this Agreement, GLB or any other applicable privacy laws and regulations.

         17. Notices. Any notice or other instrument in writing authorized or required by this Agreement to be given to either party hereto will be sufficiently given if addressed to such party and delivered via (i) United States Postal Service registered mail, (ii) telecopier with written confirmation, (iii) hand delivery with signature to such party at its office at the address set forth below, namely:

                (a)   In the case of notices sent to the Fund to:

                                                                       TREASURER

                      Eclipse Funds
                      Eclipse Funds, Inc.
                      The MainStay Funds
                      MainStay VP Series Fund, Inc.
                      McMorgan Funds
                      169 Lackawanna Avenue
                      Parsippany, NJ 07054

                      with a copy to:
SECRETARY

                      Eclipse Funds
                      Eclipse Funds, Inc.
                      The MainStay Funds
                      MainStay VP Series Fund, Inc.
                      169 Lackawanna Avenue
                      Parsippany, NJ 07054

                      and with a copy to
                      Secretary
                      McMorgan Funds
                      One Bush Street, Suite 800
                      San Francisco, CA 94104

                (b)   In the case of notices sent to the Bank to:

                      Investors Bank & Trust Company
                      200 Clarendon Street, P.O. Box 9130
                      Boston, Massachusetts 02117-9130
                      Attention: Christopher E. Jones,
                      Director - Client Management
                      With a copy to:  John E. Henry, General Counsel

                or at such other place as such party may from time to time designate in writing.

         18. Amendments. This Agreement may not be altered or amended, except by an instrument in writing, executed by both parties.

         19. Parties. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that this Agreement will not be assignable by the Fund without the written consent of the Bank or by the Bank without the written consent of the Fund, authorized and approved by its Board; and provided further that termination proceedings pursuant to Section 15 hereof will not be deemed to be an assignment within the meaning of this provision.

         20. Governing Law. This Agreement and all performance hereunder will be governed by the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions.

         21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         22. Entire Agreement. This Agreement, together with its Appendices, constitutes the sole and entire agreement between the parties relating to the subject matter herein and does not operate as an acceptance of any conflicting terms or provisions of any other instrument and terminates and supersedes any and all prior agreements and undertakings between the parties relating to the subject matter herein.

         23. Several Obligations of the Portfolios. This Agreement is an agreement entered into between the Bank and each Fund with respect to the Fund's respective Portfolios. With respect to any obligation of a Fund on behalf of any Portfolio arising out of this Agreement, the Bank shall look for payment or satisfaction of such obligation solely to the assets of the Portfolio to which such obligation relates as though the Bank had separately contracted with such Fund by separate written instrument with respect to each Portfolio.

         24. Fund Disclaimer. It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their Directors/Trustees, shareholders, nominees, officers, agents or employees personally, but shall bind only the property or assets of the applicable Fund, as the case may be. The execution and delivery of this Agreement has been authorized by the Directors/Trustees, and this Agreement has been signed and delivered by an authorized officer of the Funds, acting as such, and neither such authorization by the Directors/Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property or assets of the Funds, as the case may be, as provided in the Funds' respective organizational documents. With respect to any Fund that is organized as a Massachusetts business trust, a copy of such Fund's Agreement and Declaration of Trust establishing the Fund is on file with the Secretary of State of The Commonwealth of Massachusetts.

         25. Business Recovery. The Bank represents and warrants that it has and will continue to have in place a commercially reasonable business recovery program.

         26. Force Majeure. Notwithstanding anything otherwise to the contrary in this Agreement, no party shall be liable to the other for any loss or liability arising from any acts of God, earthquakes, fires, floods, storms or other disturbances of nature, epidemics, strikes, riots, nationalization, expropriation, currency restrictions, acts of war, civil war or terrorism, insurrection, nuclear fusion, fission or radiation, the interruption, loss or malfunction of utilities, transportation or computers (hardware or software) and computer facilities, the unavailability of energy sources and other similar happenings or events, except to the extent that any such loss or liability results from the failure of the Bank to (a) maintain a commercially reasonable business recovery program, and (b) act reasonably to mitigate, as soon as practicable, the specific occurrence or event.

         27. Use of Name. Neither party shall use the name of the other in any prospectus, sales literature or other material in a manner not approved by the other party prior thereto in writing; provided however, that the approval of a party shall not be required for any use of its name or that of its affiliates which merely refers in accurate and factual terms to its appointment hereunder or which is required by the Securities and Exchange Commission or any state securities authority or any other appropriate regulatory, governmental or judicial authority; provided further, that in no event shall such approval be unreasonably withheld or delayed.

         28. Bank Loan Funds. The following provisions shall apply to any Fund holding Bank Loans:

                (a) The Bank shall physically hold at such premises and under such conditions as the Bank may determine in its sole discretion each "Loan File" (as hereinafter defined) from time to time delivered to the Bank by a Portfolio, and shall segregate, keep and maintain the Loan Files for such Portfolio separate and apart from those of any other Portfolio.

                (b) The Portfolio shall deliver to the Bank: (a) each Loan File relating to such Portfolio promptly upon the Portfolio's receipt of the same, and (b) a Proper Instruction specifying such Loan File as a Loan File of the Portfolio and the related identifying number described in paragraph (d) of this Section.

                (c) The Bank shall have no duty or obligation with respect to, and no responsibility for, the quality, completeness, or authenticity of any Loan File or anything included therein, nor deemed to have for any purpose whatsoever actual or constructive knowledge of the contents of, or information contained in, any Loan File. As used herein the term "Loan File" shall mean a package of paper documents so designated as such by the Portfolio with respect to any promissory note or similar obligation purchased by the Portfolio, and any document received by the Bank with respect to any such promissory note or similar obligation shall be deemed a part of the Loan File.

                (d) Whenever the Portfolio purchases any promissory note or similar obligation which will be included in a Loan File, the Portfolio shall provide the Bank with a Proper Instruction specifying: (a) the amount to be paid therefor; (b) the entity to which such payment is to be made, together with appropriate wiring instructions; (c) the date on which such payment is to be made, which date shall be at least three business days after the Bank's receipt of the Proper Instruction; and (d) the name and identifying number to be recorded and utilized by the Bank with respect to such Loan File and payments made, or received, by the Bank with respect to such promissory note or similar obligation. The Bank shall make such payment out of the monies held for the applicable Portfolio, and if monies are insufficient shall so advise the Portfolio and the Bank shall take no further action until it has received further instructions in a Proper Instruction. Any such payments made by the Bank shall not be "against receipt" of any Loan File unless the Portfolio has otherwise specified in its Proper Instructions. Where payments are not made "against receipt", the Portfolio understands and accepts the risk that the related Loan File may not be received.

                (e) From time to time upon receipt of a Proper Instruction the Bank shall make such deliveries of any Loan File held hereunder as may be specified therein, including any "free" (and not against payment) deliveries. For any delivery against payment, the Portfolio understands that settlements, payments and deliveries may be effected by the Bank in accordance with the customary or established trading or processing practices and procedures in the jurisdiction in which the transaction occurs, including, without limitation, delivery to a purchaser or dealer therefor (or agent) against receipt with the expectation of receiving later payment. The Portfolio assumes full responsibility for all risks, including, without limitation, credit risks, involved in connection with such deliveries of Loan Files. When any deliveries are made "free", the Portfolio understands and accepts the risk that payments may not be received. Payments received by the Bank shall be credited to the account of the Portfolio.

                (f) The Portfolio, and not the Bank, shall be solely responsible for obtaining delivery of each Loan File, and where a payment described in paragraph (d) of this Section is "against receipt" of a Loan File, such receipt shall be by the Bank from the Portfolio.

                (g) Each week the Bank shall provide to the Portfolio a report specifying by the related identifying number described in paragraph (d) of this Section each Loan File not yet delivered to and received by the Bank.

                (h) Whenever a Portfolio anticipates receipt of any payment of principal or interest or other amount with respect to any Loan File, it shall provide the Bank, at least three days before such payment date, a Proper Instruction specifying: (i) the identifying number (described in paragraph (d) of this Section) of the Loan File to which such payment relates; (ii) the amount to be received; and (iii) the date on which payment of such amount is to be received. The Bank shall receive such amounts and credit the same to the account of the Portfolio and shall provide to Portfolio an advice setting forth the amount so received and any amounts which were specified to be received in the Proper Instruction but not received. The Portfolio, and not the Bank, shall be solely responsible for making demands for any such payments or taking further action if any such payment is not received.

                (i) Each Portfolios understands that all credits to its account are provisional, may be reversed if the same are not finally collected, and that any such reversal may create indebtedness subject to Section 13.5 of this Agreement. For purposes of such Section 13.5, the Portfolio agrees that each Loan File and each right to receive payment shall be property as described therein, and further agrees that such rights shall constitute "financial assets" within the meaning of Article 8 of the New York Uniform Commercial Code and that the account of the Portfolio shall for such purposes be considered a "securities account" maintained by the Bank as a "financial intermediary", as such terms are defined in said Article 8.

                (j) In the event the Bank receives any notices, demands, documents, or other materials with respect to a Loan File, the Bank's sole responsibility shall be to deliver the same to the Portfolio.

                (k) In the event of any conflict between the provisions of this Section and any other provision of this Agreement, this Section shall control.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first written above.

ECLIPSE FUNDS

                                        ECLIPSE FUNDS INC


                                        By: Gary E. Wendlandt
                                            ------------------------------------
                                        NAME:   GARY E. WENDLANDT
                                        Title:  President


                                        THE MAINSTAY FUNDS


                                        By: /s/ Christopher O. Blunt
                                            ------------------------------------
                                        NAME:   CHRISTOPHER O. BLUNT
                                        Title:  President


                                        MAINSTAY VP SERIES FUND, INC.


                                        By: /s/ Anne F. Pollack
                                            ------------------------------------
                                        NAME:   ANNE F. POLLACK
                                        Title:  President

                                        MCMORGAN FUNDS


                                        By: /s/ Mark R. Taylor
                                            ------------------------------------
                                        NAME:   MARK R. TAYLOR
                                        Title:  President


                                        INVESTORS BANK & TRUST COMPANY


                                        By: /s/ Robert D. Mancuso
                                            ------------------------------------
                                        Name: Robert D. Mancuso
                                        Title: Senior Vice President

                                   APPENDIX A
                                     TO THE
                           MASTER CUSTODIAN AGREEMENT
                              (as of June 30, 2005)

                   FUND                  PORTFOLIO
                   ------------------    ---------------------------------------
                   THE MAINSTAY FUNDS    Blue Chip Growth Fund
                                         Capital Appreciation Fund
                                         Common Stock Fund
                                         Convertible Fund
                                         Diversified Income Fund
                                         Equity Index Fund
                                         Global High Income Fund
                                         Government Fund
                                         High Yield Corporate Bond Fund
                                         International Equity Fund
                                         Large Cap Growth Fund
                                         MAP Fund
                                         Mid Cap Growth Fund
                                         Mid Cap Value Fund
                                         Money Market Fund
                                         Small Cap Growth Fund
                                         Small Cap Value Fund
                                         Tax Free Bond Fund
                                         Total Return Fund
                                         VALUE FUND

                   ECLIPSE FUNDS         Mid Cap Opportunity Fund
                                         Small Cap Opportunity Fund
                                         Balanced Fund

                   ECLIPSE FUNDS INC.    All Cap Growth Fund
                                         All Cap Value Fund
                                         Asset Manager Fund
                                         Cash Reserves Fund
                                         Conservative Allocation Fund
                                         Floating Rate Fund
                                         Growth Allocation Fund
                                         Indexed Bond Fund
                                         Intermediate Term Bond Fund
                                         Large Cap Opportunity Fund (as of July
                                         29, 2005)
                                         Moderate Allocation Fund
                                         Moderate Growth Allocation Fund
                                         S&P 500 Index Fund
                                         Short Term Bond Fund

                   FUND                  PORTFOLIO
                   ------------------    ---------------------------------------
                   MAINSTAY VP SERIES    Balanced Portfolio
                   FUND, INC.            Basic ValuePortfolio
                                         Bond Portfolio
                                         Capital Appreciation Portfolio
                                         Cash Management Portfolio
                                         Common Stock Portfolio
                                         Convertible Portfolio
                                         Developing Growth Portfolio
                                         Floating Rate Portfolio
                                         Government Portfolio
                                         Growth Portfolio
                                         High Yield Corporate Bond Portfolio
                                         Income and Growth Portfolio
                                         International Equity Portfolio
                                         Mid Cap Core Portfolio
                                         Mid Cap Growth Portfolio
                                         Mid Cap Value Portfolio
                                         S&P 500 Index Portfolio
                                         Small Cap Growth Portfolio
                                         Total Return Portfolio
                                         Value Portfolio

                   MCMORGAN FUNDS        Balanced Fund
                                         Equity Investment Fund
                                         Fixed Income Fund
                                         High Yield Fund
                                         Intermediate Fixed Income Fund
                                         Principal Preservation Fund

                                   APPENDIX B
                               ADDITIONAL SERVICES
                              (as of June 30, 2005)

                                      NONE

                                                           Exhibit 99.B.23(h)(2)

                                  AMENDMENT TO
                ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

This AMENDMENT, dated as of June __, 2005, amends the Administration and Accounting Services Agreement, dated September 28, 2001 (the "Agreement"), between the McMorgan Funds (the "Fund") and New York Life Investment Management LLC ("NYLIM").

                                   WITNESSETH:

         WHEREAS, the Fund was previously named the "McM Funds" and changed its name to "McMorgan Funds";

         WHEREAS, the Fund desires to retain NYLIM to provide certain administration and accounting services to the series of the Fund and NYLIM wishes to continue to perform such services;

         WHEREAS, NYLIM proposes to delegate certain functions that it performs under the Agreement to Investors, Bank & Trust Company ("IBT");

         WHEREAS, the Fund and NYLIM, as permitted by Section 19 of the Agreement, desire to amend the Agreement as set forth herein;

         NOW THEREFORE, in consideration of the foregoing premises, the Fund and NYLIM hereby amend and modify the Agreement:

         3. By replacing "McM" with "McMorgan" throughout the Agreement;

         1. By replacing "Bank of New York" with "any bank or other financial institution that is the custodian of the assets of the Fund" in Section 1(a) of the Agreement.

         2. By adding "or in connection with the delegation of NYLIM's duties under this Agreement to a third party" after "except as required by law" in Section 14(a).

         3. By adding "or delegate" after "NYLIM" in the first sentence of
         Section 15.

         4. By replacing the last sentence in Section 20 of the Agreement with the following:

                  NYLIM may delegate its duties, in whole or in part, to a third party provided: (a) it has provided such information as the Fund or the Trustees of the Fund may request, and respond to such questions as the Fund or the Trustees of the Fund may ask, relative to the delegation, including, without limitation, the capabilities of the delegate; and (b) NYLIM obtains prior approval of the delegation from the Trustees of the Fund

         5. By adding the "McMorgan High Yield Fund" to the list of portfolios in Exhibit A of the Agreement.

         IN WITNESS WHEREOF, this Amendment to the Agreement has been executed by a duly authorized representative of each of the parties hereto as of the date of the Amendment first set forth above.

                                        McMorgan Funds

                                        By:
                                            ------------------------------------
                                        As:
                                            ------------------------------------


                                        New York Life Investment Management LLC

                                        By:
                                            ------------------------------------
                                        As:
                                            ------------------------------------

                                                              Exhibit 99.B.23(i)

                   CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP

We hereby consent to the reference to our firm included in the prospectuses and statement of additional information of the McMorgan Funds, filed as part of this Post-Effective Amendment No. 21 to the McMorgan Funds' Registration Statement under the Securities Act of 1933 (File No. 33-75708) and Post-Effective Amendment No. 25 to the McMorgan Funds' Registration Statement under the Investment Company Act of 1940 (File No. 811-8370).


/s/  Sutherland Asbill & Brennan LLP
------------------------------------

Sutherland Asbill & Brennan LLP

Washington, D.C.

October 28, 2005

                                                              Exhibit 99.B.23(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use of our report dated July 29, 2005 on the financial statements and the financial highlights of McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund, McMorgan High Yield Fund, McMorgan Balanced Fund, and McMorgan Equity Investment Fund, each a series of shares of beneficial interest of McMorgan Funds. Such financial statements and financial highlights appear in the 2005 Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information filed in the Post-Effective Amendment to the Registration Statement on Form N-1A of McMorgan Funds. We also consent to the references to our Firm in the Registration Statement and Prospectus.

TAIT, WELLER & BAKER LLP


Philadelphia, Pennsylvania
October 15, 2005

                                                              Exhibit 99.B.23(q)

                                 MCMORGAN FUNDS
                                POWER OF ATTORNEY

The undersigned officers and trustees of McMorgan Funds (the "Trust) who are required to make filings with the Securities and Exchange Commission hereby appoint Bibb L. Strench, Esq. and Jill S. Kopin (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute in their name, place and stead, and to file any of the documents relating to a Registration Statement under the Securities Act of 1933 and/or the Investment Company Act of 1940, including any and all amendments thereto, any and all exhibits thereto, and any and all documents required to be filed with respect thereto with the U.S. Securities and Exchange Commission and any other regulatory authority. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

The undersigned officers and trustees hereby execute this Power of Attorney as of this 17th day of August, 2005.


/s/ Kenneth I. Rosenblum                /s/ Alan Lindquist
-------------------------------------   ----------------------------------------
Kenneth I. Rosenblum, Chairman of       Alan Lindquist, Trustee
the Board and Trustee


/s/ Walter B. Rose                      /s/ Robert C. Daney
-------------------------------------   ----------------------------------------
Walter B. Rose, Trustee                 Robert C. Daney, Trustee


/s/ Mark R. Taylor                      /s/ Jeffrey J. Gaboury
-------------------------------------   ----------------------------------------
Mark R. Taylor,                         Jeffrey J. Gaboury,
President, Principal Executive          Principal Financial Officer and
Officer and Trustee                     Treasurer


ACKNOWLEDGMENT

State of California             )
) ss:
County of San Francisco         )

The foregoing instrument was acknowledged before me this 17th day of August, 2005.


Notary Public